     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 6, 2000


                                              REGISTRATION NOS. 2-90380/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]
                                                                             [X]

                        POST-EFFECTIVE AMENDMENT NO. 26
                                     AND/OR
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                                                                             [X]
                                AMENDMENT NO. 28

                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                              GARY A. BELLER, ESQ.
              SENIOR EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:

                              JOHN A. DUDLEY, ESQ.
                            SULLIVAN & WORCESTER LLP
                         1025 CONNECTICUT AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on May 1, 2000 pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


     PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1999 WAS FILED WITH THE COMMISSION ON MARCH 30, 2000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))


FORM N-4
ITEM NO.                                                PROSPECTUS HEADING
--------                                          ------------------------------
      1.  Cover Page............................. Cover Page

      2.  Definitions............................ Important Terms You Should
                                                    Know

      3.  Synopsis............................... Table of Expenses

      4.  Condensed Financial Information........ Accumulation Unit Values
                                                    Table; General
                                                    Information--Advertising
                                                    Performance; General
                                                    Information--Financial
                                                    Statements

      5.  General Description of Registrant,
            Depositor, and Portfolio Companies... MetLife; Metropolitan Life
                                                    Separate Account E; Your
                                                    Investment Choices; General
                                                    Information--Voting Rights

      6.  Deductions and Expenses................ Table of Expenses; Deferred
                                                    Annuities--Charges; Deferred
                                                    Annuities--Early Withdrawal
                                                    Charges; Deferred
                                                    Annuities--Premium Taxes;
                                                    Income Annuities--Charges;
                                                    Income Annuities--Annuity
                                                    Taxes; General Information--
                                                    Who Sells the Deferred
                                                    Annuities and Income
                                                    Annuities; Appendix--Premium
                                                    Tax Table

      7.  General Description of Variable Annuity
            Deferred Annuity..................... Variable Annuities; Deferred
                                                    Annuities--Purchase Payments
                                                    (Allocation of Purchase
                                                    Payments and Limits on
                                                    Purchase Payments); Deferred
                                                    Annuities--Transfers; Income
                                                    Annuities--Purchasing an
                                                    Income Annuity; Income
                                                    Annuity--Allocation; Income
                                                    Annuity--Transfers; General
                                                    Information--Administration
                                                    (Purchase Payments/Confirming
                                                    Transactions/Transactions by
                                                    Telephone/Processing Certain
                                                    Transactions/Changes to Your
                                                    Deferred Annuity or Income
                                                    Annuity/When We Can Cancel
                                                    Your Deferred Annuity or
                                                    Income Annuity)

      8.  Annuity Period......................... Important Terms You Should
                                                    Know; Deferred
                                                    Annuities--Pay-out Options
                                                    (or Income Options); Income
                                                    Annuities--Income Payment
                                                    Types/The Value of Your
                                                    Income Payments

FORM N-4
ITEM NO.                                                PROSPECTUS HEADING
--------                                          ------------------------------
      9.  Death Benefit.......................... Deferred Annuities--Death
                                                    Benefit

     10.  Purchases and Annuity Values........... MetLife; Metropolitan Life
                                                    Separate Account E; Deferred
                                                    Annuities--Purchase Payments
                                                    (Allocation of Purchase
                                                    Payments and Limits on
                                                    Purchase Payments); The
                                                    Value of Your Investment;
                                                    Income Annuities--
                                                    Purchasing an Income
                                                    Annuity; Allocation; The
                                                    Value of Your Income
                                                    Payments; General
                                                    Information--Administration
                                                    (Purchase Payments)

      11.  Redemptions............................ Deferred Annuities--Access to
                                                    Your Money (Systematic
                                                    Withdrawal Program for
                                                    Deferred Annuities and
                                                    Minimum Distribution);
                                                    Deferred Annuities--Early
                                                    Withdrawal Charges (When No
                                                    Early Withdrawal Charge
                                                    Applies and When Another
                                                    Early Withdrawal Charge May
                                                    Apply); General
                                                    Information--When We Can
                                                    Cancel Your Deferred Annuity
                                                    or Income Annuity; Appendix
                                                    II for Texas Optional
                                                    Retirement Program

     12.  Taxes.................................. Income Taxes

     13.  Legal Proceedings...................... Not Applicable

     14.  Table of Contents of the Statement of
            Additional Information............... Table of Contents of the
                                                    Statement of Additional
                                                    Information

     15.  Cover Page............................. Cover Page

     16.  Table of Contents...................... Table of Contents

     17.  General Information and History........ Not Applicable

     18.  Services............................... Independent Auditors;
                                                    Services; Distribution of
                                                    Certificates and Interests
                                                    in the Deferred Annuities
                                                    and Income Annuities

     19.  Purchase of Securities Being Offered... Not Applicable

     20.  Underwriters........................... Distribution of Certificates
                                                    and Interests in the Deferred
                                                    Annuities and Income
                                                    Annuities; Early Withdrawal
                                                    Charge

     21.  Calculation of Performance Data........ Performance Data

     22.  Annuity Payments....................... Variable Income Payments

     23.  Financial Statements................... Financial Statements of the
                                                    Separate Account; Financial
                                                    Statements of MetLife

PROSPECTUS
--------------------------------------------------------------------------------
METLIFE'S PREFERENCE PLUS(REGISTERED) ACCOUNT
MAY 1, 2000


Individual Retirement Annuities

Roth Individual Retirement Annuities

SIMPLE Individual Retirement Annuities

Non-Qualified Annuities

Simplified Employee Pensions


[Front cover]

Corporate Snoopy on winding country lane which trails off into hills in distance with large sun above.


MetLife(Registered)

98112RC9(exp0501) MLIC-LD
PPAIRANQESEPPROSP(5/00)

                                                                     May 1, 2000


Preference Plus(AE) Account Variable Annuity Contracts
Issued by Metropolitan Life Insurance Company

This Prospectus describes individual and group Preference Plus contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").

--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund") and series of the New England Zenith Fund ("Zenith Fund"). For convenience, both the portfolios and the series are referred to as Portfolios in this Prospectus.


 Lehman Brothers Aggregate Bond Index
 State Street Research Income
 State Street Research Diversified
 MetLife Stock Index
 Harris Oakmark Large Cap Value
 T. Rowe Price Large Cap Growth
 State Street Research Growth
 Davis Venture Value
 Putnam Large Cap Growth
 MetLife Mid Cap Stock Index
 Neuberger Berman Partners Mid Cap Value
 Janus Mid Cap
 State Street Research Aggressive Growth
 Loomis Sayles High Yield Bond
 Russell 2000(AE) Index
 T. Rowe Price Small Cap Growth
 Loomis Sayles Small Cap
 State Street Research Aurora Small Cap Value
 Scudder Global Equity
 Morgan Stanley EAFE(AE) Index
 Putnam International Stock (formerly
 Santander International Stock)



Davis Venture Value, Putnam Large Cap Growth, MetLife Mid Cap Stock Index, Loomis Sayles Small Cap and State Street Research Aurora Small Cap Value are anticipated to be available on or about July 5, 2000.


How to learn more:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2000. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page A-PPA-51 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
Investment and Income Center, 4th Floor
485E US Highway 1 South
Iselin, NJ 08830
Attention: Brian Mack
Phone: (800) 553-4459


The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


The current Metropolitan Fund and Zenith Fund Prospectuses are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity. This Prospectus is not valid unless attached to Metropolitan Fund and Zenith Fund Prospectuses.


--------------------------------------------------------------------------------
Deferred Annuities Available:

     o   Non-Qualified

     o   Traditional IRA

     o   Roth IRA

     o   SIMPLE IRA

     o   SEP IRA

Income Annuities Available:

     o   Non-Qualified

     o   Traditional IRA

     o   Roth IRA

     o   SIMPLE IRA

     o   SEP IRA

A word about investment risk:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

     o   a bank deposit or obligation;

     o   federally insured or guaranteed; or

     o   endorsed by any bank or other financial institution.

--------------------------------------------------------------------------------

                                   MetLife(R)

Table of Contents


Important Terms You Should Know ...................................     A-PPA-4

Table of Expenses .................................................     A-PPA-6

Accumulation Unit Values Table ....................................     A-PPA-10

MetLife ...........................................................     A-PPA-15

Metropolitan Life Separate Account E ..............................     A-PPA-15

 Variable Annuities ...............................................     A-PPA-16
     A Deferred Annuity ...........................................     A-PPA-16
     An Income Annuity ............................................     A-PPA-16


Your Investment Choices ...........................................     A-PPA-17


Deferred Annuities ................................................     A-PPA-19
     The Deferred Annuity and Your Retirement Plan ................     A-PPA-19
     Automated Investment Strategies ..............................     A-PPA-19
     Purchase Payments ............................................     A-PPA-21
       Allocation of Purchase Payments ............................     A-PPA-21
       Automated Purchase Payments ................................     A-PPA-21
       Electronic Applications ....................................     A-PPA-21
       Limits on Purchase Payments ................................     A-PPA-22
     The Value of Your Investment .................................     A-PPA-22
     Transfers ....................................................     A-PPA-23
     Access to Your Money .........................................     A-PPA-24
       Systematic Withdrawal Program ..............................     A-PPA-24
       Minimum Distribution .......................................     A-PPA-25
     Contract Fee .................................................     A-PPA-26
     Charges ......................................................     A-PPA-26
       Insurance-Related Charge ...................................     A-PPA-26
       Investment-Related Charge ..................................     A-PPA-26
     Premium Taxes ................................................     A-PPA-27
     Early Withdrawal Charges .....................................     A-PPA-27
       When No Early Withdrawal Charge Applies ....................     A-PPA-28
       When Another Early Withdrawal Charge May Apply .............     A-PPA-29
     Free Look ....................................................     A-PPA-30
     Death Benefit ................................................     A-PPA-30
     Pay-out Options (or Income Options) ..........................     A-PPA-30



                                    A-PPA-2

Income Annuities ..................................................     A-PPA-31
     Income Payment Types .........................................     A-PPA-32
     Allocation ...................................................     A-PPA-34
     Minimum Size of Your Income Payment ..........................     A-PPA-34
     The Value of Your Income Payments ............................     A-PPA-34
     Transfers ....................................................     A-PPA-35
     Contract Fee .................................................     A-PPA-36
     Charges ......................................................     A-PPA-36
       Insurance-Related Charge ...................................     A-PPA-36
       Investment-Related Charge ..................................     A-PPA-36
     Premium Taxes ................................................     A-PPA-36
     Free Look ....................................................     A-PPA-37


General Information ...............................................     A-PPA-37
     Administration ...............................................     A-PPA-37
       Purchase Payments ..........................................     A-PPA-37
       Confirming Transactions ....................................     A-PPA-38
       Processing Transactions ....................................     A-PPA-38
           By Telephone or Internet ...............................     A-PPA-38
           After Your Death .......................................     A-PPA-39
           Third Party Requests ...................................     A-PPA-39
       Valuation ..................................................     A-PPA-39
     Advertising Performance ......................................     A-PPA-40
     Changes to Your Deferred Annuity or Income Annuity ...........     A-PPA-41
     Voting Rights ................................................     A-PPA-41
     Who Sells the Deferred Annuities and Income Annuities ........     A-PPA-42
     Financial Statements .........................................     A-PPA-43
     When We Can Cancel Your Deferred Annuity
        or Income Annuity .........................................     A-PPA-43


Income Taxes ......................................................     A-PPA-43

Table of Contents for the Statement of Additional Information .....     A-PPA-51

Appendix for Premium Tax Table ....................................     A-PPA-52

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.


                                     A-PPA-3

Important Terms You Should Know

Account Balance

When you purchase a Deferred Annuity, an account is set up for you the day we receive all properly completed documents. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.



Accumulation Unit Value

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.



Annuity Unit Value

With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.



Assumed Investment Return (AIR)

Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.



Contract

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.



Contract Year

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.



                                    A-PPA-4

Early Withdrawal Charge

The early withdrawal charge is the amount we deduct from your Account Balance in addition to your requested withdrawal amount, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


Investment Division

Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund or Zenith Fund.



MetLife

Metropolitan Life Insurance Company is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


MetLife Designated Office

Your MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.


Separate Account

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


Variable Annuity


An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.


You


In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant under certain group arrangements.




                                     A-PPA-5

TABLE OF EXPENSES--PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

The following table shows the Separate Account, Metropolitan Fund and Zenith Fund charges and expenses. The numbers in the table for the Separate Account, the Zenith Fund and for all Portfolios of the Metropolitan Fund except the Portfolios to be introduced on or about July 5, 2000 are based on past experience. The numbers for the Portfolios to be introduced on or about July 5, 2000 are estimates for the current year. The numbers in the Table are subject to change. The table is not intended to show your actual total combined expenses of the Separate Account, Metropolitan Fund and Zenith Fund which may be higher or lower. It does not show fees for the Fixed Interest Account or premium taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund and Zenith Fund charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% annual return on the investment.


 Separate Account, Metropolitan Fund and Zenith Fund expenses for the fiscal year ending December 31, 1999:

 Contract Owner Transaction Expenses For All Investment Divisions Currently
    Offered

      Sales Load Imposed on Purchases ..........................................               None
      Deferred Sales Load (as a percentage of the purchase payment
        funding the withdrawal during the accumulation period)(1) ..............      From 0% to 7%
      Exchange Fee  ............................................................               None
      Surrender Fee ............................................................               None
   Annual Contract Fee(2) ......................................................               None

   Separate Account Annual Expenses  (as a percentage of average account value)(3)
      General Administrative Expenses Charge ...................................               .50%
      Mortality and Expense Risk Charge ........................................               .75%
      Total Separate Account Annual Expenses ...................................              1.25%




   Metropolitan Fund Annual Expenses (as a percentage of average net assets)
                                                                             OTHER         TOTAL         OTHER         TOTAL
                                                                  MANAGE-   EXPENSES       EXPENSES      EXPENSES      EXPENSES
                                                                    MENT     BEFORE        BEFORE        AFTER         AFTER
                                                                    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index Portfolio (8)............   .25        .15             .40          .15        .40

   State Street Research Income Portfolio (4)(5) ................   .32        .06             .38          .06        .38

   State Street Research Diversified Portfolio (4)(5)(6) ........   .43        .03             .46          .02        .45

   MetLife Stock Index Portfolio (4) ............................   .25        .04             .29          .04        .29

   Harris Oakmark Large Cap Value Portfolio (5)(6)(8) ...........   .75        .40            1.15          .19        .94

   T. Rowe Price Large Cap Growth Portfolio (5)(6)(8) ...........   .69        .62            1.31          .24        .93

   State Street Research Growth Portfolio (4)(5)(6) .............   .47        .04             .51          .02        .49

   Putnam Large Cap Growth Portfolio (5)(11)(12) ................   .80        .59            1.39          .20       1.00

   MetLife Mid Cap Stock Index Portfolio (11)(12) ...............   .25        .65             .90          .20        .45

   Neuberger Berman Partners Mid Cap Value Portfolio (5)(6)(8) ..   .70        .48            1.18          .06        .76

   Janus Mid Cap Portfolio (5)(7) ...............................   .67        .04             .71          .04        .71

   State Street Research Aggressive Growth Portfolio (4)(5)(6) ..   .70        .04             .74          .02        .72

   Loomis Sayles High Yield Bond Portfolio (7) ..................   .70        .24             .94          .24        .94



                                    A-PPA-6


   Metropolitan Fund Annual Expenses
   (as a percentage of average net assets) (continued)


                                                                             OTHER        TOTAL          OTHER        TOTAL
                                                                   MANAGE-   EXPENSES     EXPENSES       EXPENSES     EXPENSES
                                                                    MENT     BEFORE       BEFORE         AFTER        AFTER
                                                                    FEES   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
   Russell 2000(R)Index Portfolio (8)(9) ........................    .25        .64         .89          .30            .55

   T. Rowe Price Small Cap Growth Portfolio (5)(6)(7) ...........    .52        .09         .61          .09            .61

   State Street Research Aurora Small Cap
     Value Portfolio (5)(11)(12) ................................    .85        .23        1.08          .20           1.05

   Scudder Global Equity Portfolio (5)(7) .......................    .67        .20         .87          .20            .87

   Morgan Stanley EAFE(R)Index Portfolio (8)(10) ................    .30       1.47        1.77          .36            .66

   Putnam International Stock Portfolio (4)(5) ..................    .90        .22        1.12          .22           1.12



   Zenith Fund Annual Expenses
   (as a percentage of average net assets)


                                                                             OTHER        TOTAL          OTHER        TOTAL
                                                                   MANAGE-   EXPENSES     EXPENSES       EXPENSES     EXPENSES
                                                                    MENT     BEFORE       BEFORE         AFTER        AFTER
                                                                    FEES   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
   Davis Venture Value Series (11)(13) ..........................    .75        .06         .81               .06        .81

   Loomis Sayles Small Cap Series (11)(13)(14) ..................    .90        .10        1.00               .10       1.00



   Example

   If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (15):


                                                                                 1           3           5         10
                                                                               Year        Years       Years      Years
---------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index Division ................              $80         $97        $117        $197

   State Street Research Income Division ........................               79          96         116         194

   State Street Research Diversified Division ...................               80          99         120         204

   MetLife Stock Index Division .................................               79          93         111         184

   Harris Oakmark Large Cap Value Division ......................               87         120         156         276

   T. Rowe Price Large Cap Growth Division ......................               89         125         164         292

   State Street Research Growth Division ........................               81         100         122         208

   Davis Venture Value Division .................................               84         110         138         241

   Putnam Large Cap Growth Division .............................               86         116         148         261

   MetLife Mid Cap Stock Index Division .........................               80          98         119         202

   Neuberger Berman Partners Mid Cap Value Division .............               88         121         158         279

   Janus Mid Cap Division .......................................               83         107         133         230

   State Street Research Aggressive Growth Division .............               83         107         135         233

   Loomis Sayles High Yield Bond Division .......................               85         114         145         254

   Russell 2000(R)Index Division ................................               85         112         143         249

   T. Rowe Price Small Cap Growth Division ......................               82         104         128         220

   Loomis Sayles Small Cap Division .............................               86         116         148         261

   State Street Research Aurora Small Cap Value Division ........               86         117         151         266

   Scudder Global Equity Division ...............................               85         112         141         247

   Morgan Stanley EAFE(R)Index Division .........................               94         139         187         337

   Putnam International Stock Division ..........................               87         119         155         273



                                     A-PPA-7

         If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (15)(16):



                                                                                 1           3           5         10
                                                                               Year        Years       Years      Years
-----------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index Division ................              $17         $52         $90        $197

   State Street Research Income Division ........................               17          52          89         194

   State Street Research Diversified Division ...................               18          54          94         204

   MetLife Stock Index Division .................................               16          49          84         184

   Harris Oakmark Large Cap Value Division ......................               25          76         129         276

   T. Rowe Price Large Cap Growth Division ......................               26          81         138         292

   State Street Research Growth Division ........................               18          56          96         208

   Davis Venture Value Division .................................               21          65         112         241

   Putnam Large Cap Growth Division .............................               23          71         122         261

   MetLife Mid Cap Stock Index Division .........................               17          54          93         202

   Neuberger Berman Partners Mid Cap Value Division .............               25          77         131         279

   Janus Mid Cap Division .......................................               20          62         107         230

   State Street Research Aggressive Growth Division .............               20          63         108         233

   Loomis Sayles High Yield Bond Division .......................               22          69         119         254

   Russell 2000(R)Index Division ................................               22          68         116         249

   T. Rowe Price Small Cap Growth Division ......................               19          59         102         220

   Loomis Sayles Small Cap Division .............................               23          71         122         261

   State Street Research Aurora Small Cap Value Division ........               24          73         124         266

   Scudder Global Equity Division ...............................               22          67         115         247

   Morgan Stanley EAFE(R)Index Division .........................               31          95         161         337

   Putnam International Stock Division ..........................               24          75         128         273



(1) There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. Each Contract Year you may take the greater of 10% of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges.

(2) A $20 annual contract fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances. There is a one time contract fee of $350 for Income Annuities. We do not charge this fee if you elect a pay-out option under your Deferred Annuity and you have owned your Deferred Annuity more than two years.

(3) Pursuant to the terms of the Contract, our total Separate Account Annual Expenses will not exceed 1.25% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.

(4) Prior to May 16, 1993, we paid all expenses of the Metropolitan Fund (other than management fees, brokerage commissions, taxes, interest and extraordinary or nonrecurring expenses) (hereafter "Expenses"). The effect of such reimbursements is that performance results are increased.

(5) Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for the Metropolitan Fund.

(6) The Metropolitan Series Fund, Inc. directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's custodian fees. The "Other Expenses After Reimbursements" reflects this reduction. The effect of the reduction is that performance results are increased.



                                    A-PPA-8

(7) These Portfolios began operating on March 3, 1997. We paid all Expenses in excess of .20% of the average net assets for each of these Portfolios until each Portfolio's total assets reached $100 million, or until March 2, 1999, whichever came first. MetLife ceased subsidizing such Expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity and Loomis Sayles High Yield Bond Portfolios on December 31, 1997, January 23, 1998, July 1, 1998 and March 3, 1999, respectively. All expense information for these Portfolios reflect current expenses without any reimbursement. The effect of such reimbursements is that performance results are increased.

(8) These Portfolios began operating on November 9, 1998. We pay all Expenses in excess of .20% (.25% for the Morgan Stanley EAFE(R) Index Portfolio) of the average net assets for each of these Portfolios until each Portfolio's total assets reaches $100 million, or until November 8, 2000, whichever comes first. MetLife ceased subsidizing such Expenses for Lehman Brothers Aggregate Bond Index and Russell 2000(R) Index Portfolios on July 13, 1999 and December 5, 1999, respectively. All expense information for the Lehman Brothers Aggregate Bond Index which we ceased subsidizing reflects current expenses without any reimbursement. The "Other Expenses Before Reimbursement" for Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth and Neuberger Berman Partners Mid Cap Value Portfolios assumes no reduction of Expenses of any kind. The information for the Portfolios which we are still subsidizing reflects the effect of the anticipated reimbursement of Expenses during the entire current year. The effect of such reimbursements is that performance results are increased.

(9) MetLife ceased subsidizing expenses in excess of .20% of the average net assets of the Russell 2000(R) Index Portfolio on December 5, 1999. Beginning on February 22, 2000, MetLife began to pay all Expenses in excess of .30% of the average net assets for the Russell 2000(R) Index Portfolio until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first. The "Other Expenses Before Reimbursement" information for this Portfolio assumes no reduction of Expenses of any kind. The "Other Expenses After Reimbursement" for this Portfolio reflects Expenses as if the Expense reimbursement will be in effect for the entire current year.

(10) MetLife will pay all Expenses in excess of .25% of the average net assets for the Morgan Stanley EAFE(R) Index Portfolio until the Portfolio's assets reach $100 million, or until November 8, 2000, whichever comes first. After such date, MetLife will continue to pay all Expenses in excess of .40% of the Portfolio's average net assets until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first. The "Other Expenses Before Reimbursement" information for this Portfolio assumes no reduction of Expenses of any kind. The "Other Expenses After Reimbursement" for this Portfolio reflects our estimate of the effect of the combined reimbursement expected for the entire current year. The effect of such reimbursements is that performance results are increased.

(11) Subject to state approvals, these Portfolios will become available under the Deferred Annuities and Income Annuities on or about July 5, 2000.

(12) MetLife Mid Cap Stock Index and State Street Research Aurora Small Cap Value Portfolios will begin operating on or about July 5, 2000. Putnam Large Cap Growth Portfolio will begin operating on May 1, 2000 but will become available under the Deferred Annuities and Income Annuities on or about July 5, 2000. We will pay all Expenses in excess of .20% of the average net assets for each of these Portfolios until each Portfolio's total assets reaches $100 million, or until July 4, 2002, whichever comes first. The expense information are estimates for first year Expenses.

(13) New England Investment Management, Inc. ("NEIM")pays us for providing administrative services. You do not bear these fees. NEIM absorbs the fees payable to MetLife.

(14) NEIM pays all expenses other than brokerage costs, interest, taxes or other extraordinary expenses, in excess of 1.00% of the average net assets for this Portfolio. The Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break-point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for the Zenith Fund.

(15) These examples assume no reimbursement of Expenses were in effect. Therefore, these numbers reflect the highest amount you would pay on a $1,000 investment in each investment division based on 1999 asset levels.

(16) This example assumes no early withdrawal charges are applicable. In order to make this assumption for a pay-out option under your Deferred Annuity, we also assumed that you selected an income payment type under which you will receive payments over your lifetime or for a period of at least five full years.



                                     A-PPA-9

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

(For an accumulation unit outstanding throughout the period)

These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

-----------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                              BEGINNING OF YEAR  END OF YEAR   ACCUMULATION
                                                                                ACCUMULATION     ACCUMULATION  UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                                YEAR        UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Division........................    1999           $10.12       $9.86          7,735
                                                                      1998            10.00(d)    10.12            793

   State Street Research Income Division..........................    1999            19.33       18.65         18,535
                                                                      1998            17.89       19.33         20,060
                                                                      1997            16.49       17.89         16,307
                                                                      1996            16.12       16.49         16,604
                                                                      1995            13.65       16.12         15,252
                                                                      1994            14.27       13.65         13,923
                                                                      1993            12.98       14.27         14,631
                                                                      1992            12.29       12.98          5,918
                                                                      1991            10.60       12.29          1,210
                                                                      1990            10.00(a)    10.60             32



    [Bar charts, are included for each Division representing values by year]


                                    A-PPA-10

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF
                                                                              BEGINNING OF YEAR  END OF YEAR   ACCUMULATION
                                                                                ACCUMULATION     ACCUMULATION  UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                                YEAR       UNIT VALUE       UNIT VALUE    (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
   State Street Research Diversified Division.....................    1999        $27.05         $29.04         75,126
                                                                      1998         22.89          27.05         73,897
                                                                      1997         19.22          22.89         62,604
                                                                      1996         17.00          19.22         52,053
                                                                      1995         13.55          17.00         42,712
                                                                      1994         14.15          13.55         40,962
                                                                      1993         12.70          14.15         31,808
                                                                      1992         11.75          12.70          7,375
                                                                      1991          9.52          11.75          1,080
                                                                      1990         10.00(a)        9.52             44

    MetLife Stock Index Division..................................    1999         37.08          44.24         79,702
                                                                      1998         29.28          37.08         71,204
                                                                      1997         22.43          29.28         58,817
                                                                      1996         18.52          22.43         43,141
                                                                      1995         13.70          18.52         29,883
                                                                      1994         13.71          13.70         23,458
                                                                      1993         12.67          13.71         18,202
                                                                      1992         11.94          12.67          8,150
                                                                      1991          9.32          11.94          1,666
                                                                      1990         10.00(a)        9.32             55

   Harris Oakmark Large Cap Value Division........................    1999          9.71           8.93          3,631
                                                                      1998         10.00(d)        9.71            386



   T. Rowe Price Large Cap Growth Division........................    1999         11.01          13.29          3,394
                                                                      1998         10.00(d)       11.01            407



                                    A-PPA-11

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF
                                                                              BEGINNING OF YEAR  END OF YEAR   ACCUMULATION
                                                                                ACCUMULATION     ACCUMULATION  UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                                YEAR        UNIT VALUE      UNIT VALUE    (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
   State Street Research Growth Division..........................    1999        $34.30         $40.14         64,026
                                                                      1998         27.10          34.30         64,053
                                                                      1997         21.37          27.10         60,102
                                                                      1996         17.71          21.37         49,644
                                                                      1995         13.47          17.71         38,047
                                                                      1994         14.10          13.47         32,563
                                                                      1993         12.48          14.10         24,608
                                                                      1992         11.32          12.48          9,432
                                                                      1991          8.61          11.32          2,824
                                                                      1990         10.00(a)        8.61            178

   Neuberger Berman Partners Mid Cap Value Division...............    1999         10.73          12.46          2,438
                                                                      1998         10.00(d)       10.73            297

   Janus Mid Cap Division.........................................    1999         17.19          37.86         44,078
                                                                      1998         12.69          17.19         19,031
                                                                      1997         10.00(b)       12.69          7,417

   State Street Research Aggressive Growth Division...............    1999         28.12          37.01         31,947
                                                                      1998         25.05          28.12         38,975
                                                                      1997         23.77          25.05         43,359
                                                                      1996         22.35          23.77         43,962
                                                                      1995         17.47          22.35         33,899
                                                                      1994         18.03          17.47         26,890
                                                                      1993         14.89          18.03         17,094
                                                                      1992         13.66          14.89          5,747
                                                                      1991          8.31          13.66          1,060
                                                                      1990         10.00(a)        8.31             49




                                    A-PPA-12

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF
                                                                              BEGINNING OF YEAR  END OF YEAR   ACCUMULATION
                                                                                ACCUMULATION     ACCUMULATION  UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                                YEAR        UNIT VALUE      UNIT VALUE    (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
   Loomis Sayles High Yield Bond Division.........................    1999         $9.60         $11.17          4,708
                                                                      1998         10.51           9.60          3,882
                                                                      1997         10.00(b)       10.51          2,375

   Russell 2000(R)Index Division..................................    1999         10.53          12.76          5,395
                                                                      1998         10.00(d)       10.53            598

   T. Rowe Price Small Cap Growth Division........................    1999         12.02          15.19         14,007
                                                                      1998         11.76          12.02         13,119
                                                                      1997         10.00(b)       11.76          6,932

   Scudder Global Equity Division.................................    1999         12.43          15.36          9,323
                                                                      1998         10.85          12.43          7,712
                                                                      1997         10.00(b)       10.85          4,826

   Morgan Stanley EAFE(R)Index Division...........................    1999         10.79          13.31          3,869
                                                                      1998         10.00(d)       10.79            342





                                    A-PPA-13

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF
                                                                              BEGINNING OF YEAR  END OF YEAR   ACCUMULATION
                                                                                ACCUMULATION     ACCUMULATION  UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                                YEAR        UNIT VALUE      UNIT VALUE    (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
   Putnam International Stock Division............................    1999        $16.07         $18.49         13,052
                                                                      1998         13.28          16.07         14,330
                                                                      1997         13.77          13.28         15,865
                                                                      1996         14.19          13.77         17,780
                                                                      1995         14.25          14.19         17,553
                                                                      1994         13.74          14.25         16,674
                                                                      1993          9.41          13.74          6,921
                                                                      1992         10.61           9.41            966
                                                                      1991         10.00(c)       10.61             92

     ---------------------
     In addition to the above mentioned Accumulation Units, there were cash reserves of $45,884,050 as of December 31, 1999, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.

     (a)  Inception Date July 2, 1990.

     (b)  Inception Date March 3, 1997.

     (c)  Inception Date July 1, 1991.

     (d)  Inception Date November 9, 1998.



                                    A-PPA-14

MetLife

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. With approximately $420 billion of assets under management as of December 31, 1999 on a pro-forma basis, including the acquisition of GenAmerica Corp., MetLife provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also provides group insurance and investment products to corporations and other institutions employing over 33 million employees and members.

Metropolitan Life Separate Account E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.



                                    A-PPA-15

Variable Annuities


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A Deferred Annuity

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRA's receive tax deferral under the Internal Revenue Code. There are no additional tax benefits by funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity such as the availability of a guaranteed income for life or the death benefit.

The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as payment options, including our guarantee of income for your lifetime, they are "annuities."

An Income Annuity

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your


--------------------------------------------------------------------------------

Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

--------------------------------------------------------------------------------


                                    A-PPA-16
choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.

Your Investment Choices

The Metropolitan Fund, the Zenith Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The Metropolitan Fund and Zenith Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The SAIs are available upon your request.


Your investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.


The following list of investment choices includes five Portfolios that, subject to state approval, we anticipate will be available on or about July 5, 2000.


  Lehman Brothers Aggregate Bond Index Portfolio
  State Street Research Income Portfolio
  State Street Research Diversified Portfolio
  MetLife Stock Index Portfolio
  Harris Oakmark Large Cap Value Portfolio
  T. Rowe Price Large Cap Growth Portfolio
  State Street Research Growth Portfolio
  Davis Venture Value Portfolio
  Putnam Large Cap Growth Portfolio
  Metlife Mid Cap Stock Index Portfolio
  Neuberger Berman Partners Mid Cap Value Portfolio
  Janus Mid Cap Portfolio
  State Street Research Aggressive Growth Portfolio
  Loomis Sayles High Yield Bond Portfolio
  Russell 2000(R) Index Portfolio
  T. Rowe Price Small Cap Growth Portfolio
  Loomis Sayles Small Cap Portfolio
  State Street Research Aurora Small Cap Value Portfolio
  Scudder Global Equity Portfolio
  Morgan Stanley EAFE(R) Index Portfolio
  Putnam International Stock Portfolio

--------------------------------------------------------------------------------

The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate options.


The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices (including those anticipated to be available July 5, 2000) in the approximate order of risk from the most conservative to the most aggressive.


While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The portfolios most likely will not have the same performance experience as any publicly available mutual fund.

--------------------------------------------------------------------------------

                                    A-PPA-17

Subject to state approval, the Davis Venture Value, Putnam Large Cap Growth, MetLife Mid Cap Stock Index, Loomis Sayles Small Cap and State Street Research Aurora Small Cap Value Portfolios will be available on or about July 5, 2000.

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. Your contract will indicate the investment divisions that are available to you. Your investment choices may be limited because:

/  / Some of the investment divisions are not approved in your state.

/ / Your employer, association or other group contract holder limits the number of available investment divisions.

/  / We have restricted the available investment divisions.

/ / For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund or the Zenith Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Zenith Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.


The Metropolitan Fund and the Zenith Fund are "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap Portfolio, each Portfolio is "diversified" under the 1940 Act.


The Portfolios of the Metropolitan Fund pay us a monthly fee for our services as investment manager. The Zenith Fund pays New England Investment Management, Inc. ("NEIM") a monthly fee as its investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund or Zenith Fund.


In addition, the Metropolitan Fund and the Zenith Fund prospectuses each discuss other separate accounts of MetLife and and its affiliated insurance companies that invest in the Metropolitan Fund or the Zenith Fund. The risks of these arrangements are also discussed in each Fund's prospectus.


                                    A-PPA-18

Deferred Annuities

This Prospectus describes five kinds of Deferred Annuities under which you can accumulate money:

     / / Non-Qualified

     / / Traditional IRAs (Individual
         Retirement Annuities)

     / / Roth IRAs (Roth Individual
         Retirement Annuities)

     / / Simple IRAs (Savings Incentive
         Match Plan for Employees
         Individual Retirement Annuities)

     / / SEPs (Simplified Employee Pensions)

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

The Deferred Annuity and Your Retirement Plan

If you participate through a retirement plan, the Deferred Annuity may provide that all or some of your rights as described in this Prospectus are subject to the plan's terms. Limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity contract and plan document to see how you may be affected.

Automated Investment Strategies

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain--you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

The Equity Generator(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection.

As an added benefit of this strategy, as long as 100% of your contributions are allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any of your earnings.


--------------------------------------------------------------------------------

These Deferred Annuities may be either issued to you as an individual or to a group (you are then a participant under the group's Deferred Annuity).


We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and saving goals. Also, the strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.

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                                    A-PPA-19

The Equalizer(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

The Rebalancer(SM): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.


The Index Selector(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is divided among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index (available on or about July 5,
2000) investment divisions and the Fixed Interest Account. On or about July 5, 2000, the models will be revised to include the MetLife Mid Cap Stock Index Division. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the original percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The Allocator(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum transfer of $50 is the only requirement.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.


                                    A-PPA-20

Purchase Payments

There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

Allocation of Purchase Payments

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

Automated Purchase Payments

If you purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your checking account and makes the purchase payment for you.

Electronic Applications

When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If you elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

We may do this if:

/ / The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

/ / Your money, application and other documentation are received in good order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

--------------------------------------------------------------------------------

You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.

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                                    A-PPA-21

     If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

Limits on Purchase Payments

Your ability to make purchase payments may be limited by:

/ /  Federal tax laws;

/ / Our right to limit the total of your purchase payments to $500,000. We may change the maximum by telling you in writing at least 90 days in advance; and

/ / Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.



The Value of Your Investment

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

/ / First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

/ / Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

/ /  Finally, we multiply the previous Accumulation Unit Value by this result.



                                    A-PPA-22

Examples

Calculating the Number of Accumulation Units

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                          $500 = 50 accumulation units
                          ---
                          10

Calculating the Accumulation Unit Value

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525.

            $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475.

             $10.00 x .95 = $9.50 is the new Accumulation Unit Value

Transfers

You can make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

/ /  The percentage or dollar amount of the transfer;

/ / The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;


/ / The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

/ / Whether you intend to start, stop or modify an automated investment strategy by making the transfer.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.


Your transfer request must be completed prior to 4:00 p.m. Eastern time on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed our next business day.

We may require you to:

/ /  Use our forms;

/ / Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

--------------------------------------------------------------------------------

You may transfer money within your contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.

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                                    A-PPA-23

/ / Transfer a minimum amount if the transfer is in connection with the Allocator.


Access To Your Money

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

/ /  The percentage or dollar amount of the withdrawal; and

/ / The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our forms.

Systematic Withdrawal Program

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals.


If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the dollar amount you will receive based on your new Account Balance.


Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If you choose to receive a percentage of your Account Balance, we will determine the dollar amount payable on the date these payments begin. When you first elect the program, we will pay this dollar amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the dollar amount that you chose or a dollar amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a


--------------------------------------------------------------------------------

Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

We will withdraw your systematic withdrawal program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. Each payment must be at least $50.

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                                    A-PPA-24
monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment a month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage, or timing of payments can be made once a year at the beginning of any Contract Year. However, we must receive your request at least 30 days in advance. If you make any of these changes, we will treat your contract as though you were starting a new Systematic Withdrawal Program.


Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. However, you may only restart this program once each Contract Year.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all Systematic Withdrawal Program payments in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Minimum Distribution

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you

--------------------------------------------------------------------------------

If you would like to receive your systematic withdrawal payment on or about the first of the month, you should request that the payment date be the 20th day of the month.

Your Account Balance will be reduced by the amount of your systematic withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

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                                    A-PPA-25
may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

Contract Fee

There is no Separate Account annual contract fee.

/ / For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you are not enrolled in the check-o-matic or automatic payroll deduction programs.

/ / For the SIMPLE IRA Deferred Annuity, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you do not make a purchase payment during the Contract Year.

Charges

There are two types of charges you pay while you have money in an investment division:

/ /  Insurance-related charge, and

/ /  Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

Investment-Related Charge

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The percentage you pay depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

--------------------------------------------------------------------------------

The charges you pay will not reduce the number of accumulation units credited to you, credited to you. Instead, we decduct the charges each time we calcualte the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurrance-related charge will not increase while you a Deferred Annuity.

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                                    A-PPA-26

Premium Taxes

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 5.0% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

Early Withdrawal Charges

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge.


For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

The early withdrawal charge on purchase payments withdrawn is as follows:

--------------------------------------------------------------------------------

You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

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                                    A-PPA-27

                          During Purchase Payment Year

  Year        1    2     3     4      5     6     7    8 & Later

  Percentage  7%   6%    5%    4%     3%    2%    1%      0%

By law, your total early withdrawal charges applied to amounts in the investment divisions will never exceed 9% of all your purchase payments in the investment divisions.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

When No Early Withdrawal Charge Applies

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

/ / On transfers you make within your Deferred Annuity.

/ / On withdrawals of purchase payments you made over seven years ago.

/ / If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

/ / If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

/ / If you withdraw up to to 10% of your Account Balance in a Contract Year.
    This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will you have to pay early withdrawal charges.

/ / If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity.

/ / Because you accept an amendment converting your Traditional IRA Deferred
    Annuity to a Roth IRA Deferred Annuity.

/ / If your contract provides for this, on your first withdrawal to which an early withdrawal charge would otherwise apply, and either you or your spouse:

--------------------------------------------------------------------------------

Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.

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                                    A-PPA-28

    o Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

    o Is diagnosed with a terminal illness and not expected to live more than a year.

When Another Early Withdrawal Charge May Apply

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

/ /  Amounts transferred before January 1, 1996:


         We credit your transfer amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:

                         During Purchase Payment Year

Year           1       2      3       4       5     6 and Beyond

Percentage    5%      4%     3%      2%      1%          0%


/ /  Amounts transferred on or after January 1, 1996:

     o For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:

                               After the Transfer

Year          1       2      3       4        5     6 and Beyond

Percentage   5%      4%     3%      2%       1%          0%

     o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

/ / Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.


                                    A-PPA-29

Free Look

You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Not all contracts issued are subject to free look provisions under state law. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your properly completed refund request is received at your MetLife Designated Office.

Death Benefit

One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies). If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

/ /  Your Account Balance;

/ / Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

/ /  The total of all of your purchase payments less any partial withdrawals.

We will only pay the death benefit when we receive both proof of death and appropriate instructions for payment.

Your beneficiary has the option to apply the death benefit (less any applicable premium taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

Pay-out Options (or Income Options)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option. The variable pay-out option may not be available in certain states.


--------------------------------------------------------------------------------

The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.

Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.

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                                    A-PPA-30

When considering a pay-out option, you should think about whether you want:

/ / Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

/ /  A fixed dollar payment or a variable payment;

/ /  A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

Income Annuities

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity, you must start receiving payments within the first year after the annuity is issued. The Income Annuity currently may not be available in certain states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:


/ /  Non-Qualified         / / Roth IRA              / /  SIMPLE IRA

/ /  Traditional IRA       / / SEP IRA

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You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.

--------------------------------------------------------------------------------

                                    A-PPA-31

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

Income Payment Types

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

/ / Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

/ / Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

/ / Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.


Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:

Lifetime Income Annuity: A variable income that is paid as long as the annuitant is living.

Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.


--------------------------------------------------------------------------------

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

     o The amount of income you need;

     o The amount you expect to receive from other sources;

     o The growth potential of other investments; and

     o How long you would like your income to last.

--------------------------------------------------------------------------------


                                    A-PPA-32

Lifetime Income Annuity with a Refund: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of the payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


Lifetime Income Annuity for Two: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.


Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


Lifetime Income Annuity for Two with a Refund: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


Income Annuity for a Guaranteed Period: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

                                    A-PPA-33

Allocation

You decide how your money is allocated among the Fixed Income Option and the investment divisions.

Minimum Size of Your Income Payment

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

The Value of Your Income Payments

Annuity Units


Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a transfer) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you transfer money from an investment division, annuity units in that investment division are liquidated.


AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.


--------------------------------------------------------------------------------

The AIR is stated in your contract and may range from 3% to 6%.


--------------------------------------------------------------------------------


                                    A-PPA-34

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.


Valuation

This is how we calculate the Annuity Unit Value for each investment division:

/ / First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

/ / Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.


/ / Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

/ /  Finally, we multiply the previous Annuity Unit Value by this result.

Transfers

You can make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option, you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a transfer, you must tell us:

/ /  The percentage or dollar amount of the transfer;

/ / The investment divisions (or Fixed Income Option) to which you want to transfer; and


/ /  The investment division from which you want to transfer.


We may require that you use our forms to make transfers.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.


Your transfer request must be completed prior to 4:00 p.m. Eastern time on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed our next business day.

--------------------------------------------------------------------------------

Once you transfer money into the Fixed Income Option yo umay not later transfer it into an investment division.

--------------------------------------------------------------------------------


                                    A-PPA-35

Contract Fee

A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.

Charges

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

/ /  Insurance-related charge; and

/ /  Investment-related charge.


Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

Investment-Related Charge

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The percentage you pay depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.


Premium Taxes

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 5.0% depending on the Income Annuity you purchased and your home state or jurisdiction. A


--------------------------------------------------------------------------------

The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculation the Annuity Unit Value.

--------------------------------------------------------------------------------

                                    A-PPA-36
chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

Free Look

You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Not all contracts issued are subject to free look provisions under state law. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your properly completed refund request is received at your MetLife Designated Office.

General Information

Administration

All transactions will be processed in the manner described below.

Purchase Payments

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. We will provide you with all necessary forms. We must have all properly completed documents to credit your purchase payments.


Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them in good order at your MetLife Designated Office, except when they are received:


/ / On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or


/ /  After 4:00 p.m. Eastern time.



In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

Usually, your initial purchase payment is credited to you within two days of receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.


--------------------------------------------------------------------------------

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.
--------------------------------------------------------------------------------
Generally, your properly completed requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office.

--------------------------------------------------------------------------------


                                    A-PPA-37

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

Confirming Transactions

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly.

Processing Transactions

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We will not accept requests for transactions by facsimile. We reserve the right to refuse any transaction request where the request would tend to disrupt contract administration or is not in the best interests of the contract holders or the Separate Account.


By Telephone or Internet

You may request a variety of transactions and obtain information by telephone 24 hours a day, 7 days a week, unless prohibited by state law. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

/ /   Account Balance

/ /    Unit Values

/ /    Current rates for the Fixed Interest Account

/ /    Transfers

/ /    Changes to investment strategies

/ /    Changes in the allocation of future purchase payments.


Your transaction must be completed prior to 4:00 p.m. Eastern time on one of our business days if you want the transaction to take place on that day. Transactions will not be processed on a day when the Accumulation or Annuity Unit Value is not calculated or after 4:00 p.m. Eastern time. We will process these transactions on our next business day.


--------------------------------------------------------------------------------

You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.

--------------------------------------------------------------------------------

                                    A-PPA-38

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.


Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:


/ / any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

/ / any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


After Your Death

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


Third Party Requests

Generally, we only accept requests for transactions or information from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


Valuation

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the New York Stock Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.




                                    A-PPA-39

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.


Advertising Performance


We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.


We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

Yield is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

Change in Accumulation/Annuity Unit Value is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

Average annual total return calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Deferred Annuities and Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund and Zenith Fund Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of

--------------------------------------------------------------------------------

All performance nubers are based upon historical earnings. These numbers are not intended to indicate future results.

--------------------------------------------------------------------------------

                                    A-PPA-40
that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


Changes to Your Deferred Annuity or Income Annuity

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

/ /  To operate the Separate Account in any form permitted by law.

/ / To take any action necessary to comply with or obtain and continue any exemptions under the law.

/ / To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

/ / To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Zenith Fund or the shares of another investment company or any other investment permitted by law.

/ / To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

/ / To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.


If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

Voting Rights

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund or Zenith Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.



                                    A-PPA-41

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund or Zenith Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

/ /  The shares for which voting instructions are received, and

/ /  The shares that are voted in proportion to such voting instructions.


However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

Who Sells the Deferred Annuities and Income Annuities

All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .12% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.


                                    A-PPA-42

Financial Statements

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

When We Can Cancel Your Deferred Annuity or Income Annuity

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

Income Taxes

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

General

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as an available guaranteed income for life.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).

--------------------------------------------------------------------------------

Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.

--------------------------------------------------------------------------------

                                    A-PPA-43

Withdrawals

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income differs depending on the type of:

/ /  annuity you purchase (e.g., Non-Qualified or IRA); and

/ /  pay-out option you elect.

We will withold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

Withdrawals Before Age 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:



                                                     Type of Contract
                                          -------------------------------------------
                                             Non      Trad.    Roth    Simple
                                          Qualified   IRA      IRA      IRA       SEP
                                          ---------   ---      ---      ---       ---
   In a series of substantially
   equal payments made annually
   (or more frequently)
   for life or life expectancy (SEPP)         x        x        x        x         x
   After you die                              x        x        x        x         x
   After you become totally disabled (as
   defined in the Code)                       x        x        x        x         x
   To pay deductible medical expenses                  x        x        x         x
   To pay medical insurance premiums if
   you are unemployed                                  x        x        x         x
   For qualified higher education
   expenses, or                                        x        x        x         x
   For qualified first time home purchases
   up to $10,000                                       x        x        x         x
   After December 31, 1999 for IRS levies              x        x        x         x


     * For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.



                                    A-PPA-44

Systematic Withdrawal Program for Substantially Equal Periodic Payments (SEPP)

If you are considering using the Systematic Withdrawal Program for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% penalty with interest.
Minimum Distribution Requirements

As the table shows, under some contracts, generally you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.


                                               Type of Contract
                                  -------------------------------------------
                                    Non-     Trad.    Roth    Simple
                                  Qualified   IRA      IRA      IRA       SEP
                                    -----     ---      ---      ---       ---
   70 1/2 Minimum
   distribution                      no       yes      no       yes       yes
   rules apply


Non-Qualified Annuities

/ / Contributions to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the contract.


/ / Your Non-Qualified contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.


/ / When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.


/ / Annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

--------------------------------------------------------------------------------

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.

--------------------------------------------------------------------------------

                                    A-PPA-45

Diversification


In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contract.


Changes to tax rules and interpretations


Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:


/ /  Possible taxation of transfers between investment divisions.


/ / Possible taxation as if you were the owner of your portion of the Separate Account's assets.


/ / Possible limits on the number of funding options available or the frequency of transfers among them.


In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest or, in the case of an insurance company, to deduct insurance reserves or incurred losses.

Purchase Payments

Although the Code does not limit the amount of your purchase payments, your contract may limit them.

Withdrawals

Generally, when you make a withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

/ /  First coming from earnings (and thus subject to income tax); and

/ /  Then from your purchase payments (which are not subject to income tax).

/ / This rule does not apply to payments made pursuant to an income pay-out option under your contract



Different tax rules apply to payments made pursuant to an income annuity pay-out option under your contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:



                                    A-PPA-46

/ /  A non-taxable return of your purchase payments; and

/ /  A taxable payment of earnings.


If you choose an income annuity payout option we generally will tell you how much of each income payment is a non-taxable return of purchase payments. Generally, once the total amount treated as a non-taxable return of your purchase payments equals your purchase payments (reduced by any refund or guarantee feature as required under Federal tax law), then all remaining income payments are fully taxable.

Under the Code, withdrawals from Non-Qualified annuities need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

After Death

If you die before payments under an income annuity begin, we must make payment of your entire interest in the contract within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.

If you die after income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

Individual Retirement Annuities

[Traditional IRA, Roth IRA, SIMPLE IRAs and SEPs]

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the contract.

/ / Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer it to someone else.

/ / You can transfer your IRA proceeds to a similar IRA, (or a SIMPLE IRA to a Traditional IRA after two years), without incurring Federal income taxes if certain conditions are satisfied.


Traditional IRA Annuities

Purchase Payments

Generally:


--------------------------------------------------------------------------------

If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.

Your total annual purchase payments to all your Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your compensation.

--------------------------------------------------------------------------------


                                    A-PPA-47

/ / Purchase payments to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or $2,000 per year. A $2,000 purchase payment can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions.


/ /  Purchase payments in excess of this amount may be subject to a penalty tax.


/ /  Purchase payments are generally permitted up to age 70 1/2.


/ / These age and dollar limits do not apply to tax-free rollovers or transfers.


/ / If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).


Withdrawals

Withdrawals are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is determined based on a ratio of all non-deductible purchase payments to the total values of all your IRAs.

After Death

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin income payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your contract permits, your spouse may delay the start of income payments until December 31 of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

Roth IRA Annuities

General

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.


Purchase Payments


Roth IRA purchase payments are non-deductible and are limited to the lesser of 100% of compensation or $2,000 per year. You may contribute up to the annual purchase payment limit in 2000 if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:


--------------------------------------------------------------------------------

In some cases, your purchase payments may be tax deductible.

If your spouse is your beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.

--------------------------------------------------------------------------------

                                    A-PPA-48

                  Status                          Income
                ----------                      -----------
                Individual                   $95,000--$110,000
          Married filing jointly             $150,000--$160,000
         Married filing separately              $0--$10,000


o Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

o    You can contribute to a Roth IRA after age 70 1/2.

o If you exceed the purchase payment limits you may be subject to a tax penalty.

o If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).


Withdrawals

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:


/ /  The withdrawal is made:


o    At least five taxable years after your first purchase payment to a Roth
     IRA, and


/ /  The withdrawal is made:

o    When you reach age 59 1/2;

o    Upon your death or disability; or

o    For a qualified first-time home purchase (up to $10,000).


Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

In addition, if you withdraw converted money in 1998, 1999 or 2000 which received the special four year income inclusion treatment discussed later, the withdrawal will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

--------------------------------------------------------------------------------

Annual purchase payments to your IRAs, including Roth IRAs, may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal" IRAs.

--------------------------------------------------------------------------------

                                    A-PPA-49

/ / The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

/ / The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

/ / The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.


Conversion

You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.) For conversions that occurred in 1998, you could have elected to include the taxable amount in income over a four year period beginning in 1998.

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law now allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

After Death

Generally, when you die we must make payment of your entire interest within five years after the year of your death or begin income payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.

--------------------------------------------------------------------------------

If you are married but file separately, you may not convert an existing IRA into a Roth IRA.

--------------------------------------------------------------------------------

                                    A-PPA-50

         Table of Contents for the Statement of Additional Information


                                                                         Page

Cover Page ................................................................    1

Table of Contents .........................................................    1

Independent Auditors ......................................................    2

Services ..................................................................    2

Distribution of Certificates and Interests in the
      Deferred Annuities and Income Annuities .............................    2

Experience Factor .........................................................    2

Early Withdrawal Charge ...................................................    2

Variable Income Payments ..................................................    2

Investment Management Fees ................................................    5

Performance Data and Advertisement of
      the Separate Account ................................................    6

Voting Rights .............................................................    8

ERISA .....................................................................    9

Taxes .....................................................................   10

Performance Data ..........................................................   24

Financial Statements of the Separate Account ..............................   35

Financial Statements of MetLife ...........................................   61


                                    A-PPA-51

Appendix

Premium Tax Table

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.


                          Non-Qualified        IRA, SIMPLE IRA
                          Deferred Annuities   and SEP Deferred
                          and Income           Annuities and
                          Annuities            Income Annuities(1)

California                2.35%                0.5%(2)
Maine                     2.0%                 --
Nevada                    3.5%                 --
Puerto Rico               1.0%                 1.0%
South Dakota              1.25%                --
U.S. Virgin Islands       5.0%                 5.0%
West Virginia             1.0%                 1.0%
Wyoming                   1.0%                 --


-----------

(1) Premium tax rates applicable to IRA, SIMPLE IRA and SEP Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA, SIMPLE IRA and SEP Deferred Annuities and Income Annuities."


(2) With respect to Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.


    PEANUTS(C)United Feature Syndicate, Inc.

 (C) 2000 Metropolitan Life Insurance Company



                                    A-PPA-52

                           Request For a Statement of
                    Additional Information/Change of Address


If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

/ / Metropolitan Life Separate Account E, Metropolitan Series Fund Inc. and New England Zenith Fund

/ /  I have changed my address. My current address is:


                                         Name
---------------------------------              ---------------------------------
       (Contract Number)

                                        Address
                                               ---------------------------------

---------------------------------              ---------------------------------
         (Signature)                                                         zip





Metropolitan Life Insurance Company
Attn: Brian Mack
Investment & Income Center, 4th Floor
485E US Highway 1 South
Iselin, NJ 08830



                                    A-PPA-53

                                                                   Bulk Rate
                                                               U.S. Postage Paid
                                                                   Rutland, VT
                                                                   Permit 220

MetLife (R)

Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914


Address Service Requested






                                    A-PPA-54

PROSPECTUS
--------------------------------------------------------------------------------
METLIFE'S PREFERENCE PLUS(REGISTERED) ACCOUNT
MAY 1, 2000


Tax Sheltered Annuities

Public Employee Deferred Compensation

Keogh

Qualified Annuity Plans under
Section 403(a) of the Internal Revenue Code



[Front cover]

Corporate Snoopy on winding country lane which trails off into hills in distance with large sun above.

MetLife(Registered)

98112RC9(exp0501) MLIC-LD
PPATSAPROSP (5/00)

                                                                     May 1, 2000


Preference Plus(R) Account Variable Annuity Contracts
Issued by Metropolitan Life Insurance Company

This Prospectus describes individual and group Preference Plus contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").

--------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund") and series of the New England Zenith Fund ("Zenith Fund") and a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"). For your convenience, both the portfolios and the series are referred to as portfolios in this Prospectus.


Lehman Brothers Aggregate Bond Index
State Street Research Income
State Street Research Diversified
Calvert Social Balanced
MetLife Stock Index
Harris Oakmark Large Cap Value
T. Rowe Price Large Cap Growth
State Street Research Growth
Davis Venture Value
Putnam Large Cap Growth
MetLife Mid Cap Stock Index
Neuberger Berman Partners Mid Cap Value
Janus Mid Cap
State Street Research Aggressive Growth
Loomis Sayles High Yield Bond
Russell 2000(R) Index
T. Rowe Price Small Cap Growth
Loomis Sayles Small Cap
State Street Research Aurora Small Cap Value
Scudder Global Equity
Morgan Stanley EAFE(R) Index
Putnam International Stock (formerly Santander
International Stock)


Davis Venture Value, Putnam Large Cap Growth, MetLife Mid Cap Stock Index, Loomis Sayles Small Cap and State Street Research Aurora Small Cap Value are anticipated to be available on or about July 5, 2000.


How to learn more:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E, which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2000. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page B-PPA-52 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
Investment & Income Center, 4th Floor
485 E US Highway 1 South
Iselin, NJ 08830
Attention: Brian Mack
Phone: (800) 553-4459


The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


The current Metropolitan Fund and Zenith Fund prospectuses and, if applicable, the Calvert Fund prospectus are attached to the back of this prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity. This Prospectus is not valid unless attached to Metropolitan Fund, Zenith Fund and, if applicable, Calvert Fund prospectuses.

--------------------------------------------------------------------------------
Deferred Annuities Available:

     o TSA

     o PEDC

     o Keogh

     o 403(a)

Income Annuities Available:

     o TSA

     o PEDC

     o Keogh

     o 403(a)

A word about investment risk:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

     o a bank deposit or obligation;

     o federally insured or guaranteed; or

     o endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------
                                   MetLife(R)

TABLE OF CONTENTS

Important Terms You Should Know .....................................B-PPA-4

Table of Expenses ...................................................B-PPA-6

Accumulation Unit Values Table ......................................B-PPA-10

MetLife .............................................................B-PPA-16

Metropolitan Life Separate Account E ................................B-PPA-16

Variable Annuities ..................................................B-PPA-17

     A Deferred Annuity .............................................B-PPA-17

     An Income Annuity ..............................................B-PPA-17

Your Investment Choices .............................................B-PPA-18

Deferred Annuities ..................................................B-PPA-20

     The Deferred Annuity and Your Retirement Plan ..................B-PPA-20

     Automated Investment Strategies ................................B-PPA-21

     Purchase Payments ..............................................B-PPA-22

       Allocation of Purchase Payments ..............................B-PPA-22

       Limits on Purchase Payments ..................................B-PPA-23

     The Value of Your Investment ...................................B-PPA-23

     Transfers ......................................................B-PPA-24

     Access to Your Money ...........................................B-PPA-25

       Systematic Withdrawal Program for TSA
       Deferred Annuities ...........................................B-PPA-25

       Minimum Distribution .........................................B-PPA-27

     Contract Fee ...................................................B-PPA-27

     Charges ........................................................B-PPA-27

       Insurance-Related Charge .....................................B-PPA-27

       Investment-Related Charge ....................................B-PPA-28

     Premium Taxes ..................................................B-PPA-28

     Early Withdrawal Charges .......................................B-PPA-28

       When No Early Withdrawal Charge Applies ......................B-PPA-29

       When Another Early Withdrawal Charge May Apply ...............B-PPA-32

     Free Look ......................................................B-PPA-33

     Death Benefit ..................................................B-PPA-33

     Pay-out Options (or Income Options) ............................B-PPA-34

Income Annuities ....................................................B-PPA-35

     Income Payment Types ...........................................B-PPA-35

     Allocation .....................................................B-PPA-37


                                    B-PPA-2

     Minimum Size of Your Income Payment ............................B-PPA-37

     The Value of Your Income Payments ..............................B-PPA-37

     Transfers ......................................................B-PPA-38

     Contract Fee ...................................................B-PPA-39

     Charges ........................................................B-PPA-39

       Insurance-Related Charge .....................................B-PPA-39

       Investment-Related Charge ....................................B-PPA-39

     Premium Taxes ..................................................B-PPA-40

     Free Look ......................................................B-PPA-40

General Information .................................................B-PPA-40

     Administration .................................................B-PPA-40

       Purchase Payments ............................................B-PPA-40

       Confirming Transactions ......................................B-PPA-41

       Processing Transactions ......................................B-PPA-41

         By Telephone or Internet ...................................B-PPA-41

         After Your Death ...........................................B-PPA-42

         Third Party Requests .......................................B-PPA-42

       Valuation ....................................................B-PPA-42

     Advertising Performance ........................................B-PPA-43

     Changes to Your Deferred Annuity or Income Annuity .............B-PPA-44

     Voting Rights ..................................................B-PPA-44

     Who Sells the Deferred Annuities and Income Annuities ..........B-PPA-45

     Financial Statements ...........................................B-PPA-46

     Your Spouse's Rights ...........................................B-PPA-46

     When We Can Cancel Your Deferred Annuity or
     Income Annuity .................................................B-PPA-47

Income Taxes ........................................................B-PPA-47

Table of Contents of the Statement of Additional
Information .........................................................B-PPA-52

Appendix for Premium Tax Table ......................................B-PPA-53

Appendix II for Texas Optional Retirement Program ...................B-PPA-54


MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses or supplements to the prospectuses or any supplemental sales material we authorize.


                                    B-PPA-3

Important Terms You Should Know

Account Balance


When you purchase a Deferred Annuity, an account is set up for you the day we receive all properly completed documents. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.


Accumulation Unit Value


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


Annuity Unit Value


With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


Assumed Investment Return (AIR)


Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


Contract


A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.


Contract Year


Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 months after the Deferred Annuity is issued.



                                    B-PPA-4

Early Withdrawal Charge

The early withdrawal charge is the amount we deduct from your Account Balance in addition to your requested withdrawal amount, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

Investment Division


Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Zenith Fund or Calvert Fund.


MetLife

Metropolitan Life Insurance Company is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

MetLife Designated Office

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.

Separate Account

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

Variable Annuity

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.


You


In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, or, the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC contracts, "you" means the trustee. For Keogh contracts, "you" means the trustee of the Keogh plan. Under PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.


                                    B-PPA-5

TABLE OF EXPENSES--PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following table shows the Separate Account, Metropolitan Fund, Zenith
Fund and Calvert Fund charges and expenses. The numbers in the table for the Separate Account, the Zenith Fund, the Calvert Fund and all Divisions of the Metropolitan Fund except the Portfolios to be introduced on or about July 5, 2000 are based on past experience. The numbers for the Portfolios to be introduced on or about July 5, 2000 are estimates for the current year. The numbers in the Table are subject to change. The table is not intended to show your actual total combined expenses of the Separate Account, Metropolitan Fund, Zenith Fund and Calvert Fund which may be higher or lower. It does not show fees for the Fixed Interest Account or premium taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund, Zenith Fund and Calvert Fund charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% annual return on the investment.

--------------------------------------------------------------------------------

Separate Account, Metropolitan Fund, Zenith Fund and Calvert Fund expenses for the fiscal year ending December 31, 1999:


Contract Owner Transaction Expenses For All Investment Divisions Currently
Offered


  Sales Load Imposed on Purchases ..............................            None
  Deferred Sales Load (as a percentage of the purchase
     payment funding the withdrawal during the accumulation
     period)(1) ................................................   From 0% to 7%
     Exchange Fee ..............................................            None
     Surrender Fee .............................................            None
   Annual Contract Fee (2) .....................................            None
   Separate Account Annual Expenses (as a percentage of
     average account value) (3)
      General Administrative Expenses Charge ...................            .50%
      Mortality and Expense Risk Charge ........................            .75%
      Total Separate Account Annual Expenses ...................           1.25%


Metropolitan Fund Annual Expenses (as a percentage of average net assets)

                                                                             OTHER EXPENSES   TOTAL EXPENSES
                                                                MANAGEMENT       BEFORE           BEFORE
                                                                   FEES      REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond Index Portfolio (8) ............    .25            .15                .40
State Street Research Income Portfolio (4)(5) .................    .32            .06                .38
State Street Research Diversified Portfolio (4)(5)(6) .........    .43            .03                .46
MetLife Stock Index Portfolio (4) .............................    .25            .04                .29
Harris Oakmark Large Cap Value Portfolio (5)(6)(8) ............    .75            .40               1.15
T. Rowe Price Large Cap Growth Portfolio (5)(6)(8) ............    .69            .62               1.31
State Street Research Growth Portfolio (4)(5)(6) ..............    .47            .04                .51
Putnam Large Cap Growth Portfolio (11)(12) ....................    .80            .59               1.39
MetLife Mid Cap Stock Index Portfolio (11)(12) ................    .25            .65                .90
Neuberger Berman Partners Mid Cap Value Portfolio (5)(6)(8) ...    .70            .48               1.18
Janus Mid Cap Portfolio (5)(7) ................................    .67            .04                .71
State Street Research Aggressive Growth Portfolio (4)(5)(6) ...    .70            .04                .74
Loomis Sayles High Yield Bond Portfolio (7) ...................    .70            .24                .94
Russell 2000(R)Index Portfolio (8)(9) .........................    .25            .64                .89
T. Rowe Price Small Cap Growth Portfolio (5)(7) ...............    .52            .09                .61


                                                                ------------------------------------
                                                                  OTHER EXPENSES   TOTAL EXPENSES
                                                                       AFTER            AFTER
                                                                  REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond Index Portfolio (8) ............         .15              .40
State Street Research Income Portfolio (4)(5) .................         .06              .38
State Street Research Diversified Portfolio (4)(5)(6) .........         .02              .45
MetLife Stock Index Portfolio (4) .............................         .04              .29
Harris Oakmark Large Cap Value Portfolio (5)(6)(8) ............         .19              .94
T. Rowe Price Large Cap Growth Portfolio (5)(6)(8) ............         .24              .93
State Street Research Growth Portfolio (4)(5)(6) ..............         .02              .49
Putnam Large Cap Growth Portfolio (11)(12) ....................         .20             1.00
MetLife Mid Cap Stock Index Portfolio (11)(12) ................         .20              .45
Neuberger Berman Partners Mid Cap Value Portfolio (5)(6)(8) ...         .06              .76
Janus Mid Cap Portfolio (5)(7) ................................         .04              .71
State Street Research Aggressive Growth Portfolio (4)(5)(6) ...         .02              .72
Loomis Sayles High Yield Bond Portfolio (7) ...................         .24              .94
Russell 2000(R)Index Portfolio (8)(9) .........................         .30              .55
T. Rowe Price Small Cap Growth Portfolio (5)(7) ...............         .09              .61


                                    B-PPA-6

Metropolitan Fund Annual Expenses
(as a percentage of average net assets) (continued)


                                                                             OTHER EXPENSES   TOTAL EXPENSES
                                                                MANAGEMENT       BEFORE           BEFORE
                                                                   FEES      REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------
State Street Research Aurora Small Cap Value
Porfolio (5)(11)(12) ........................................       .85           .23             1.08
Scudder Global Equity Portfolio (5)(7) ......................       .67           .20              .87
Morgan Stanley EAFE(R) Index Portfolio (8)(10) ..............       .30          1.47             1.77
Putnam International Stock Portfolio (4)(5) .................       .90           .22             1.12

                                                                ------------------------------------
                                                                  OTHER EXPENSES   TOTAL EXPENSES
                                                                       AFTER            AFTER
                                                                  REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------
State Street Research Aurora Small Cap Value
Porfolio (5)(11)(12) ........................................           .20              1.05
Scudder Global Equity Portfolio (5)(7) ......................           .20               .87
Morgan Stanley EAFE(R) Index Portfolio (8)(10) ..............           .36               .66
Putnam International Stock Portfolio (4)(5) .................           .22              1.12


                                                                             OTHER EXPENSES   TOTAL EXPENSES
Zenith Fund Annual Expenses                                     MANAGEMENT       BEFORE           BEFORE
(as a percentage of average net assets)                            FEES      REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------
Davis Venture Value Series (11)(13) .........................       .75           .06              .81
Loomis Sayles Small Cap Series (11)(13)(14) .................       .90           .10             1.00

                                                                ------------------------------------
                                                                  OTHER EXPENSES   TOTAL EXPENSES
Zenith Fund Annual Expenses                                            AFTER            AFTER
(as a percentage of average net assets)                           REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------
Davis Venture Value Series (11)(13) .........................           .06               .81
Loomis Sayles Small Cap Series (11)(13)(14) .................           .10              1.00


                                                                             OTHER EXPENSES   TOTAL EXPENSES
Calvert Fund Annual Expenses                                    MANAGEMENT       BEFORE           BEFORE
(as a percentage of average net assets)                            FEES      REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (15) ......................       .70           .19              .89

                                                                ------------------------------------
                                                                  OTHER EXPENSES   TOTAL EXPENSES
Calvert Fund Annual Expenses                                           AFTER            AFTER
(as a percentage of average net assets)                           REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (15) ......................           .16               .86


Example


If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (16):


                                                                      1           3           5         10
                                                                    Year        Years       Years      Years
----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index Division ...............    $80         $97        $117        $197
   State Street Research Income Division .......................     79          96         116         194
   State Street Research Diversified Division ..................     80          99         120         204
   Calvert Social Balanced Division ............................     85         112         143         249
   MetLife Stock Index Division ................................     79          93         111         184
   Harris Oakmark Large Cap Value Division .....................     87         120         156         276
   T. Rowe Price Large Cap Growth Division .....................     89         125         164         292
   State Street Research Growth Division .......................     81         100         122         208
   Davis Venture Value Division ................................     84         110         138         241
   Putnam Large Cap Growth Division ............................     86         116         148         261
   MetLife Mid Cap Stock Index Division ........................     80          98         119         202
   Neuberger Berman Partners Mid Cap Value Division ............     88         121         158         279
   Janus Mid Cap Division ......................................     83         107         133         230
   State Street Research Aggressive Growth Division ............     83         107         135         233
   Loomis Sayles High Yield Bond Division ......................     85         114         145         254
   Russell 2000(R) Index Division ..............................     85         112         143         249
   T. Rowe Price Small Cap Growth Division .....................     82         104         128         220
   Loomis Sayles Small Cap Division ............................     86         116         148         261
   State Street Research Aurora Small Cap Value Division .......     86         117         151         266
   Scudder Global Equity Division ..............................     85         112         141         247


                                    B-PPA-7

If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (16) (17):


                                                                      1           3           5         10
                                                                    Year        Years       Years      Years
----------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index Division ..........................    $94        $139        $187        $337
Putnam International Stock Division ............................     87         119         155         273
Lehman Brothers Aggregate Bond Index Division ..................     17          52          90         197
State Street Research Income Division ..........................     17          52          89         194
State Street Research Diversified Division .....................     18          54          94         204
Calvert Social Balanced Division ...............................     22          68         116         249
MetLife Stock Index Division ...................................     16          49          84         184
Harris Oakmark Large Cap Value Division ........................     25          76         129         276
T. Rowe Price Large Cap Growth Division ........................     26          81         138         292
State Street Research Growth Division ..........................     18          56          96         208
Davis Venture Value Division ...................................     21          65         112         241
Putnam Large Cap Growth Division ...............................     23          71         122         261
MetLife Mid Cap Stock Index Division ...........................     17          54          93         202
Neuberger Berman Partners Mid Cap Value Division ...............     25          77         131         279
Janus Mid Cap Division .........................................     20          62         107         230
State Street Research Aggressive Growth Division ...............     20          63         108         233
Loomis Sayles High Yield Bond Division .........................     22          69         119         254
Russell 2000(R) Index Division .................................     22          68         116         249
T. Rowe Price Small Cap Growth Division ........................     19          59         102         220
Loomis Sayles Small Cap Division ...............................     21          71         122         261
State Street Research Aurora Small Cap Value Division ..........     24          73         124         266
Scudder Global Equity Division .................................     22          67         115         247
Morgan Stanley EAFE(R) Index Division ..........................     31          95         161         337
Putnam International Stock Division ............................     24          75         128         273

1 There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. Each Contract Year you may take the greater of 10% (20% under certain Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges.

2 A $20 annual contract fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances. There is a one time contract fee of $350 for Income Annuities. We do not charge this fee if you elect a pay-out option under your Deferred Annuity and you have owned your Deferred Annuity more than two years.

3 Pursuant to the terms of the Contract, our total Separate Account Annual Expenses will not exceed 1.25% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.

4 Prior to May 16, 1993, we paid all expenses of the Metropolitan Fund (other than management fees, brokerage commissions, taxes, interest and extraordinary or nonrecurring expenses) (hereafter "Expenses"). The effect of such reimbursements is that performance results are increased.

5 Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for the Metropolitan Fund.


                                    B-PPA-8

(6) The Metropolitan Series Fund, Inc. directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's custodian fees. The "other expenses after reimbursements" reflect this reduction. The effect of the reduction is that performance results are increased.


(7) These Portfolios began operating on March 3, 1997. We paid all Expenses in excess of .20% of the average net assets for each of these Portfolios until each Portfolio's total assets reached $100 million, or until March 2, 1999, whichever came first. MetLife ceased subsidizing such Expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity and Loomis Sayles High Yield Bond Portfolios on December 31, 1997, January 23, 1998, July 1, 1998 and March 3, 1999, respectively. All expense information for these Portfolios reflect current expenses without reimbursement. The effect of such reimbursements is that performance results are increased.


(8) These Portfolios began operating on November 9, 1998. We pay all Expenses in excess of .20% (.25% for the Morgan Stanley EAFE(R) Index Portfolio) of the average net assets for each of the following Portfolios until the Portfolio's total assets reach $100 million, or until November 8, 2000, whichever comes first. MetLife ceased subsidizing such Expenses for Lehman Brothers Aggregate Bond Index and Russell 2000(R) Index Portfolios on July 13, 1999 and December 5, 1999, respectively. All expense information for the Lehman Brothers Aggregate Bond Index which we ceased subsidizing reflects current expenses without any reimbursement. The "Other Expenses Before Reimbursement" for Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth and Neuburger Partners Mid Cap Value Portfolios assumes no reduction of Expenses of any kind. The information for the Portfolios which we are still subsidizing reflects the effect of the anticipated reimbursement of Expenses during the current year.


(9) MetLife ceased subsidizing expenses in excess of .20% of the average net assets of the Russell 2000(R) Index Portfolio on December 5, 1999. Beginning on February 22, 2000, MetLife began to pay all Expenses in excess of .30% of the average net assets for the Russell 2000(R) Index Portfolio until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first. The "Other Expenses" Before Reimbursement" for this Portfolio reflects Expenses as if the Expense reimbursement will be in effect for the entire current year.


(10) Metlife will pay all Expenses in excess of .25% of the average net assets for the Morgan Stanley EAFE(R) Index Portfolio until the Portfolio's assets reach $100 million, or until November 8, 2000, whichever comes first. After such date, MetLife will continue to pay all Expenses in excess of .40% of the Portfolio's average net assets until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first. The "Other Expenses Before Reimbursement" information for this Portfolio assumes no reduction of Expenses of any kind. The "Other Expenses After Reimbursement" for this Portfolio reflects our estimate of the effect of the combined reimbursement expected for the current year. The effect of all such reimbursements is that the performance results are increased.


(11) Subject to state approval, these Portfolios will become available under the Deferred Annuities and Income Annuities on or about July 5, 2000.


(12) MetLife Midcap Stock Index and State Street Research Aurora Small Cap Value Portfolios will begin operating on or about July 5, 2000. Putnam Large Cap Growth Portfolio will begin operating on May 1, 2000 but will become available under the Deferred Annuities and Income Annuities on or about July 5, 2000. We will pay all Expenses in excess of .20% of the average net assets for each of these Portfolios until each Portfolio's total assets reaches $100 million, or July 4, 2002, whichever comes first. The expense information are estimates for first year Expenses.


(13) NEIM pays us for providing administrative services. You do not bear these fees. NEIM absorbs the fees payable to MetLife.


(14) NEIM pays all Expenses in excess of 1.00% of the average net assets for this Portfolio. The Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break points" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for the Zenith Fund.


(15) The Portfolio has an offset expense arrangement with their custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses.


(16) These examples assume no reimbursement of Expenses were in effect. Therefore, these numbers reflect the highest amount you would pay on a $1,000 investment division based on 1999 asset levels.


(17) This example assumes no early withdrawal charges are applicable. In order to make this assumption for a pay-out option under your Deferred Annuity, we also assumed that you selected an income payment type under which you will receive payments over your lifetime or for a period of at least five full years.


                                    B-PPA-9

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)


These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 NUMBER OF
                                                                          BEGINNING OF YEAR    END OF YEAR      ACCUMULATION
                                                                            ACCUMULATION      ACCUMULATION   UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                             YEAR       UNIT VALUE        UNIT VALUE      (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index Division .............    1999        $10.12            $ 9.86            7,735
                                                                  1998         10.00(e)          10.12              793
   State Street Research Income Division .....................    1999         19.33             18.65           18,535
                                                                  1998         17.89             19.33           20,060
                                                                  1997         16.49             17.89           16,307
                                                                  1996         16.12             16.49           16,604
                                                                  1995         13.65             16.12           15,252
                                                                  1994         14.27             13.65           13,923
                                                                  1993         12.98             14.27           14,631
                                                                  1992         12.29             12.98            5,918
                                                                  1991         10.60             12.29            1,210
                                                                  1990         10.00(a)          10.60               32


                                    B-PPA-10

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------------

                                                                                                              NUMBER OF
                                                                       BEGINNING OF YEAR    END OF YEAR      ACCUMULATION
                                                                         ACCUMULATION      ACCUMULATION   UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                             YEAR       UNIT VALUE        UNIT VALUE      (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
State Street Research Diversified Division ...............      1999        $27.05            $29.04            75,126
                                                                1998         22.89             27.05            73,897
                                                                1997         19.22             22.89            62,604
                                                                1996         17.00             19.22            52,053
                                                                1995         13.55             17.00            42,712
                                                                1994         14.15             13.55            40,962
                                                                1993         12.70             14.15            31,808
                                                                1992         11.75             12.70             7,375
                                                                1991          9.52             11.75             1,080
                                                                1990         10.00(a)           9.52                44

Calvert Social Balanced Division .........................      1999         25.45             28.21             1,453
                                                                1998         22.16             25.45             1,367
                                                                1997         18.68             22.16             1,181
                                                                1996         16.80             18.68               995
                                                                1995         13.11             16.80               787
                                                                1994         13.71             13.11               630
                                                                1993         12.86             13.71               473
                                                                1992         12.10             12.86               239
                                                                1991         10.58             12.10                63
                                                                1990         10.00(b)          10.58                 0


                                    B-PPA-11

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------------

                                                                                                              NUMBER OF
                                                                       BEGINNING OF YEAR    END OF YEAR      ACCUMULATION
                                                                         ACCUMULATION      ACCUMULATION   UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                             YEAR       UNIT VALUE        UNIT VALUE      (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
MetLife Stock Index Division ............................      1999        $37.08             $44.24            79,702
                                                               1998         29.28              37.08            71,204
                                                               1997         22.43              29.28            58,817
                                                               1996         18.52              22.43            43,141
                                                               1995         13.70              18.52            29,883
                                                               1994         13.71              13.70            23,458
                                                               1993         12.67              13.71            18,202
                                                               1992         11.94              12.67             8,150
                                                               1991          9.32              11.94             1,666
                                                               1990         10.00(a)            9.32                55

Harris Oakmark Large Cap Value Division .................      1999          9.71               8.93             3,631
                                                               1998         10.00(e)            9.71               386

T. Rowe Price Large Cap Growth Division .................      1999         11.01              13.29             3,394
                                                               1998         10.00(e)           11.01               407


    [Bar charts are included for each Division representing values by year]


                                    B-PPA-12

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------------

                                                                                                              NUMBER OF
                                                                       BEGINNING OF YEAR    END OF YEAR      ACCUMULATION
                                                                         ACCUMULATION      ACCUMULATION   UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                             YEAR       UNIT VALUE        UNIT VALUE      (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
State Street Research Growth Division ...................      1999        $34.30             $40.14           64,026
                                                               1998         27.10              34.30           64,053
                                                               1997         21.37              27.10           60,102
                                                               1996         17.71              21.37           49,644
                                                               1995         13.47              17.71           38,047
                                                               1994         14.10              13.47           32,563
                                                               1993         12.48              14.10           24,608
                                                               1992         11.32              12.48            9,432
                                                               1991          8.61              11.32            2,824
                                                               1990         10.00(a)            8.61              178

Neuberger Berman Partners Mid Cap Value Division ........      1999         10.73              12.46            2,438
                                                               1998         10.00(e)           10.73              297


Janus Mid Cap Division ..................................      1999         17.19              37.86           44,078
                                                               1998         12.69              17.19           19,031
                                                               1997         10.00(c)           12.69            7,417



                                    B-PPA-13

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------------

                                                                                                              NUMBER OF
                                                                       BEGINNING OF YEAR    END OF YEAR      ACCUMULATION
                                                                         ACCUMULATION      ACCUMULATION   UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                             YEAR       UNIT VALUE        UNIT VALUE      (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth Division...            1999        $28.12             $37.01            31,947
                                                               1998         25.05              28.12            38,975
                                                               1997         23.77              25.05            43,359
                                                               1996         22.35              23.77            43,962
                                                               1995         17.47              22.35            33,899
                                                               1994         18.03              17.47            26,890
                                                               1993         14.89              18.03            17,094
                                                               1992         13.66              14.89             5,747
                                                               1991          8.31              13.66             1,060
                                                               1990         10.00(a)            8.31                49

Loomis Sayles High Yield Bond Division...                      1999          9.60              11.17             4,708
                                                               1998         10.51               9.60             3,882
                                                               1997         10.00(c)           10.51             2,375


Russell(REGISTERED) 2000 Index Division...                     1999         10.53              12.76             5,395
                                                               1998         10.00(e)           10.53               598

T. Rowe Price Small Cap Growth Division...                     1999         12.02              15.19            14,007
                                                               1998         11.76              12.02            13,119
                                                               1997         10.00(c)           11.76             6,932


                                    B-PPA-14

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------------

                                                                                                              NUMBER OF
                                                                       BEGINNING OF YEAR    END OF YEAR      ACCUMULATION
                                                                         ACCUMULATION      ACCUMULATION   UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                             YEAR       UNIT VALUE        UNIT VALUE      (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
Scudder Global Equity Division...                              1999        $12.43             $15.36            9,323
                                                               1998         10.85              12.43            7,712
                                                               1997         10.00(c)           10.85            4,826


Morgan Stanley EAFE(R) Index Division...                       1999         10.79              13.31            3,869
                                                               1998         10.00(e)           10.79              342


Putnam International Stock Division...                         1999         16.07              18.49           13,052
                                                               1998         13.28              16.07           14,330
                                                               1997         13.77              13.28           15,865
                                                               1996         14.19              13.77           17,780
                                                               1995         14.25              14.19           17,553
                                                               1994         13.74              14.25           16,674
                                                               1993          9.41              13.74            6,921
                                                               1992         10.61               9.41              966
                                                               1991         10.00(d)           10.61               92


-----------------------
In addition to the above mentioned Accumulation Units, there were cash reserves of $45,884,050 as of December 31, 1999, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.


   (a) Inception Date July 2, 1990.

   (b) Inception Date September 17, 1990.

   (c) Inception Date March 3, 1997.

   (d) Inception Date July 1, 1991.


   (e) Inception Date November 9, 1998.



                                    B-PPA-15

MetLife


Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife, was formed under laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. With approximately $420 billion of assets under management as of December 31, 1999, on a pro forma basis, including the acquisition of GenAmerica Corp., MetLife provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also provides group insurance and investment products to corporations and other institutions employing over 33 million employees and members.


Metropolitan Life Separate Account E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.


                                    B-PPA-16

Variable Annuities


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A Deferred Annuity

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


All TSA, PEDC, Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits by funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.


An Income Annuity


An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income


--------------------------------------------------------------------------------

Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

--------------------------------------------------------------------------------


                                    B-PPA-17
stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.


Your Investment Choices


The Metropolitan Fund, the Zenith Fund, the Calvert Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The Metropolitan Fund and the Zenith Fund prospectuses are attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The SAIs are available upon your request.


Your investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up. The following list of investment choices includes five Portfolios that, subject to state approval, we anticipate will be available on or about July 5, 2000.


    Lehman Brothers Aggregate Bond Index Portfolio
    State Street Research Income Portfolio
    State Street Research Diversified Portfolio
    Calvert Social Balanced Portfolio
    MetLife Stock Index Portfolio
    Harris Oakmark Large Cap Value Portfolio
    T. Rowe Price Large Cap Growth Portfolio
    State Street Research Growth Portfolio
    Davis Venture Value Portfolio
    Putnam Large Cap Growth Portfolio
    MetLife Mid Cap Stock Index Portfolio
    Neuberger Berman Partners Mid Cap Value Portfolio
    Janus Mid Cap Portfolio

--------------------------------------------------------------------------------


The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate options.


The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices (including those anticipated to be available July 5, 2000) in the approximate order of risk from the most conservative to the most aggressive.


While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

--------------------------------------------------------------------------------


                                    B-PPA-18

    State Street Research Aggressive Growth Portfolio
    Loomis Sayles High Yield Bond Portfolio
    Russell 2000(R) Index Portfolio
    T. Rowe Price Small Cap Growth Portfolio
    Loomis Sayles Small Cap Portfolio
    State Street Research Aurora Small Cap Value Portfolio
    Scudder Global Equity Portfolio
    Morgan Stanley EAFE(R) Index Portfolio
    Putnam International Stock Portfolio


Subject to state approval, the Davis Venture Value, Putnam Large Cap Growth, MetLife Mid Cap Stock Index, Loomis Sayles Small Cap and State Street Research Aurora Small Cap Value Portfolios will be available on or about July 5, 2000.

Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract will indicate the investment divisions that are available to you. Your investment choices may be limited because:

/ /  Some of the investment divisions are not approved in your state.


/ / Your employer, association or other group contract holder limits the number of available investment divisions.


/ /  We have restricted the available investment divisions.

/ / For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Zenith Fund or the Calvert Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Zenith Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced Portfolio is made available by the Calvert Fund only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, Zenith Fund and the Calvert Fund are "series" type funds registered with the Securities and Exchange Commission as an


                                    B-PPA-19

"open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap and the Calvert Social Balanced Portfolios, each Portfolio is "diversified" under the 1940 Act.


The Portfolios of the Metropolitan Fund pay us a monthly fee for our services as investment manager. The Zenith Fund pays New England Investment Management, Inc. ("NEIM") a monthly fee as its investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee as its investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAIs for the Metropolitan Fund, Zenith Fund and the Calvert Fund.


In addition, the Metropolitan Fund and Zenith Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund or the Zenith Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

Deferred Annuities

This Prospectus describes four kinds of Deferred Annuities under which you can accumulate money:

   / /  TSA (Tax Sheltered Annuity)

   / /  PEDC (Public Employee Deferred Compensation)

   / /  Keogh (Keogh plans under *401)

   / /  403(a) (Qualified Annuity plans under *403(a))


Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:


/ /  Allocated (your Account Balance records are kept for you as an individual);
     or

/ / Unallocated (Account Balance records are kept for a plan or group as a whole).

The Deferred Annuity and Your Retirement Plan

If you participate through a retirement plan, the Deferred Annuity may provide that all or some of your rights as described in this Prospectus are subject to the plan's terms. Limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers,

--------------------------------------------------------------------------------

These Deferred Annuities may be either issued to you as an individual or to a group (you are then a participant under the group's Deferred Annuity).

--------------------------------------------------------------------------------


                                    B-PPA-20
loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix II for specific information which applies to you.


Automated Investment Strategies

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charge. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated contracts. As with any investment program, no strategy can guarantee a gain - you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

The Equity Generator(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection.


As an added benefit of this strategy, as long as 100% of your contributions are allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any of your earnings.


The Equalizer(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


The Rebalancer(SM): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

--------------------------------------------------------------------------------

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and saving goals.

--------------------------------------------------------------------------------


                                    B-PPA-21

The Index Selector(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is divided among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index (available on or about July 5,
2000) investment divisions and the Fixed Interest Account. On or about July 5, 2000, the models will be revised to include the MetLife Mid Cap Stock Index Division. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the original percentage by transferring amounts among the investment divisions and the Fixed Interest Account.


In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The Allocator(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum transfer of $50 is the only requirement.


The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

Purchase Payments


There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction.


Allocation of Purchase Payments


You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.


--------------------------------------------------------------------------------

You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.

--------------------------------------------------------------------------------


                                    B-PPA-22

Limits on Purchase Payments

Your ability to make purchase payments may be limited by:

/ /  Federal tax laws.

/ / Our right to limit the total of your purchase payments to $500,000. We may change the maximum by telling you in writing at least 90 days in advance.


/ / Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (Except under a PEDC Deferred Annuity).


/ / For Keogh, TSA, PEDC and 403(a) Deferred Annuities, if you should leave your job.

/ /  Receiving systematic termination payments (described later).


The Value of Your Investment


Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.


This is how we calculate the Accumulation Unit Value for each investment division:

/ / First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

/ / Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

/ /  Finally, we multiply the previous Accumulation Unit Value by this result.


                                    B-PPA-23

Examples

Calculating the Number of Accumulation Units

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                          $500 = 50 accumulation units
                          ----
                           10

Calculating the Accumulation Unit Value

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525.

            $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475.

             $10.00 x .95 = $9.50 is the new Accumulation Unit Value

Transfers

You can make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:


/ /    The percentage or dollar amount of the transfer;


/ / The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;


/ / The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and


/ / Whether you intend to start, stop or modify an automated investment strategy by making the transfer.


Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.


Your transfer request must be completed prior to 4:00 pm Eastern time on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed our next business day.

--------------------------------------------------------------------------------

You may transfer money within your contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.

--------------------------------------------------------------------------------

                                    B-PPA-24

We may require you to:

/ /  Use our forms;

/ / Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

/ / Transfer a minimum amount if the transfer is in connection with the Allocator.

Access To Your Money


You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:


/ /    The percentage or dollar amount of the withdrawal; and


/ / The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.


Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our forms.

If you are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then you must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.

Systematic Withdrawal Program For TSA Deferred Annuities


If we agree and if approved in your state for TSA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals.


If you elect to withdraw a dollar amount we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the dollar amount you will receive based on your new Account Balance.


--------------------------------------------------------------------------------
Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

We will withdraw your systematic withdrawal program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. Each payment must be at least $50. Tax law generally prohibits withdrawals from TSA Deferred Annuities before you reach age 59 1/2.

--------------------------------------------------------------------------------

                                    B-PPA-25

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If you choose to receive a percentage of your Account Balance, we will determine the dollar amount payable on the date these payments begin. When you first elect the program, we will pay this dollar amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.


Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the dollar amount that you chose or a dollar amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment a month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage, or timing of payments can be made once a year at the beginning of any Contract Year. However, we must receive your request at least 30 days in advance. If you make any of these changes we will treat your request as though you were starting a new Systematic Withdrawal Program.


Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. However, you may only restart this program once each Contract Year.


Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all Systematic Withdrawal Program payments in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first

--------------------------------------------------------------------------------

If you elect to receive payments through this program, you must either be over 59 1/2 years old or have left your job. You are not eligible for systematic withdrawals if you have an outstanding loan.

If you would like to receive your systematic withdrawal payment by the first of the month you should request that the payment date be the 20th of the prior month.

Your Account Balance will be reduced by the amount of your systematic withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
--------------------------------------------------------------------------------

                                    B-PPA-26

Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Minimum Distribution


In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.


Contract Fee

There is no Separate Account annual contract fee.


/ / For all contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if you do not make purchase payments during the year.


/ / For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) you pay a $20 charge applied against any amounts in the Fixed Interest Account.


/ / For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no contract fee.


/ /    There is no contract fee for certain TSA Deferred Annuities.

Charges

There are two types of charges you pay while you have money in an investment division:

/ /    Insurance-related charge, and

/ /    Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

--------------------------------------------------------------------------------
The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.
--------------------------------------------------------------------------------

                                    B-PPA-27

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

Investment-Related Charge


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The percentage you pay depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.


Premium Taxes

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.


Premium taxes, if applicable, currently range from .5% to 5.0% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


Early Withdrawal Charges

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and



                                    B-PPA-28
then from earnings, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.


For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge.


For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.


The early withdrawal charge on purchase payments withdrawn is as follows:

                      During Purchase Payment/Contract Year

  Year          1      2      3      4      5       6      7      8 & Later

Percentage     7%     6%     5%     4%     3%      2%     1%         0%

If you are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the early withdrawal charge in the above table for the first seven Contract Years.

By law, your total early withdrawal charges applied to the investment divisions will never exceed 9% of all your purchase payments in the investment divisions.


The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.


When No Early Withdrawal Charge Applies

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

/ /   On transfers you make within your Deferred Annuity.

/ /   On withdrawals of purchase payments you made over seven years ago.

--------------------------------------------------------------------------------
You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.
--------------------------------------------------------------------------------

                                    B-PPA-29

/ / If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

/ / If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

/ / If you withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will you have to pay early withdrawal charges. If you have a Keogh Deferred Annuity, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

/ / If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity.

/ / Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if you retire or leave your job according to the requirements of the Texas Optional Retirement Program, you may withdraw your total Account Balance without an early withdrawal charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                                   Contract Year

     Year           1*        2         3         4         5

     Percentage    20%      25%      33 1/3%    50%     remainder

     *Less that Contract Year's withdrawals

     Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

/ / If you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.

                                    B-PPA-30

/ /  If you retire:

     o For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and you retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).

     o For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.


     o For certain TSA Deferred Annuities without a plan, if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your contract must be in existence for 10 years prior to the requested withdrawal.


     o For the allocated Keogh Deferred Annuity, if you have continuously participated for at least 7 years.

     o   For the PEDCDeferred Annuity, if you retire.

     o For certain TSADeferred Annuities, if you retired before the contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

/ /  If you leave your job:


     o For the unallocated Keogh Deferred Annuity, however if you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.


     o For the TSA and 403(a) Deferred Annuities, only if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your contract must be in existence for 10 years prior to the requested withdrawal.


     o For the allocated Keogh Deferred Annuity, only if you have continuously participated for at least 7 years.


     o For PEDC, if you leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement you participate.



                                    B-PPA-31

     o For certain TSA Deferred Annuities, if you leave your job with the employer you had at the time you purchased this annuity.


     o For certain TSA Deferred Annuities, if you left your job before the contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

/ / For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

/ / For PEDC, unallocated Keogh and certain TSADeferred Annuities, if you suffer from an unforeseen hardship.

/ / For Keogh Deferred Annuities, if you make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

When Another Early Withdrawal Charge May Apply

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

/ / Amounts transferred before January 1, 1996:

    o We credit your transfer amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:

                          During Purchase Payment Year

          Year           1       2        3       4     5      6 and Beyond

          Percentage     5%      4%       3%      2%    1%          0%

/ /  Amounts transferred on or after January 1, 1996:


     o For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:



                                    B-PPA-32

                                   After the Transfer

          Year           1       2        3        4      5    6 and Beyond

          Percentage     5%      4%       3%       2%     1%       0%


     o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.


/ / Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.

Free Look


You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Not all contracts issued are subject to free look provisions under state law. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your properly completed refund request is received at your MetLife Designated Office.


Death Benefit

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under a Keogh Deferred Annuity the death benefit is paid to the plan's trustee. If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

/ /   Your Account Balance;


/ / Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or


/ /  The total of all of your purchase payments less any partial withdrawals,

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.


We will only pay the death benefit when we receive both proof of death and appropriate instructions for payment.


--------------------------------------------------------------------------------
There is no death benefit for the unallocated Keogh Deferred Annuity
--------------------------------------------------------------------------------

                                    B-PPA-33

Your beneficiary has the option to apply the death benefit (less any applicable premium taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

Pay-out Options (or Income Options)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option. The variable pay-out option may not be available in certain states.


When considering a pay-out option, you should think about whether you want:

/ / Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

/ /  A fixed dollar payment or a variable payment;

/ /  A refund feature.


Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.


By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

--------------------------------------------------------------------------------
The pay-out phase is often referred to as either "annuitizing" your contract or an income annuity.

Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.
--------------------------------------------------------------------------------

                                    B-PPA-34

Income Annuities


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity, you must start receiving payments within the first year after the annuity is issued. The Income Annuity currently may not be available in certain states.


We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

/ /    TSA

/ /    PEDC

/ /    Keogh

/ /    403(a)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

Income Payment Types

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

/ / Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.


/ / Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.


/ / Beneficiary: the person who receives continuing payments or a lump sum payment if the owner dies.

--------------------------------------------------------------------------------
You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.

Many times the Owner and the Annuitant are the same person.
--------------------------------------------------------------------------------

                                    B-PPA-35

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:



Lifetime Income Annuity: A variable income that is paid as long as the annuitant is living.


Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.


Lifetime Income Annuity with a Refund: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of the payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


Lifetime Income Annuity for Two: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.


Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

--------------------------------------------------------------------------------

When deciding how to receive income, consider:

o The amount of income you need;


o The amount you expect to receive from other sources;


o The growth potential of other investments; and


o How long you would like your income to last.

--------------------------------------------------------------------------------


                                    B-PPA-36

Lifetime Income Annuity for Two with a Refund: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.



Income Annuity for a Guaranteed Period: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


Allocation

You decide how your money is allocated among the Fixed Income Option and the investment divisions.

Minimum Size of Your Income Payment

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.


The Value of Your Income Payments

Annuity Units


Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a transfer) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated.


AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR,


--------------------------------------------------------------------------------
The AIR is stated in your contract and may range from 3% to 6%.
--------------------------------------------------------------------------------

                                    B-PPA-37
the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.


The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.


Valuation


This is how we calculate the Annuity Unit Value for each investment division:

/ / First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;


/ / Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;


/ / Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and


/ /  Finally, we multiply the previous Annuity Unit Value by this result.


Transfers

You can make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a transfer, you must tell us:

/ /  The percentage or dollar amount of the transfer;

/ / The investment division (or Fixed Income Option) to which you want to transfer; and

/ /  The investment division from which you want to transfer.

We may require that you use our forms to make transfers.


Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should


--------------------------------------------------------------------------------

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
--------------------------------------------------------------------------------

                                    B-PPA-38
read the Fund prospectuses for more details.


Your transfer request must be completed prior to 4:00 p.m. Eastern time on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed our next business day.

Contract Fee

A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.

Charges

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

/ /  Insurance-related charge; and

/ /  Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

Investment-Related Charge


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The percentage you pay depends on the investment divisions you select. Amounts for each investment division are listed in the Table of Expenses.


--------------------------------------------------------------------------------
The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.
--------------------------------------------------------------------------------

                                    B-PPA-39

Premium Taxes

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.


Premium taxes, if applicable, currently range from .5% to 5.0% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


Free Look


You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Not all contracts issued are subject to free look provisions under state law. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your properly completed refund request is received at your MetLife Designated Office.


General Information

Administration

All transactions will be processed in the manner described below.

Purchase Payments


Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. We will provide you with all necessary forms. We must have all properly completed documents to credit your purchase payments.


Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them in good order at your MetLife Designated Office, except when they are received:


/ / On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or


/ /  After 4:00 p.m. Eastern time.


In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.


Usually, your initial purchase payment is credited to you within two days of receipt at your MetLife Designated Office. However, if you fill out our forms

--------------------------------------------------------------------------------
You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

Generally, your properly completed requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office.

--------------------------------------------------------------------------------

                                    B-PPA-40
incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.


Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.


Confirming Transactions

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly.


Processing Transactions


We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We will not accept requests for transactions by facsimile. We reserve the right to refuse any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account.


By Telephone or Internet


You may request a variety of transactions and obtain information by telephone 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:


/ /    Account Balance


/ /    Unit Values


/ /    Current rates for the Fixed Interest Account

/ /    Transfers

/ /    Changes to investment strategies

/ /    Changes in the allocation of future purchase payments.


Your transaction must be completed prior to 4:00 p.m. Eastern time on one of our business days if you want the transaction to take place on that day. Transactions will not be processed on a day when the Accumulation or


--------------------------------------------------------------------------------
You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree. This does not apply if you have a Keogh Deferred Annuity or Income Annuity.
--------------------------------------------------------------------------------

                                    B-PPA-41

Annuity Unit Value is not calculated or after 4:00 p.m. Eastern time. We will process these transactions on our next business day.


We have put into place reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.


Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems. We are not responsible or liable for:


/ / any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or


/ / any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.


After Your Death


If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


Third Party Requests


Generally, we only accept requests for transactions or information from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


Valuation


We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the New York Stock Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.


                                    B-PPA-42

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

Advertising Performance


We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.


We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

Yield is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

Change in Accumulation/Annuity Unit Value is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

Average annual total return calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.


Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Deferred Annuities and Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Zenith Fund and Calvert Fund Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.


We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

--------------------------------------------------------------------------------
All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
--------------------------------------------------------------------------------

                                    B-PPA-43

Changes to Your Deferred Annuity or
Income Annuity

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

/ /  To operate the Separate Account in any form permitted by law.

/ / To take any action necessary to comply with or obtain and continue any exemptions under the law.

/ / To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.


/ / To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Zenith Fund or the shares of another investment company or any other investment permitted by law.


/ / To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

/ / To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

Voting Rights


Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Zenith Fund and Calvert Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.



                                    B-PPA-44

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuities, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuities, we will provide you with the number of copies of voting instruction soliciting material that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund or Zenith Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


/ /  The shares for which voting instructions are received, and

/ /  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote each Portfolio's shares based on our judgment.

Who Sells the Deferred Annuities and Income Annuities


All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail.


The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is


                                    B-PPA-45
no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .12% of the total Account Balances of the Deferred Annuities and, other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.


From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisement in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts with the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.


Financial Statements

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

Your Spouse's Rights

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.


                                    B-PPA-46

When We Can Cancel Your Deferred Annuity or Income Annuity

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. If we cancel a Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

Income Taxes

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract. The SAI has additional tax information.

For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities.


MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


General


Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


Because these products are intended for retirement, if you make withdrawals before age 59 1/2 you may incur a tax penalty.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.


--------------------------------------------------------------------------------

Consult your own tax advisor about your circumstances, any recent tax developments and the impact of state income taxation.


Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.
--------------------------------------------------------------------------------

                                    B-PPA-47

Purchase Payments


Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.


Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.


There are different annual purchase payments limits for the annuities offered in this prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Withdrawals


Because your purchase payments are generally on a before-tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the contract. If you made any after-tax contributions they would not be subject to income tax.


If certain requirements are met, you may be able to transfer amounts in your contract to another eligible retirement plan or IRA. For PEDC contracts, you can only transfer such amounts to another PEDC plan.

Minimum Distribution Requirements

Generally, you must begin receiving withdrawals from your contract by April 1 of the calendar year following the later of:

/ /  The year you turn age 70 1/2 or;

/ / Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

Although the minimum distribution requirements for PEDC are similar to those for TSA, 403(a) and Keogh, there are some differences.

Please consult the section for the type of annuity you purchased to determine if there are restrictions on withdrawals.

Withdrawals Before Age 59 1/2

If you receive a taxable distribution from your contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes. This does not apply to PEDC annuities.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include any amounts received:

--------------------------------------------------------------------------------
Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments.
--------------------------------------------------------------------------------

                                    B-PPA-48

                                                     Type of Contract
                                                -------------------------
                                                TSA       Keogh     403(a)
                                                --        ----      -----
In a series of substantially equal payments
made annually (or more frequently) for life
or life expectancy, after you have separated
from service                                     x           x         x

After you die                                    x           x         x

After you become totally disabled (as
defined in the Code)                             x           x         x

To pay deductible medical expenses               x           x         x

After separation from service
if you are over age 55                           x           x         x

After December 31, 1999
for IRS levies                                   x           x         x
---------------------------------------------------------------------------

Mandatory 20% Withholding (Except PEDC)

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. This rule does not apply to PEDC contracts. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your contract. However, it does not include taxable distributions that are:

/ /  A series of substantially equal payments made at least annually for:

     o   Your life or life expectancy

     o   Both you and your beneficiary's lives or life expectancies

     o   A specified period of 10 years or more

/ /  Withdrawals to satisfy minimum distribution requirements


/ /  Certain withdrawals on account of financial hardship


Other exceptions to the definition of eligible rollover distribution may exist.


For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.


Systematic Withdrawal Program for Substantially Equal Periodic Payments (SEPP)


If you are considering using the Systematic Withdrawal Program (currently only available for TSA Deferred Annuities) for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor.


If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% penalty tax with interest.


                                    B-PPA-49

After Death

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract within five years after the year of your death or begin payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your contract permits, your spouse may delay the start of income payments until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

TSA Annuities

General


TSAs fall under ss. 403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under ss. 501(c)(3) of the Code.


Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

Withdrawals

If you are under 59 1/2, you cannot withdraw money from your contract unless the withdrawal:


/ / Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).


/ /  Is directly transferred to other ss. 403(b) arrangements;

/ /  Relates to amounts that are not salary reduction elective deferrals;

/ / Is after you die, leave your job or become disabled (as defined by the Code); or

/ / Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

See the general heading under Income Taxes for a brief description of the tax rules that apply to TSA Annuities.

Keogh Annuities

General

Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans.

See the general heading under Income Taxes for a brief description of the tax rules for Keogh Annuities.

--------------------------------------------------------------------------------
You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.
--------------------------------------------------------------------------------

                                    B-PPA-50

PEDC

General

PEDC plans are available to state or local governments and certain tax-exempt organizations as described in ss. 457 of the Code. The plans are not available for churches and qualified church-controlled organizations.

PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

Withdrawals

Generally, monies in your contract can not be "made available" to you until you:

/ /  Reach age 70 1/2

/ /  Leave your job

/ /  Have an unforeseen emergency (as defined by the Code)

Special Rules

Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

See the general heading under Income Annuities for a brief description of the tax rules that apply to PEDC annuities.

403(a)

General

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.


                                    B-PPA-51

Table of Contents for the Statement of Additional Information

                                                                            Page

Cover Page ................................................................    1

Table of Contents .........................................................    1

Independent Auditors ......................................................    2

Services ..................................................................    2

Distribution of Certificates and Interests in the
      Deferred Annuities and Income Annuities .............................    2

Early Withdrawal Charge ...................................................    2

Experience Factor .........................................................    2

Variable Income Payments ..................................................    2

Investment Management Fees ................................................    5

Performance Data and Advertisement of
      the Separate Account ................................................    7

Voting Rights .............................................................    8

ERISA .....................................................................    9

Taxes .....................................................................   10

Performance Data ..........................................................   24

Financial Statements of the Separate Account ..............................   35

Financial Statements of MetLife ...........................................   61


                                    B-PPA-52

Appendix

Premium Tax Table


If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.



                                                Keogh and        PEDC
                                  TSA Deferred  403(a) Deferred  Deferred and
                                  and Income    and Income       Income
                                  Annuities     Annuities        Annuities (1)

California .................       0.5%         0.5%            2.35%
Maine ......................        --           --             --
Nevada .....................        --           --             --
Puerto Rico ................       1.0%         1.0%            1.0%
South Dakota ...............        --           --             --
U.S. Virgin Islands ........       5.0%         5.0%            5.0%
West Virginia ..............       1.0%         1.0%            1.0%
Wyoming ....................        --           --             --





------------
(1) Premium tax rates applicable to Deferred and Income Annuities purchased under retirement plans of public employers meeting the requirements of ss. 401(a) of the Code are included under the column headed "Keogh Deferred and Income Annuities."


PEANUTS(C)United Feature Syndicate, Inc.
(C)2000 Metropolitan Life Insurance Company



                                    B-PPA-53

Appendix II

What You Need To Know If You Are a Texas Optional Retirement Program Participant


If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.



                                    B-PPA-54

[This page intentionally left blank]





                                    B-PPA-55

                           Request For a Statement of
                    Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


/ /    Metropolitan Life Separate Account E, Metropolitan
       Series Fund Inc. and New England Zenith Fund


/ /    Calvert Social Balanced Portfolio

/ /    I have changed my address. My current address is:

       ___________________________     Name_____________________________________
           (Contract Number)

                                        Address_________________________________

       ___________________________      ________________________________________
              (Signature)                                                   zip











Metropolitan Life Insurance Company
Attn: Brian Mack
Investment & Income Center, 4th Floor
485E US Highway 1 South
Iselin, NJ 08830




                                    B-PPA-56

                                                                Bulk Rate
                                                            U.S. Postage Paid
                                                               Rutland, VT
                                                               Permit 220
MetLife(R)

Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

Address Service Requested












                                    B-PPA-57

                                                                     May 1, 2000


Preference Plus(R) Account Variable Annuity Contracts
Issued by Metropolitan Life Insurance Company


This Prospectus describes group Preference Plus contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").


--------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through the Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund") and series of the New England Zenith Fund ("Zenith Fund"). For convenience, both the portfolios and the series are referred to as Portfolios in this Prospectus.



     Lehman Brothers Aggregate Bond Index
     State Street Research Income
     State Street Research Diversified
     MetLife Stock Index
     Harris Oakmark Large Cap Value
     T. Rowe Price Large Cap Growth
     State Street Research Growth
     Davis Venture Value
     Putnam Large Cap Growth
     MetLife Mid Cap Stock Index
     Neuberger Berman Partners Mid Cap Value
     Janus Mid Cap
     State Street Research Aggressive Growth
     Loomis Sayles High Yield Bond
     Russell 2000(R) Index
     T. Rowe Price Small Cap Growth
     Loomis Sayles Small Cap
     State Street Research Aurora Small Cap Value
     Scudder Global Equity
     Morgan Stanley EAFE(R) Index
     Putnam International Stock



Davis Venture Value, Putnam Large Cap Growth, MetLife Mid Cap Stock Index, Loomis Sayles Small Cap and State Street Research Aurora Small Cap Value are anticipated to be available on or about July 5, 2000.


How to learn more:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2000. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page C-PPA-55 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
Investment & Income Center, 4th Floor
485E US Highway 1 South
Iselin, NJ 08830
Attention: Brian Mack
Phone: (800) 553-4459



The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



The current Metropolitan Fund and Zenith Fund Prospectuses are attached to the back of this Prospectus. You should also read these Prospectuses carefully before purchasing a Deferred Annuity or Income Annuity. This Prospectus is not valid unless attached to Metropolitan Fund and Zenith Fund
Prospectuses.




Deferred Annuities Available:

     o Non-Qualified

     o Traditional IRA

     o Roth IRA

     o Unallocated Keogh



Income Annuities Available:

     o Non-Qualified

     o Traditional IRA

     o Roth IRA

     o Unallocated Keogh

A word about investment risk:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

     o a bank deposit or obligation;

     o federally insured or guaranteed; or

     o endorsed by any bank or other financial institution.

                 [LOGO OF METROPOLITAN LIFE INSURANCE COMPANY]

                               TABLE OF CONTENTS


Important Terms You Should Know ....................................... C-PPA-4

Table of Expenses ..................................................... C-PPA-6

Accumulation Unit Values Table ........................................ C-PPA-10

MetLife ............................................................... C-PPA-15

Metropolitan Life Separate Account E .................................. C-PPA-15

Variable Annuities .................................................... C-PPA-15
     A Deferred Annuity ............................................... C-PPA-16
     An Income Annuity ................................................ C-PPA-16

Your Investment Choices ............................................... C-PPA-17

Deferred Annuities .................................................... C-PPA-19
     The Deferred Annuity and Your
       Retirement Plan ................................................ C-PPA-19
     Automated Investment Strategies .................................. C-PPA-19
     Purchase Payments ................................................ C-PPA-21
       Allocation of Purchase Payments ................................ C-PPA-21
       Automated Purchase Payments .................................... C-PPA-21
       Limits on Purchase Payments .................................... C-PPA-22
     The Value of Your Investment ..................................... C-PPA-22
     Transfers ........................................................ C-PPA-23
     Access to Your Money ............................................. C-PPA-24
       Systematic Withdrawal Program .................................. C-PPA-24
       Minimum Distribution ........................................... C-PPA-26
     Contract Fee ..................................................... C-PPA-26
     Charges .......................................................... C-PPA-26
       Insurance-Related Charge ....................................... C-PPA-26
       Investment-Related Charge ...................................... C-PPA-26
     Premium Taxes .................................................... C-PPA-27
     Early Withdrawal Charges ......................................... C-PPA-27
       When No Early Withdrawal Charge Applies ........................ C-PPA-28
       When Another Early Withdrawal Charge May Apply ................. C-PPA-30
     Free Look ........................................................ C-PPA-31
     Death Benefit .................................................... C-PPA-31
     Pay-out Options (or Income Options) .............................. C-PPA-32


                                    C-PPA-2

Income Annuities ...................................................... C-PPA-33
     Income Payment Types ............................................. C-PPA-34
     Minimum Size of Your Income Payment .............................. C-PPA-35
     The Value of Your Income Payments ................................ C-PPA-35
     Transfers ........................................................ C-PPA-36
     Contract Fee ..................................................... C-PPA-37
     Charges .......................................................... C-PPA-37
       Insurance-Related Charge ....................................... C-PPA-37
       Investment-Related Charge ...................................... C-PPA-38
     Premium Taxes .................................................... C-PPA-38
     Free Look ........................................................ C-PPA-38

General Information ................................................... C-PPA-38
     Administration ................................................... C-PPA-38
       Purchase Payments .............................................. C-PPA-38
       Confirming Transactions ........................................ C-PPA-39
       Processing Transactions ........................................ C-PPA-39
         By Telephone or Internet ..................................... C-PPA-39
         After Your Death ............................................. C-PPA-40
         Third Party Requests ......................................... C-PPA-40
       Valuation ...................................................... C-PPA-41
     Advertising Performance .......................................... C-PPA-41
     Changes to Your Deferred Annuity or
       Income Annuity ................................................. C-PPA-42
     Voting Rights .................................................... C-PPA-43
     Who Sells the Deferred Annuities and
       Income Annuities ............................................... C-PPA-44
     Financial Statements ............................................. C-PPA-44
     Your Spouse's Rights ............................................. C-PPA-44
     When We Can Cancel Your Deferred Annuity or
       Income Annuity ................................................. C-PPA-45

Income Taxes .......................................................... C-PPA-45

Table of Contents for the Statement of Additional Information ......... C-PPA-55

Appendix for Premium Tax Table ........................................ C-PPA-56



MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.


                                    C-PPA-3

                        Important Terms You Should Know

Account Balance


When you purchase a Deferred Annuity, an account is set up for you the day we receive all properly completed documents. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.



Accumulation Unit Value


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

Annuity Unit Value

With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


Assumed Investment Return (AIR)


Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


Contract


A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the participant or annuitant receive a certificate under the Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.


Contract Year


Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the contract is issued.



                                    C-PPA-4

Early Withdrawal Charge


The early withdrawal charge is the amount we deduct from your Account Balance in addition to your requested withdrawal amount if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


Investment Division


Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund or Zenith Fund.


MetLife


Metropolitan Life Insurance Company is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


MetLife Designated Office


The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.


Separate Account


A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.



Variable Annuity


An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.


You

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity or the participant or annuitant for whom money is invested under group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "you" means the trustee of the Keogh plan.


                                    C-PPA-5

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following table shows the Separate Account, Metropolitan Fund and Zenith Fund charges and expenses. The numbers in the table for the Separate Account, the Zenith Fund and for all Portfolios of the Metropoilitan Fund except the Portfolios to be introduced on or about July 5, 2000 are based on past experience. The numbers for the Portfolios to be introduced on or about July 5, 2000 are estimates for the current year. The numbers in the table are subject to change. The table is not intended to show your actual total combined expenses of the Separate Account, Metropolitan Fund and Zenith Fund which may be higher or lower. It does not show fees for the Fixed Interest Account or premium taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund and Zenith Fund charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% annual return on the investment.



Separate Account, Metropolitan Fund and Zenith Fund expenses for the fiscal year ending December 31, 1999:

Contract Owner Transaction Expenses For All Investment Divisions Currently Offered
   Sales Load Imposed on Purchases .............................................................               None
   Deferred Sales Load (as a percentage of the purchase payment funding the
    withdrawal during the accumulation period) (1) .............................................      From 0% to 7%
   Exchange Fee ................................................................................               None
   Surrender Fee ...............................................................................               None
Annual Contract Fee (2) ........................................................................               None
Separate Account Annual Expenses (as a percentage of average account value) (3)
   General Administrative Expenses Charge ......................................................               .20%
   Mortality and Expense Risk Charge ...........................................................               .75%
   Total Separate Account Annual Expenses ......................................................               .95%


Metropolitan Fund Annual Expenses (as a percentage of average net assets)


                                                                          OTHER      TOTAL         OTHER       TOTAL
                                                                         EXPENSES   EXPENSES      EXPENSES    EXPENSES
                                                                MANAGE-   BEFORE     BEFORE        AFTER        AFTER
                                                                 MENT      REIM-      REIM-        REIM-        REIM-
                                                                 FEES    BURSEMENT  BURSEMENT     BURSEMENT   BURSEMENT
-----------------------------------------------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond Index Portfolio (8) ........      .25         .15       .40         .15          .40
State Street Research Income Portfolio (4)(5) .............      .32         .06       .38         .06          .38
State Street Research Diversified Portfolio (4)(5)(6) .....      .43         .03       .46         .02          .45
MetLife Stock Index Portfolio (4) .........................      .25         .04       .29         .04          .29
Harris Oakmark Large Cap Value Portfolio (5)(6)(8) ........      .75         .40      1.15         .19          .94
T. Rowe Price Large Cap Growth Portfolio (5)(6)(8) ........      .69         .62      1.31         .24          .93
State Street Research Growth Portfolio (4)(5)(6) ..........      .47         .04       .51         .02          .49
Putnam Large Cap Growth Portfolio (11)(12) ................      .80         .59      1.39         .20         1.00
MetLife Mid Cap Stock Index Portfolio (11)(12) ............      .25         .65       .90         .20          .45
Neuberger Berman Partners Mid Cap Value Portfolio (5)(6)(8)      .70         .48      1.18         .06          .76
Janus Mid Cap Portfolio (5)(7) ............................      .67         .04       .71         .04          .71
State Street Research Aggressive Growth Portfolio (4)(5)(6)      .70         .04       .74         .02          .72


                                    C-PPA-6

Metropolitan Fund Annual Expenses
(as a percentage of avergare net asset) (continued)


                                                                          OTHER      TOTAL         OTHER       TOTAL
                                                                         EXPENSES   EXPENSES      EXPENSES    EXPENSES
                                                                MANAGE-   BEFORE     BEFORE        AFTER        AFTER
                                                                 MENT      REIM-      REIM-        REIM-        REIM-
                                                                 FEES    BURSEMENT  BURSEMENT     BURSEMENT   BURSEMENT
-----------------------------------------------------------------------------------------------------------------------
Loomis Sayles High Yield Bond Portfolio (7).................     .70        .24         .94          .24        .94
Russell 2000(R) Index Portfolio (8)(9)......................     .25        .64         .89          .30        .55
T. Rowe Price Small Cap Growth Portfolio (5)(7).............     .52        .09         .61          .09        .61
State Street Research Aurora Small Cap Value
 Portfolio (5)(11)(12)......................................     .85        .23        1.08          .20       1.05
Scudder Global Equity Portfolio (5)(7)......................     .67        .20         .87          .20        .87
Morgan Stanley EAFE(R) Index Portfolio (8)(10)..............     .30       1.47        1.77          .36        .66
Putnam International Stock Portfolio (4)(5).................     .90        .22        1.12          .22       1.12


Zenith Fund Annual Expenses
(as a percentage of average net asset)


                                                                          OTHER      TOTAL         OTHER       TOTAL
                                                                         EXPENSES   EXPENSES      EXPENSES    EXPENSES
                                                                MANAGE-   BEFORE     BEFORE        AFTER        AFTER
                                                                 MENT      REIM-      REIM-        REIM-        REIM-
                                                                 FEES    BURSEMENT  BURSEMENT     BURSEMENT   BURSEMENT
-----------------------------------------------------------------------------------------------------------------------
Davis Venture Value Series (11)(13).........................     .75        .06         .81          .06        .81
Loomis Sayles Small Cap Series (13)(14).....................     .90        .10        1.00          .10       1.00


Example


If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (15):



                                                                             1           3           5         10
                                                                           Year        Years       Years      Years
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index Division...............                $77         $87        $101        $163
State Street Research Income Division.......................                 76          87         100         161
State Street Research Diversified Division..................                 77          89         104         170
MetLife Stock Index Division................................                 75          84          95         151
Harris Oakmark Large Cap Value Division.....................                 84         111         140         245
T. Rowe Price Large Cap Growth Division.....................                 86         116         149         262
State Street Research Growth Division.......................                 78          91         106         175
Davis Venture Value Division................................                 81         100         122         208
Putnam Large Cap Growth Growth Division.....................                 83         106         133         229
MetLife Mid Cap Stock Index Division........................                 77          89         103         169
Neuberger Berman Partners Mid Cap Value Division............                 85         112         142         248
Janus Mid Cap Division......................................                 80          97         117         198
State Street Research Aggressive Growth Division............                 80          98         119         201
Loomis Sayles High Yield Bond Division......................                 82         104         129         223
Russell 2000(R) Index Division..............................                 82         103         127         218
T. Rowe Price Small Cap Growth Division.....................                 79          94         112         187
Loomis Sayles Small Cap Division............................                 83         106         133         230
State Street Research Aurora Small Cap Value Division.......                 83         108         135         234
Scudder Global Equity Division..............................                 81         102         126         215
Morgan Stanley EAFE(R) Index Division.......................                 91         130         172         308
Putnam International Stock Division.........................                 84         110         139         242


                                    C-PPA-7

If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (12)(13):



                                                                             1           3           5         10
                                                                           Year        Years       Years      Years
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index Division...............                $14         $43         $74        $163
State Street Research Income Division.......................                 14          42          73         161
State Street Research Diversified Division..................                 14          45          78         170
MetLife Stock Index Division................................                 13          40          68         151
Harris Oakmark Large Cap Value Division.....................                 22          66         114         245
T. Rowe Price Large Cap Growth Division.....................                 23          71         122         262
State Street Research Growth Division.......................                 15          46          80         175
Davis Venture Value Division................................                 18          56          96         208
Putnam Large Cap Growth Division............................                 20          62         106         229
MetLife Mid Cap Stock Index Division........................                 14          45          77         169
Neuberger Berman Partners Mid Cap Value Division............                 22          67         116         248
Janus Mid Cap Division......................................                 17          53          91         198
State Street Research Aggressive Growth Division............                 17          54          92         201
Loomis Sayles High Yield Bond Division......................                 19          60         103         223
Russell 2000(R) Index Division..............................                 19          58         100         218
T. Rowe Price Small Cap Growth Division.....................                 16          50          86         187
Loomis Sayles Small Cap Division............................                 20          62         106         230
State Street Research Aurora Small Cap Value Division.......                 21          63         109         234
Scudder Global Equity Division..............................                 19          58          99         215
Morgan Stanley EAFE(R) Index Division.......................                 28          85         146         308
Putnam International Stock Division.........................                 21          66         113         242



(1) There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. Each Contract Year you may take the greater of 10% (20% under certain Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges.

(2) A $20 annual contract fee may be imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.

(3) Pursuant to the terms of the Contract, our total Separate Account Annual Expenses will not exceed .95% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.


(4) Prior to May 16, 1993, we paid all expenses of the Metropolitan Fund (other than management fees, brokerage commissions, taxes, interest and extraordinary or nonrecurring expenses) (hereafter "Expenses"). The effect of such reimbursements is that performance results are increased.


(5) Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for the Metropolitan Fund.


(6) The Metropolitan Series Fund, Inc. directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's custodian fees. The "Other Expenses After Reimbursements" reflects this reduction. The effect of the reduction is that performance results are increased.


(7) These Portfolios began operating on March 3, 1997. We paid all Expenses in excess of .20% of the average net assets for each of these Portfolios until each Portfolio's total assets reached $100 million, or until March 2, 1999, whichever came first. MetLife ceased subsidizing such Expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity and Loomis Sayles High Yield Bond Portfolios on December 31, 1997, January 23, 1998, July 1, 1998 and March 3, 1999, respectively. All expense information for these


                                    C-PPA-8

     Portfolios reflect current expenses without any reimbursement. The effect of such reimbursements is that performance results are increased.


(8) These Portfolios began operating on November 9, 1998. We pay all Expenses in excess of .20% (.25% for the Morgan Stanley EAFE(R) Index Portfolio) of the average net assets for each of these Portfolios until each Portfolio's total assets reaches $100 million, or until November 8, 2000, whichever comes first. MetLife ceased subsidizing such Expenses for Lehman Brothers Aggregate Bond Index and Russell 2000(R) Index Portfolios on July 13, 1999 and December 5, 1999, respectively. All expense information for the Lehman Brothers Aggregate Bond Index which we ceased subsidizing reflects current expenses without any reimbursement. The "Other Expenses Before Reimbursement" for Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth and Neuberger Berman Partners Mid Cap Value Portfolios assumes no reduction of Expenses of any kind. The information for the Portfolios which we are still subsidizing reflects the effect of the anticipated reimbursement of Expenses during the entire current year. The effect of such reimbursements is that performance results are increased.


(9) MetLife ceased subsidizing expenses in excess of .20% of the average net assets of the Russell 2000(R) Index Portfolio on December 5, 1999. Beginning on February 22, 2000, MetLife began to pay all Expenses in excess of .30% of the average net assets for the Russell 2000(R) Index Portfolio until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first. The "Other Expenses Before Reimbursement" information for this Portfolio assumes no reduction of Expenses of any kind. The "Other Expenses After Reimbursement" for this Portfolio reflects Expenses as if the Expense reimbursement will be in effect for the entire current year.


(10) MetLife will pay all Expenses in excess of .25% of the average net assets for the Morgan Stanley EAFE(R) Index Portfolio until the Portfolio's assets reach $100 million, or until November 8, 2000, whichever comes first. After such date, MetLife will continue to pay all Expenses in excess of .40% of the Portfolio's average net assets until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first. The "Other Expenses Before Reimbursement" information for this Portfolio assumes no reduction of Expenses of any kind. The "Other Expenses After Reimbursement" for this Portfolio reflects our estimate of the effect of the combined reimbursement expected for the entire current year. The effect of such reimbursements is that performance results are increased.


(11) Subject to state approvals, these Portfolios will become available under the Deferred Annuities and Income Annuities on or about July 5, 2000.


(12) MetLife Mid Cap Stock Index and State Street Research Aurora Small Cap Value Portfolios will begin operating on or about July 5, 2000. Putnam Large Cap Growth Portfolio will begin operating on May 1, 2000 but will become available under the Deferred Annuities and Income Annuities on or about July 5, 2000. We will pay all Expenses in excess of .20% of the average net assets for each of these Portfolios until each Portfolio's total assets reaches $100 million, or until July 4, 2002, whichever comes first. The expense information are estimates for first year Expenses.


(13) New England Investment Management, Inc. ("NEIM")pays us for providing administrative services. You do not bear these fees. NEIM absorbs the fees payable to MetLife.


(14) NEIM pays all expenses other than brokerage costs, interest, taxes or other extraordinary expenses, in excess of 1.00% of the average net assets for this Portfolio. The Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break-point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for the Zenith Fund.


(15) These examples assume no reimbursement of Expenses were in effect. Therefore, these numbers reflect the highest amount you would pay on a $1,000 investment in each investment division based on 1999 asset levels.


(16) This example assumes no early withdrawal charges are applicable. In order to make this assumption for a pay-out option under your Deferred Annuity, we also assumed that you selected an income payment type under which you will receive payments over your lifetime or for a period of at least five full years.


                                    C-PPA-9

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

(For an accumulation unit outstanding throughout the period)

These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                              ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond Division ............. 1999        $10.12             $9.89                 61
                                                      1998         10.00(d)          10.12                 11


State Street Research Income Division ............... 1999         35.52             34.38                114
                                                      1998         32.77             35.52                161
                                                      1997         30.13             32.77                139
                                                      1996         29.36             30.13                128
                                                      1995         24.79             29.36                123
                                                      1994         25.83             24.79                125
                                                      1993         23.43             25.83                151
                                                      1992         22.12             23.43                  0
                                                      1991         19.02             22.12                  0
                                                      1990         17.91(a)          19.02                  0


    [Bar charts are included for each Division representing values by year]


                                    C-PPA-10

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                              ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

State Street Research Diversified Division .......... 1999        $39.79            $42.85                365
                                                      1998         33.57             39.79                415
                                                      1997         28.11             33.57                390
                                                      1996         24.78             28.11                371
                                                      1995         19.69             24.78                346
                                                      1994         20.51             19.69                341
                                                      1993         18.36             20.51                360
                                                      1992         16.93             18.36                 50
                                                      1991         13.68             16.93                  0
                                                      1990         14.34(a)          13.68                  0


MetLife Stock Index Division ........................ 1999         41.28             49.39                733
                                                      1998         32.50             41.28                748
                                                      1997         24.83             32.50                701
                                                      1996         20.44             24.83                629
                                                      1995         15.07             20.44                518
                                                      1994         15.04             15.07                432
                                                      1993         13.86             15.04                399
                                                      1992         13.02             13.86                 12
                                                      1991         10.13             13.02                  0
                                                      1990         10.85(a)          10.13                  0


Harris Oakmark Large Cap Value Division ............. 1999          9.72              8.96                 15
                                                      1998         10.00(d)           9.72                  2



                                    C-PPA-11

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                              ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

T. Rowe Price Large Cap Growth Division ............. 1999        $11.01            $13.33                 29
                                                      1998         10.00(d)          11.01                  3


State Street Research Growth Division ............... 1999         76.19             89.41                399
                                                      1998         60.00             76.19                445
                                                      1997         47.19             60.00                443
                                                      1996         38.99             47.19                402
                                                      1995         29.57             38.99                334
                                                      1994         30.85             29.57                296
                                                      1993         27.22             30.85                258
                                                      1992         24.63             27.22                  5
                                                      1991         18.67             24.63                  0
                                                      1990         21.66(a)          18.67                  0


Neuberger Berman Partners Mid Cap Value Division .... 1999         10.73             12.50                  8
                                                      1998         10.00(d)          10.73                  5


Janus Mid Cap Division .............................. 1999         17.29             38.18                239
                                                      1998         12.72             17.29                100
                                                      1997         10.00(b)          12.72                 54


                                    C-PPA-12

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                              ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

State Street Research Aggressive Growth Division .... 1999        $42.82            $56.52                265
                                                      1998         38.02             42.82                321
                                                      1997         35.98             38.02                340
                                                      1996         33.72             35.98                341
                                                      1995         26.29             33.72                254
                                                      1994         27.05             26.29                189
                                                      1993         22.26             27.05                163
                                                      1992         20.37             22.26                  1
                                                      1991         12.35             20.37                  0
                                                      1990         14.85(a)          12.35                  0


Loomis Sayles High Yield Bond Division .............. 1999          9.65             11.26                 35
                                                      1998         10.53              9.65                 33
                                                      1997         10.00(b)          10.53                 15


Russell 2000(R) Index Division ...................... 1999         10.53             12.81                 37
                                                      1998         10.00(d)          10.53                 16


T. Rowe Price Small Cap Growth Division ............. 1999         12.08             15.32                 75
                                                      1998         11.79             12.08                 94
                                                      1997         10.00(b)          11.79                 85



                                    C-PPA-13

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                              ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES                   YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------


Scudder Global Equity Division ...................... 1999        $12.49            $15.49                 64
                                                      1998         10.88             12.49                 88
                                                      1997         10.00(b)          10.88                 62


Morgan Stanley EAFE(R) Index Division ............... 1999         10.80             13.36                 50
                                                      1998         10.00(d)          10.80                 13


Putnam International Stock Division ................. 1999         16.43             18.96                272
                                                      1998         13.54             16.43                318
                                                      1997         13.99             13.54                324
                                                      1996         14.38             13.99                368
                                                      1995         14.40             14.38                396
                                                      1994         13.84             14.40                446
                                                      1993          9.45             13.84                339
                                                      1992         10.63              9.45                  1
                                                      1991         10.00(c)          10.63                  0


-------------------


In addition to the above mentioned Accumulation Units, there were cash reserves of $45,884,050 as of December 31, 1999, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.


(a)   Inception Date July 2, 1990.

(b)   Inception Date March 3, 1997.

(c)   Inception Date July 1, 1991.


(d)   Inception Date November 9, 1998.



                                    C-PPA-14

MetLife


Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are is a leading provider of insurance and financial services to a broad spectrum of individual and group customers. With approximately $420 billion of assets under management as of December 31, 1999, on a pro-form a basis, including the acquisition of GenAmerica Corp., MetLife provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also provides group insurance and investment products to corporations and other institutions employing over 33 million employees and members.


Metropolitan Life Separate Account E


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.



Variable Annuities


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at

                                    C-PPA-15
risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.


A Deferred Annuity

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.


The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as of pay-out options, including our guarantee of income for your lifetime, they are "annuities."


All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits by funding an IRA with an Deferred Annuities. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life and the death benefit, for acquiring the Deferred Annuity.


An Income Annuity


An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.


--------------------------------------------------------------------------------

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.


An Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

--------------------------------------------------------------------------------


                                    C-PPA-16

Your Investment Choices


The Metropolitan Fund, the Zenith Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The Metropolitan Fund and the Zenith Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The SAIs are available upon your request.


Your investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up. The following list of investment choices includes five Portfolios that, subject to state approval, we anticipate will be available on or about July 5, 2000:



Lehman Brothers Aggregate Bond Index Portfolio
State Street Research Income Portfolio
State Street Research Diversified Portfolio
MetLife Stock Index Portfolio
Harris Oakmark Large Cap Value Portfolio
T. Rowe Price Large Cap Growth Portfolio
State Street Research Growth Portfolio
Davis Venture Value Portfolio
Putnam Large Cap Growth Portfolio
MetLife Mid Cap Stock Index Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Janus Mid Cap Portfolio
State Street Research Aggressive Growth Portfolio
Loomis Sayles High Yield Bond
Portfolio Russell 2000(R) Index Portfolio
T. Rowe Price Small Cap Growth Portfolio
Loomis Sayles Small Cap Portfolio
State Street Research Aurora Small Cap Value Portfolio
Scudder Global Equity Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Putnam International Stock Portfolio

-------------------------------------------------------------------------------

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices (including those anticipated to be available July 5, 2000) in the approximate order of risk from the most conservative to the most aggressive.


The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate options.



While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

--------------------------------------------------------------------------------

                                    C-PPA-17

Subject to state approval, the Davis Venture Value, Putnam Large Cap Growth, MetLife Mid Cap Stock Index, Loomis Sayles Small Cap and State Street Research Aurora Small Cap Value Portfolios will be available on or about July 5, 2000.


Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract will indicate the investment divisions that are available to you. Your investment choices may be limited because:

o    Some of the investment divisions are not approved in your state.

o Your employer, association or other group contract holder limits the number of available investment divisions.

o    We have restricted the available investment divisions.


o For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund or the Zenith Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Zenith Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.


The Metropolitan Fund and the Zenith Fund are both a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap Portfolio, each Portfolio is "diversified" under the 1940 Act.


The Portfolios of the Metropolitan Fund pay us a monthly fee for our services as investment manager. The Zenith Fund pays New England Investment Management, Inc. ("NEIM") a monthly fee as its investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund or Zenith Fund.


In addition, the Metropolitan Fund and Zenith Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies that

                                    C-PPA-18
invest in the Metropolitan Fund or the Zenith Fund. The risks of these arrangements are also discussed in each Fund's prospectus..


Deferred Annuities


This Prospectus describes four kinds of Deferred Annuities under which you can accumulate money:

     o   Non-Qualified

     o   Traditional IRA
         (Individual Retirement
         Annuities)

     o   Roth IRAs (Roth Individual
         Retirement Annuities)

     o   Unallocated Keogh


Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:


o    Allocated (your Account Balance records are kept for you as an individual);
     or

o Unallocated (Account Balance records are kept for a plan or group as a whole).


The Deferred Annuity and Your Retirement Plan


If you participate through a retirement plan, the Deferred Annuity may provide that all or some of your rights as described in this Prospectus are subject to the plan's terms. Limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected.


Automated Investment Strategies


There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. However, the investment strategies are not available for the unallocated

                                    C-PPA-19

Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain - you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

The Equity Generator(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection.


As an added benefit of this strategy, as long as 100% of your contributions are allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any earnings.


The Equalizer(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and, your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


The Rebalancer(SM): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.


The Index Selector(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is divided among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index (available on or about July 5, 2000) investment divisions and the Fixed Interest Account. On or about July 5, 2000, the models will be revised to include the MetLife Mid Cap Stock Index Division. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the original percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

--------------------------------------------------------------------------------

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and saving goals. Also, these strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.

--------------------------------------------------------------------------------


                                    C-PPA-20

The Allocator(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum transfer of $50 is the only requirement.


The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

Purchase Payments

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.


You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

Allocation of Purchase Payments


You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.


Automated Purchase Payments


If you purchase a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your checking account and makes the purchase payment for you.


--------------------------------------------------------------------------------

You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.

--------------------------------------------------------------------------------


                                    C-PPA-21

Limits on Purchase Payments

Your ability to make purchase payments may be limited by:

// Federal tax laws.


// Our right to limit the total of your purchase payments to $500,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling you in writing at least 90 days in advance.



// Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.



// For the unallocated Keogh Deferred Annuity, a withdrawal should you leave your job.



// For certain Deferred Annuities, you may no longer make purchase payments if you retire.


// Receiving systematic termination payments (described later).

The Value of Your Investment


Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.


This is how we calculate the Accumulation Unit Value for each investment division:

// First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

// Next, we subtract the daily equivalent of our insurance-related charge
   (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

// Finally, we multiply the previous Accumulation Unit Value by this result.


                                    C-PPA-22

Examples


Calculating the Number of Accumulation Units


Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                          $500 = 50 accumulation units
                          ----
                           10


Calculating the Accumulation Unit Value



Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525.


            $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value


However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475.


             $10.00 x .95 = $9.50 is the new Accumulation Unit Value

Transfers


You can make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:


// The percentage or dollar amount of the transfer;


// The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;



// The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and


// Whether you intend to start, stop or modify an automated investment strategy by making the transfer.


Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.



Your transfer request must be completed prior to 4:00 p.m. Eastern time on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed our next business day.


--------------------------------------------------------------------------------

You may transfer money within your contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.

--------------------------------------------------------------------------------


                                    C-PPA-23

We may require you to:

// Use our forms;

// Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

// Transfer a minimum amount if the transfer is in connection with the Allocator.

Access To Your Money


You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:


// The percentage or dollar amount of the withdrawal; and


// The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.


Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our forms.


Systematic Withdrawal Program


If you have certain Non-Qualified or IRA Deferred Annuities, subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals.



If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the dollar amount you will receive based on your new Account Balance.



Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If you choose to receive a percentage of your Account Balance, we will determine the dollar amount payable on the date these payments begin. When you first elect the program, we will pay this dollar amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

--------------------------------------------------------------------------------

Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.


We will withdraw your systematic withdrawal program payments from the Fixed Interest Account or the investment divisions you select either pro rata or in the proportions you request. Each payment must be at least $50.

--------------------------------------------------------------------------------


                                    C-PPA-24

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the dollar amount that you chose or a dollar amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.


If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.


Selecting a Payment Date: Your payment date is the date we make the withdrawal. When you select or change a payment date, we must receive your request at least 10 days prior to the selected date. If we do not receive your request in time, we will make the payment a month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage, or timing of payments can be made once a year at the beginning of any Contract Year. However, we must receive your request at least 30 days in advance. If you make any of these changes we will treat your request as though you were starting a new Systematic Withdrawal Program.



Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. However, you may only restart this program once each Contract Year.


Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all Systematic Withdrawal Program payments in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of

--------------------------------------------------------------------------------
If you would like to receive your Systematic Withdrawal payment by the first of the month, you should request that the payment date be the 20th day of the month.

Your Account Balance will be reduced by the amount of your Systematic Withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

--------------------------------------------------------------------------------

                                    C-PPA-25
the date it is withdrawn from your Deferred Annuity.


Minimum Distribution


In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.


Contract Fee

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.

Charges

There are two types of charges you pay while you have money in an investment division:

// Insurance-related charge, and

// Investment-related charge.

Insurance-Related Charge


You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


Investment-Related Charge


This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses. The percentage you pay depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

--------------------------------------------------------------------------------

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every time we calculate the Accumulation Unit Value.



MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.

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                                    C-PPA-26

Premium Taxes

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.


Premium taxes, if applicable, currently range from .5% to 5.0% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


Early Withdrawal Charges


An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.


For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.


--------------------------------------------------------------------------------
You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.
--------------------------------------------------------------------------------

                                    C-PPA-27

The early withdrawal charge on purchase payments withdrawn is as follows:

                         During Purchase Payment Year
    Year          1      2     3      4      5      6      7    8 & Later
    Percentage    7%     6%    5%     4%     3%     2%     1%       0%


Early withdrawal charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.


By law, your total early withdrawal charges applied to amounts in the investment divisions will never exceed 9% of all your purchase payments in the investment divisions.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

When No Early Withdrawal Charge Applies

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

/ / On transfers you make among the investment divisions or to the Fixed Interest Account.

/ /  On withdrawals of purchase payments you made over seven years ago.

/ / If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

/ / If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.


/ / If you withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will you have to pay early withdrawal charges. For the unallocated Keogh and certain other Deferred Annuities, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.


--------------------------------------------------------------------------------
Early withdrawal charges never apply to transfers among investment divisions or transfers to the Fixed Interest Account.
--------------------------------------------------------------------------------

                                    C-PPA-28

The percentage of your Account Balance you are permitted without an early withdrawal charge is for:


     o   Unallocated Keogh Deferred Annuity, 20%.


     o Non-Qualified and IRA Deferred Annuities (depending on the contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.


/ / If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity.


/ / Except for the unallocated Keogh Deferred Annuity, if your contract provides for this, and the provision is approved in your state, on your first withdrawal to which an early withdrawal charge would otherwise apply and either you or your spouse:

     o Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     o Is diagnosed with a terminal illness and not expected to live more than a year.


/ / On Systematic Termination. For the unallocated Keogh Deferred Annuity, if the contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


                                  Contract Year
       1*            2              3             4           5
       20%          25%          33 1/3%         50%      remainder

       * Less that Contract Year's withdrawals

     Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you start at the beginning of the schedule listed above.


/ / For the unallocated Keogh Deferred Annuity, if you are disabled and you request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974, and if your plan document defines disability, then your plan's definition governs.


                                    C-PPA-29

/ /  If you retire:


     o For certain Non-Qualified Deferred Annuities, if you retire from the employer and for certain others if you retire and receive retirement benefits from your employer's qualified plan.


     o   For certain IRA Deferred Annuities, if you retire from the employer.


     o For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.


/ /  If you leave your job:


     o For certain Non-Qualified Deferred Annuities, you must either leave your job with the employer or certain others if you leave your job and you receive retirement benefits.


     o For certain IRA Deferred Annuities, if you leave your job with the employer.


     o If you are a "restricted" participant, according to the terms of the unallocated Keogh Deferred Annuity, you also must have participated for the time stated in the contract.


/ / For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.


/ / For the unallocated Keogh Deferred Annuity, if you make a direct transfer to another investment vehicle we have preapproved. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.


/ / For the unallocated Keogh Deferrred Annuity, if you suffer an unforeseen hardship.


When Another Early Withdrawal Charge May Apply


If you transferred money from certain eligible MetLife contracts into an Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


/ /  Amounts transferred before January 1, 1996:


         We credit your transfer amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:


                                    C-PPA-30

                          During Purchase Payment Year

 Year          1        2        3         4        5      6 and Beyond
 Percentage   5%       4%       3%        2%       1%           0%

/ /  Transferred amounts on or after January 1, 1996:


     o For certain contracts which we issued at least two years before the date of the transfer, we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:


                               After the Transfer

 Year          1        2        3       4        5     6 and Beyond
 Percentage   5%       4%       3%      2%       1%          0%

     o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.


/ / Alternatively, if provided for in the Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.


Free Look


You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity through the mail. Not all contracts issued are subject to free look provisions under state law. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office.


Death Benefit


One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities.


                                    C-PPA-31

If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

/ /  Your Account Balance;


/ / Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or


/ /  The total of all of your purchase payments less any partial withdrawals.


Your death benefit for the unallocated Keogh Deferred Annuity is no more than the Account Balance and is paid to the Keogh trustee.


We will only pay the death benefit when we receive both proof of death and appropriate instructions for payment.


Your beneficiary has the option to apply the death benefit (less any applicable premium taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.


Pay-out Options (or Income Options)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option. The variable pay-out option may not be available in certain states.



When considering a pay-out option, you should think about whether you want:


/ / Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

/ /  A fixed dollar payment or a variable payment;

/ /  A refund feature.


Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.


--------------------------------------------------------------------------------
The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.

Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.
--------------------------------------------------------------------------------


                                    C-PPA-32

By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity.


Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.


Income Annuities


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity, you must start receiving payments within the first year after the annuity is issued. The Income Annuity currently may not be available in certain states.


We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.


Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:


/ /  Non-Qualified

/ /  Traditional IRAs

/ /  Roth IRAs

/ /  Unallocated Keogh

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met


If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.


--------------------------------------------------------------------------------
You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.
--------------------------------------------------------------------------------

                                    C-PPA-33

Income Payment Types

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

/ / Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

/ / Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

/ / Beneficiary: the person who receives continuing payments or a lump sum if the owner dies.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select an "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:

Lifetime Income Annuity: A variable income that is paid as long as the annuitant is living.

Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

Lifetime Income Annuity with a Refund: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of the payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

Lifetime Income Annuity for Two: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

--------------------------------------------------------------------------------

Many times the Owner and the Annuitant are the same person.


When deciding how to receive income, consider:

     o The amount of income you need;

     o The amount you expect to receive from other sources;

     o The growth potential of other investments; and

     o How long you would like your income to last.
--------------------------------------------------------------------------------

                                    C-PPA-34

Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.



Lifetime Income Annuity for Two with a Refund: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.



Income Annuity for a Guaranteed Period: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.



Minimum Size of Your Income Payment



Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.


The Value of Your Income Payments


Annuity Units



Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a transfer) by any premium taxes, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"),

--------------------------------------------------------------------------------

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

--------------------------------------------------------------------------------

                                    C-PPA-35
your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated.


AIR



Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges. Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges (the net investment return). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.



The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is less than 10 days after your Contract's issue date, then the amount of your payment will be determined on your Contract's issue date.



Valuation


This is how we calculate the Annuity Unit Value for each investment division:

/ / First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;


/ / Next, we subtract the daily equivalent of your insurance-related charge
    (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;



/ / Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and


/ / Finally, we multiply the previous Annuity Unit Value by this result.

Transfers


You can make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option, you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer.


--------------------------------------------------------------------------------

The AIR is stated in your contract and may range from 3% to 6%.


Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
--------------------------------------------------------------------------------


                                    C-PPA-36

If you reside in certain states you may be limited to four options (including the Fixed Interest Option).


For us to process a transfer, you must tell us:


/ / The percentage or dollar amount of the transfer;

/ / The investment divisions (or Fixed Income Option) to which you want to transfer; and

/ / The investment divisions from which you want to transfer.

We may require that you use our forms to make transfers.


Each Fund may restrict or refuse purchases or redemption of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.



Your transfer request must be completed prior to 4:00 p.m. Eastern time on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed our next business day.


Contract Fee

There is no contract fee.

Charges

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

/ / Insurance-related charge; and

/ / Investment-related charge.

Insurance-Related Charge


You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.


General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.



We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


--------------------------------------------------------------------------------
The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.
--------------------------------------------------------------------------------


                                    C-PPA-37

Investment-Related Charge


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The percentage you pay depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

Premium Taxes

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.


Premium taxes, if applicable, currently range from .5% to 5.0% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

Free Look

You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on whether you purchased your Income Annuity through the mail. Not all contracts issued are subject to free look provisions under state law. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your properly completed refund request is received at your MetLife Designated Office.


General Information

Administration

All transactions will be processed in the manner described below.

Purchase Payments


Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. We will provide you with all necessary forms. We must have all properly completed documents to credit your initial purchase payments.



Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

--------------------------------------------------------------------------------

You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.

--------------------------------------------------------------------------------

                                    C-PPA-38

/ / On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or



/ / After 4:00 p.m. Eastern time.



In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.


Usually, your initial purchase payment is credited to you within two days of receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.


Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.


Confirming Transactions

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly.


Processing Transactions



We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We will not accept requests for transactions by facsimile. We reserve the right to refuse any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account.



By Telephone or Internet



You may request a variety of transactions and obtain information by telephone 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:



/ / Account Balance



/ / Unit Values



/ / Current rates for the Fixed Interest Account

--------------------------------------------------------------------------------

Generally, your properly completed requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office.

--------------------------------------------------------------------------------

                                    C-PPA-39

/ / Transfers

/ / Changes to investment strategies

/ / Changes in the allocation of future purchase payments.


Your transaction must be completed prior to 4:00 p.m. Eastern time on one of our business days if you want the transaction to take place on that day. Transactions will not be processed on a day when the Accumulation on Annuity Unit Value is not calculated or after 4:00 p.m. Eastern time. We will process these transactions on our next business day.



We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.



Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:



/ / any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or



/ / any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.



After Your Death



If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under an Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.



Third Party Requests



Generally, we only accept requests for transactions or information from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of

--------------------------------------------------------------------------------

Except for the unallocated Keogh Deferred Annuities, you may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.

--------------------------------------------------------------------------------


                                    C-PPA-40
other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


Valuation

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the New York Stock Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.


When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under an Deferred Annuity and transfers under an Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.


Advertising Performance


We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.


We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

Yield is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

Change in Accumulation/Annuity Unit Value is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

Average annual total return calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.


Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Deferred Annuities and Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the


--------------------------------------------------------------------------------
All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
--------------------------------------------------------------------------------


                                    C-PPA-41
historical performance of the underlying Metropolitan Fund and Zenith Fund Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


Changes to Your Deferred Annuity or Income Annuity



We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:


//   To operate the Separate Account in any form permitted by law.

// To take any action necessary to comply with or obtain and continue any exemptions under the law.

// To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.


// To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Zenith Fund or the shares of another investment company or any other investment permitted by law.



// To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.



// To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.



If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.


                                    C-PPA-42

Voting Rights


Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund or Zenith Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.


You will be entitled to give instructions regarding the votes attributable to your Non-Qualified or IRA Deferred Annuity or an Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.



There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund or Zenith Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


//   The shares for which voting instructions are received, and

//   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


                                    C-PPA-43

Who Sells the Deferred Annuities and Income Annuities


All Deferred Annuities and Income Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail.


The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%.


We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .12% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.


Financial Statements

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independant auditors, audit these financial statements.

Your Spouse's Rights


If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.


If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.


                                    C-PPA-44

When We Can Cancel Your Deferred Annuity or Income Annuity


We may not cancel your Income Annuity.



We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000 (except for the unallocated Keogh Deferred Annuity). We may only cancel the unallocated Keogh Deferred Annuity if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. We will only do so to the extent allowed by law. Certain Deferred Annuities do not contain these cancellation provisions.



If we do cancel your Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.


Income Taxes


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.



MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


General


Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as guaranteed income for life.


--------------------------------------------------------------------------------

Simply stated, Federal income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.

--------------------------------------------------------------------------------

                                    C-PPA-45

Withdrawals

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income differs depending on the type of:

/ /  annuity you purchase (e.g., Non-Qualified or IRA), and


/ /  pay-out option you elect.


We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.


If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.


Withdrawals Before Age 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                        Type of Contract
                                                 -------------------------------
                                                    Non      Trad.         Roth
                                                 Qualified    IRA   Keogh   IRA
                                                 ---------   -----  -----   ---
   In a series of substantially equal payments
   made annually (or more frequently)
   for life or life expectancy (SEPP)                 x        x     x (1)   x
   After you die                                      x        x     x       x
   After you become totally disabled (as
   defined in the Code)                               x        x     x       x
   To pay deductible medical expenses                          x     x       x
   To pay medical insurance premiums if
   you are unemployed                                          x             x
   To pay for qualified higher education
   expenses, or                                                x             x
   For qualified first time home purchases
   up to $10,000                                               x             x
   After separation from service if you are over
   age 55                                                              x
   After December 31, 1999 for IRS levies                      x       x     x
   (1) You must also be separated from service



                                    C-PPA-46

Systematic Withdrawal Program for Substantially Equal Periodic Payments (SEPP)

If you are considering using the Systematic Withdrawal Program for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor.


If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 591/2 or within five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% penalty with interest.


Non-Qualified Annuities


// Contributions to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received them from the contract.



// Your Non-Qualified contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.



// When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.



// Annuities issued after October 21, 1988 by the same insurance company (or an affliate) in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.


// In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest or, in the case of an insurance company, to deduct insurance reserves or incurred losses.


Diversification



In order for your Non-Qualified contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their contract.


--------------------------------------------------------------------------------

After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.

--------------------------------------------------------------------------------


                                    C-PPA-47

Changes to tax rules and interpretations



Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:



o Possible taxation of transfers between investment divisions.



o Possible taxation as if you were the owner of your portion of the Separate Account's assets.



o Possible limits on the number of funding options available or the frequency of transfers among them.



Purchase Payments



Although the Code does not limit the total amount of your purchase payments, your contract may have a limit.


Withdrawals

Generally, when you make a withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

//   First coming from earnings (and thus subject to income tax); and

// Then from your purchase payments (which are not subject to income tax).


Different tax rules apply to payments made pursuant to an income annuity pay-out option under your contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:



//   A non-taxable return of your purchase payments; and


//   A taxable payment of earnings.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


If you choose an income annuity payout option we generally will tell you how much of each income payment is a non-taxable return of contributions. Generally, once the total amount treated as a non-taxable return of your purchase payments equals your purchase payments (reduced by any refund or guarantee feature as required under Federal tax law), then all remaining income payments are fully taxable.


Under the Code, withdrawals from Non-Qualified annuities need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).


                                    C-PPA-48

After Death

If you die before payments under an income annuity begin, we must make payment of your entire interest in the Contract within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death.

If you die after income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

Individual Retirement Annuities

[Traditional IRAs and Roth IRAs]

General


Generally, except for Roth IRAs, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.



// Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.


// You can transfer your IRA proceeds to a similar IRA, without incurring Federal income taxes if certain conditions are satisfied.

Traditional IRA Annuities

Purchase Payments


Generally:


// Purchase payments to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or $2,000 per year. A $2,000 purchase payment can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.



//   Purchase payments in excess of this amount may be subject to a penalty tax.



//   Purchase payments are generally permitted up to age 701/2.


// These age and dollar limits do not apply to tax-free rollovers or transfers.


// If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).


--------------------------------------------------------------------------------
If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.

Your total annual contributions to all your Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal" IRAs.

In some cases, your purchase payments may be tax deductible.
--------------------------------------------------------------------------------


                                    C-PPA-49

Withdrawals


Withdrawals are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is determined based on a ratio of all non-deductible purchase payments to the total values of all your IRAs.


We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Minimum Distribution Requirements


Generally, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.


A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.

After Death


Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin income payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.


If your spouse is your beneficiary, and, if your contract permits, your spouse may delay the start of income payments until December 31 of the year in which the decedent would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

Roth IRA Annuities

General


Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.



Purchase Payments



Roth IRA purchase payments are non-deductible and are limited to the lesser of 100% of compensation or $2,000 per year. You may contribute up to the annual contribution limit in 2000 if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:



--------------------------------------------------------------------------------
You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

If your spouse is your beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.
--------------------------------------------------------------------------------

                                    C-PPA-50

                  Status                           Income
                ----------                      -----------
                Individual                   $95,000--$110,000
          Married filing jointly             $150,000--$160,000
         Married filing separately              $0--$10,000


o Annual purchase payment limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.


o    You can contribute to a Roth IRA after age 70 1/2.


o If you exceed the purchase payment limits, you may be subject to a tax penalty.


o If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

Withdrawals


Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:



/ /  The withdrawal is:



o    At least five taxable years after your first purchase payment to a Roth
     IRA, and



/ /  The withdrawal is made:


o    When you reach age 59 1/2;

o    Upon your death or disability; or

o    For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.


In addition, if you withdraw money converted in 1998, 1999 or 2000 which received the special four year income inclusion treatment discussed later, the withdrawal will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion.


--------------------------------------------------------------------------------
Annual contributions to your IRAs, including Roth IRAs, may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal" IRAs.
--------------------------------------------------------------------------------


                                    C-PPA-51

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)


/ / The first money withdrawn is any annual (non-conversion/rollover) purchase payments to the Roth IRA. These are received tax and penalty free.


/ / The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

/ / The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

/ / We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount withheld is determined by the Code.

Conversion

You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert.


Except to the extent you have non-deductible IRA purchase payments, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.) For conversions that occurred in 1998, you could have elected to include the taxable amount in income over a four year period beginning in 1998.



If you mistakenly convert or otherwise wish to change your Roth IRA purchase payment to a Traditional IRA purchase payment, the tax law now allows you to reverse your conversion provided you do so before you file your tax return for the year of the purchase payment and if certain conditions are met.


Unless you elect otherwise, the amount converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

After Death

Generally, when you die we must make payment of your entire interest within five years after the year of your death or begin income payments


                                    C-PPA-52
under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.

Keogh Annuities

General

Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans.


Purchase Payments



Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.



Under some circumstances, "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.



There are annual purchase payment limits for your Keogh annuities. Purchase payments in excess of these limits may result in adverse tax consequences.


Withdrawals

If certain requirements are met, you may be able to transfer amounts in your contract to another eligible retirement plan or IRA.

Withdrawals and income payment are included in income except for the portion that represents a return of non-deductible purchase payments.

Minimum Distribution Requirements

Generally, you must begin receiving withdrawals from your contract by April 1 of the calendar year following the later of:

/ /  The year you turn age 70 1/2 or

/ / Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.

Mandatory 20% Withholding

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your "eligible rollover distribution" to a traditional IRA or another eligible retirement plan.


                                    C-PPA-53

Generally, an "eligible rollover distribution" is any taxable amount you receive from your contract. However, it does not include taxable distributions that are:

//   A series of substantially equal payments made at least annually for:

     o   Your life or life expectancy

     o   Both you and your beneficiary's lives or life expectancies

     o   A specified period of 10 years or more


//   To satisfy minimum distribution requirements



//   Certain withdrawals on account of financial hardship



Other exceptions to the definition of "eligible rollover distributions" may exist.


For taxable withdrawals that are not "eligible rollover distributions" the Code requires different withholding rules which are determined at the time of payment. You may elect out of these withholding requirements.

After Death

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract within the five years after the year of your death or begin payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your contract permits, your spouse may delay the start of income payments until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.


                                    C-PPA-54

                       Table of Contents for the Statement
                           of Additional Information

                                                                         Page

Cover Page ............................................................    1

Table of Contents .....................................................    1

Independent Auditors ..................................................    2

Services ..............................................................    2

Distribution of Certificates and Interests in the
      Deferred Annuities and Income Annuities .........................    2

Early Withdrawal Charge ...............................................    2

Experience Factor .....................................................    2

Variable Income Payments ..............................................    2

Investment Management Fees ............................................    5

Performance Data and Advertisement of
      the Separate Account ............................................    6

Voting Rights .........................................................    8

ERISA .................................................................    9

Taxes .................................................................   10

Performance Data ......................................................   24

Financial Statements of the Separate Account ..........................   35

Financial Statements of MetLife .......................................   61


                                    C-PPA-55

Appendix

Premium Tax Table


If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.



                                                          Unallocated
                                        IRA Deferred      Keogh                Non-Qualified
                                        and Income        Deferred and         Deferred and
                                        Annuities (1)     Income Annuities     Income Annuities
California ..........................       0.5%                0.5%                2.35%
Maine ...............................        --                  --                 2.0%
Nevada ..............................        --                  --                 3.5%
Puerto Rico .........................       1.0%                1.0%                1.0%
South Dakota ........................        --                  --                 1.25%
U.S. Virgin Islands .................       5.0%                5.0%                5.0%
West Virginia .......................       1.0%                1.0%                1.0%
Wyoming .............................        --                  --                 1.0%


-----------------

(1) Premium tax rates applicable to IRA Deferred and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of ss.408(a) of the Code are included under the column headed "IRA Deferred and Income Annuities."



(2) With respect to Deferred and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting requirements of ss. 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.




        PEANUTS(C) United Feature Syndicate, Inc.
    (C) 2000 Metropolitan Life Insurance Company




                                    C-PPA-56

                           Request For a Statement of
                    Additional Information/Change of Address

If you would like any of the following Statements of Additional
Information, or have changed your address, please check the appropriate box below and return to the address below.


o Metropolitan Life Separate Account E, Metropolitan Series Fund Inc. and New England Zenith Fund


o    I have changed my address. My current address is:

                                          Name_________________________________
     _____________________________
         (Contract Number)

                                        Address_________________________________

     ______________________________            _________________________________
            (Signature)                                                      zip



Metropolitan Life Insurance Company
Attn: Brian Mack
Investment & Income Center, 4th Floor
485 E US Highway 1 South
Iselin, NJ 08830



                                    C-PPA-57

                                                                  Bulk Rate
                                                              U.S. Postage Paid
                                                                  Rutland, VT
                                                                  Permit 220





MetLife (R)
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914
Address Service Requested


                                    C-PPA-58

PROSPECTUS
--------------------------------------------------------------------------------
METLIFE'S FINANCIAL FREEDOM ACCOUNT
MAY 1, 2000


[Front cover]

Corporate Snoopy on winding country lane which trails off into hills in distance with large sun above.

MetLife(Registered)


98112RC9 (exp0501) MLIC-LD

                                                                     May 1, 2000



Financial Freedom Account Variable Annuity Contracts
Issued by Metropolitan Life Insurance Company


This Prospectus describes group Financial Freedom contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities"). This Prospectus also describes Enhanced Preference Plus Account Deferred Annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus Account Income Annuities ("Enhanced Income Annuities").


--------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Financial Freedom Deferred Annuity or Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), two portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), two series of the New England Zenith Fund ("Zenith Fund") and portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II ("Fidelity VIP and VIP II Funds"). For convenience, both the portfolios and the series are referred to as Portfolios in this Prospectus.



Fidelity Money Market
Lehman Brothers Aggregate Bond Index
State Street Research Income
Fidelity Investment Grade Bond
State Street Research Diversified
Fidelity Asset Manager
Calvert Social Balanced
MetLife Stock Index
Fidelity Equity-Income
Harris Oakmark Large Cap Value
T. Rowe Price Large Cap Growth
State Street Research Growth
Fidelity Growth
Davis Venture Value
Putnam Large Cap Growth
MetLife Mid Cap Stock Index
Neuberger Berman Partners Mid Cap Value
Janus Mid Cap
Calvert Social Mid Cap Growth
State Street Research Aggressive Growth
Loomis Sayles High Yield Bond
Russell 2000(R) Index
T. Rowe Price Small Cap Growth
Loomis Sayles Small Cap
State Street Research Aurora Small Cap Value
Scudder Global Equity
Morgan Stanley EAFE(R) Index
Putnam International Stock (formerly
Santander International Stock)
Fidelity Overseas



Davis Venture Value, Putnam Large Cap Growth, MetLife Mid Cap Stock Index, Loomis Sayles Small Cap and State Street Research Aurora Small Cap Value are anticipated to be available on or about July 5, 2000.


How to learn more:


Before investing, read this Prospectus. The Prospectus contains information about the Financial Freedom Deferred Annuities, Financial Freedom Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2000. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-77 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
Investment & Income Center, 4th Floor
485E US Highway 1 South
Iselin, NJ  08830
Attention: Brian Mack
Phone: (800) 553-4459



The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



The current Metropolitan Fund and Zenith Fund prospectuses, and, if applicable, the Calvert Fund and Fidelity VIP and Fidelity VIP II Funds prospectuses are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Financial Freedom Deferred Annuity or Financial Freedom Income Annuity. This Prospectus is not valid unless attached to Metropolitan Fund, Zenith Fund, Calvert Fund and Fidelity VIP and Fidelity VIP II Funds prospectuses, as applicable.



--------------------------------------------------------------------------------

Financial Freedom Deferred Annuities Available:

     o    TSA

     o    403(a)

     o    Non-Qualified (for certain deferred arrangements and plans)


Financial Freedom Income Annuities Available:

     o    TSA

     o    403(a)

     o    Non-Qualified (for certain deferred arrangements and plans)

A word about investment risk:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

     o    a bank deposit or obligation;

     o    federally insured or guaranteed; or

     o    endorsed by any bank or other financial institution.

--------------------------------------------------------------------------------

                                   MetLife(R)

PROSPECTUS
--------------------------------------------------------------------------------
METLIFE'S ENHANCED PREFERENCE PLUS(REGISTERED) ACCOUNT
MAY 1, 2000


[Front cover]

Corporate Snoopy on winding country lane which trails off into hills in distance with large sun above.

Metlife(Registered)
98112RC9(exp05901) MLIC-LD

                                                                     May 1, 2000

Enhanced Preference Plus(R) Account Variable Annuity
Contracts Issued by Metropolitan Life Insurance
Company


This Prospectus describes group Enhanced Preference Plus contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). This Prospectus also describes Financial Freedom Account Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").



You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Enhanced Deferred Annuity or Enhanced Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), two series of the New England Zenith Fund ("Zenith Fund"), two portfolios of the Calvert Variable Series, Inc. ("Calvert Fund") and portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II ("Fidelity VIP and VIP II Funds"). For convenience, both the portfolios and the series are referred to as Portfolios in this Prospectus.



  Lehman Brothers Aggregate Bond Index
  State Street Research Income
  Fidelity Investment Grade Bond
  State Street Research Diversified
  Fidelity Asset Manager
  Calvert Social Balanced
  MetLife Stock Index
  Fidelity Equity-Income
  Harris Oakmark Large Cap Value
  T. Rowe Price Large Cap Growth
  State Street Research Growth
  Fidelity Growth
  Davis Venture Value
  Putnam Large Cap Growth
  MetLife Mid Cap Stock Index



  Neuberger Berman Partners Mid Cap Value
  Janus Mid Cap
  Calvert Social Mid Cap Growth
  State Street Research Aggressive Growth
  Loomis Sayles High Yield Bond
  Russell 2000(R) Index
  T. Rowe Price Small Cap Growth
  Loomis Sayles Small Cap
  State Street Research Aurora Small Cap Value
  Scudder Global Equity
  Morgan Stanley EAFE(R) Index
  Putnam International Stock (formerly
  Santander International Stock)
  Fidelity Overseas



Davis Venture Value, Putnam Large Cap Growth, MetLife Mid Cap Stock Index, Loomis Sayles Small Cap and State Street Research Aurora Small Cap Value are anticipated to be available on or about July 5, 2000.


How to learn more:


Before investing, read this Prospectus. The Prospectus contains information about the Enhanced Deferred Annuities, Enhanced Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2000. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-77 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
Investment & Income Center, 4th Floor
485E US Highway 1 South
Iselin, NJ  08830
Attention: Brian Mack
Phone: (800) 553-4459



The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



The current Metropolitan Fund and Zenith Fund prospectuses, and, if applicable, the Calvert Fund and Fidelity VIP and VIP II Funds prospectuses are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Enhanced Deferred Annuity or Enhanced Income Annuity. This Prospectus is not valid unless attached to Metropolitan Fund, Zenith Fund, Calvert Fund and Fidelity VIP and VIP II Funds Prospectuses, as applicable.


                                    MetLife

Enhanced Deferred Annuities Available:

     o TSA

     o 403(a)

     o PEDC

     o Traditional IRA

     o Non-Qualified

     o Non-Qualified (for certain deferred arrangements or plans)

Enhanced Income Annuities Available:

     o TSA

     o 403(a)

     o PEDC

     o Traditional IRA

     o Non-Qualified

     o Non-Qualified (for certain deferred arrangements or plans)

A word about investment risk:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

     o a bank deposit or obligation;

     o federally insured or guaranteed; or

     o endorsed by any bank or other financial institution.

TABLE OF CONTENTS


Important Terms You Should Know                                       FFA-4

Table of Expenses                                                     FFA-7

Accumulation Unit Values Table                                        FFA-16

MetLife                                                               FFA-30

Metropolitan Life Separate Account E                                  FFA-30

Variable Annuities                                                    FFA-31
     A Deferred Annuity                                               FFA-31
     An Income Annuity                                                FFA-31

Your Investment Choices                                               FFA-32

Deferred Annuities                                                    FFA-34
     The Deferred Annuity and Your Retirement Plan                    FFA-35
     Automated Investment Strategies                                  FFA-35
     Purchase Payments                                                FFA-37
       Allocation of Purchase Payments                                FFA-37
       Limits on Purchase Payments                                    FFA-37
     The Value of Your Investment                                     FFA-38
     Transfers                                                        FFA-39
     Access to Your Money                                             FFA-39
       Systematic Withdrawal Program for
         Enhanced TSA and IRA Deferred Annuities                      FFA-40
       Minimum Distribution                                           FFA-41
     Contract Fee                                                     FFA-41
     Charges                                                          FFA-42
       Insurance-Related Charge                                       FFA-42
       Investment-Related Charge                                      FFA-42
     Premium Taxes                                                    FFA-43
     Early Withdrawal Charges                                         FFA-43
       When No Early Withdrawal Charge Applies                        FFA-44
       When Another Early Withdrawal Charge May Apply                 FFA-46
     Free Look                                                        FFA-47
     Death Benefit                                                    FFA-47
     Pay-out Options (or Income Options)                              FFA-48



FFA-2

Income Annuities                                                      FFA-49
     Income Payment Types                                             FFA-50
     Allocation                                                       FFA-52
     Minimum Size of Your Income Payment                              FFA-52
     The Value of Your Income Payments                                FFA-52
     Transfers                                                        FFA-53
     Contract Fee                                                     FFA-53
     Charges                                                          FFA-53
       Insurance-Related Charge                                       FFA-54
       Investment-Related Charge                                      FFA-54
     Premium Taxes                                                    FFA-54
     Free Look                                                        FFA-54

General Information                                                   FFA-55
     Administration                                                   FFA-55
       Purchase Payments                                              FFA-55
       Confirming Transactions                                        FFA-55
       Processing Transactions                                        FFA-56
          By Telephone or Internet                                    FFA-56
          After Your Death                                            FFA-57
          Third Party Requests                                        FFA-57
       Valuation                                                      FFA-57
     Advertising Performance                                          FFA-58
     Changes to Your Deferred Annuity or Income Annuity               FFA-59
     Voting Rights                                                    FFA-59
     Who Sells the Deferred Annuities and Income Annuities            FFA-60
     Financial Statements                                             FFA-61
     Your Spouse's Rights                                             FFA-61
     When We Can Cancel Your Deferred Annuity
          or Income Annuity                                           FFA-62

Income Taxes                                                          FFA-63

Table of Contents for the Statement of
Additional Information                                                FFA-77

Appendix for Premium Tax Table                                        FFA-78

Appendix II for Texas Optional Retirement Program                     FFA-79



MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.


                                                                           FFA-3

Important Terms You Should Know

Account Balance


When you purchase a Deferred Annuity, an account is set up for you the day we receive all properly completed documents. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.


Accumulation Unit Value


With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


Annuity Unit Value


With an Income Annuity or variable pay-out option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


Assumed Investment Return (AIR)


Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


Contract


A contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.


                                     FFA-4

Contract Year


Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months the Deferred Annuity is issued.


Deferred Annuity

This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.

Early Withdrawal Charge

The early withdrawal charge is the amount we deduct from your Account Balance in addition to your requested withdrawal amount if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

Income Annuity

This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.

Investment Division


Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Zenith Fund, Calvert Fund, Fidelity VIP or VIP II Funds.


MetLife

Metropolitan Life Insurance Company is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

MetLife Designated Office

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.


                                     FFA-5

Separate Account

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


Variable Annuity


An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for amounts allocated to the investment divisions in a variable annuity.

You


In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us, for PEDC, ss.451 deferred fee arrangements, ss.451 deferred compensation plans, ss.457(f) deferred compensation plans, ss.457(e)(11) severance and death benefit plans and ss.415(m) qualified governmental excess benefit arrangements, "you" means such trustee or employer.


                                     FFA-6

TABLE OF EXPENSES-ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME
ANNUITIES


The following table shows the Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund and Fidelity VIP and VIP II Funds charges and expenses. The numbers in the table for the Separate Account, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds and for all Portfolios of the Metropolitan Fund except the Portfolios to be introduced on or about July 5, 2000 are based on past experience. The numbers for the Portfolios to be introduced on or about July 5, 2000 are estimates for the current year. The numbers in this table are subject to change. The table is not intended to show your actual total combined expenses which may be higher or lower. It does not show fees for the Fixed Interest Account or premium taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund and Fidelity VIP and VIP II Funds charges and expenses on a hypothetical investment of $1,000 and an assumed 5% annual return on the investment.


Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund and Fidelity VIP and VIP II Funds expenses for the fiscal year ending December 31, 1999:


Contract Owner Transaction Expenses For All Investment Divisions Currently
Offered



     Sales Load Imposed on Purchases ...............................................                       None
     Deferred Sales Load (as a percentage of the purchase payment funding the
           withdrawal during the accumulation period)(1)............................               From 0% to 7%
     Exchange Fee...................................................................                       None
     Surrender Fee..................................................................                       None
 Annual Contract Fee (2)............................................................                       None
 Separate Account Annual Expenses  (as a percentage of average account value) (3)...
     General Administrative Expenses Charge.........................................                        .20%
     Mortality and Expense Risk Charge..............................................                        .75%
     Total Separate Account Annual Expenses.........................................                        .95%

 Metropolitan Fund Annual Expenses (as a percentage of average net assets)



                                                                           OTHER          TOTAL        OTHER         TOTAL
                                                                          EXPENSES       EXPENSES     EXPENSES      EXPENSES
                                                              MANAGEMENT   BEFORE         BEFORE        AFTER         AFTER
                                                                FEES    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index Portfolio (8)               .25         .15           .40          .15            .40
State Street Research Income Portfolio (4)(5)                    .32         .06           .38          .06            .38
State Street Research Diversified Portfolio (4)(5)(6)            .43         .03           .46          .02            .45
MetLife Stock Index Portfolio (4)                                .25         .04           .29          .04            .29
Harris Oakmark Large Cap Value Portfolio (5)(6)(8)               .75         .40          1.15          .19            .94
T. Rowe Price Large Cap Growth Portfolio (5)(6)(8)               .69         .62          1.31          .24            .93
State Street Research Growth Portfolio (4)(5)(6)                 .47         .04           .51          .02            .49
Putnam Large Cap Growth Portfolio (11)(12)                       .80         .59          1.39          .20           1.00
MetLife Mid Cap Stock Index Portfolio (11)(12)                   .25         .65           .90          .20            .45
Neuberger Berman Partners Mid Cap Value Portfolio (5)(6)(8)      .70         .48          1.18          .06            .76
Janus Mid Cap Portfolio (5)(7)                                   .67         .04           .71          .04            .71
State Street Research Aggressive Growth Portfolio (4)(5)(6)      .70         .04           .74          .02            .72
Loomis Sayles High Yield Bond Portfolio (7)                      .70         .24           .94          .24            .94


                                     FFA-7

TABLE OF EXPENSES-ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES (CONTINUED)




                                                                       OTHER          TOTAL        OTHER         TOTAL
                                                                      EXPENSES       EXPENSES     EXPENSES      EXPENSES
Metropolitan Fund Annual Expenses                        MANAGEMENT    BEFORE         BEFORE        AFTER         AFTER
(as a percentage of average net assets) (continued)         FEES    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)Index Portfolio (8)(9)...............        .25          .64            .89         .30           .55
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth Portfolio (5)(7).....        .52          .09            .61         .09           .61
State Street Research Aurora Small Cap Value
  Portfolio (5)(11)(12).............................        .85          .23           1.08         .20          1.05
Scudder Global Equity Portfolio (5)(7)..............        .67          .20            .87         .20           .87
Morgan Stanley EAFE(R) Index Portfolio (8)(10)......        .30         1.47           1.77         .36           .66
Putnam International Stock Portfolio (4)(5).........        .90          .22           1.12         .22          1.12
                                                                                                  --------      -------

                                                                       OTHER          TOTAL        OTHER         TOTAL
                                                                      EXPENSES       EXPENSES     EXPENSES      EXPENSES
Zenith Fund Annual Expenses                              MANAGEMENT    BEFORE         BEFORE        AFTER         AFTER
(as a percentage of average net assets)                     FEES    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
Davis Venture Value Series (11)(13)...................      .75          .06            .81         .06            .81
Loomis Sayles Small Cap Series (11)(13)(14)...........      .90          .10           1.00         .10           1.00
                                                                                                  --------      -------

                                                                       OTHER          TOTAL        OTHER         TOTAL
                                                                      EXPENSES       EXPENSES     EXPENSES      EXPENSES
Calvert Fund Annual Expenses                              MANAGEMENT    BEFORE         BEFORE        AFTER         AFTER
(as a percentage of average net assets)                      FEES    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (15)................      .70          .19            .89         .16           .86
Calvert Social Mid Cap Growth Portfolio (15)..........      .90          .21           1.11         .12          1.02
                                                                                                  --------      -------

                                                                      OTHER          TOTAL        OTHER         TOTAL
                                                                     EXPENSES       EXPENSES     EXPENSES      EXPENSES
Fidelity VIP and VIP II Funds Annual Expenses           MANAGEMENT    BEFORE         BEFORE        AFTER         AFTER
(as a percentage of average net assets) (16)               FEES    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Investment Grade Bond Portfolio.......      .43          .11            .54         .11         .54
Fidelity VIP II Asset Manager Portfolio (17)..........      .53          .10            .63         .09         .62
Fidelity VIP Equity-Income Portfolio (17).............      .48          .09            .57         .08         .56
Fidelity VIP Growth Portfolio (17)....................      .58          .08            .66         .07         .65
Fidelity VIP Overseas Portfolio (17)..................      .73          .18            .91         .14         .87
                                                                                                 --------      -------


Example


If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (18):



                                                                                 1           3           5         10
                                                                               Year        Years       Years      Years
---------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index Division                               $  69       $  82       $  97      $  163
---------------------------------------------------------------------------------------------------------------------------
   State Street Research Income Division............................            69          81          96         161
   Fidelity VIP II Investment Grade Bond Division...................            71          86         105         179
   State Street Research Diversified Division.......................            70          84         101         170
   Fidelity VIP II Asset Manager Division...........................            72          89         110         189
   Calvert Social Balanced Division.................................            74          97         123         217
   MetLife Stock Index Division.....................................            68          78          91         151
   Fidelity VIP Equity-Income Division..............................            71          87         106         182
   Harris Oakmark Large Cap Value Division..........................            77         106         137         245
   T. Rowe Price Large Cap Growth Division..........................            79         111         145         262
   State Street Research Growth Division............................            70          85         103         175



                                     FFA-8

TABLE OF EXPENSES-ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES (CONTINUED)




   Fidelity VIP Growth Division...............................              $   72      $   90     $   111      $  192
   Davis Venture Value Division...............................                  74          95         119         208
   Putnam Large Cap Growth Division...........................                  76         101         129         229
   MetLife Mid Cap Stock Index Division.......................                  70          83         100         169
   Neuberger Berman Partners Mid Cap Value Division...........                  77         107         139         248
   Janus Mid Cap Division.....................................                  73          92         114         198
   Calvert Social Mid Cap Growth Division.....................                  77         104         135         241
   State Street Research Aggressive Growth Division...........                  73          93         115         201
   Loomis Sayles High Yield Bond Division.....................                  75          99         126         223
   Russell 2000(R) Index Division.............................                  74          97         123         218
   T. Rowe Price Small Cap Growth Division....................                  72          89         109         187
   Loomis Sayles Small Cap Division...........................                  76         101         129         230
   State Street Research Aurora Small Cap Value Division......                  76         102         132         234
   Scudder Global Equity Division.............................                  74          97         122         215
   Morgan Stanley EAFE(R) Index Division......................                  84         125         169         308
   Putnam International Stock Division........................                  77         105         136         242
   Fidelity VIP Overseas Division.............................                  75          98         124         220




   If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets
   (18)(19):





                                                                                 1           3           5         10
                                                                               Year        Years       Years      Years
---------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index Division                              $ 14        $ 43       $  74      $  163
   State Street Research Income Division                                        14          42          73         161
   Fidelity VIP II Investment Grade Bond Division                               15          47          82         179
   State Street Research Diversified Division                                   14          45          78         170
   Fidelity VIP II Asset Manager Division                                       16          50          87         189
   Calvert Social Balanced Division                                             19          58         100         217
   MetLife Stock Index Division                                                 13          40          68         151
   Fidelity VIP Equity-Income Division                                          16          48          83         182
   Harris Oakmark Large Cap Value Division                                      22          66         114         245
   T. Rowe Price Large Cap Growth Division                                      23          71         122         262
   State Street Research Growth Division                                        15          46          80         175
   Fidelity VIP Growth Division                                                 17          51          88         192
   Davis Venture Value Division                                                 18          56          96         208
   Putnam Large Cap Growth Division                                             20          62         106         229
   MetLife Mid Cap Stock Index Division                                         14          45          77         169
   Neuberger Berman Partners Mid Cap Value Division                             22          67         116         248
   Janus Mid Cap Division                                                       17          53          91         198



                                     FFA-9

TABLE OF EXPENSES-ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES (CONTINUED)





   Calvert Social Mid Cap Growth Division                                     $ 21        $ 65       $ 112      $  241
   State Street Research Aggressive Growth Division                             17          54          92         201
   Loomis Sayles High Yield Bond Division                                       19          60         103         223
   Russell 2000(R) Index Division                                               19          58         100         218
   T. Rowe Price Small Cap Growth Division                                      16          50          86         187
   Loomis Sayles Small Cap Division                                             20          62         106         230
   State Street Research Aurora Small Cap Value Division                        21          63         109         234
   Scudder Global Equity Division                                               19          58          99         215
   Morgan Stanley EAFE(R) Index Division                                        28          85         146         308
   Putnam International Stock Division                                          21          66         113         242
   Fidelity VIP Overseas Division                                               19          59         101         220


                                     FFA-10

TABLE OF EXPENSES - FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES





The following table shows the Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund and Fidelity VIP and VIP II Funds charges and expenses. The numbers in the table for the Separate Account, Zenith Fund, Calvert Fund, Fidelity VIP and VIP II Funds and for all Portfolios of the Metropolitan Fund except the Portfolios to be introduced on or about July 5, 2000 are based on past experience. The numbers for the Portfolios to be introduced on or about July 5, 2000 are estimates for the current year. The numbers in this table are subject to change. The table is not intended to show your actual total combined expenses which may be higher or lower. It does not show fees for the Fixed Interest Account or premium taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund and Fidelity VIP and VIP II Funds charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% annual return on the investment.




Separate Account, Metropolitan Fund, Zenith Fund, Calvert Fund and Fidelity VIP and VIP II Funds expenses for the fiscal year ending December 31, 1999:

Contract Owner Transaction Expenses For All Investment Divisions Currently
Offered

     Sales Load Imposed on Purchases ...............................................                       None
     Deferred Sales Load (as a percentage of the purchase payment funding the
           withdrawal during the accumulation period)...............................                       None
     Exchange Fee...................................................................                       None
     Surrender Fee..................................................................                       None
 Annual Contract Fee (2)............................................................                       None
 Separate Account Annual Expenses  (as a percentage of average account value) (3)...
     General Administrative Expenses Charge.........................................                        .20%
     Mortality and Expense Risk Charge..............................................                        .75%
     Total Separate Account Annual Expenses.........................................                        .95%

 Metropolitan Fund Annual Expenses (as a percentage of average net assets)



                                                                           OTHER          TOTAL        OTHER         TOTAL
                                                                          EXPENSES       EXPENSES     EXPENSES      EXPENSES
                                                              MANAGEMENT   BEFORE         BEFORE        AFTER         AFTER
                                                                FEES    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index Portfolio (8).........      .25         .15           .40          .15            .40
State Street Research Income Portfolio (4)(5)..............      .32         .06           .38          .06            .38
State Street Research Diversified Portfolio (4)(5)(6)......      .43         .03           .46          .02            .45
MetLife Stock Index Portfolio (4)..........................      .25         .04           .29          .04            .29
Harris Oakmark Large Cap Value Portfolio (5)(6)(8).........      .75         .40          1.15          .19            .94
T. Rowe Price Large Cap Growth Portfolio (5)(6)(8).........      .69         .62          1.31          .24            .93
State Street Research Growth Portfolio (4)(5)(6)...........      .47         .04           .51          .02            .49
Putnam Large Cap Growth Portfolio (11)(12).................      .80         .59          1.39          .20           1.00
MetLife Mid Cap Stock Index Portfolio (11)(12).............      .25         .65           .90          .20            .45
Neuberger Berman Partners Mid Cap Value Portfolio (5)(6)(8)      .70         .48          1.18          .06            .76
Janus Mid Cap Portfolio (5)(7).............................      .67         .04           .71          .04            .71
State Street Research Aggressive Growth Portfolio (4)(5)(6)      .70         .04           .74          .02            .72



                                     FFA-11

TABLE OF EXPENSES-FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME
ANNUITIES (CONTINUED)




                                                                       OTHER          TOTAL        OTHER         TOTAL
                                                                      EXPENSES       EXPENSES     EXPENSES      EXPENSES
Metropolitan Fund Annual Expenses                        MANAGEMENT    BEFORE         BEFORE        AFTER         AFTER
(as a percentage of average net assets) (continued)         FEES    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
Loomis Sayles High Yield Bond Portfolio (7).........        .70          .24            .94         .24           .94
Russell 2000(R)Index Portfolio (8)(9)...............        .25          .64            .89         .30           .55
T. Rowe Price Small Cap Growth Portfolio (5)(7).....        .52          .09            .61         .09           .61
State Street Research Aurora Small Cap Value
  Portfolio (5)(11)(12).............................        .85          .23           1.08         .20          1.05
Scudder Global Equity Portfolio (5)(7)..............        .67          .20            .87         .20           .87
Morgan Stanley EAFE(R) Index Portfolio (8)(10)......        .30         1.47           1.77         .36           .66
Putnam International Stock Portfolio (4)(5).........        .90          .22           1.12         .22          1.12
                                                                                                  --------      -------

                                                                       OTHER          TOTAL        OTHER         TOTAL
                                                                      EXPENSES       EXPENSES     EXPENSES      EXPENSES
Zenith Fund Annual Expenses                              MANAGEMENT    BEFORE         BEFORE        AFTER         AFTER
(as a percentage of average net assets)                     FEES    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
Davis Venture Value Series (11)(13)...................      .75          .06            .81         .06            .81
Loomis Sayles Small Cap Series (11)(13)(14)...........      .90          .10           1.00         .10           1.00
                                                                                                  --------      -------

                                                                       OTHER          TOTAL        OTHER         TOTAL
                                                                      EXPENSES       EXPENSES     EXPENSES      EXPENSES
Calvert Fund Annual Expenses                              MANAGEMENT    BEFORE         BEFORE        AFTER         AFTER
(as a percentage of average net assets)                      FEES    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (15)................      .70          .19            .89         .16           .86
Calvert Social Mid Cap Growth Portfolio (15)..........      .90          .21           1.11         .12          1.02
                                                                                                  --------      -------

                                                                      OTHER          TOTAL        OTHER         TOTAL
                                                                     EXPENSES       EXPENSES     EXPENSES      EXPENSES
Fidelity VIP and VIP II Funds Annual Expenses           MANAGEMENT    BEFORE         BEFORE        AFTER         AFTER
(as a percentage of average net assets) (16)               FEES    REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
 Fidelity VIP Money Market Portfolio.................       .18           .09          .27          .09         .27
 Fidelity VIP II Investment Grade Bond Portfolio.....       .43           .11          .54          .11         .54
 Fidelity VIP II Asset Manager Portfolio (17)........       .53           .10          .63          .09         .62
 Fidelity VIP Equity-Income Portfolio (17)...........       .48           .09          .57          .08         .56
 Fidelity VIP Growth Portfolio (17)..................       .58           .08          .66          .07         .65
 Fidelity VIP Overseas Portfolio (17)................       .73           .18          .91          .14         .87
                                                                                                  --------      -------


Example

If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (18):


                                                                                 1           3           5         10
                                                                               Year        Years       Years      Years
---------------------------------------------------------------------------------------------------------------------------
   Fidelity Money Market Division.............................              $   13      $   39      $   67     $   148
   Lehman Brothers Aggregate Bond Index Division..............                  14          43          74         163
   State Street Research Income Division......................                  14          42          73         161
   Fidelity VIP II Investment Grade Bond Division.............                  15          47          82         179
   State Street Research Diversified Division.................                  14          45          78         170
   Fidelity VIP II Asset Manager Division.....................                  16          50          87         189


                                     FFA-12

TABLE OF EXPENSES-FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME
ANNUITIES (CONTINUED)



                                                                               1            3           5          10
                                                                              Year        Years       Years       Years
---------------------------------------------------------------------------------------------------------------------------
   Calvert Social Balanced Division..............................              $19         $58        $100        $217
   MetLife Stock Index Division..................................               13          40          68         151
   Fidelity VIP Equity-Income Division...........................               16          48          83         182
   Harris Oakmark Large Cap Value Division.......................               22          66         114         245
   T. Rowe Price Large Cap Growth Division.......................               23          71         122         262
   State Street Research Growth Division.........................               15          46          80         175
   Fidelity VIP Growth Division..................................               17          51          88         192
   Davis Venture Value Division..................................               18          56          96         208
   Putnam Large Cap Growth Division..............................               20          62         106         229
   MetLife Mid Cap Stock Index Division..........................               14          45          77         169
   Neuberger Berman Partners Mid Cap Value Division..............               22          67         116         248
   Janus Mid Cap Division........................................               17          53          91         198
   Calvert Social Mid Cap Growth Division........................               21          65         112         241
   State Street Research Aggressive Growth Division..............               17          54          92         201
   Loomis Sayles High Yield Bond Division........................               19          60         103         223
   Russell 2000(R) Index Division................................               19          58         100         218
   T. Rowe Price Small Cap Growth Division.......................               16          50          86         187
   Loomis Sayles Small Cap Division..............................               20          62         106         230
   State Street Research Aurora Small Cap Value Division.........               21          63         109         234
   Scudder Global Equity Division................................               19          58          99         215
   Morgan Stanley EAFE(R) Index Division.........................               28          85         146         308
   Putnam International Stock Division...........................               21          66         113         242
   Fidelity Overseas Division....................................               19          59         101         220

If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (18)(19):





                                                                               1            3           5          10
                                                                              Year        Years       Years       Years
---------------------------------------------------------------------------------------------------------------------------
Fidelity Money Market Division.........................................       $ 13         $ 39        $ 67      $ 148
Lehman Brothers Aggregate Bond Index Division..........................         14           43          74        163
State Street Research Income Division..................................         14           42          73        161
Fidelity VIP II Investment Grade Bond Division.........................         15           47          82        179
State Street Research Diversified Division.............................         14           45          78        170
Fidelity VIP II Asset Manager Division.................................         16           50          87        189
Calvert Social Balanced Division.......................................         19           58         100        217
MetLife Stock Index Division...........................................         13           40          68        151
Fidelity VIP Equity-Income Division....................................         16           48          83        182
Harris Oakmark Large Cap Value Division................................         22           66         114        245
T. Rowe Price Large Cap Growth Division................................         23           71         122        262



                                     FFA-13

TABLE OF EXPENSES-FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME
ANNUITIES (CONTINUED)




State Street Research Growth Division..................................       $ 15         $ 46       $  80      $ 175
Fidelity VIP Growth Division...........................................         17           51          88        192
Davis Venture Value Division...........................................         18           56          96        208
Putman Large Cap Growth Division.......................................         20           62         106        229
MetLife Mid Cap Stock Index Division...................................         14           45          77        169
Neuberger Berman Partners Mid Cap Value Division.......................         22           67         116        248
Janus Mid Cap Division.................................................         17           53          91        198
Calvert Social Mid Cap Growth Division.................................         21           65         112        241
State Street Research Aggressive Growth Division.......................         17           54          92        201
Loomis Sayles High Yield Bond Division.................................         19           60         103        223
Russell 2000(R) Index Division.........................................         19           58         100        218
T. Rowe Price Small Cap Growth Division................................         16           50          86        187
Loomis Sayles Small Cap Division.......................................         20           62         106        230
State Street Research Aurora Small Cap Value Division..................         21           63         109        234
Scudder Global Equity Division.........................................         19           58          99        215
Morgan Stanley EAFE(R) Index Division..................................         28           85         146        308
Putman International Stock Division....................................         21           66         113        242
Fidelity Overseas Division.............................................         19           59         101        220




     1 There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. Each Contract Year you may take the greater of 20% (10% for certain Enhanced Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges. There are no early withdrawal charges applied to the Enhanced Non-Qualified Deferred Annuities for ss.457(f) deferred compensation plans, ss.451 deferred fee arrangements, ss.451 deferred compensation plans and ss.457(e)(11) severance and death benefit plans.
     2 A $20 annual contract fee may be imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.
     3 Pursuant to the terms of the contract, our total Separate Account Annual Expenses will not exceed .95% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.
     4 Prior to May 16, 1993, we paid all expenses of the Metropolitan Fund (other than management fees, brokerage commissions, taxes, interest and extraordinary or nonrecurring expenses) (hereafter "Expenses"). The effect of such reimbursements is that performance results are increased.
     5 Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for the Metropolitan Fund.
     6 The Metropolitan Series Fund, Inc. directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's custodian fees. The "Other Expenses After Reimbursements" reflect this reduction. The effect of the reduction is that performance results are increased.
     7 These Portfolios began operating on March 3, 1997. We paid all Expenses in excess of .20% of the average net assets for each of these Portfolios until each Portfolio's total assets reached $100 million, or until March 2, 1999, whichever came first. MetLife ceased subsidizing such Expenses for the Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity and Loomis Sayles High Yield Bond Portfolios on December 31, 1997, January 23, 1998, July 1, 1998 and March 31, 1999, respectively. All expense information for these Portfolios reflect current expenses without any reimbursement. The effect of such reimbursements is that performance results are increased.
     8 These Portfolios began operating on November 9, 1998. We pay all Expenses in excess of .20% (.25% for the Morgan Stanley EAFE(R) Index Portfolio) of the average net assets for each of the Portfolios until each Portfolio's total assets reach $100 million, or until November 8, 2000, whichever comes first. MetLife ceased subsidizing such Expenses for Lehman Brothers Aggregates Bond Index and Russell 2000(R) Index Portfolios on July 13, 1999 and December 5, 1999, respectively. All expense information for the Lehman Brothers Aggregate Bond Index which we ceased subsidizing reflects current expenses without any reimbursement. The "Other Expenses Before Reimbursement" for Harris Oakmark Large Cap Value, T. Rowe Price Large Cap Growth and Neuberger Berman Partners Midcap Value Portfolios assumes no reduction of Expenses of any Kind. The information for the Portfolios which we are still subsidizing reflects the effect of the anticipated reimbursement of Expenses during the current year. The effect of such reimbursements is that performance


                                     FFA-14

TABLE OF EXPENSES-FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME
ANNUITIES (CONTINUED)



          results are increased.
     9 MetLife ceased subsidizing expenses in excess of .20% of the average net assets of the Russell 2000(R) Index Portfolio on December 5, 1999. Beginning on February 22, 2000, MetLife began to pay all Expenses in excess of .30% of the average net assets for the Russell 2000(R) Index Portfolio until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first. The "Other Expenses Before Reimbursement" for this Portfolio reflects Expenses as if the Expense reimbursement will be in effect for the entire current year.
     10 MetLife will pay all Expenses in excess of .25% of the average net assets for the Morgan Stanley EAFE(R) Index Portfolio until the Portfolio's assets reach $100 million, or until November 8, 2000, whichever comes first. After such date, MetLife will continue to pay all Expenses in excess of .40% of the Portfolio's average net assets until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first. The "Other Expenses Before Reimbursement" information for this Portfolio assumes no reduction of Expenses of any kind. The "Other Expenses After Reimbursement" for this Portfolio reflects our estimate of the effect of the combined reimbursement expected for the current year. The effect of all such reimbursements is that performance results are increased.
     11 Subject to state approval, these Portfolios will become available under the Deferred Annuities and Income Annuities on or about July 5, 2000.
     12 MetLife Mid Cap Stock Index and State Street Research Aurora Small Cap Value Portfolios will begin operating on or about July 5, 2000. Putnam Large Cap Growth Portfolio will begin operating on May 1, 2000 but will become available under the Deferred Annuities and Income Annuities on or about July 5, 2000. We will pay all Expenses in excess of .20% of the average net assets for each of these Portfolios until each Portfolio's total assets reaches $100 million, or until July 4, 2002, whichever comes first. The expense information are estimates for first year Expenses.
     13 New England Investment Management Inc. ("NEIM") pays us for providing administrative services. You do not bear these fees. NEIM absorbs the fees payable to MetLife.
     14 NEIM pays all Expenses in excess of 1.00% of the average net assets for this Portfolio. The Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break-point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for the Zenith Fund.
     15 The Portfolios have an offset arrangement with their custodian bank whereby the custodians and transfer agent's fees may be paid indirectly by credits earned on the Portfolios' cash to reduce the Portfolios' expenses.
     16 The Fidelity VIP and VIP II Funds each have a Distribution and Service Plan to help pay distribution costs (commonly known as a Rule 12b-1 plan). These plans prevent the Fidelity VIP and VIP II Funds Portfolios from paying any such costs. Rather, Fidelity & Management Research Company ("FMR") may use its management fee or other assets to pay expenses for selling shares of the Fidelity VIP and VIP II Funds Portfolios, including expenses of third parties. FMR or Fidelity Distributors Corp. pays MetLife for providing certain distribution and shareholder services. Fidelity Investments Institutional Operations Company, Inc. also pays MetLife for providing administrative services. You are not responsible for these fees. FMR and its affiliates absorb the fees paid to MetLife.
     17 Some of the brokerage commissions received have been used to pay the Portfolios' expenses. This has the effect of reducing the Portfolios' expenses. Also, the Portfolios' custodian and transfer agent may use interest earned on uninvested cash to reduce the Portfolios' expenses. The expense information has been restated to reflect current expenses as if they had been in effect during the entire prior year.
     18 These examples assume reimbursement of Expenses were in effect. Therefore, these numbers reflect the highest amount you would pay on a $1,000 investment in each investment division based on 1999 asset levels.
     19 This example assumes no early withdrawal charges are applicable. In order to make this assumption for a pay-out option under your Deferred Annuity, we also assumed that you selected an income payment type under which you will receive payments over your lifetime or for a period of at least five full years.


                                     FFA-15

ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES

(For an accumulation unit outstanding throughout the period)

          These tables and bar charts show fluctuations in the Accumulation Unit Values for Enhanced Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
[Bar charts are included for each Division                  BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
representing values by year]                                  ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES (a)      YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Fidelity Money Market Division (e) .................. 1999        $12.62            $13.86                  0
                                                      1998         12.24             12.62                  0
                                                      1997         11.85             12.24                  0
                                                      1996         11.46             11.85                  0
                                                      1995         11.02             11.46                  0
                                                      1994         10.72             11.02                 12
                                                      1993         10.50             10.72                657
                                                      1992         10.33             10.50                  0


Lehman Brothers Aggregate Bond Division ............. 1999         10.12              9.89                 99
                                                      1998         10.00(h)          10.12                  0


State Street Research Income Division ............... 1999         35.52             34.38                393
                                                      1998         32.77             35.52                387
                                                      1997         30.13             32.77                314
                                                      1996         29.36             30.13                272
                                                      1995         24.79             29.36                213
                                                      1994         25.83             24.79                155
                                                      1993         23.43             25.83                111
                                                      1992         22.12             23.43                 51
                                                      1991         19.02             22.12                  3
                                                      1990         17.91(b)          19.02                  0


                                     FFA-16

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                              ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES          YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Fidelity Investment Grade Bond Division ............. 1999        $16.84            $16.51                356
                                                      1998         15.62             16.84                339
                                                      1997         14.46             15.62                235
                                                      1996         14.15             14.46                165
                                                      1995         12.17             14.15                 89
                                                      1994         12.77             12.17                 24
                                                      1993         11.62             12.77                  7
                                                      1992         10.99(d)          11.62                  1


State Street Research Diversified Division .......... 1999         39.79             42.85                902
                                                      1998         33.57             39.79                710
                                                      1997         28.11             33.57                515
                                                      1996         24.78             28.11                365
                                                      1995         19.69             24.78                333
                                                      1994         20.51             19.69                241
                                                      1993         18.36             20.51                125
                                                      1992         16.93             18.36                 28
                                                      1991         13.68             16.93                  3
                                                      1990         14.34(b)          13.68                  0


Fidelity Asset Manager Division .....................  1999        23.87             26.27              1,475
                                                       1998        20.94             23.87              1,439
                                                       1997        17.52             20.94              1,346
                                                       1996        15.44             17.52              1,118
                                                       1995        13.32             15.44              1,066
                                                       1994        14.32             13.32                728
                                                       1993        11.94             14.32                292
                                                       1992        11.23(d)          11.94                 81

                                     FFA-17

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                              ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES          YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Calvert Social Balanced Division .................... 1999        $23.40            $26.02                286
                                                      1998         20.32             23.40                250
                                                      1997         17.08             20.32                225
                                                      1996         15.31             17.08                179
                                                      1995         11.91             15.31                129
                                                      1994         12.43             11.91                 90
                                                      1993         11.62             12.43                 66
                                                      1992         10.90             11.62                 27
                                                      1991         10.00(c)          10.90                  2


MetLife Stock Index Division ........................ 1999         41.28             49.39              3,697
                                                      1998         32.50             41.28              3,077
                                                      1997         24.83             32.50              2,504
                                                      1996         20.44             24.83              1,648
                                                      1995         15.07             20.44              1,062
                                                      1994         15.04             15.07                631
                                                      1993         13.86             15.04                507
                                                      1992         13.02             13.86                260
                                                      1991         10.13             13.02                  0
                                                      1990         10.85(b)          10.13                  0


Fidelity Equity-Income Division ..................... 1999         33.67             35.46              2,717
                                                      1998         30.45             33.67              2,790
                                                      1997         23.99             30.45              2,476
                                                      1996         21.19             23.99              1,775
                                                      1995         15.84             21.19              1,200
                                                      1994         15.02             15.84                513
                                                      1993         12.83             15.02                195
                                                      1992         11.75(d)          12.83                 27


                                     FFA-18

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                              ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES          YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Harris Oakmark Large Cap Value Division ............. 1999         $9.72             $8.96                 54
                                                      1998         10.00(h)           9.72                  0


T. Rowe Price Large Cap Growth Division ............. 1999         11.01             13.33                 71
                                                      1998         10.00(h)          11.01                  0


State Street Research Growth Division ............... 1999         76.19             89.41                892
                                                      1998         60.00             76.19                803
                                                      1997         47.19             60.00                656
                                                      1996         38.99             47.19                436
                                                      1995         29.57             38.99                324
                                                      1994         30.85             29.57                197
                                                      1993         27.22             30.85                123
                                                      1992         24.63             27.22                 47
                                                      1991         18.67             24.63                  7
                                                      1990         21.66(b)          18.67                  0


Fidelity Growth Division ............................ 1999         40.49             55.12              2,921
                                                      1998         29.30             40.49              2,484
                                                      1997         23.95             29.30              2,249
                                                      1996         21.08             23.95              1,757
                                                      1995         15.72             21.08              1,218
                                                      1994         15.87             15.72                641
                                                      1993         13.43             15.87                290
                                                      1992         12.05(d)          13.43                 93


                                     FFA-19

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                              ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES          YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Neuberger Berman Partners Mid Cap Value Division .... 1999        $10.73            $12.50                 61
                                                      1998         10.00(h)          10.73                  0


Janus Mid Cap Division .............................. 1999         17.29             38.18              1,964
                                                      1998         12.72             17.29                523
                                                      1997         10.00(f)          12.72                167


Calvert Social Mid Cap Growth Division .............. 1999         26.46             28.04                143
                                                      1998         20.58             26.46                127
                                                      1997         16.81             20.58                 80
                                                      1996         15.80             16.81                 57
                                                      1995         11.43             15.80                 18
                                                      1994         12.81             11.43                  2
                                                      1993         12.03             12.81                  1
                                                      1992         10.78(d)          12.03                  0


State Street Research Aggressive Growth Division .... 1999         42.82             56.52              1,462
                                                      1998         38.02             42.82              1,533
                                                      1997         35.98             38.02              1,572
                                                      1996         33.72             35.98              1,396
                                                      1995         26.29             33.72                997
                                                      1994         27.05             26.29                625
                                                      1993         22.26             27.05                358
                                                      1992         20.37             22.26                134
                                                      1991         12.35             20.37                  7
                                                      1990         14.85(b)          12.35                  0


                                     FFA-20

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                              ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES          YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Loomis Sayles High Yield Bond Division .............. 1999         $9.65            $11.26                148
                                                      1998         10.53              9.65                 89
                                                      1997         10.00(f)          10.53                 49


Russell 2000(R) Index Division ...................... 1999         10.53             12.81                130
                                                      1998         10.00(h)          10.53                  0


T. Rowe Price Small Cap Growth Division ............. 1999         12.08             15.32                663
                                                      1998         11.79             12.08                657
                                                      1997         10.00(f)          11.79                279


Scudder Global Equity Division ...................... 1999         12.49             15.49                361
                                                      1998         10.88             12.49                256
                                                      1997         10.00(f)          10.88                120


Morgan Stanley EAFE(R) Index Division ............... 1999         10.80             13.36                 80
                                                      1998         10.00(h)          10.80                  0



                                     FFA-21

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                              ACCUMULATION      ACCUMULATION      UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES          YEAR      UNIT VALUE        UNIT VALUE        (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Putnam International Stock Division ................. 1999        $16.43           $18.96                 818
                                                      1998         13.54            16.43                 837
                                                      1997         13.99            13.54                 853
                                                      1996         14.38            13.99                 868
                                                      1995         14.40            14.38                 814
                                                      1994         13.84            14.40                 558
                                                      1993          9.45            13.84                 191
                                                      1992         10.63             9.45                  50
                                                      1991         10.00(g)         10.63                   4


Fidelity Overseas Division .......................... 1999         19.85             28.04                724
                                                      1998         17.77             19.85                656
                                                      1997         16.08             17.77                647
                                                      1996         14.34             16.08                397
                                                      1995         13.20             14.34                197
                                                      1994         13.10             13.20                 93
                                                      1993          9.63             13.10                 27
                                                      1992         11.22(d)           9.63                  4



------------------
In addition to the above mentioned Accumulation Units, there were cash reserves of $45,884,050 as of December 31, 1999, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.

(a) Not all investment divisions are offered under the various Enhanced Deferred Annuities.

(b)   Inception Date July 2, 1990.

(c)   Inception Date May 1, 1991.

(d)   Inception Date May 1, 1992.

(e)   No longer offered under the Enhanced Deferred Annuities

(f)   Inception Date March 3, 1997.

(g) Inception Date July 1, 1991. Sales commenced for Non-Qualified Enhanced Deferred Annuities for ss. 457(f) deferred compensation plans, ss. 451 deferred fee arrangements, ss. 451 deferred compensation plans and ss. 451(e)(11) severance and death benefit plans in 1991.

(h)   Inception Date November 9, 1998.


                                     FFA-22

FINANCIAL FREEDOM DEFERRED ANNUITIES

(For an accumulation unit outstanding throughout the period)

     These tables and bar charts show fluctuations in the Accumulation Unit Values for Financial Freedom Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements, or other reports (such as the annual report).


---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                               ACCUMULATION      ACCUMULATION     UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                  YEAR      UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Fidelity Money Market Division ...................... 1999        $12.62            $13.86                761
                                                      1998         12.24             12.62                148
                                                      1997         11.85             12.24                 81
                                                      1996         11.46             11.85                101
                                                      1995         11.02             11.46                 41
                                                      1994         10.72             11.02                 26
                                                      1993         10.50             10.72                 19
                                                      1992         10.22             10.50                 12
                                                      1991         10.00(b)          10.22              1,146


Lehman Brothers Aggregate Bond Division ............. 1999         10.12              9.89                  3
                                                      1998         10.00(e)          10.12                  0


State Street Research Income Division ............... 1999         35.52             34.38                 20
                                                      1998         32.77             35.52                 24
                                                      1997         30.13             32.77                  5
                                                      1996         29.36(a)          30.13                  0



                                     FFA-23

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                               ACCUMULATION      ACCUMULATION     UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                  YEAR      UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Fidelity Investment Grade Bond Division ............. 1999        $16.84            $16.51                218
                                                      1998         15.62             16.84                218
                                                      1997         14.46             15.62                170
                                                      1996         14.15             14.46                133
                                                      1995         12.17             14.15                115
                                                      1994         12.77             12.17                 72
                                                      1993         11.62             12.77                 46
                                                      1992         11.00             11.62                 25
                                                      1991         10.00(b)          11.00                  2


State Street Research Diversified Division........... 1999         39.79             42.85                 59
                                                      1998         33.57             39.79                 48
                                                      1997         28.11             33.57                 20
                                                      1996         24.78(a)          28.11                  0


Fidelity Asset Manager Division ..................... 1999         23.87             26.27                812
                                                      1998         20.94             23.87                815
                                                      1997         17.52             20.94                816
                                                      1996         15.44             17.52                742
                                                      1995         13.32             15.44                600
                                                      1994         14.32             13.32                511
                                                      1993         11.94             14.32                309
                                                      1992         10.78             11.94                111
                                                      1991         10.00(b)          10.78                 12

                                     FFA-24

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                               ACCUMULATION      ACCUMULATION     UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                  YEAR      UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Calvert Social Balanced Division .................... 1999        $23.44            $26.06                222
                                                      1998         20.35             23.44                183
                                                      1997         17.11             20.35                162
                                                      1996         15.34             17.11                120
                                                      1995         11.93             15.34                 82
                                                      1994         12.45             11.93                 56
                                                      1993         11.63             12.45                 35
                                                      1992         10.91             11.63                 22
                                                      1991         10.00(b)          10.91                  0


MetLife Stock Index Division ........................ 1999         35.21             42.13              1,245
                                                      1998         27.72             35.21                942
                                                      1997         21.18             27.72                799
                                                      1996         17.43             21.18                514
                                                      1995         12.86             17.43                310
                                                      1994         12.83             12.86                226
                                                      1993         11.82             12.83                150
                                                      1992         11.11             11.82              1,999
                                                      1991         10.00(b)          11.11              2,181


Fidelity Equity-Income Division ..................... 1999         33.67             35.46              1,036
                                                      1998         30.45             33.67                963
                                                      1997         23.99             30.45                906
                                                      1996         21.19             23.99                659
                                                      1995         15.84             21.19                445
                                                      1994         15.02             15.84                270
                                                      1993         12.83             15.02                165
                                                      1992         11.07             12.83                 66
                                                      1991         10.00(b)          11.07                  4


Harris Oakmark Large Cap Value Division ............. 1999          9.72              8.96                  6
                                                      1998         10.00(e)           9.72                  0




                                     FFA-25

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                               ACCUMULATION      ACCUMULATION     UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                  YEAR      UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

T. Rowe Price Large Cap Growth Division ............. 1999        $11.01            $13.33                 16
                                                      1998         10.00(e)          11.01                  0


State Street Research Growth Division ............... 1999         76.19             89.41                 65
                                                      1998         60.00             76.19                 56
                                                      1997         47.19             60.00                 32
                                                      1996         38.99(a)          47.19                  0


Fidelity Growth Division ............................ 1999         40.49             55.12              1,554
                                                      1998         29.30             40.49              1,363
                                                      1997         23.95             29.30              1,317
                                                      1996         21.08             23.95              1,058
                                                      1995         15.72             21.08                762
                                                      1994         15.87             15.72                508
                                                      1993         13.43             15.87                317
                                                      1992         12.40             13.43                136
                                                      1991         10.00(b)          12.40                 30


Neuberger Berman Partners Mid Cap Value Division .... 1999         10.73             12.50                 10
                                                      1998         10.00(e)          10.73                  0




                                     FFA-26

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                               ACCUMULATION      ACCUMULATION     UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                  YEAR      UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Janus Mid Cap Division .............................. 1999        $17.29            $38.18                450
                                                      1998         12.72             17.29                140
                                                      1997         10.00(d)          12.72                 52


Calvert Social Mid Cap Growth Division .............. 1999         26.46             28.04                145
                                                      1998         20.58             26.46                133
                                                      1997         16.81             20.58                118
                                                      1996         15.80             16.81                108
                                                      1995         11.43             15.80                 62
                                                      1994         12.81             11.43                 44
                                                      1993         12.03             12.81                 29
                                                      1992         10.67             12.03                 16
                                                      1991         10.00(b)          10.67                  0


State Street Research Aggressive Growth Division .... 1999         42.82             56.52                 24
                                                      1998         38.02             42.82                 22
                                                      1997         35.98             38.02                 14
                                                      1996         33.72(a)          35.98                  3


Loomis Sayles High Yield Bond Division .............. 1999          9.65             11.26                 50
                                                      1998         10.53              9.65                 37
                                                      1997         10.00(d)          10.53                  8


Russell 2000(R) Index Division ...................... 1999         10.53             12.81                 30
                                                      1998         10.00(e)          10.53                  0


                                     FFA-27

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                               ACCUMULATION      ACCUMULATION     UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                  YEAR      UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division ............. 1999        $12.08            $15.32                317
                                                      1998         11.79             12.08                242
                                                      1997         10.00(d)          11.79                108


Scudder Global Equity Division ...................... 1999         12.49             15.49                178
                                                      1998         10.88             12.49                146
                                                      1997         10.00(d)          10.88                 56


Morgan Stanley EAFE(R) Index Division ............... 1999         10.80             13.36                 11
                                                      1998         10.00(e)          10.80                  0


Putnam International Stock Division ................. 1999         16.43             18.96                 24
                                                      1998         13.54             16.43                 22
                                                      1997         13.99             13.54                 10
                                                      1996         14.38(a)          13.99                  0


                                     FFA-28

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------

                                                                                                      NUMBER OF
                                                            BEGINNING OF YEAR    END OF YEAR        ACCUMULATION
                                                               ACCUMULATION      ACCUMULATION     UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                  YEAR      UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

Fidelity Overseas Division .......................... 1999        $19.85            $28.04                513
                                                      1998         17.77             19.85                486
                                                      1997         16.08             17.77                508
                                                      1996         14.34             16.08                365
                                                      1995         13.20             14.34                259
                                                      1994         13.10             13.20                197
                                                      1993          9.63             13.10                 98
                                                      1992         10.89              9.63                 24
                                                      1991         10.00(b)          10.89                  4

------------------
In addition to the above mentioned Accumulation Units, there were cash reserves of $45,884,050 as of December 31, 1999, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.

(a)   Inception Date May 1, 1996.

(b)   Inception Date July 1, 1991.

(c)   Inception Date May 1, 1991.

(d)   Inception Date March 3, 1997.

(e)   Inception Date November 9, 1998.


                                     FFA-29

MetLife

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are is a leading provider of insurance and financial services to a broad spectrum of individual and group customers. With approximately $420 billion of assets under management as of December 31, 1999, on a pro-forma basis, including the acquisition of Gen America Corp., MetLife provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also provides group insurance and investment products to corporations and other institutions employing over 33 million employees and members.


Metropolitan Life
Separate Account E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.


                                     FFA-30

Variable Annuities


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name.

--------------------------------------------------------------------------------

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

--------------------------------------------------------------------------------


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the Fixed Income Option. Under the "Fixed Income Option," we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.


A Deferred Annuity

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

--------------------------------------------------------------------------------

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

--------------------------------------------------------------------------------

The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, the Deferred Annuities are "annuities."

All TSA, PEDC, 403(a) and IRA arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits by funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferrral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.


An Income Annuity

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime; others guarantee an income


                                     FFA-31
stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.


Your Investment Choices


The Metropolitan Fund, the Zenith Fund, the Calvert Fund and Fidelity VIP and VIP II Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The Metropolitan Fund and Zenith Fund prospectuses are attached at the end of this Prospectus. If any of the Calvert Fund or Fidelity VIP and VIP II Funds' Portfolios are available to you, then you will also receive their prospectuses as appropriate. You should read these prospectuses carefully before making purchase payments to the investment divisions. The SAI for each fund is available upon your request.



Your investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.



The following list of investment choices includes five Portfolios that, subject to state approval, we anticipate will be available on or about July 5, 2000.

--------------------------------------------------------------------------------

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.



The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices (including those anticipated to be available July 5, 2000) in the approximate order of risk from the most conservative to the most aggressive.



The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate options.

--------------------------------------------------------------------------------


Fidelity Money Market Portfolio
Lehman Brothers Aggregate Bond Index Portfolio
State Street Research Income Portfolio
Fidelity Investment Grade Bond Portfolio
State Street Research Diversified Portfolio
Fidelity Asset Manager Portfolio
Calvert Social Balanced Portfolio
MetLife Stock Index Portfolio
Fidelity Equity-Income Portfolio
Harris Oakmark Large Cap Value Portfolio
T. Rowe Price Large Cap Growth Portfolio
State Street Research Growth Portfolio
Fidelity Growth Portfolio
Davis Venture Value Portfolio
Putnam Large Cap Growth Portfolio
MetLife Mid Cap Stock Index Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio


                                     FFA-32

Janus Mid Cap Portfolio
Calvert Social Mid Cap Growth Portfolio
State Street Research Aggressive Growth Portfolio
Loomis Sayles High Yield Bond Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Small Cap Growth Portfolio
Loomis Sayles Small Cap Portfolio
State Street Research Aurora Small Cap Value Portfolio
Scudder Global Equity Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Putnam International Stock Portfolio
Fidelity Overseas Portfolio



Subject to state approval, the Davis Venture Value, Putnam Large Cap Growth, MetLife Mid Cap Stock Index, Loomis Sayles Small Cap and State Street Research Aurora Small Cap Value Portfolios will be available on or about July 5, 2000.


Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract will indicate the investment divisions that are available to you. Your investment choices may be limited because:

o    Some of the investment divisions are not approved in your state.

o Your employer, association or other group contract holder limits the number of available investment divisions.

o    We have restricted the available investment divisions.

o For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are either part of the Metropolitan Fund, Zenith Fund, Calvert Fund or Fidelity VIP and VIP II Funds, invest in stocks, bonds and other investments. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. Dividends generally are reflected in an increase in the Accumulation or Annuity Unit Value. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and Zenith Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund and Fidelity VIP and VIP II Funds Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.



The Metropolitan Fund, Zenith Fund, Calvert Fund and Fidelity VIP and VIP II Funds are "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series"


                                     FFA-33
fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap, Calvert Social Balanced and Calvert Social Mid Cap Growth Portfolios, each Portfolio is "diversified" under the 1940 Act.



The Portfolios of the Metropolitan Fund pay us a monthly fee for our services as investment manager. The Zenith Fund pays New England Investment Management, Inc. ("NEIM") a monthly fee as its investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee as its investment manager. Similarly, the Portfolios of the Fidelity VIP and VIP II Funds pay Fidelity Management & Research Company a monthly fee as its investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described, as applicable, in the Metropolitan Fund, Zenith Fund, the Calvert Fund and Fidelity VIP and VIP II Funds prospectuses and SAIs.



In addition, the Metropolitan Fund and Zenith Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund or the Zenith Fund. The Calvert Fund and the Fidelity VIP and VIP II Funds prospectuses each discuss different separate accounts of the various insurance companies that invest in each fund's portfolios. The risks of these arrangements are also discussed in each fund's prospectus.


Deferred Annuities

This Prospectus describes many kinds of Deferred Annuities under which you can accumulate money:

--------------------------------------------------------------------------------
These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity.
--------------------------------------------------------------------------------

Financial Freedom Account:

o TSA (Tax Sheltered
  Annuity)
o 403(a)
  (Qualified
  annuity plans under
  ss.403(a))
o Non-Qualified
  (for certain
  deferred arrange-
  ments
  and plans)

Enhanced Preference
Plus Account:

o TSA (Tax Sheltered
  Annuity)
o 403(a) (Qualified
  annuity plans
  under ss.403(a))
o PEDC (Public
  Employee Deferred
  Compensation)
o Traditional IRA
  (Individual
  Retirement
  Annuities)
o Non-Qualified
o Non-Qualified
  (for certain
  deferred arrange-
  ments
  and plans)


                                     FFA-34

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include ss.457(f) deferred compensation plans, ss.451 deferred fee arrangements, ss.451 deferred compensation plans, ss.457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, ss.415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for ss.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer ss.457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

o Allocated (your Account Balance records are kept for you as an individual); or

o Unallocated (Account Balance records are kept for a plan or group as a whole).


The Deferred Annuity and Your Retirement Plan


If you participate through a retirement plan, the Deferred Annuity may provide that all or some of your rights as described in this Prospectus are subject to the plan's terms. Limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.


The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix IIfor specific information which applies to you.


Automated Investment Strategies

There are five automated investment strategies available to you for Enhanced Deferred Annuities. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies, if available to you, are without any additional charges. As with any investment program, no strategy can guarantee a gain - you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

The Equity Generator(sm): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection.

--------------------------------------------------------------------------------

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and saving goals.

--------------------------------------------------------------------------------


                                     FFA-35

As an added benefit of this strategy, as long as 100% of your contributions are allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any of your earnings.



The Equalizer(sm): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the values of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.



The Rebalancer(sm): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.



The Index Selectors(sm): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is divided among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index (available on or about July 5, 2000) investment divisions and the Fixed Interest Account. On or about July 5, 2000 the models will be revised to include the MetLife Mid Cap Stock Index Division. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the original percentage by transferring amounts among the investment divisions and the Fixed Interest Account.


In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.


The Allocator(sm): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum transfer of $50 is the only requirement.


The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.


                                     FFA-36

Purchase Payments There is no minimum purchase payment.


For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for ss.415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

--------------------------------------------------------------------------------
You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
--------------------------------------------------------------------------------

Unless limited by tax law, you may continue to make purchase payments under Enhanced Deferred Annuities while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where you did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.


Allocation of Purchase Payments

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.


Limits on Purchase Payments

Your ability to make purchase payments may be limited by:

o    Federal tax laws.
o Our right to limit the total of your purchase payments to $500,000. We may change the maximum by telling you in writing at least 90 days in advance.

o Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61. (Except for an Enhanced PEDC Deferred Annuity.)

o    A withdrawal based on your leaving your job.
o Receiving systematic termination payments (described later) from both the Separate Account and Fixed Interest Account.

o    For TSA and 403(a) Deferred Annuities if you should leave your job.



                                     FFA-37

                          The Value of Your Investment


Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.


This is how we calculate the Accumulation Unit Value for each investment division:

o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

o    Finally, we multiply the previous Accumulation Unit Value by this result.

Examples

Calculating the Number of Accumulation Units

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                          $500 = 50 accumulation units
                          ----
                           10

Calculating the Accumulation Unit Value

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525.

             $10.00 x 1.05 = $10.50 the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475.

              $10.00 x .95 = $9.50 the new Accumulation Unit Value


                                     FFA-38

Transfers


You can make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Such transfers are free of any early withdrawal charges to you, except under certain Financial Freedom Deferred Annuities where you may incur early withdrawal charges, if applicable, for money transferred from the Fixed Interest Account to the investment divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:


--------------------------------------------------------------------------------

You may transfer money within your contract. You will not incur current taxes on your earnings.

--------------------------------------------------------------------------------

o    The percentage or dollar amount of the transfer;


o The investment division(s) (or Fixed Interest Account) from which you want the money to be transferred;

o The investment division(s) (or Fixed Interest Account) to which you want the money to be transferred; and


o Whether you intend to start, stop or modify an automated investment strategy by making the transfer.


Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.



Your transfer request must be completed prior to 4:00 p.m. Eastern time on one of our business days if you want the transaction to take place on that day. All other transfer requests will be processed our next business day.


We may require you to:

o    Use our forms;

o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

--------------------------------------------------------------------------------

Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

--------------------------------------------------------------------------------

o Transfer a minimum amount if the transfer is in connection with the Allocator.

Access To Your Money


You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:


o    The percentage or dollar amount of the withdrawal; and


o The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.


Generally, if you request, we will make payments directly to other


                                     FFA-39
investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our forms.

--------------------------------------------------------------------------------

We will withdraw your systematic withdrawal program payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. Each payment must be at least $50. For the TSA Enhanced Deferred Annuity, if you elect to receive payments through this program, you must either be 59 1/2 years old or have left your job and you must have no loan outstanding from the Fixed Interest Account. Tax law generally prohibits withdrawals from TSA Enhanced Deferred Annuities before you reach age 59 1/2.

--------------------------------------------------------------------------------

Systematic Withdrawal Program for Enhanced TSA and IRA Deferred Annuities


If we agree and if approved in your state for only Enhanced TSA and IRA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated the payments will automatically renew each Contract Year. Income taxes, tax penalties, and early withdrawal charges may apply to your withdrawals.



If you elect to withdraw a dollar amount we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the dollar amount you will receive based on your new Account Balance.



Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If you choose to receive a percentage of your Account Balance, we will determine the dollar amount payable on the date these payments begin. When you first elect the program, we will pay this dollar amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month. Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the dollar amount that you chose or a dollar amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.


--------------------------------------------------------------------------------
If you would like to receive your systematic withdrawal payment by the first of the month, you should request that the payment date be the 20th of the prior month.
--------------------------------------------------------------------------------

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment a month after the date you selected. If you do not select a payment date, we will


                                     FFA-40
automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage, or timing of payments can be made once a year at the beginning of any Contract Year. However, we must receive your request at least 30 days in advance. If you make any of these changes we will treat your request as though you were starting a new Systematic Withdrawal Program.



Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. However, you may only restart this program once each Contract Year.


Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all Systematic Withdrawal Program payments in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

--------------------------------------------------------------------------------
Your Account Balance will be reduced by the amount of your systematic withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
--------------------------------------------------------------------------------

Minimum Distribution

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity (i.e., the later of when you reach 70 1/2 or retire). Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

Contract Fee

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.


                                     FFA-41

Charges

--------------------------------------------------------------------------------
The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.
--------------------------------------------------------------------------------

There are two types of charges you pay while you have money in an investment division:

o    Insurance-related charge, and

o    Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

--------------------------------------------------------------------------------
MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.
--------------------------------------------------------------------------------

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your Opay-inO phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

Investment-Related Charge


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. We manage the Metropolitan Fund. The percentage you pay depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.


Premium Taxes

Some jurisdictions tax what are called Oannuity considerations.O These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as Oannuity taxesO) only when you exercise a pay-out option. In certain states, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.


                                     FFA-42

Premium taxes, if applicable, currently range from .5% to 5.0% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the states where premium taxes are charged and the amount of these taxes.


Early Withdrawal Charges for TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities


An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

--------------------------------------------------------------------------------
We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings. You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, early withdrawal charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the investment divisions.
--------------------------------------------------------------------------------

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown; keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

The early withdrawal charge on purchase payments withdrawn is as follows:

                          During Purchase Payment Year

Year          1     2      3      4     5      6      7    8 & Later

Percentage    7%    6%     5%     4%    3%     2%     1%       0%


                                     FFA-43

By law, your total early withdrawal charges applied to amounts in the investment divisions will never exceed 9% of all your purchase payments in the investment divisions.


The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.


Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no early withdrawal charges.

For certain deferred arrangements and plans, you pay no early withdrawal charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.


When No Early Withdrawal Charge Applies for TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the following conditions listed below.

You do not pay an early withdrawal charge:

o   On transfers you make within your Deferred Annuity.

o   On withdrawals of purchase payments you made over seven years ago.

o If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

--------------------------------------------------------------------------------
Early withdrawal charges never apply to transfers among investment divisions or transfers to the Fixed Interest Account.
--------------------------------------------------------------------------------

o If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

o If you withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will you have to pay early withdrawal charges.

o If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity.


                                     FFA-44

o Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                                  Contract Year

        1*          2           3          4           5

        20%        25%       33 1/3%       50%     remainder

      * Less that Contract Year's withdrawals.

     Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

o If you are disabled and you request a total withdrawal. Disability is as defined in the Federal Social Security Act.

o    If you retire:

     o For the Non-Qualified and certain PEDC Enhanced Deferred Annuities, if you retire.

     o For certain TSA Enhanced Deferred Annuities, if you have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your contract must have been in existence for 10 years prior to the requested withdrawal.



     o For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if you also have participated for at least 10 consecutive years unless you retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your contract must have been in existence for 10 years prior to the requested withdrawal.


o If you leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

o If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)


                                     FFA-45

o If your plan provides payment on account of hardship and you suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, you must only have suffered an unforeseen hardship.

o If you make a direct transfer to other investment vehicles we have pre-approved. (Except for certain TSA, Non-Qualified and IRAEnhanced Deferred Annuities.)

o If you withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC, and IRA Enhanced Deferred Annuities.)


When Another Early Withdrawal Charge May Apply

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

o    Amounts transferred before January 1, 1996:


     We credit your transferred amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract.


                          During Purchase Payment Year

     Year          1        2       3       4         5     6 and Beyond

     Percentage   5%       4%      3%      2%        1%          0%

o    Amounts transferred on or after January 1, 1996:


     o For certain contracts which we issued at least two years before the date of the transfer, we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:


                               After the Transfer

     Year          1       2        3         4        5    6 and Beyond

     Percentage   5%      4%       3%        2%       1%         0%


                                     FFA-46

     o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.


Free Look


You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Not all contracts issued are subject to free look provisions under state law. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your properly completed refund request is received at your MetLife Designated Office.


Death Benefit


One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies)under the following Deferred Annuities:


o    Enhanced TSA

o    Enhanced Non-Qualified

o    Enhanced 403(a)

o    Enhanced Traditional IRA

o    Financial Freedom TSA

o    Financial Freedom 403(a)

For the following Deferred Annuities the trustee receives the death benefit:

o    Non-Qualified Deferred Annuity for

     o   ss.457(f) deferred compensation plan

     o   ss.451 deferred fee arrangements

     o   ss.451 deferred compensation plans

     o   ss.457(e)(11) severance and death benefit plans

     o   ss.415(m) qualified governmental excess benefit arrangements


                                     FFA-47

o For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

o    Your Account Balance;


o Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or


o   The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.


We will only pay the death benefit when we receive both proof of death and appropriate instructions for payment.


Your beneficiary has the option to apply the death benefit (less any applicable premium taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.


Pay-out Options (or Income Options)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option. The variable pay-out option may not be available in certain states.

--------------------------------------------------------------------------------
The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.
--------------------------------------------------------------------------------

When considering whether to select a pay-out option, you should think about whether you want:

o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

--------------------------------------------------------------------------------
Should our current immediate annuity rates for a fixed pay- out option provide for greater payments than those quoted in your contract, we will use the current rates.
--------------------------------------------------------------------------------

o    A fixed dollar payment or a variable payment;

o    A refund feature.


Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your


                                     FFA-48
lifetime. The terms of the contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.


By the date specified in your contract, if you do not either select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.


Income Annuities


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity, you must start receiving payments within the first year after the annuity is issued. The Income Annuity currently may not be available in certain states.


We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase the following types of Income Annuities to receive immediate payments:

--------------------------------------------------------------------------------
You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi- annual or annual basis.
--------------------------------------------------------------------------------

Financial Freedom Account:          Enhanced Preference Plus Account:

o    TSA                            o   TSA

o    403(a)                         o   403(a)

o    Non-Qualified (for certain     o   PEDC
     deferred arrangements
     and plans)                     o   Traditional IRA

                                    o   Non-Qualified

                                    o   Non-Qualified (for certain deferred
                                        arrangements and plans)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.


                                     FFA-49

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include ss.457(f) deferred compensation plans, ss.451 deferred fee arrangements, ss.451 deferred compensation plans, ss.457(e)(11) severance and death benefits plans, and ss.415(m) qualified governmental excess benefit arrangements. The Deferred Annuities for ss.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer the Non-Qualified Deferred Annuities for ss.457(e)(11) severance and death benefit plans but will accept a purchase payment for those already issued.

If your retirement plan has purchased an Income Annuity, then your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.


Income Payment Types

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

--------------------------------------------------------------------------------
Many times the Owner and the Annuitant are the same person.
--------------------------------------------------------------------------------

There are three people who are involved in payments under your Income Annuity:

o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.


o Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.


o Beneficiary: the person who may receive continuing payments or a lump sum payment if the owner dies.


Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:

--------------------------------------------------------------------------------
When deciding how to receive income, consider:

   o The amount of income you need;

   o The amount you expect to receive from other sources;

   o The growth potential of other investments; and

   o How long you would like your income to last.
--------------------------------------------------------------------------------


Lifetime Income Annuity: A variable income that is paid as long as the annuitant is living.



Lifetime Income Annuity with a Guarantee Period: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.


                                     FFA-50

Lifetime Income Annuity with a Refund: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of the payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.



Lifetime Income Annuity for Two: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.



Lifetime Income Annuity for Two with a Guarantee Period: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.



Lifetime Income Annuity for Two with a Refund: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.



Income Annuity for a Guaranteed Period: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


                                     FFA-51

Allocation

You decide how your money is allocated among the Fixed Income Option and the investment divisions.

Minimum Size of Your Income Payment

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

--------------------------------------------------------------------------------

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

--------------------------------------------------------------------------------

The Value of Your Income Payments


Annuity Units

Annuity units are credited to you when you make a purchase payment or transfer into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a transfer) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that invesment division. When you transfer money from an investment division, annuity units in that investment division are liquidated.


--------------------------------------------------------------------------------
The AIR is stated in your contract and may range from 3% to 6%.
--------------------------------------------------------------------------------


AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount the actual investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the actual investment experience of the investment divisions.

The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.


                                     FFA-52

Valuation


This is how we calculate the Annuity Unit Value for each investment division:

o First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;


o Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;



o Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and


o    Finally, we multiply the previous Annuity Unit Value by this result.

Transfers


You can make transfers among investment divisions or from the investment divisions to the Fixed Income Option. Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).


--------------------------------------------------------------------------------
Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
--------------------------------------------------------------------------------

For us to process a transfer, you must tell us:

o    The percentage or dollar amount of the transfer;


o The investment divisions (or Fixed Income Option) to which you want to transfer; and


o    The investment division from which you want to transfer.

We may require that you use our forms to make transfers.


Each Fund may restrict or refuse purchases or redemptions of shares in their portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be completed prior to 4:00 p.m. Eastern time on one of our business days if you want the transaction to take place on that day. All other transfers will be processed our next business day.


Contract Fee

There is no contract fee under the Income Annuities.

--------------------------------------------------------------------------------
The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.
--------------------------------------------------------------------------------

Charges

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

                                     FFA-53

o    Insurance-related charge; and

o    Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

Investment-Related Charge


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The percentage you pay depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.


Premium Taxes

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.


Premium taxes, if applicable, currently range from .5% to 5.0% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart that shows the states where premium taxes are charged and the amount of these taxes is in the Appendix.


Free Look


You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Not all contracts issued are subject to free look provisions under state law. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your properly completed refund request is received at your MetLife Designated Office.


--------------------------------------------------------------------------------
You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.
--------------------------------------------------------------------------------

                                     FFA-54

General Information

Administration

All transactions will be processed in the manner described below.

Purchase Payments


Send your purchase payments by check or money order made payable to "MetLife," to your MetLife Designated Office. We will provide you with all necessary forms. We must have all properly completed documents to credit your purchase payments.


--------------------------------------------------------------------------------

Generally, your properly completed requests including subsequent purchase payments are effective the day we receive them at your MetLife Designated Office.

--------------------------------------------------------------------------------


Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them in good order at your MetLife Designated Office, except when they are received:


o On a day when the Accumulation Unit/Annuity Unit Value is not calculated, or

o    After 4:00 p.m. Eastern time.


In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.


Usually, your initial purchase payment is credited to you within two days of receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.


Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.


Confirming Transactions

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly.

                                     FFA-55

Processing Transactions



We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time without prior notice. We will not accept requests for transactions by facsmile. We reserve the right to refuse any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account.



By Telephone or Internet



--------------------------------------------------------------------------------
You may authorize your sales representative to make telephone transactions on your behalf. You must complete the form and we must agree.
--------------------------------------------------------------------------------



You may request a variety of transactions and obtain information by telephone, 24 hours a day, 7 days a week, unless prohibited by state law or by your employer. Likewise in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of these transactions accessible to you include:



o  Account Balance

o  Unit Values

o  Current rates for the Fixed Interest Account

o  Transfers

o  Changes to investment strategies

o  Changes in the allocation of future purchase payments.



Your transaction must be completed prior to 4:00 p.m. Eastern time on one of our business days if you want the transaction to take place on that day. Transactions will not be processed on a day when the Accumulation or Annuity Unit Value is not calculated or after 4:00 p.m. Eastern time. We will process these transactions on our next business day.



We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.



Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions, and performance of systems.


                                     FFA-56

We are not responsible or liable for:



o any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or



o any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our conrol.



After Your Death


If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions we may continue making payments to a joint annuitant or pay your beneficiary a refund.


Third Party Requests



Generally, we only accept requests for transactions or information from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously make the same request or series of requests on behalf of other contract owners.


Valuation

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the New York Stock Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

                                     FFA-57

Advertising Performance


--------------------------------------------------------------------------------
All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
--------------------------------------------------------------------------------



We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative. the Internet, annual reports and semiannual reports. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.


Yield is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

Change in Accumulation/Annuity Unit Value is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/ Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

Average annual total return calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.


Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Deferred Annuities and Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Zenith Fund, Calvert Fund and Fidelity VIP and VIP II Funds Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.


We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

                                     FFA-58

Changes to Your Deferred Annuity or
Income Annuity

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

o    To operate the Separate Account in any form permitted by law.

o To take any action necessary to comply with or obtain and continue any exemptions under the law.

o To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.


o To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Zenith Fund or the shares of another investment company or any other investment permitted by law.


o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

Voting Rights


Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Zenith Fund, Calvert Fund and Fidelity VIP and VIPII Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


                                     FFA-59

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under ss. 457(f) deferred compensation plans, ss. 451 deferred fee arrangements, ss. 451 deferred compensation plans, ss. 457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide you with the number of copies of voting instructions soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund or Zenith Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


o    The shares for which voting instructions are received, and

o    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

Who Sells the Deferred Annuities and Income Annuities


All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail.


                                     FFA-60

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%.


We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .12% of the total Account Balances of the Deferred Annuities, other registered variable annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLIfe variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

Financial Statements

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

Your Spouse's Rights

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

                                     FFA-61

When We Can Cancel Your Deferred Annuity or Income Annuity

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. If we do so for a Deferred Annuity delivered in New York we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

We may cancel your Non-Qualified Deferred Annuity for ss. 457(f) deferred compensation plans, ss. 451 deferred fee arrangements, ss. 451 deferred compensation plans and ss. 457(e)(11) severance and death benefit plans if we do not receive any purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

Special Charges That Apply If Your Retirement Plan Terminates Its Deferred Annuity or Takes Other Action

Under certain TSADeferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSADeferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:

                                     FFA-62

                              During Contract Year
                                                                         8 &
   Year      1        2        3        4        5        6      7     Beyond
   ----     ----     ----     ----     ----     ----     ----   ----   ------

Percentage  5.6%     5.0%     4.5%     4.0%     3.0%     2.0%   1.0%     0%

The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.

Income Taxes

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (Code) is complex and subject to change on a regular basis. You should consult your own tax advisor about your own circumstances. You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.


MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


--------------------------------------------------------------------------------

Simply stated, earnings on Deferred Annuities are generally not subject to Federal income tax until they are withdrawn. This is known as tax deferral.

--------------------------------------------------------------------------------

General

This section applies to TSA, 403(a), Non-Qualified, Traditional IRA and PEDC. It does not apply to Non-Qualified Deferred Annuities for ss.451, ss.457(f) or ss.457(e)(11) plans.

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Internal Revenue Code (Code).


Purchase payments to TSA, 403(a), and PEDC contracts are generally on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Under some circumstances "after-tax" contributions can be made to certain of these annuities. These purchase payments do not reduce your taxable income or give you a tax deduction. There are different annual purchase payment limits for the annuities offered in this prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.



Purchase payments to a Non-Qualified annuity are on an after-tax basis. After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction. Generally, Traditional IRAs can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Whether you can make deductible purchase payments to your Traditional IRA depends on your personal situation.


                                     FFA-63

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.


When money is withdrawn from your contract (whether by you or your beneficiary), the amount reported as income differs depending on the type of:


o  annuity you purchase (e.g., Non-Qualified or IRA); and

o  pay-out option you elect.



For your Traditional IRA and Non-Qualified annuities we will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. For withdrawals from a TSA or 403(a) annuity, please see the 20% mandatory withholding discussion.


Withdrawals Before Age 59 1/2 (except PEDC)

If you receive a taxable distribution from your Deferred Annuity before you reach age 59 1/2 this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:



                                                                      Type of Contract
                                                               --------------------------------

                                                            Non-     Trad.
                                                          Qualified   IRA      TSA     403(a)
                                                          ---------   ---      ---     -----
   In a series of substantially equal payments
   made annually (or more frequently)
   for life or life expectancy (SEPP)                         x        x        x(1)     x(1)

   After you die                                              x        x        x        x

   After you become totally disabled (as
   defined in the Code)                                       x        x        x        x

   After separation from service if
   you are over age 55.                                                         x        x

   To pay deductible medical expenses                                  x        x        x

   To pay medical insurance premiums if
   you are unemployed                                                  x

   To pay for qualified higher education expenses, or                           x

   For qualified first time home purchases
   up to $10,000                                              x

   After December 31, 1999, for IRS levies                             x        x         x

(1) You must also be separated from service.



                                     FFA-64

Mandatory 20% Withholding [For TSA and 403(a)]

For TSA and 403(a) Deferred Annuities, we are required to withhold 20% of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.

An "eligible rollover distribution" is any taxable amount you receive from your TSA or 403(a) Deferred Annuity. It does not include taxable distributions that are:

o    A series of substantially equal payments made at least annually for:

     o   Your life or life expectancy

     o   Both you and your beneficiary's lives or life expectancies

     o   A specified period of 10 years or more


o    Withdrawals to satisfy minimum distribution requirements



o    Certain withdrawals on account of financial hardship


Other exceptions to the definition of eligible rollover distribution may exist.


For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amount is determined at the time of payment. In certain instances, you may elect out of these withholding requirements.


Systematic Withdrawal Program for Substantially Equal Periodic Payments (SEPP)

If you are considering using the Systematic Withdrawal Program for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor.


If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% penalty tax with interest. TSA


TSA

General

TSAs fall under ss.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under ss.501(c)(3) of the Code.

Your employer buys the Annuity for you although you then own it.


                                     FFA-65

--------------------------------------------------------------------------------
You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.
--------------------------------------------------------------------------------


Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it. However, you may transfer withdrawals to another ss.03(b) funding vehicle or (for eligible rollover distributions) to an IRA without Federal tax consequences if Code requirements are met.


Purchase Payments



There are annual purchase payment limits to your Deferred Annuity. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess purchase payments.


Withdrawals

Withdrawals and income payments are included in income, except for the portion that represents a return of non-deductible purchase payments.

If you are under age 59 1/2 you cannot withdraw money from your Deferred Annuity unless the withdrawal:


o Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);


o   Is directly transferred to other 403(b) arrangements;

o   Relates to amounts that are not salary reduction elective deferrals;

o Is after you leave your job, after you die, or become disabled (as defined by Code); or

o Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

If certain requirements are met, you may be able to transfer amounts in your Deferred Annuity to another TSA or IRA.

Minimum Distribution Requirements

Generally, you must begin receiving withdrawals from your Deferred Annuity by April 1 of the calendar year following the later of:

o The year you turn age 70 1/2 or;

o Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Deferred Annuity, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

After Death

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Deferred Annuity within five years after the year of your death or begin payments under an


                                     FFA-66
income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your Deferred Annuity permits, your spouse may delay the start of income payments until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

403(a)

General

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.


Purchase Payments



There are annual purchase payment limits to your Deferred Annuity. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess purchase payments.


Withdrawals


Because your purchase payments are generally on a before tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the Deferred Annuity. If you made any after tax purchase payments they would not be subject to income tax when withdrawn.


If certain requirements are met, you may be able to transfer amounts in your Deferred Annuity to another eligible retirement plan or IRA.

Minimum Distribution Requirements

Generally, you must begin receiving withdrawals from your Deferred Annuity by April 1 of the calendar year following the later of:

o   The year you turn age 70 1/2 or;

o Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Deferred Annuity, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

After Death

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Deferred Annuity within five years after the year of your death or begin payments under an

                                     FFA-67
income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your contract permits, your spouse may delay the start of income payments until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

Traditional IRA Annuities


Generally, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the Deferred Annuity.


o Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer it to someone else.

o You can transfer your IRA proceeds to a similar IRA, without incurring Federal income taxes if certain conditions are satisfied.

--------------------------------------------------------------------------------
In some cases, your purchase payments may be tax deductible.
--------------------------------------------------------------------------------


Purchase Payments


Generally:


o Purchase payments to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or $2,000 per year. A $2,000 purchase payment can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.



o  Purchase payments in excess of this amount may be subject to a penalty tax.



o  Purchase payments are generally permitted up to age 70 1/2.


o  These age and dollar limits do not apply to tax-free rollovers or transfers.

o If certain conditions are met, you can change your Traditional IRA contribution to a Roth IRA before you file your income tax return (including filing extensions).

--------------------------------------------------------------------------------
Annual contributions to all your Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your compensation.

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.
--------------------------------------------------------------------------------


Withdrawals


Withdrawals are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is determined based on a ratio of all non-deductible purchase payments to the total value of all your IRAs.



Generally, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.



A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.


                                     FFA-68

After Death


Generally, if you die before required minimum distribution withdrawals have begun we must make payment of your entire interest within five years after the year of your death or begin income payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your Deferred Annuity permits, your spouse may delay the start of income payments until December 31 of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

--------------------------------------------------------------------------------
If your spouse is your beneficiary and if your Deferred Annuity permits, he or she may elect to continue as "owner" of the Deferred Annuity.

After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction.
--------------------------------------------------------------------------------


Non-Qualified Annuities

General


o Purchase payments made to Non-Qualified annuities are applied on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the Deferred Annuity.


o Your Non-Qualified annuity may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

o When a non-natural person owns a Non-Qualified annuity, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

o Annuities issued after October 21, 1988 by the same insurance company in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

o In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest or, in the case of an insurance company, to deduct insurance reserves or incurred losses.


o The IRS has not specifically approved the use of an exclusion ratio or recovery amount with respect to a variable income annuity where transfers are permitted between funding option or between a funding option and a guaranteed interest option.



                                     FFA-69

At the present time MetLife intends to report the taxable income payments made to you under general tax principles for variable annuities using an excludable amount for each payment based upon your purchase payment made to provide the income annuity divided by the expected number of payments, adjusted by any refund feature as required under Federal tax law.



Purchase Payments


Although the Code does not limit the amount of your purchase payments, your contract may limit them.

Withdrawals

Generally, when you make a withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

o First coming from earnings (and thus subject to income tax); and

o Then from your purchase payments (which are not subject to income tax).


Different tax rules apply to payments made pursuant to an Income Annuity or pay-out option under your Deferred Annuity. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:



o  A non-taxable return of your purchase payments; and


o  A taxable payment of earnings.


If you choose a payout option under your Deferred Annuity we generally will tell you how much of each income payment is a non-taxable return of contributions. Generally, once the total amount treated as a non-taxable return of your purchase payments equals your purchase payments (reduced by a refund or a guarantee feature under Federal tax law), then all remaining income payments are fully taxable.


Under the Code, withdrawals from Non-Qualified annuities need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

Systematic Withdrawal Program for Substantially Equal Periodic Payments (SEPP)

If you are considering using the Systematic Withdrawal Program for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor.


If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% penalty tax with interest.


                                     FFA-70

--------------------------------------------------------------------------------
If you die during the pay-in phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner, he or she may elect to continue as "owner" of the contract.
--------------------------------------------------------------------------------

After Death

If you die before payments under a pay-out option under a Deferred Annuity begins, we must make payment of your entire interest within five years of your death or begin payments under an Income Annuity allowed by the Code to your beneficiary within one year of your death.

If you die after income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

Non-Qualified Annuity for ss.457(f) Deferred Compensation Plans.
These are deferred compensation arrangements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by state or local governments or non-church tax-exempt organizations. In this arrangement the tax exempt entity (e.g., a hospital) contributes your deferred compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified annuity which may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

When deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the Internal Revenue Service and the courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue. Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a ss.457(f) deferred compensation plan should consult with their own tax advisors regarding the major Federal tax issues under ss.57. In connection with the sale of the Non-Qualified annuity for ss.457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under ss.57. This advice from such counsel has not been updated to reflect

                                     FFA-71
changes, if any, in the law. Such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity.

Non-Qualified Annuity for ss.451 Deferred Fee Arrangements.

Under ss.451 deferred fee arrangements, a third party which is a tax-exempt entity (e.g., a hospital) enters into an arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of ss.451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

A trust established by the tax-exempt entity will own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.

Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a ss.451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified annuity for ss.451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under ss.451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity.


                                     FFA-72

Non-Qualified Annuity for ss.451 Deferred Compensation Plans.

Under a ss.451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them unless, under the method of accounting used in computing taxable income, such amounts are to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

A ss.451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct, as compensation, the amounts included in income by the participant of the deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, ss.451 rather than ss.457 should apply to their deferred compensation plans. Tax exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the annuity.

Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a ss.451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified annuity for ss.451 Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under ss.451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity.

Non-Qualified Annuity for ss.457(e)(11) Severance and Death Benefit Plans.

These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to

                                     FFA-73
the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified annuity, the trust may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the annuity.

The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in ss.457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan, ss.451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income, such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and a "bona-fide death benefit" plan, your deferral amounts are subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.

Special Tax Considerations for Non-Qualified Annuity for ss.457(e)(11) Severance and Death Benefit Plans.

There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under 457(e)(11), the application section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement, would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. In connection with the sale of the Non-Qualified annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under ss.457. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

                                     FFA-74

Non-Qualified Annuity for ss.415(m) Qualified Governmental Excess Benefit Plans.

Section 415(m) qualified governmental excess benefit plans are available to state and local governments which sponsor plans subject to the ss.415 limits on the amount of annual plan contributions and benefits. If a qualified governmental excess benefit arrangement meets certain requirements, it could provide benefits that cannot be provided under a government plan subject to the ss.415 limits. For purposes of the qualified governmental excess benefit arrangement, participants are taxed the same way as if the arrangement were a non-qualified deferred compensation plan maintained by an employer not exempt from tax. Since qualified governmental excess benefit arragements were introduced into the tax law in August, 1996, and since many aspects of these arrangements have yet to be clarified by the IRS, entities considering the purchase of this annuity to fund a qualified governmental excess benefit plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation.

PEDC

General

PEDC plans are available to State or local governments and certain tax-exempt organizations as described in ss.457 of the Code. The plans are not available for churches and qualified church-controlled organizations.

PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

Withdrawals

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your annuity can not be "made available" to you until you:

o  Reach age 70 1/2

o  Leave your job

o  Have an unforeseen emergency (as defined by the Code)

If certain requirements are met, you can transfer amounts in your PEDC annuity to another PEDC plan.

                                     FFA-75

Minimum Distribution

The minimum distribution requirements for PEDC are generally similar to those described in the TSA section, however, there are certain differences.

After Death

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the annuity within five years after the year of your death or begin payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your annuity permits, your spouse may delay the start of income payments until December 31st of the year in which you would have reached age 701U2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

Special Rules

Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

See the general heading under Income Taxes for a brief description of the tax rules that apply to PEDC annuities.


                                     FFA-76

Table of Contents for the Statement of Additional Information


                                                                         Page

Cover Page..................................................................1

Table of Contents...........................................................1

Independent Auditors........................................................2

Services....................................................................2


Distribution of Certificates and Interests in the
      Deferred Annuities and Income Annuities...............................2


Early Withdrawal Charge.....................................................2

Experience Factor...........................................................2

Variable Income Payments....................................................2

Investment Management Fees..................................................5

Performance Data and Advertisement of
      the Separate Account..................................................6

Voting Rights...............................................................8

ERISA.......................................................................9

Taxes......................................................................10

Performance Data...........................................................24

Financial Statements of the Separate Account...............................35

Financial Statements of MetLife............................................61


                                     FFA-77

Appendix


Premium Tax Table

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.


                       TSA        403(a)     PEDC                        Non-Qualified
                       Deferred   Deferred   Deferred      IRA Deferred  Deferred
                       and        and        and           and           and
                       Income     Income     Income        Income        Income
                       Annuities  Annuities  Annuities(1)  Annuities(2)  Annuities

California...........  0.5%       0.5%       2.35%         0.5%(3)       2.35%

Maine................  --         --         --            --            2.0%

Nevada...............  --         --         --            --            3.5%

Puerto Rico..........  1.0%       1.0%       1.0%          1.0%          1.0%

South Dakota.........  --         --         --            --            1.25%

U.S. Virgin Islands..  5.0%       5.0%       5.0%         5.0%           5.0%

West Virginia........  1.0%       1.0%       1.0%          1.0%          1.0%

Wyoming..............  --         --         --            --            1.0%

----------
(1) Premium tax rates applicable to Deferred Annuities and Income Annuities purchased under retirement plans of public employers meeting the requirements of ss.401(a) of the Code are included under the column headed "403(a) Deferred and Income Annuities."


(2) Premium tax rates applicable to IRA Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of ss.408(a) of the Code are included under the column headed "IRA Deferred and Income Annuities."


(3) With respect to Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of ss.408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.



PEANUTS(C) United Feature Syndicate, Inc.


(C)2000 Metropolitan Life Insurance Company

Appendix II

What You Need To Know If You Are A Texas Optional Retirement Program Participant

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.


                                     FFA-79

                           Request For a Statement of
                    Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


o Metropolitan Life Separate Account E, Metropolitan Series Fund Inc. and New England Zenith Fund


o    Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth
     Portfolio

o    Fidelity Variable Insurance Products Funds

o    I have changed my address. My current address is:

                                        Name____________________________________
__________________________________
         (Contract Number)

                                        Address_________________________________
__________________________________             _________________________________
            (Signature)                                                   zip




Metropolitan Life Insurance Company
Attn: Brian Mack
Investment & Income Center, 4th Floor
485E US Highway 1 South
Iselin, NJ  08830


                                     FFA-80

                                                                   Bulk Rate

                                                               U.S. Postage Paid

                                                                  Rutland, VT

                                                                   Permit 220


MetLife

Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

Address Service Requested


                                     FFA-81

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

The four prospectuses included in the Form N-4 for Metropolitan Life Separate Account E include illustrations using various characters from the PEANUTS(Registered) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectuses (by prospectus).

CHARACTERS

Snoopy -- A Beagle dog
Charlie Brown -- A little boy with zigzag pattern on shirt
Woodstock -- A small bird
Lucy -- A little brunette girl
Linus -- A younger little boy with stripped shirt (Lucy's brother)
Marcie -- A little brunette girl with glasses
Franklin -- A curly haired little boy
Pigpen -- A little boy with dust cloud and smudged face
Peppermint Patty -- An athletic girl with freckles, page boy haircut and sandals Sally -- A little blond girl with curls on top (Charlie Brown's sister)


A. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA, ROTH IRA, SIMPLE IRA AND SEP IRA               PAGE

 1. Corporate Snoopy on winding country lane which     Prospectus cover
    trails off into hills in distance with large
    Sun above.

1a. Snoopy as MetLife Representative with briefcase    A-PPA first page
    straightening bow tie

 2. Charlie Brown on step ladder looking at fold       A-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        A-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     A-PPA-14 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      A-PPA-15 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            A-PPA-16 The Variable
                                                       Annuities in this
                                                       Prospectus

 7. Snoopy reading menu at restaurant table            A-PPA-17 Your Investment
                                                       Choices

 8. Linus building sand castle                         A-PPA-19 Deferred
                                                       Annuities

 9. The Equity Generator(Service Mark) icon--Safe      A-PPA-19 The Equity
    with arrow pointing to three dimensional graph     Generator

A. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA, ROTH IRA, SIMPLE IRA AND SEP IRA (Continued)   PAGE

10. The Equalizer(Service Mark) icon--A balancing      A-PPA-20 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     A-PPA-20 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     A-PPA-20 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      A-PPA-20 The Allocator
    safe in top portion with arrow to a three dimensional chart in the bottom portion

14. Snoopy as MetLife Representative typing at         A-PPA-21 Electronic
    computer                                           Applications

15. Woodstock making calculations on paper with        A-PPA-22 The Value of
    pencil                                             Your Investment

16. Marcie at desk with adding machine reviewing       A-PPA-23 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

17. Charlie Brown struggling to reach into jar of      A-PPA-24 Access to Your
    money                                              Money

18. Snoopy as WWI flying ace dispatching Woodstocks    A-PPA-25 Systematic
    with checks                                        Withdrawal Program

19. Woodstock with accountant's visor and adding       A-PPA-26 Charges
    machine

20. Franklin with magnifying glass                     A-PPA-28 When No Early
                                                       Withdrawal Charge Applies

21. Woodstock moving money bag from one pile of        A-PPA-29 When Another
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

22. Marcia reading a paper                             A-PPA-30 Free Look

23. Snoopy floating in innertube with glasses and      A-PPA-31 Income Annuities
    drink

24. Snoopy lounging on beach chair with sunglasses     A-PPA-33 Income Payment
    and drink                                          Types

25. Woodstock writing out a check                      A-PPA-34 Purchasing an
                                                       Income Annuity

26. Woodstock moving money bag from one pile of        A-PPA-35 Transfers
    money bags to another

27. Lucy with magnifying glass studying a piece of     A-PPA-36 Free Look
    paper

A. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA, ROTH IRA, SIMPLE IRA AND SEP IRA (Continued)   PAGE

28. Charlie Brown receiving letter at mail box         A-PPA-37 Confirming
                                                       Transactions

29. Charlie Brown listening on telephone               A-PPA-38 Transactions by
                                                       Telephone

30. "Colonial" Snoopy as town cryer                    A-PPA-40 Advertising
                                                       Performance

31. Snoopy as MetLife Representative shaking paw/      A-PPA-42 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

32. Piggybank with "Do not open until age 59 1/2"      A-PPA-43 Income Taxes--
    printed on side                                    General

33. Snoopy as "Uncle Sam" presenting a tax bill        A-PPA-44 Income Taxes--
                                                       Withdrawals

34. Snoopy as "Uncle Sam" collecting taxes from        A-PPA-45 Income Taxes--
    Charlie Brown who is digging in his pockets        Non-Qualified Annuities
    for money

35. Linus "walking" the hoop with "IRAs" on side       A-PPA-47 Income Taxes--
                                                       IRAs

36. Woodstock flying with check                        A-PPA-49 Roth IRA
                                                       Annuities--Withdrawals

37. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     A-PPA-51 Table of
    Linus and Peppermint Patty                         Contents for the SAI

38. Lucy in her advice box with "TAXES--The Expert     A-PPA-52 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally

B. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR TSA, PEDC, KEOGH AND 403(a)   PAGE

 1. Corporate Snoopy on winding country lane which     Prospectus cover
    trails off into hills in distance with large
    Sun above.

1a. Snoopy as MetLife Representative with briefcase    B-PPA first page
    straightening bow tie

 2. Charlie Brown on step ladder looking at fold       B-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        B-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     B-PPA-10 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      B-PPA-16 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            B-PPA-17 The Variable
                                                       Annuities in this
                                                       Prospectus

 7. Snoopy reading menu at restaurant table            B-PPA-18 Your Investment
                                                       Choices

 8. Linus building sand castle                         B-PPA-20 Deferred
                                                       Annuities

 9. The Equity Generator(Service Mark) icon--Safe      B-PPA-21 The Equity
    with arrow pointing to three dimensional graph     Generator

10. The Equalizer(Service Mark) icon--A balancing      B-PPA-21 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     B-PPA-21 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     B-PPA-22 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      B-PPA-22 The Allocator
    safe in top portion with arrow to a three dimensional chart in the bottom portion

14. Woodstock making calculations on paper with        B-PPA-23 The Value of
    pencil                                             Your Investment

15. Marcie at desk with adding machine reviewing       B-PPA-24 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

16. Charlie Brown struggling to reach into jar of      B-PPA-25 Access to Your
    money                                              Money

17. Snoopy as WWI flying ace dispatching Woodstocks    B-PPA-26 Systematic
    with checks                                        Withdrawal Program

18. Woodstock with accountant's visor and adding       B-PPA-28 Early Withdrawal
    machine                                            Charges

B. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR TSA, PEDC, KEOGH AND 403(a)
   (continued)                                         PAGE

19. Franklin with magnifying glass                     B-PPA-29 When No Early
                                                       Withdrawal Charge Applies

20. Woodstock moving money bag from one pile of        B-PPA-32 When Another
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

21. Marcia reading paper                               B-PPA-33 Free Look

22. Snoopy floating in innertube with glasses and      B-PPA-35 Income Annuities
    drink

23. Snoopy lounging on beach chair with sunglasses     B-PPA-36 Income Payment
    and drink                                          Types

24. Snoopy with accountant's visor and adding          B-PPA-37 The Value of
    machine                                            Your Income Payments

25. Woodstock moving money bag from one pile of        B-PPA-38 Transfers
    money bags to another

26. Lucy with magnifying glass studying a piece of     B-PPA-40 Free Look
    paper

27. Charlie Brown receiving letter at mail box         B-PPA-41 Confirming
                                                       Transactions

28. Charlie Brown listening on telephone               B-PPA-41 Transactions by
                                                       Telephone

29. "Colonial" Snoopy as town cryer                    B-PPA-43 Advertising
                                                       Performance

30. Snoopy as MetLife Representative shaking paw/      B-PPA-45 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

33. Piggybank with "Do not open until age 59 1/2"      B-PPA-48 Income Taxes--
    printed on side                                    General

34. Snoopy as "Uncle Sam" presenting a tax bill        B-PPA-48 Income Taxes--
                                                       Withdrawals Before Age
                                                       59 1/2

35. Snoopy as "Uncle Sam" collecting taxes from        B-PPA-49 Income Taxes--
    Charlie Brown who is digging in his pockets        Mandatory 20% Withholding
    for money

36. Woodstock flying with check                        B-PPA-50 TSA Annuities--
                                                       Withdrawals

37. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     B-PPA-52 Table of
    Linus and Peppermint Patty                         Contents for the SAI

38. Lucy in her advice box with "TAXES--The Expert     B-PPA-53 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally

C. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT ENHANCED
   VARIABLE CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA AND UNALLOCATED                                 PAGE

 1. Corporate Snoopy on winding country lane which     Prospectus cover
    trails off into hills in distance with large
    Sun above.

1a. Snoopy as MetLife Representative with briefcase    C-PPA first page
    straightening bow tie

 2. Charlie Brown on step ladder looking at fold       C-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        C-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     C-PPA-10 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      C-PPA-15 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            C-PPA-16 The Enhanced
                                                       Variable Annuities in
                                                       this Prospectus

 7. Snoopy reading menu at restaurant table            C-PPA-17 Your Investment
                                                       Choices

 8. Linus building sand castle                         C-PPA-19 Enhanced
                                                       Deferred Annuities

 9. The Equity Generator(Service Mark) icon--Safe      C-PPA-20 The Equity
    with arrow pointing to three dimensional graph     Generator

10. The Equalizer(Service Mark) icon--A balancing      C-PPA-20 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     C-PPA-20 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     C-PPA-20 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      C-PPA-21 The Allocator
    safe in top portion with arrow to a three dimensional chart in the bottom portion

14. Woodstock making calculations on paper with        C-PPA-21 The Value of
    pencil                                             Your Investment

15. Marcie at desk with adding machine reviewing       C-PPA-23 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

16. Charlie Brown struggling to reach into jar of      C-PPA-24 Access to Your
    money                                              Money

17. Snoopy as WWI flying ace dispatching Woodstocks    C-PPA-25 Systematic
    with checks                                        Withdrawal Program

18. Woodstock with accountant's visor and adding       C-PPA-26 Charges
    machine

C. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT ENHANCED
   VARIABLE CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA AND UNALLOCATED (continued)                     PAGE

19. Franklin with magnifying glass                     C-PPA-28 When No Early
                                                       Withdrawal Charge Applies

20. Woodstock moving money bag from one pile of        C-PPA-30 When Another
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

21. Marcia reading paper                               C-PPA-31 Free Look

22. Snoopy floating in innertube with glasses and      C-PPA-33 Enhanced Income
    drink                                              Annuities

23. Snoopy lounging on beach chair with sunglasses     C-PPA-34 Income Payment
    and drink                                          Types

24. Woodstock writing out a check                      C-PPA-35 Purchasing an
                                                       Income Annuity

25. Woodstock moving money bag from one pile of        C-PPA-36 Transfers
    money bags to another

26. Lucy with magnifying glass studying a piece of     C-PPA-38 Free Look
    paper

27. Charlie Brown listening on telephone               C-PPA-39 Transactions by
                                                       Telephone

28. "Colonial" Snoopy as town cryer                    C-PPA-41 Advertising
                                                       Performance

29. Snoopy as MetLife Representative shaking paw/      C-PPA-44 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

30. Piggybank with "Do not open until age 59 1/2"      C-PPA-45 Income Taxes--
    printed on side                                    General

31. Snoopy as "Uncle Sam" presenting a tax bill        C-PPA-46 Income Taxes--
                                                       Withdrawals Before Age
                                                       59 1/2

32. Woodstock flying with check                        C-PPA-48 Non-Qualified
                                                       Annuities--Withdrawals

33. Snoopy as "Uncle Sam" collecting taxes from        C-PPA-48 Income Taxes--
    Charlie Brown who is digging in his pockets        Non-Qualified Annuities
    for money

34. Linus "walking" the hoop with "IRAs" on side       C-PPA-49 Traditional
                                                       IRA Annuities

35. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     C-PPA-55 Table of
    Linus and Peppermint Patty                         Contents for the SAI

36. Lucy in her advice box with "TAXES--The Expert     C-PPA-56 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally

D. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA                                     PAGE

 1. Corporate Snoopy on winding country lane which     FFA Cover
    trails off into hills in distance with large
    Sun above.

1a. Snoopy as MetLife Representative with briefcase    FFA first page
    straightening bow tie

 2. Corporate Snoopy on winding country lane which     EPPA Cover
    trails off into hills in distance with large
    Sun above.

2a. Snoopy as MetLife Representative with briefcase    EPPA first page
    straightening bow tie

2a.                                                    Cover (FFA)

 3. Charlie Brown on step ladder looking at fold       FFA-3 Table of Contents
    out map

 4. Snoopy in suit with pointer                        FFA-4 Important Terms You
                                                       Should Know

 5. Lucy reviewing ticker tape coming from machine     FFA-16 Accumulation Unit
                                                       Values Tables For
                                                       Enhanced Preference Plus

 6. Lucy reviewing ticker tape coming from machine     FFA-23 Accumulation Unit
                                                       Values Tables For
                                                       Financial Freedom

 7. Snoopy as MetLife Representative listening to      FFA-30 MetLife
    crowd of Woodstocks

 8. Snoopy and Woodstock balanced on seesaw            FFA-31 The Variable
                                                       Annuities in this
                                                       Prospectus

 9. Snoopy reading menu at restaurant table            FFA-32 Your Investment
                                                       Choices

10. Linus building sand castle                         FFA-34 Deferred Annuities

11. The Equity Generator(Service Mark) icon--Safe      FFA-35 The Equity
    with arrow pointing to three dimensional graph     Generator

12. The Equalizer(Service Mark) icon--A balancing      FFA-36 The Equalizer
    scale

13. The Rebalancer(Service Mark) icon--A pie chart     FFA-36 The Rebalancer
    with arrows around circumference

14. The Index Selector(Service Mark) icon--A world     FFA-36 The Index Selector
    globe with arrows around it

15. The Allocator(Service Mark) icon--An hourglass     FFA-36 The Allocator
    with safe in top portion with arrow to a three dimensional chart in the bottom portion

16. Woodstock making calculations on paper with        FFA-38 The Value of Your
    pencil                                             Investment

17. Marcie at desk with adding machine reviewing       FFA-38 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

D. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA (continued)                         PAGE

18. Charlie Brown struggling to reach into jar of      FFA-39 Access to
    money                                              Your Money

19. Snoopy as WWI flying ace dispatching Woodstocks    FFA-40 Systematic
    with checks                                        Withdrawal Program

20. Woodstock with accountant's visor and adding       FFA-42 Charges/Annuity
    machine                                            Taxes

21. Franklin with magnifying glass                     FFA-44 When No Early
                                                       Withdrawal Charge Applies
                                                       for TSA, 403(a), Non-
                                                       Qualified, PEDC and IRA
                                                       Enhanced Deferred
                                                       Annuities

22. Woodstock moving money bag from one pile of        FFA-46 When Another Early
    money bags to another                              Withdrawal Charge May
                                                       Apply

23. Marcia reading paper                               FFA-47 Free Look

24. Snoopy floating in innertube with glasses and      FFA-49 Income Annuities
    drink

25. Snoopy lounging on beach chair with sunglasses     FFA-51 Income Payment
    and drink                                          Types

26. Woodstock moving money bag from one pile of        FFA-53 Transfers
    money bags to another

27. Lucy with magnifying glass studying a piece of     FFA-54 Free Look
    paper

28. Charlie Brown receiving letter at mail box         FFA-55 Confirming
                                                       Transactions

29. Charlie Brown listening on telephone               FFA-56 Transactions by
                                                       Telephone

30. "Colonial" Snoopy as town cryer                    FFA-58 Advertising
                                                       Performance

31. Snoopy as MetLife Representative shaking paw/      FFA-60 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

32. Snoopy as MetLife Representative at booth with     FFA-61 Who Sells the
    "Your MetLife Rep is IN" printed on it holding     Deferred Annuities and
    brochures                                          Income Annuities

D. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA (continued)                         PAGE

33. Piggybank with "Do not open until age 59 1/2"      FFA-63 Income Taxes--
    printed on side                                    General

34. Snoopy as "Uncle Sam" collecting taxes from        FFA-66 Income Taxes--TSA
    Charlie Brown who is digging in his pockets        Annuities--Withdrawals
    for money

35. "Corporate" Snoopy making presentation to          FFA-67 Income Taxes--
    boardroom with Franklin, Charlie Brown, Sally,     403(a)
    Lucy, Linus and Peppermint Patty

36. Woodstock flying with check                        FFA-70 Non-Qualified
                                                       Annuities--Withdrawals

37. "Corporate" Snoopy with glasses and suspenders     FFA-71 Income Taxes--
                                                       Non-Qualified Annuity for
                                                       SS 457(F) Deferred
                                                       Compensation Plans.


38. Snoopy with accountant's visor and adding          FFA-73 Income Taxes--
    machine                                            Non-Qualified Annuity for
                                                       SS 451 Deferred
                                                       Compensation Plans.

39. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     FFA-76 Table of Contents
    Linus and Peppermint Patty                         for the SAI

40. Lucy in her advice box with "TAXES--The Expert     FFA-78 Premium Tax Table
    is in" printed on it advising Peppermint Patty and Sally

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                                PREFERENCE PLUS
                                      AND
                           FINANCIAL FREEDOM ACCOUNT
                     GROUP AND INDIVIDUAL DEFERRED ANNUITY
                          AND INCOME ANNUITY CONTRACTS

                      STATEMENT OF ADDITIONAL INFORMATION
                             FORM N-4        PART B


                                  May 1, 2000



     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for Preference Plus and Financial Freedom Account Deferred Annuities and Income Annuities dated May 1, 2000 and should be read in conjunction with the Prospectuses. Copies of the Prospectuses may be obtained from Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010.



     A Statement of Additional Information for the Metropolitan Series Fund, Inc. and New England Zenith Fund (the "Zenith Fund") are attached at the end of this Statement of Additional Information. The Statements of Additional Information for Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and Fidelity Variable Insurance Products Funds are distributed separately.



     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectuses for Preference Plus Account and Financial Freedom Account Variable Annuity Contracts dated May 1, 2000.


                            ------------------------

                               TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----
          Independent Auditors.................................     2
          Services.............................................     2
          Distribution of Certificates and Interests in the
            Deferred Annuities and Income Annuities............     2
          Early Withdrawal Charge..............................     2
          Experience Factor....................................     2
          Variable Income Payments.............................     2
          Investment Management Fees...........................     5
          Performance Data and Advertisement of the Separate
            Account............................................     6
          Voting Rights........................................     8
          ERISA................................................     9
          Taxes................................................    10
          Performance Data.....................................    24
          Financial Statements of the Separate Account.........    35
          Financial Statements of MetLife......................    61


                            ------------------------

INDEPENDENT AUDITORS


     The financial statements for the period ended December 31, 1999 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.


SERVICES

     MetLife has retained FASCorp. to administer some of its group contracts in the capacity of a third party administrator. When MetLife provides administrative services to groups, such services may be provided to a group on a basis more favorable than that otherwise made available to other groups.


DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES AND INCOME ANNUITIES


     MetLife is both the depositor and the underwriter
(issuer) of the annuities.

     The certificates and interests in the Deferred Annuities and Income Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and in the case of certain Enhanced Preference Plus and VestMet Deferred Annuities and Income Annuities and Financial Freedom Account Deferred Annuities and Income Annuities by certain qualified employees of MetLife.

     From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into such other arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

     The offering of all Deferred Annuities and Income Annuities is continuous. Owners and participants under Deferred Annuities and Income Annuities may not be offered all investment choices. Each contract will indicate those investment choices available under the Deferred Annuity or Income Annuity.

EARLY WITHDRAWAL CHARGE


     The total amount of early withdrawal charges paid to and retained by MetLife for the years ended December 31, 1997, 1998 and 1999 were $7,593,681, $9,151,073, and $11,573,446 respectively.


EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for certain Deferred Annuities and for certain other Deferred Annuities .000025905 (the daily equivalent of an effective annual rate of .95%).

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the contract.

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.


     Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new single payment immediate contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity, the annuitant will be given the benefit of the new rates.


ANNUITY UNIT VALUE

     The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" on page A-PPA-30, B-PPA-32, C-PPA-32 and FFA-48 in the Prospectus.)

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is
 .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Income Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1. Annuity Unit Value, beginning of period........................ $ 10.20000

2. "Experience factor" for period.................................   1.023558

3. Daily adjustment for 4% of Assumed Investment Rate.............  .99989255

4. (2) X (3)......................................................   1.023448

5. Annuity Unit Value, end of period (1) X (4).................... $ 10.43917

                        ILLUSTRATION OF ANNUITY PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

 1. Number of Accumulation Units as of Annuity Date...............       1,500.00

 2. Accumulation Unit Value.......................................  $    11.80000

 3. Accumulation Value of the Deferred Annuity (1) X (2)..........  $   17,700.00

 4. First monthly income payment per $1,000 of Accumulation
  Value...........................................................  $        5.63

 5. First monthly income payment (3) X (4) / 1,000................  $       99.65

 6. Annuity Unit Value (see Illustration of Calculation of Annuity
  Unit Value above as of Annuity Date)............................  $    10.80000

 7. Number of Annuity Units (5) / (6).............................        9.22685

 8. Assume Annuity Unit Value for the second month equal to (10
  days prior to payment)..........................................  $    10.97000

 9. Second monthly Annuity Payment (7) X (8)......................  $      101.22

10. Assume Annuity Unit Value for third month equal to............  $    10.52684

11. Next monthly Annuity Payment (7) X (10).......................  $       97.13

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES


METROPOLITAN LIFE INSURANCE COMPANY


     Each of the currently available Metropolitan Fund Portfolios pays us, the investment manager of the Metropolitan Fund, an investment management fee. The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:



                                                       INVESTMENT
                                                       MANAGEMENT
                                                          FEE
                                       AVERAGE         SCHEDULE--
                                      DAILY NET          % PER
PORTFOLIO                              ASSETS            ANNUM
-------------------------------   -----------------    ----------
State Street Research Growth      1st $500 Million         .55%
                                  next $500 million        .50%
                                  over $1 billion          .45%

State Street Research Income      1st $250 million         .35%
                                  next $250 million        .30%
                                  over $500 million        .25%

State Street Research             1st $500 million         .50%
  Diversified                     next $500 million        .45%
                                  over $1 billion          .40%

State Street Research             1st $500 million         .75%
  Aggressive Growth               next $500 million        .70%
                                  over $1 billion          .65%

Putnam Large Cap Growth           1st $500 million         .80%
                                  next $500 million        .75%
                                  over $1 billion          .70%

State Street Research Aurora      1st $500 million         .85%
  Small Cap Value                 next $500 million        .80%
                                  over $1 billion          .75%

Putnam International Stock        1st $500 million         .90%
  (formerly Santander             next $500 million        .85%
  International Stock)            over $1 billion          .80%

Loomis Sayles High Yield Bond     All assets               .70%

T. Rowe Price Small Cap Growth    1st $100 million         .55%
                                  next $300 million        .50%
                                  over $400 million        .45%

T. Rowe Price Large Cap Growth    1st $50 million          .70%
                                  over $50 million         .60%

Janus Mid Cap                     1st $100 million         .75%
                                  next $400 million        .70%
                                  over $500 million        .65%

Scudder Global Equity             1st $50 million          .90%
                                  next $50 million         .55%
                                  next $400 million        .50%
                                  over $500 million       .475%

Harris Oakmark Large Cap Value    1st $250 million         .75%
                                  over $250 million        .70%

Neuberger Berman Partners         1st $100 million         .70%
  Mid Cap Value                   next $250 million       .675%
                                  next $500 million        .65%
                                  next $750 million       .625%
                                  over $1.6 billion        .60%

MetLife Stock Index               All Assets               .25%

Lehman Brothers Aggregate Bond    All Assets               .25%
  Index

Russell 2000 Index                All Assets               .25%

Morgan Stanley EAFE Index         All Assets               .30%

MetLife Mid Cap Stock Index       All Assets               .25%



     We pay the following entities for providing services as sub-investment manager of the portfolio(s) indicated:



    SUB-INVESTMENT MANAGER               PORTFOLIO(S)
------------------------------  ------------------------------
State Street Research &         State Street Research Income
  Management Company(1)         State Street Research
                                  Diversified
                                State Street Research Growth
                                State Street Research
                                  Aggressive Growth
                                State Street Research Aurora
                                  Small Cap Value

Putnam Investment Management,   Putnam Large Cap Growth
  Inc.                          Putnam International Stock

Loomis, Sayles & Company,       Loomis Sayles High Yield Bond
  L.P.(2)

Janus Capital Corporation       Janus Mid Cap

T. Rowe Price Associates, Inc.  T. Rowe Price Small Cap Growth
                                T. Rowe Price Large Cap Growth

Scudder Kemper Investments,     Scudder Global Equity
  Inc.

Harris Associates, L.P.(3)      Harris Oakmark Large Cap Value

Neuberger Berman Management     Neuberger Berman Partners Mid
  Incorporated                    Cap Value


------------------

(1) State Street Research & Management Company is one of our subsidiaries.



(2) We indirectly own the general partner of Loomis, Sayles & Company, L.P.



(3) We indirectly own the general partner of Harris Associates, L.P.



CALVERT



     The Calvert Social Balanced Portfolio pays Calvert, the Calvert Social Balanced Portfolio's investment adviser, a base monthly investment advisory fee equivalent to an annual rate of 0.425% of the Portolio's average daily net assets.



     Calvert pays sub-investment advisory fees to NCM Capital Management Group, Inc. These fees are solely the responsibility of Calvert, not of the Calvert Social Balanced Portfolio.


     The Calvert Social Mid Cap Growth Portfolio pays Calvert, the Calvert Social Mid Cap Growth Portfolio's investment advisor, a monthly investment advisory fee equivalent to an annual rate of 0.65% of the Portfolio's average daily net assets.


     Calvert pays sub-investment advisory fees to Brown Capital Management, Inc. These fees are solely the responsibility of Calvert, not of the Calvert Social Mid Cap Growth Portfolio.



FIDELITY


     Fidelity's VIP Equity-Income, VIP Growth, VIP Overseas and VIP II Asset Manager Portfolios pay FMR an investment management fee which is the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR (this rate cannot rise above .52%, and it drops as total assets under management increase) and an individual fee of .20% for Fidelity's VIP Equity-Income Portfolio, .30% for Fidelity's VIP Growth Portfolio, .45% for Fidelity's VIP Overseas Portfolio and .25% for Fidelity's VIP II Asset Manager Portfolio of the average net assets throughout the month. FMR pays sub-advisory fees to Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc. for Fidelity's VIP Overseas and VIP II Asset Manager Portfolios and to Fidelity International Investment Advisors for Fidelity's VIP Overseas Portfolio, but these fees are the sole responsibility of FMR, not the Fidelity VIP or VIP II Funds. Fidelity's VIP Money Market Portfolio and VIP II Investment Grade Bond Portfolio pay FMR an investment management fee which is also the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR and an individual rate. The group fee cannot rise above .37% and it drops as total assets under management increase, and the individual rate is .03% and .30%, of Fideltiy's VIP Money Market and VIP II Investment Grade Bond Portfolios' average net assets throughout the month, respectively. In addition to the sum of the group and individual fee rates, Fidelity's VIP Money Market Portfolio's fee may be affected by an income component. If the portfolio's gross yield is 5% or less, the sum of the group and individual fee rate is the management fee. The income-based component is added to the basic fee only when the portfolio's yield is greater than 5%. The income-based fee is 6% of that portion of the portfolio's yield that represents a gross yield of more than 5% per year. The maximum income-based component is
 .24%. FMR pays a sub-advisory fee to Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.) for Fidelity's VIP Money Market Portoflio. These fees are paid by FMR, on behalf of the Fidelity VIP or VIP II Funds.


     The Zenith Fund pays an investment management fee to New England Investment Management, Inc. ("NEIM") to serve as investment manager to the Davis Venture Value Series and the Loomis Sayles Small Cap Series.



     The Zenith Fund pays as a percentage per annum of the average net assets the following:



                                                       INVESTMENT
                                                       MANAGEMENT
                                       AVERAGE            FEE
                                      DAILY NET          % PER
SERIES                                 ASSETS            ANNUM
-------------------------------   -----------------    ----------

Davis Venture Value               All Assets               .75%

Loomis Sayles Small Cap           1st $500 million         .90%
                                  over $500 million        .85%



     NEIM pays sub-investment advisory fees to Davis Selected Advisers, L.P. for the Davis Venture Value Series and Loomis Sayles & Company, L.P. for the Loomis Sayles Small Cap Series. These fees are solely the responsibility of the NEIM.



     The Metropolitan Fund, the Zenith Fund, the Calvert Fund and the Fidelity VIP and VIP II Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund's and the Zenith Fund prospectuses are attached at the end of this prospectus. The Calvert Fund's and Fidelity VIP and VIP II Funds' prospectuses are given out separately to those investors to whom these investment choices are offered. The SAIs are available upon request.



     See the prospectuses for the Metropolitan Fund and Zenith Fund for a discussion of the different separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund and Zenith Fund and the risks related to that arrangement. See the prospectuses for the Calvert Fund and the Fidelity VIP and VIP II Funds for a discussion of the different separate accounts of the various insurance companies that invest in these funds and the risks related to those arrangements.


PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE ACCOUNT

     From time to time we advertise the performance of various Separate Account investment divisions. For the money market investment divisions, this performance will be stated in terms of "yield" and "effective yield." For the other investment divisions, this performance will be stated in terms of either yield, "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield of the money market investment divisions refers to the income generated by an investment in the investment division over a seven-day period, which will be specified in the advertisement. This income is then annualized, by assuming that the same amount of income is generated each week over a 52 week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the investment division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former's compounding effect. Other yield figures quoted in advertisements, that is those other than the money market investment divisions, will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in Accumulation Unit Value or Annuity Unit Value refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield, change in Accumulation Unit Value and effective yield figures do not reflect the possible imposition of an early withdrawal charge for the Deferred Annuities and certain Enhanced Deferred Annuities, of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.


     Enhanced Preference Plus, Enhanced VestMet and Financial Freedom Deferred Annuities and Enhanced Preference Plus and Financial Freedom Account Income Annuities performance figures vary from other Preference Plus and VestMet Deferred Annuities and Income Annuities as a result of reduced Separate Account charges. Performance may be calculated based upon historical performance of the underlying performance portfolios of the Metropolitan Fund, Zenith Fund, Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio, and the Fidelity VIP and VIP II Funds and may assume that certain Deferred Annuities were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.



     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell 2000 Growth Index, the Russell 2000(R) Value Index, the Russell 1000 Growth Index, the Lehman Brothers, Aggregate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.



     Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. The second technique is the "Equalizer(sm)." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or State Street Research Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector(sm)". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index (available on or about July 5, 2000). Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these investment divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. On or about July 5, 2000, the models will include these investment divisions and the MetLife Mid Cap Stock Index Division. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.


     An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive

Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities or Income Annuities described in the Prospectuses or at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Deferred Annuities or Income Annuities described in the Prospectuses. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity deferred annuities (including all the Deferred Annuities and Income Annuities described in the Prospectuses) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or your Income Annuity, in your sole discretion.

     Under the Keogh Deferred Annuities and the Enhanced unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their respective contributions. Under the Keogh Deferred Annuities and the Enhanced unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you may furnish such materials to participants who may give you voting instructions.

     Under ss.457(f) deferred compensation plans, ss.451 deferred fee arrangements, ss.451 deferred compensation plans, ss.457(e)(11) severance and death benefit plans and the TSA Deferred Annuities and Income Annuities under which the Employer retains all rights, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS


     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Zenith Fund's, Calvert Variable Series' or Fidelity VIP or VIP II Funds' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA

     If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights as described below.

     Generally, the spouse must give qualified consent whenever you elect to:
          a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

          b. make certain withdrawals under plans for which a qualified consent is required;

          c. name someone other than the spouse as your beneficiary;

          d. use your accrued benefit as security for a loan exceeding $5,000.

     Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

     If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

TAXES

GENERAL

     Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

     In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Deferred Annuities and Income Annuities and Enhanced Deferred Annuities and Enhanced Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

DEFERRED ANNUITIES

     The following discussion of the tax code provisions for the Deferred Annuities includes the Enhanced Deferred Annuities subject to the same tax code provisions.

     Generally, all contributions under the Deferred Annuities will be made on a before tax basis. This does not include contributions under:

o  Non-Qualified and Roth IRA Deferred Annuities

     And non-deductible contributions under:

o  IRA and certain other qualified Deferred Annuities

     This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. To the extent contributions to your Deferred Annuity were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your Deferred Annuity are generally subject to income tax when distributed. However, "qualified distributions" of earnings from a Roth IRA are not subject to Federal income tax.

     Contributions to Non-Qualified and Roth IRA Deferred Annuities, as well as non-deductible contributions to IRA Deferred Annuities are made on an "after-tax basis", so that making purchase payments does not reduce the taxes you pay.


     Earnings under the Non-Qualified Deferred Annuities and IRA Deferred Annuities, are normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed. For Roth IRA Deferred Annuities, "qualified distributions" of earnings are not subject to Federal income tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of previously taxed converted amounts may be subject to a penalty tax if made before age 59 1/2.


     Non-Qualified deferred annuities with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, contributions under such deferred annuities will be made on a "before tax" basis and the rules applicable to Keogh plans will apply to such deferred annuities, notwithstanding any provision in the deferred annuities to the contrary. Wherever the terms "Keogh Deferred Annuity" or "Keogh plan" appear in this section, the term shall be deemed to include non-qualified deferred annuities with an appropriate endorsement issued to Keogh and corporate plans covering one individual.

     Under some circumstances certain of the Deferred Annuities, accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.

     The taxable portion of a distribution from a Keogh, Enhanced unallocated Keogh, 403(a) and TSA Deferred Annuity to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of (1) an individual retirement arrangement under ss.408; (2) a qualified trust or 403(a) annuity plan, if the distribution is from a Keogh, Enhanced unallocated Keogh, or 403(a) Deferred Annuity; or (3) a TSA, if the distribution is from a TSA Deferred Annuity. An eligible rollover distribution generally is the taxable portion of any distribution from a Keogh, Enhanced unallocated Keogh, 403(a) or TSA Deferred Annuity, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant; (b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in ss.401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code;

(g) the cost of life insurance coverage which is includible in the gross income of the plan participant; (h) certain withdrawals on account of financial hardship and (i) any other taxable distributions from any of these plans which are not eligible rollover distributions.


     The IRA Deferred Annuities accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code. Roth IRA deferred annuities only accept "after-tax" contributions.

     All taxable distributions from Keogh, Enhanced unallocated Keogh, 403(a) and TSA Deferred Annuities that are not eligible rollover distributions and all taxable distributions from IRAs and Non-Qualified Deferred Annuities will be subject to Federal income tax withholding, unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment. All taxable distributions from the PEDC Deferred Annuity will be subject to the same Federal income tax withholding as regular wages.

     Each type of Deferred Annuity is subject to various tax limitations. Typically, except for the Non-Qualified Deferred Annuities the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Deferred Annuities before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Deferred Annuity (or in some cases from the plan or arrangement that purchased the Deferred Annuity) before you are age 59 1/2. Under a SIMPLE IRA, the tax penalty is increased to 25% for withdrawals during the first two years of an employee's participation in the SIMPLE IRA.


     The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the Federal tax rules on a Deferred Annuity-by-Deferred Annuity basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.


     Traditional IRA and Enhanced IRA Deferred Annuities. The tax rules outlined in this section for both Traditional IRA and Enhanced IRA Deferred Annuities are the same. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed in the next paragraph. Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows.


     Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2000, if you are an "active participant" in another retirement plan and if your adjusted gross income is $32,000 or less ($52,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $42,000 ($62,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to $4,000 ($2,000 each) to two IRAs, one in your name and one in your spouse's. Neither can exceed $2,000, nor can it exceed your joint compensation.



     Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expense; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) to pay for qualified higher education expenses; (7) for qualified first time home purchases; or (8) made after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under ss.72(t) of the Code and thus not subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payments.


     If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro rata withdrawal of both, based on all of your IRAs (not just the IRA Deferred Annuities). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, which is not subject to the 10% tax penalty. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

     Withdrawals may be transferred to another IRA without Federal tax consequences if Code requirements are met. Your Deferred Annuity is not forfeitable and you may not transfer it.

     Your entire interest in the Deferred Annuity must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payments of your entire interest within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary, and, if your Deferred Annuity permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your beneficiary is your spouse, he or she may elect to continue the Deferred Annuity as his or her own IRA Deferred Annuity after your death. If you die after the required withdrawal has begun, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death. The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.


     It is unclear whether a variable annuity for a term certain not exceeding your life expectancy can automatically satisfy the minimum distribution rule.



     If you select an income annuity payable over a term certain period or a life contingent annuity with a guaranteed period in excess of 20 years, the proposed regulations require that payments begin in the year in which you attain 70 1/2 and that you receive the equivalent of 12 months of income payments by April 15th of the year following the calendar year in which you reach 70 1/2, and another 12 months of payments by December 31st of that year.



     If you intend to choose an pay-out annuity which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.


     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     Roth IRA Deferred Annuities. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your "compensation." You could have contributed up to the annual contribution limit to a Roth IRA in 1998 if your adjusted gross income is not in excess of $95,000 ($150,000 for married couples filing jointly). The contribution limits to a Roth IRA are phased out ratably for individuals with income between $95,000 and $110,000 and for married couples filing jointly with income between $150,000 and $160,000; and for married couples filing separately between $0 and $10,000. Annual contributions to all IRAs, including Roth IRAs, may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal IRAs." These limits on annual contributions do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from an existing IRA to a Roth IRA. You may make contributions to a Roth IRA after age 70 1/2. Excess contributions are subject to a 6% excess contribution tax penalty, unless such contributions are withdrawn under rules specified in the Code.

     You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert. If you are married but file separately, you may not convert a non-Roth IRA into a Roth IRA.

     Except to the extent you have non-deductible IRA contributions, the amount converted from a non-Roth IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/ rollovers. (See exception discussed below.) For conversions which occurred in 1998, the taxable amount will be included ratably in income over a four year period beginning in 1998, unless you elect otherwise.


     Distributions from a Roth IRA are made first from contributions and then from earnings. Generally, withdrawals from contributions are not subject to tax. However, withdrawals of previously taxed converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10%
premature penalty tax (unless you meet an exception). In addition, withdrawals in 1998, 1999 or 2000 of converted amounts that have received four year income inclusion treatment will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion.


     Withdrawals of earnings will not be subject to Federal income tax if they are "qualified distributions." In order to be a qualified distribution, the withdrawal must be: (a) made at least five taxable years from the year you established a Roth IRA, and (b) made after age 59 1/2, or for death, disability, or a first-time home purchase (up to $10,000). (Please consult your tax advisor regarding the state income tax treatment of your withdrawal.)

     The withdrawal of earnings not meeting the foregoing requirements will be subject to income tax and possibly the 10% premature tax penalty.

     Mandatory minimum distribution rules do not apply while you are alive. Generally, when you die, we must make payment of your entire interest within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his/her lifetime or over a period not beyond your beneficiary's life or life expectancy starting by December 31 of the year following the year in which you die.

     You should consult your tax advisor regarding the tax treatment of Roth IRAs and the appropriateness of the Roth IRA to your particular situation.

     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     SEP Deferred Annuities. Partners and sole proprietors may make purchase payments under SEPs for themselves and their employees, and corporations may make purchase payments under SEPs for their employees. Complex rules apply to which employees or other persons must be allowed to participate, and what contributions may be made for each of them. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made (under these SEP rules), your SEP generally operates as if it were an IRA purchased by you under the IRA rules discussed above. An employer is not permitted to establish a salary reduction SEP plan ("SARSEP") after December 31, 1996. However, you may make contributions, in accordance with your plan's provisions, to your existing SARSEP contract if your employer's SARSEP plan was established prior to January 1, 1997.

     SIMPLE IRAs. If an employer has no more than 100 employees (who earn at least $5,000) and the SIMPLE IRA is the exclusive tax-qualified plan of the employer, employees may make contributions on a before-tax basis of up to $6,000 (subject to indexing) and the employer must generally match employee contributions dollar-for-dollar up to 3% of compensation. Under certain circumstances, the employer can elect to make a lesser matching contribution or make a contribution equal to 2% of compensation for all eligible employees. SIMPLE IRAs are exempt from complex nondiscrimination, top-heavy and reporting rules. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made under these SIMPLE IRA rules, your SIMPLE IRA generally operates as if it were an IRA purchased by you under the IRA rules discussed above. (However, the tax penalty for early withdrawals is generally increased for withdrawals within the first two years of an employee's participating in the SIMPLE IRA.)


     PEDC Deferred Annuity. PEDC plans are available to State or local governments and certain tax-exempt organizations as described in ss.457 of the Code. These plans, which must meet the requirements of ss.457(b), provided certain tax deferral benefits to employees and independent contractors. These plans are not available to churches and qualified church-controlled organiz-ations. A PEDC plan maintained by a State or local government must be held in trust (or custodial account or annuity contract) for the exclusive benefit of plan participants and their beneficiaries. Plan benefit deferrals, contributions and all income attributable to such amounts under PEDC plans, other than those maintained by a State or local government as described above, are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer's general creditors.


     The compensation amounts that may be deferred under a PEDC plan may not exceed certain deferral limits established under the Federal tax law. In addition, contributions to other plans may reduce the deferral limit even further.

     Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 70 1/2, (2) when the participant separates from service with the employer, or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations. Amounts will not be treated as "made available" under these rules if (i) an election to defer commencement of a distribution is made by the participant and such election meets certain requirements, or (ii) the total amount payable is $5,000 or less and certain other requirements are met.

     Withdrawals must conform to the complex minimum distribution requirements of the Code, including the requirement that distributions must generally begin no later than April 1 of the calendar year following the later of: the year in which the participant attains age 70 1/2 or, to the extent permitted under your plan or contract, the year the participant retires. Although the minimum distribution rules are similar to the rules summarized below for TSAs there are some differences. For example, for PEDC plans, any distribution payable over a period of more than one year can only be made in substantially non-increasing amounts, and generally distributions may not exceed 15 years. It is not clear whether variable income payments that increase due to the experience of an investment division will be considered non-increasing for purposes of distributions under a PEDC plan.


     Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).

     403(a) Deferred Annuities. The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

     The Code limits the amount of contributions and distributions that may be made under 403(a) plans. Taxable withdrawals before age 59 1/2 may be subject to a 10% tax penalty. Any amounts distributed under the 403(a) Deferred Annuities are generally taxed according to the rules described under ss.72 of the Code. Under rules similar to those described later for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Deferred Annuity must be made or begun to be made no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire. Also, if you die before required withdrawals have begun, the entire interest in the plan generally must be paid within five years of the year in which you died. The minimum distribution rules for 403(a) Deferred Annuities are similar to those rules summarized for TSAs.

     If your benefit under the 403(a) plan is worth more than $5,000, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Excess contributions are subect to a 10% penalty. Special rules apply to the withdrawal of excess contributions.

     Keogh Deferred Annuities. Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. Complex rules apply to the establishment and operation of such plans, including the amounts that may be contributed under them. Excess contributions are subject to a 10% penalty. Special rules apply to the withdrawal of excess contributions.


     Taxable withdrawals before age 59 1/2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments). This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary where such payments begin after separation from service; (4) made to you after you separate from service with your employer after age 55; or (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions).


     Under rules similar to those described later for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your Employer, withdrawals of your entire interest under the deferred annuities must be made or begun to be made beginning no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or deferred annuities, the year you retire. Also, if you die before required withdrawals have begun, the entire interest in the Deferred Annuity generally must be paid within five years of the year in which you died.

     If your benefit under the Keogh plan is worth more than $5,000, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime.

     Non-Qualified deferred annuities with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, the rules applicable to Keogh plans as outlined above will apply to such deferred annuities, notwithstanding any provision in the deferred annuities to the contrary.

     Enhanced Unallocated Keogh Deferred Annuity. Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. Complex rules apply to the establishment and operation of such plans, including the amounts that may be contributed under them. Excess contributions are subect to a 10% penalty. Special rules apply to the withdrawal of excess contributions.

     Taxable withdrawals before age 59 1/2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments). This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you where such payments begin after separation from service; (4) made to you after you separate from service with your employer after age 55;
(5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions); or (6) after December 31, 1999 for IRS levies.


     Withdrawals may be transferred to another qualified trust or a 403(a) annuity plan or (for eligible rollover distributions) to an IRA without Federal tax consequences if Code requirements are met. Your deferred annuity is not forfeitable and you may not transfer it. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the deferred annuity must be withdrawn or begin to be withdrawn by April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or deferred annuity, the year in which you retire. A tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payment of your entire interest under the deferred annuity within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

     If your benefit under the Keogh plan is worth more than $5,000, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime.

     TSA Deferred Annuities. These fall under ss.403(b) of the Code that provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under ss.501(c)(3) of the Code.

     Except for the TSA Deferred Annuity under which the employer retains all rights, your employer buys the Deferred Annuity for you although you, as the participant, then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1/2 are prohibited except for (a) amounts contributed to or earned under your ss.403(b) arrangement before January 1, 1989 that were either paid into or earned under the Deferred Annuity or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other ss.403(b) funding vehicles or any other withdrawals that are not "distributions" under the Code; (c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to a participant's pre-tax contributions and their earnings); (d) after a participant dies, separates from service or becomes disabled (as defined in Code); (e) in the case of financial hardship (as defined in the Code) but only purchase payments may be withdrawn for hardship, not earnings; or (f) under any other circumstances as the Code allows. Special withdrawal restrictions under ss.403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds custodial arrangements even after such amounts are transferred to a Deferred Annuity.


     Taxable withdrawals (other than tax-free transfers) that are allowed before age 59 1/2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawls (1) paid to a beneficiary or participant's estate after the participant's death; (2) due to permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of the participant or the participant and another person named by the participant where such payments begin after separation from service; (4) made to the participant after the participant separates from service with the employer after age 55; (5) made to the participant on account of deductible medical expenses (whether or not the participant actually itemizes deductions);
(6) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse); (7) of excess matching employer contributions made to eliminate discrimination under the Code; (8) timely made to reduce an elective deferral as allowed by the Code; or (9) after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving

Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under ss.72(t) of the Code and thus not be subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retrocative imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payment.



     Withdrawals may be transferred to another ss.403(b) funding vehicle or (for eligible rollover distributions) to an IRA without Federal tax consequences if Code requirements are met. The Deferred Annuity is not forfeitable and may not be transferred. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Deferred Annuity must be withdrawn or begun to be withdrawn by April 1 of the calendar year following the later of: the year in which the participant reaches age 70 1/2 or, to the extent permitted under your plan or contract, the year in which the participant retires. A tax penalty of 50% applies to withdrawals which should have been made but were not. The IRS has not specifically approved the use of an exclusion ratio or recovery amount with respect to a variable income annuity where transfers are permitted between funding options or between a funding option and a guaranteed interest option. At the present time MetLife intends to report the taxable income payments made to you under general tax principles for variables annuities using an excludable amount for each payment based upon your purchase payment (reduced by any refund or guarantee feature as required by Federal tax law) made to provide the income annuity divided by the expected number of payments. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after the participant's death. Generally, if the participant dies before the required withdrawals have begun, we must make payment of your entire interest under the Deferred Annuity within five years of the year in which the participant died or begin payments under an income annuity allowed by the Code to the participant's beneficiary over his or her lifetime or over a period not beyond the beneficiary's life expectancy starting by the December 31 following the year in which the participant dies. If the participant's spouse is the beneficiary, payments may be made over the spouse's lifetime or over a period not beyond the spouse's life expectancy starting by December 31 of the year in which the participant would have reached age 70 1/2, if later. If the participant dies after required withdrawals have begun, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of the death of the participant. If the Deferred Annuity is subject to the Retirement Equity Act because it is part of a plan subject to ERISA, the participant's spouse has certain rights which may be waived with the written consent of the spouse. The IRS allows you to aggregate the amount to be withdrawn from each TSA Deferred Annuity you own and to withdraw this amount in total from any one or more of the TSA Deferred Annuities you own.


     Non-Qualified Deferred Annuity for ss.457(f) Deferred Compensation
Plans. These are deferred compensation agreements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by State or local governments or non-church tax-exempt organizations. In this arrangement, the tax-exempt organizations. In this arrangement the tax-exempt entity (e.g., a hospital) deposits your deferred compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified Deferred Annuity which may be subject to the Non-Qualified Deferred Annuity rules described below. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Deferred Annuity. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

     Any amount made available under the plan to you or your beneficiary is generally taxed according to the annuity rules under ss.72. Thus, when deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the Internal Revenue Service and courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Deferred Annuity to fund a ss.457(f) deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Deferred Annuity for ss.457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under ss.457. MetLife consulted special tax counsel regarding the major Federal tax issues under ss.457. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity.

     Non-Qualified Deferred Annuity for ss.451 Deferred Fee Arrangements. Under a ss.451 deferred fee arrangement, a third party which is tax-exempt entity (e.g., a hospital) enters into a deferred fee arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and, when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of ss.451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant-employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

     A trust established by the tax-exempt entity will own a Non-Qualified Deferred Annuity which may be subject to taxation rules as described below under Non-Qualified Deferred Annuities. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Deferred Annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Deferred Annuity to fund a ss.451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Deferred Annuity for ss.451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under ss.451. This advice from such counsel has not been updated to reflect changes, if any in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity.

     Non-Qualified Deferred Annuity for ss.451 Deferred Compensation
Plans. Under a ss.451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income such amount is to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

     A ss.451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct as compensation the amounts included in income by the participant of the deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, ss.451 rather than ss.457 should apply to their deferred compensation plans. Tax-exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

     A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified Deferred Annuity which may be subject to taxation rules as described later under "Non-Qualified Deferred Annuities". Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the Deferred Annuity.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Deferred Annuity to fund a ss.451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Deferred Annuity for ss.451 Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under ss.451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity.

     Non-Qualified Deferred Annuity for ss.457(e)(11) Severance and Death Benefit Plans. These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified Deferred Annuity, the trust may be subject to the rules described below under Non-Qualified Deferred Annuities. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the Deferred Annuity.

     The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in ss.457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and "bona-fide death benefit" plan, ss.451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and "bona-fide death benefit" plan, your deferral amounts will be subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.

     Special Tax Considerations for Non-Qualified Deferred Annuity for ss.457(e)(11) Severance and Death Benefit Plans. There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under ss.457(e)(11), the applicable section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. In connection with the sale of the Non-Qualified Deferred Annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under ss.457. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

     Non-Qualified Deferred Annuities. The tax rules outlined in this section for both non-Qualified and Enhanced Non-Qualified Deferred Annuities are the same. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Deferred Annuities is generally deferred until it is withdrawn only if you as owner of the Deferred Annuity are an individual (or are treatable as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.


  Diversification



     In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contract.



  Changes to tax rules and interpretations



     Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:



o  Possible taxation of transfers between investment divisions.



o Possible taxation as if you were the owner of your portion of the Separate Account's assets.



o Possible limits on the number of funding options available or the frequency of transfers among them.


     Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

     Taxable withdrawals (other than tax-free exchanges to other non-qualified deferred annuities) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.

     Your Non-Qualified Deferred Annuity may be exchanged for another non-qualified deferred annuity without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you die before the payments under an income annuity begins, we must make payment of your entire interest under the Deferred Annuity within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Deferred Annuity, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death in accordance with the income type selected.

     The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

INCOME ANNUITIES

     The following discussion of the tax code provisions for the Income Annuities includes the Enhanced Income Annuities subject to the same tax code provisions.

     Generally, all purchase payments under the Income Annuities other than purchase payments under Non-Qualified and Roth IRA Income Annuities and purchase payments consisting of non-deductible contributions under IRA Income Annuities, will be on a "before-tax" basis. This means that the purchase payment was either a reduction from income, entitled you to a tax deduction or was not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money paid as income payments under the Income Annuity.


     Generally, the Non-Qualified Income Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal. The IRS has not specifically approved the use of an exclusion ratio or recovery amount with respect to a variable income annuity where transfers are permitted between funding options or between a funding option and a guaranteed interest option. At the present time MetLife intends to report the taxable income payments made to you under general tax principals for variables annuities using an excludable amount for each payment based upon your purchase payment (reduced by any refund or guarantee feature as required by Federal tax law) made to provide the income annuity divided by the expected number of payments. For the Roth IRA Income Annuity, "qualified distributions" of earnings are not subject to tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.


     The IRA Income Annuities and under some circumstances certain Income Annuities accept both purchase payments that have entitled you as the owner to a current tax deduction or to a reduction in taxable income and those that do not. Taxation of income payments depends on whether or not you as the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.


     All taxable income payments (other than income payments under the PEDC Income Annuities) will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code at the time of payment. All taxable income payments under the PEDC Income Annuities will be subject to the same Federal income tax withholding treatment as regular wages.

     Income payments (other than tax-free transfers to other ss.403(b) funding vehicles and payments made under a PEDC plan) that are allowed before age 59 1/2 are generally subject to an additional 10% tax penalty on the taxable portion of the income payment. (Under a SIMPLE IRA, the tax penalty is increased to 25% for withdrawals during the first two years of an employee's participation in the SIMPLE IRA.) This penalty does not apply to income payments (1) paid to your beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over your life or life expectancy of you and another person named by you, (for TSAs, Keogh and 403(a) plans, you must also be separated from service when payments begin); and (4) under a Non-Qualified Income Annuity purchased with a single purchase payment which provides for substantially equal payments (to be made not less frequently than annually) commencing no later than one year from the purchase date. Additionally, under TSAs, Keogh and 403(a) plans the penalty does not apply to income payments (1) made to you after you separate from service with your employer after age 55; (2) made to you on account of deductible medical expenses (whether or not you actually itemize deductions); (3) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse); or (4) IRS levies. For IRAs, SIMPLE IRAs and SEPS the 10% tax penalty will also not apply to income payments to pay deductible medical expenses (whether or not you actually itemize your deduction) to enable certain unemployed persons to pay medical insurance premiums; to pay for qualified higher education expenses; or made for qualified first time home purchases. There is a possibility that if you make transfers as described earlier in this Prospectus before age 59 1/2 or within five years of the purchase of the Income Annuity, the exercise of the transfer provision may cause the retroactive imposition of this tax.


     Income payments from a Roth IRA Income Annuity generally will be tax-free to the extent the payment represents the return of contributions. However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2. Distributions from earnings will not be subject to income taxes if they are "qualified distributions." To the extent your income payments relate to earnings that do not meet the definition of "qualified distribution" they will be subject to income tax and may be subject to the 10% tax penalty if you are under 59 1/2 and do not meet one of the exceptions previously described. However, withdrawals of taxable converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% premature penalty tax (unless you meet an exception). In addition, withdrawals in 1998, 1998 or 2000 of converted amounts that have received four year income inclusion treatment will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion. You should consult with your tax advisor regarding the tax treatment of Roth IRAs and the appropriateness of the Roth IRA Income Annuity to your particular situation.


     The following paragraphs will briefly summarize some of the Federal tax rules, but we will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.


     You must generally begin receiving distributions under the IRA, SIMPLE IRA, and SEP Income Annuities no later than the April 1 of the calendar year following the year in which you reach age 70 1/2 a tax penalty of 50% applies to payments which should have been made but were not. (For taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, distributions for Keogh Income Annuities must generally begin no later than April 1 of the calendar year following the later of: the year in which you reach 70 1/2 or, to the extent permitted under your plan or deferred annuity, the year you retire.) This does not apply to a Roth IRA Income Annuity. Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before income payments begin under an Income Annuity, the Code generally requires that your entire interest be paid within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. If you die before income payments begin, we will pay your entire interest under the Deferred Annuity or Income Annuity in a lump sum to your beneficiary after we receive proof of your death. For IRA, SIMPLE IRA and SEP Income Annuities, if you die after income payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments of your remaining interest continue to be made at least as rapidly as under the method of distribution that was used at the time of your death.

     In general, the purchase of an Income Annuity will meet minimum distribution requirements under the tax law where the payments are non-increasing, made at least annually, and are payable over your lifetime (or a period not exceeding your life expectancy), or over the joint lives of you and the designated beneficiary (or over a period not exceeding the life expectancies of you and the designated beneficiary).

     Under proposed regulations, distributions under a life annuity (or a life annuity with a period certain) will not be found to be increasing merely because the amount of the payments vary with the investment preference of the underlying assets.


     It is unclear whether a variable annuity for a term certain not exceeding your life expectancy can automatically satisfy the minimum distribution rule.



     If you select an income annuity payable over a term certain period or a life contingent annuity with a guaranteed period in excess of 20 years, the proposed regulations require that payments begin in the year in which you attain 70 1/2 and that you receive the equivalent of 12 months of income payments by April 15th of the year following the calendar year in which you reach 70 1/2, and another 12 months of payments by December 31st of that year.



     If you intend to choose an pay-out annuity which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.



     It is not clear whether variable income payments that increase due to the experience of an investment division will be considered non-increasing for purposes of distributions under a PEDC plan.


     The rules for minimum distribution are very complex and you should consult your own tax advisor as to their applicability to the Income Annuity and the tax consequences of transferring money between investment divisions or between investment divisions and the Fixed Interest Option.

     For the Roth IRA Income Annuity, the Code requires any remaining payment be made to your beneficiary within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. Therefore, if you choose a Roth IRA Income Annuity that has a period certain (e.g., an income annuity for life with a ten year term certain), the period certain cannot exceed the greater of five years or the life expectancy of your beneficiary. (Subsequent changes to your beneficiary after choosing a Roth IRA Income Annuity may cause you to be in violation of this rule.)

     For taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, distributions of your entire interest under the TSA, Keogh, PEDC and 403(a) Income Annuities must be made beginning no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or deferred annuity, the year you retire. A tax penalty of 50% applies to payments which should have been made but were not. Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before payments begin under an Income Annuity, the Code generally requires that your entire interest under the Income Annuity be paid within five years of the year in which you died. If you die before payments begin under this Income Annuity, we will pay your entire interest under the Income Annuity in a lump sum to the beneficiary after we receive proof of death. If you die after income payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

     Any income payments distributed under 403(a) Income Annuities are generally taxed according to the rules described under ss.72 of the Code.

     If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $5,000, the Code requires that your Income Annuity protect your spouse if you die before your receive any income payments under the Income Annuity or if you die while income payments are being made. If your Income Annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

     Non-Qualified Income Annuity for ss.457(f) Deferred Compensation Plans. Any income payments distributed under the plan to you or your beneficiary are generally taxed according to the annuity rules under ss.72. Thus, when deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includible in your income and it becomes an "after-tax" purchase payment for the purposes of the tax rules governing income payments in calculating the "exclusion ratio." It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a ss.457(f) deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for ss.457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under ss.457. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity.

     Non-Qualified Income Annuity for ss.451 Deferred Fee Arrangements. A trust established by the tax-exempt entity will own a Non-Qualified Income Annuity which may be subject to taxation rules as described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Income Annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for income payments under the plan. It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. These persons should consult their own tax advisor for information on the tax treatment of these income payments made under the plan.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a ss.451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for ss.451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under ss.451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Defered Annuity.

     Non-Qualified Income Annuity for ss.451 Deferred Compensation Plans. A trust established by the tax-exempt entity or the taxable entity will own a Non-Qualified Income Annuity which may be subject to taxation rules as described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity will flow to the tax-exempt entity or the taxable entity that is the grantor of such trust. Each such entity should consult its own tax advisor with respect to the tax rules governing the Income Annuity. Participants will not be taxed on their tax deferred compensation amounts until the year in which they are paid or made available to them, unless under the method of accounting the participant uses in computing taxable income such amount is to be properly accounted for in a different period.

     It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a ss.451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for ss.451 Deferred Compensation Plans MetLife consulted special tax counsel regarding the major Federal tax issues under ss.451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity.

     Non-Qualified Income Annuity for ss.457(e)(11) Severance and Death Benefit Plans. As the owner of a Non-Qualified Income Annuity, the trust is generally subject to the rules described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the Income Annuity.

     The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in ss.457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and "bona-fide death benefit" plan ss.451 of the Code will apply and you will be taxed in the tax year in which such benefits are paid or made available to you, unless under the method of accounting you use in computing taxable income such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and "bona-fide death benefit" plan, the amounts which constituted your purchase payment will be subject to tax in the year in which they are deferred. In the event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service. It is unclear whether the 10% tax penalty of distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

     Special Tax Considerations for Non-Qualified Income Annuity for ss.457(e)(11) Severance and Death Benefit Plans. There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under ss.457(e)(11), the applicable section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. In connection with the sale of the Non-Qualified Income Annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under ss.457. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another

Code section, a severance pay plan with features similar to this arrangement would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Income Annuity. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.


     Non-Qualified and Enhanced Non-Qualified Income Annuities. The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified by the Code). Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each income payment is a non-taxable return of your purchase payment and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell the purchaser of an Income Annuity what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.



  Diversification



     In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contract.



  Changes to tax rules and interpretations



     Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:



o  Possible taxation of transfers between investment divisions.



o Possible taxation as if you were the owner of your portion of the Separate Account's assets.



o Possible limits on the number of funding options available or the frequency of transfers among them.



The IRS has not specifically approved the use of an exclusion ratio or recovery amount with respect to a variable income annuity where transfers are permitted between funding options or between a funding option and a guaranteed interest option. At the present time MetLife intends to report the taxable income payments made to you under general tax principles for variables annuities using an excludable amount for each payment based upon your purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), made to provide the income annuity divided by the expected number of payments.



     If you die before income payments begin, the Code generally requires payment of your entire interest in the non-qualified income annuity to be made within five years of the date of your death. If you die before income payments begin, we will pay your entire interest under the Income Annuity of your beneificiary in a lump sum after we receive proof of your death. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution before your death, in accordance with the income type selected.


     The tax law treats two or more non-qualified deferred annuities isued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. It is unclear whether this rule adversely affects the tax treatment of income payments received under a contract which was issued during the same calendar year in which you purchased another annuity from the same company (or its affilates) under which your are not yet receiving income payments.

 FOR THE PERIOD JANUARY 1, 1999 TO DECEMBER 31, 1999--PREFERENCE PLUS DEFERRED
                                   ANNUITIES
                          (10% FREE CORRIDOR VERSION)



                                                   CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                   UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       17.03%           10.85%
State Street Research Income Division..........       -3.52%           -9.84%
State Street Research Diversified Division.....        7.36%            1.11%
State Street Research Aggressive Growth
  Division.....................................       31.61%           25.54%
MetLife Stock Index Division...................       19.31%           13.14%
Putnam International Stock Division (formerly
  Santander)...................................       15.06%            8.86%
Calvert Social Balanced Division...............       10.84%            4.62%
Janus Mid Cap Division.........................      120.24%          114.79%
Loomis Sayles High Yield Bond Division.........       16.35%           10.17%
T. Rowe Price Small Cap Growth Division........       26.37%           20.26%
Scudder Global Equity Division.................       23.57%           17.44%
Harris Oakmark Large Cap Value Division........       -8.03%          -14.39%
Lehman Brothers Aggregate Bond Index
  Division.....................................       -2.57%           -8.89%
Morgan Stanley EAFE(R) Index Division..........       23.35%           17.22%
Neuberger Berman Partners Mid Cap Value
  Division.....................................       16.12%            9.94%
Russell 2000(R) Index Division.................       21.18%           15.03%
T. Rowe Price Large Cap Growth Division........       20.71%           14.55%



 FOR THE PERIOD JANUARY 1, 1995 TO DECEMBER 31, 1999--PREFERENCE PLUS DEFERRED
                                   ANNUITIES
                          (10% FREE CORRIDOR VERSION)



                                                   CHANGE IN
                                   CHANGE IN      ACCUMULATION
                                  ACCUMULATION     UNIT VALUE     AVERAGE ANNUAL
                                   UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    --------------
State Street Research Growth
  Division.....................      198.00%          24.39%           24.22%
State Street Research Income
  Division.....................       36.63%           6.44%            6.03%
State Street Research
  Diversified Division.........      114.32%          16.46%           16.20%
State Street Research
  Aggressive Growth Division...      111.85%          16.19%           15.93%
MetLife Stock Index Division...      222.92%          26.40%           26.25%
Putnam International Stock
  Division (formerly
  Santander)...................       29.75%           5.34%            4.92%
Calvert Social Balanced
  Division.....................      115.18%          16.55%           16.30%



    FOR THE PERIOD INCEPTION TO DECEMBER 31, 1999--PREFERENCE PLUS DEFERRED
                                   ANNUITIES
                          (10% FREE CORRIDOR VERSION)



                                                              CHANGE IN
                                              CHANGE IN      ACCUMULATION
                                 INCEPTION   ACCUMULATION     UNIT VALUE     AVERAGE ANNUAL
                                   DATE       UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 --------    ------------    ------------    --------------
State Street Research Growth
  Division.....................  7/2/90         301.40%          15.75%           15.75%
State Street Research Income
  Division.....................  7/2/90          86.50%           6.78%            6.78%
State Street Research
  Diversified Division.........  7/2/90         190.40%          11.87%           11.87%
State Street Research
  Aggressive Growth Division...  7/2/90         270.10%          14.76%           14.76%
MetLife Stock Index Division...  7/2/90         342.40%          16.94%           16.94%
Putnam International Stock
  Division
  (formerly Santander).........  7/1/91          84.90%           7.49%            7.49%
Calvert Social Balanced
  Division.....................  9/17/90        182.10%          11.81%           11.81%
Janus Mid Cap Division.........  3/3/97         278.60%          60.06%           59.60%
Loomis Sayles High Yield Bond
  Division.....................  3/3/97          11.70%           3.99%            2.51%
T. Rowe Price Small Cap Growth
  Division.....................  3/3/97          51.90%          15.92%           14.76%
Scudder Global Equity
  Division.....................  3/3/97          53.60%          16.37%           15.23%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98        -10.70%          -9.43%          -14.30%
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98         -1.40%          -1.23%           -5.99%
Morgan Stanley EAFE(R) Index
  Division.....................  11/9/98         33.10%          28.44%           24.03%
Neuberger Berman Partners Mid
  Cap Value Division...........  11/9/98         24.60%          21.23%           16.74%
Russell 2000(R) Index
  Division.....................  11/9/98         27.60%          23.78%           19.32%
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98         32.90%          28.27%           23.86%

FOR THE JANUARY 1, 1999 TO DECEMBER 31, 1999--PREFERENCE PLUS (20% FREE CORRIDOR
                                    VERSION)



                                                   CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                   UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       17.03%            11.66%
State Street Research Income Division..........       -3.52%            -9.17%
State Street Research Diversified Division.....        7.36%             1.86%
State Street Research Aggressive Growth
  Division.....................................       31.61%            26.46%
MetLife Stock Index Division...................       19.31%            13.98%
Putnam International Stock Division (formerly
  Santander)...................................       15.06%             9.67%
Calvert Social Balanced Division...............       10.84%             5.40%
Janus Mid Cap Division.........................      120.24%           116.33%
Loomis Sayles High Yield Bond Division.........       16.35%            10.98%
T. Rowe Price Small Cap Growth Division........       26.37%            21.14%
Scudder Global Equity Division.................       23.57%            18.30%
Harris Oakmark Large Cap Value Division........       -8.03%           -13.75%
Lehman Brothers Aggregate Bond Index
  Division.....................................       -2.57%            -8.21%
Morgan Stanley EAFE Index Division.............       23.35%            18.08%
Neuberger Berman Partners Mid Cap Value
  Division.....................................       16.12%            10.75%
Russell 2000 Index Division....................       21.18%            15.87%
T. Rowe Price Large Cap Growth Division........       20.71%            15.40%



 FOR THE PERIOD JANUARY 1, 1995 TO DECEMBER 31, 1999--PREFERENCE PLUS (20% FREE
                               CORRIDOR VERSION)



                                                   CHANGE IN
                                   CHANGE IN      ACCUMULATION
                                  ACCUMULATION        UNIT        AVERAGE ANNUAL
                                   UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    --------------
State Street Research Growth
  Division.....................      198.00%          24.39%           24.29%
State Street Research Income
  Division.....................       36.63%           6.44%            6.10%
State Street Research
  Diversified Division.........      114.32%          16.46%           16.27%
State Street Research
  Aggressive Growth Division...      111.85%          16.19%           16.00%
MetLife Stock Index Division...      222.92%          26.40%           26.32%
Putnam International Stock
  Division (formerly
  Santander)...................       29.75%           5.34%            4.98%
Calvert Social Balanced
  Division.....................      115.18%          16.55%           16.37%



    FOR THE PERIOD INCEPTION TO DECEMBER 31, 1999--PREFERENCE PLUS (20% FREE
                               CORRIDOR VERSION)



                                                            CHANGE IN
                                             CHANGE IN     ACCUMULATION
                                 INCEPTION  ACCUMULATION       UNIT       AVERAGE ANNUAL
                                   DATE      UNIT VALUE     ANNUALIZED     TOTAL RETURN
                                 --------   ------------   ------------   --------------
State Street Research Growth
  Division.....................  7/2/90        301.40%         15.75%          15.75%
State Street Research Income
  Division.....................  7/2/90         86.50%          6.78%           6.78%
State Street Research
  Diversified Division.........  7/2/90        190.40%         11.87%          11.87%
State Street Research
  Aggressive Growth Division...  7/2/90        270.10%         14.76%          14.76%
MetLife Stock Index Division...  7/2/90        342.40%         16.94%          16.94%
Putnam International Stock
  Division (formerly
  Santander)...................  7/1/91         84.90%          7.49%           7.49%
Calvert Social Balanced
  Division.....................  9/17/90       182.10%         11.81%          11.81%
Janus Mid Cap Division.........  3/3/97        278.60%         60.06%          59.88%
Loomis Sayles High Yield Bond
  Division.....................  3/3/97         11.70%          3.99%           2.70%
T. Rowe Price Small Cap Growth
  Division.....................  3/3/97         51.90%         15.92%          14.97%
Scudder Global Equity
  Division.....................  3/3/97         53.60%         16.37%          15.44%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98       -10.70%         -9.43%         -13.82%
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98        -1.40%         -1.23%          -5.46%
Morgan Stanley EAFE(R) Index
  Division.....................  11/9/98        33.10%         28.44%          24.71%
Neuberger Berman Partners Mid
  Cap Value Division...........  11/9/98        24.60%         21.23%          17.38%
Russell 2000 Index Division....  11/9/98        27.60%         23.78%          19.98%
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98        32.90%         28.27%          24.54%

YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1999--PREFERENCE PLUS DEFERRED
                                   ANNUITIES



     State Street Research Growth Division.....................      -0.92%
     State Street Research Income Division.....................       5.28%
     State Street Research Diversified Division................       1.87%
     State Street Research Aggressive Growth Division..........      -1.21%
     MetLife Stock Index Division..............................      -0.37%
     Putnam International Stock Division (formerly
       Santander)..............................................      -0.64%
     Calvert Social Balanced Division..........................      -1.72%
     Janus Mid Cap Division....................................       7.73%
     Loomis Sayles High Yield Bond Division....................      -1.40%
     T. Rowe Price Small Cap Growth Division...................       0.15%
     Scudder Global Equity Division............................       1.86%
     Harris Oakmark Large Cap Value Division...................       5.13%
     Lehman Brothers Aggregate Bond Index Division.............      -0.34%
     Morgan Stanley EAFE(R) Index Division.....................      -0.35%
     Neuberger Berman Partners Mid Cap Value Division..........       0.30%
     Russell 2000(R) Index Division............................      -0.91%
     T. Rowe Price Large Cap Growth Division...................



 FOR THE PERIOD JANUARY 1, 1999 TO DECEMBER 31, 1999--ENHANCED PREFERENCE PLUS
                               DEFERRED ANNUITIES
                 (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)



                                                   CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                   UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       17.35%           11.17%
State Street Research Income Division..........       -3.21%           -9.53%
State Street Research Diversified Division.....        7.69%            1.44%
State Street Research Aggressive Growth
  Division.....................................       31.99%           25.92%
MetLife Stock Index Division...................       19.65%           13.48%
Putnam International Stock Division (formerly
  Santander)...................................       15.40%            9.21%
Calvert Social Balanced Division...............       11.20%            4.97%
Janus Mid Cap Division.........................      120.82%          115.37%
Loomis Sayles High Yield Bond Division.........       16.68%           10.50%
T. Rowe Price Small Cap Growth Division........       26.82%           20.71%
Scudder Global Equity Division.................       24.02%           17.89%
Harris Oakmark Large Cap Value Division........       -7.82%          -14.17%
Lehman Brothers Aggregate Bond Index
  Division.....................................       -2.27%           -8.59%
Morgan Stanley EAFE(R) Index Division..........       23.70%           17.57%
Neuberger Berman Partners Mid Cap Value
  Division.....................................       16.50%           10.31%
Russell 2000(R) Index Division.................       21.65%           15.50%
T. Rowe Price Large Cap Growth Division........       21.07%           14.92%



 FOR THE PERIOD JANUARY 1, 1995 TO DECEMBER 31, 1999--ENHANCED PREFERENCE PLUS
                               DEFERRED ANNUITIES
                 (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)



                                                   CHANGE IN
                                   CHANGE IN      ACCUMULATION
                                  ACCUMULATION    UNIT VALUE      AVERAGE ANNUAL
                                   UNIT VALUE     ANNUALIZED       TOTAL RETURN
                                  ------------    ------------    --------------
State Street Research Growth
  Division.....................      202.37%          24.75%           24.58%
State Street Research Income
  Division.....................       38.68%           6.76%            6.35%
State Street Research
  Diversified Division.........      117.62%          16.82%           16.56%
State Street Research
  Aggressive Growth Division...      114.99%          16.53%           16.28%
MetLife Stock Index Division...      227.74%          26.78%           26.62%
Putnam International Stock
  Division (formerly
  Santander)...................       31.67%           5.65%            5.23%
Calvert Social Balanced
  Division.....................      118.47%          16.91%           16.66%

FOR THE PERIOD INCEPTION TO DECEMBER 31, 1999--ENHANCED PREFERENCE PLUS DEFERRED
                                   ANNUITIES
                 (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)



                                                              CHANGE IN
                                              CHANGE IN      ACCUMULATION
                                 INCEPTION   ACCUMULATION     UNIT VALUE     AVERAGE ANNUAL
                                   DATE       UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 --------    ------------    ------------    --------------
State Street Research Growth
  Division.....................  7/2/90         312.79%          16.09%           16.09%
State Street Research Income
  Division.....................  7/2/90          91.96%           7.10%            7.10%
State Street Research
  Diversified Division.........  7/2/90         198.81%          12.21%           12.21%
State Street Research
  Aggressive Growth Division...  7/2/90         280.61%          15.10%           15.10%
MetLife Stock Index Division...  7/2/90         355.21%          17.29%           17.29%
Putnam International Stock
  Division
  (formerly Santander).........  7/l/91          89.60%           7.81%            7.81%
Calvert Social Balanced
  Division.....................  9/17/90        160.20%          11.66%           11.66%
Janus Mid Cap Division.........  3/3/97         281.80%          60.54%           60.08%
Loomis Sayles High Yield Bond
  Division.....................  3/3/97          12.60%           4.28%            2.81%
T. Rowe Price Small Cap Growth
  Division.....................  3/3/97          53.20%          16.27%           15.12%
Scudder Global Equity
  Division.....................  3/3/97          54.90%          16.72%           15.59%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98        -10.40%          -9.16%          -14.03%
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98         -1.10%          -0.96%           -5.72%
Morgan Stanley EAFE(R) Index
  Division.....................  11/9/98         33.60%          28.86%           24.46%
Neuberger Berman Partners Mid
  Cap Value Division...........  11/9/98         25.00%          21.57%           17.09%
Russell 2000(R) Index
  Division.....................  11/9/98         28.10%          24.20%           19.75%
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98         33.30%          28.61%           24.20%



 FOR THE PERIOD JANUARY 1, 1999 TO DECEMBER 31, 1999--ENHANCED PREFERENCE PLUS
                               DEFERRED ANNUITIES
                 (WITH SALES LOAD) (20% FREE CORRIDOR VERSION)



                                                   CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                   UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       17.35%           11.99%
State Street Research Income Division..........       -3.21%           -8.85%
State Street Research Diversified Division.....        7.69%            2.20%
State Street Research Aggressive Growth
  Division.....................................       31.99%           26.84%
MetLife Stock Index Division...................       19.65%           14.32%
Putnam International Stock Division (formerly
  Santander)...................................       15.40%           10.01%
Janus Mid Cap Division.........................      120.82%          116.91%
Loomis Sayles High Yield Bond Division.........       16.68%           11.32%
T. Rowe Price Small Cap Growth Division........       26.82%           21.60%
Scudder Global Equity Division.................       24.02%           18.76%
Harris Oakmark Large Cap Value Division........       -7.82%          -13.53%
Lehman Brothers Aggregate Bond Index
  Division.....................................       -2.27%           -7.90%
Morgan Stanley EAFE(R) Index Division..........       23.70%           18.44%
Neuberger Berman Partners Mid Cap Value
  Division.....................................       16.50%           11.13%
Russell 2000(R) Index Division.................       21.65%           16.36%
T. Rowe Price Large Cap Growth Division........       21.07%           15.77%
Calvert Social Balanced Division...............       11.20%            5.75%
Calvert Social Mid Cap Growth Division.........        5.97%            0.45%
Fidelity Equity-Income Division................        5.32%           -0.21%
Fidelity Growth Division.......................       36.13%           31.04%
Fidelity Overseas Division.....................       41.26%           36.24%
Fidelity Investmt Grade Bond Division..........       -1.96%           -7.59%
Fidelity Asset Manager Division................       10.05%            4.60%

             FOR THE PERIOD JANUARY 1, 1995 TO DECEMBER 31, 1999--
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES (WITH SALES LOAD) (20% FREE CORRIDOR
                                    VERSION)



                                                   CHANGE IN
                                   CHANGE IN      ACCUMULATION
                                  ACCUMULATION     UNIT VALUE     AVERAGE ANNUAL
                                   UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    --------------
State Street Research Growth
  Division.....................      202.37%          24.75%           24.66%
State Street Research Income
  Division.....................       38.68%           6.76%            6.42%
State Street Research
  Diversified Division.........      117.62%          16.82%           16.63%
State Street Research
  Aggressive Growth Division...      114.99%          16.53%           16.35%
MetLife Stock Index Division...      227.74%          26.78%           26.70%
Putnam International Stock
  Division (formerly
  Santander)...................       31.67%           5.65%            5.30%
Calvert Social Balanced
  Division.....................      118.47%          16.91%           16.73%
Calvert Social Mid Cap Growth
  Division.....................      145.32%          19.65%           19.50%
Fidelity Equity-Income
  Division.....................      123.86%          17.48%           17.30%
Fidelity Growth Division.......      250.64%          28.50%           28.44%
Fidelity Overseas Division.....      112.42%          16.25%           16.06%
Fidelity Investment Grade Bond
  Division.....................       35.66%           6.29%            5.94%
Fidelity Asset Manager
  Division.....................       97.22%          14.54%           14.33%



                FOR THE PERIOD INCEPTION TO DECEMBER 31, 1999--
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES (WITH SALES LOAD) (20% FREE CORRIDOR
                                    VERSION)



                                                              CHANGE IN
                                              CHANGE IN      ACCUMULATION
                                 INCEPTION   ACCUMULATION     UNIT VALUE     AVERAGE ANNUAL
                                   DATE       UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 --------    ------------    ------------    --------------
State Street Research Growth
  Division.....................   7/2/90        312.79%          16.09%           16.09%
State Street Research Income
  Division.....................   7/2/90         91.96%           7.10%            7.10%
State Street Research
  Diversified Division.........   7/2/90        198.81%          12.21%           12.21%
State Street Research
  Aggressive Growth Division...   7/2/90        280.61%          15.10%           15.10%
MetLife Stock Index Division...   7/2/90        355.21%          17.29%           17.29%
Putnam International Stock
  Division (formerly
  Santander)...................   7/1/91         89.60%           7.81%            7.81%
Janus Mid Cap Division.........   3/3/97        281.80%          60.54%           60.37%
Loomis Sayles High Yield Bond
  Division.....................   3/3/97         12.60%           4.28%            3.00%
T. Rowe Price Small Cap Growth
  Division.....................   3/3/97         53.20%          16.27%           15.33%
Scudder Global Equity
  Division.....................   3/3/97         54.90%          16.72%           15.80%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98        -10.40%          -9.16%          -13.55%
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98         -1.10%          -0.96%           -5.20%
Morgan Stanley EAFE(R) Index
  Division.....................  11/9/98         33.60%          28.86%           25.14%
Neuberger Berman Partners Mid
  Cap Value Division...........  11/9/98         25.00%          21.57%           17.73%
Russell 2000(R) Index
  Division.....................  11/9/98         28.10%          24.20%           20.41%
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98         33.30%          28.61%           24.88%
Calvert Social Balanced
  Division.....................   5/1/91        160.20%          11.66%           11.66%
Calvert Social Mid Cap Growth
  Division.....................   5/1/92        159.15%          13.22%           13.22%
Fidelity Equity-Income
  Division.....................   5/1/92        201.27%          15.46%           15.46%
Fidelity Growth Division.......   5/1/92        356.67%          21.89%           21.89%
Fidelity Overseas Division.....   5/1/92        150.58%          12.72%           12.72%
Fidelity Investment Grade Bond
  Division.....................   5/1/92         50.50%           5.47%            5.47%
Fidelity Asset Manager
  Division.....................   5/1/92        133.93%          11.72%           11.72%

             FOR THE PERIOD JANUARY 1, 1999 TO DECEMBER 31, 1999--
   ENHANCED NON-QUALIFIED PREFERENCE PLUS DEFERRED ANNUITIES (NO SALES LOAD)



                                                   CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                   UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       17.35%           17.35%
State Street Research Income Division..........       -3.21%           -3.21%
State Street Research Diversified Division.....        7.69%            7.69%
State Street Research Aggressive Growth
  Division.....................................       31.99%           31.99%
MetLife Stock Index Division...................       19.65%           19.65%
Putnam International Stock Division (formerly
  Santander)...................................       15.40%           15.40%
Janus Mid Cap Division.........................      120.82%          120.82%
Loomis Sayles High Yield Bond Division.........       16.68%           16.68%
T. Rowe Price Small Cap Growth Division........       26.82%           26.82%
Scudder Global Equity Division.................       24.02%           24.02%
Harris Oakmark Large Cap Value Division........       -7.82%           -7.82%
Lehman Brothers Aggregate Bond Index
  Division.....................................       -2.27%           -2.27%
Morgan Stanley EAFE Index Division.............       23.70%           23.70%
Neuberger Berman Partners Mid Cap Value
  Division.....................................       16.50%           16.50%
Russell 2000(R) Index Division.................       21.65%           21.65%
T. Rowe Price Large Cap Growth Division........       21.07%           21.07%
Calvert Social Balanced Division...............       11.20%           11.20%
Calvert Social Mid Cap Growth Division.........        5.97%            5.97%
Fidelity Equity-Income Division................        5.32%            5.32%
Fidelity Growth Division.......................       36.13%           36.13%
Fidelity Overseas Division.....................       41.26%           41.26%
Fidelity Investment Grade Bond Division........       -1.96%           -1.96%
Fidelity Asset Manager Division................       10.05%           10.05%



             FOR THE PERIOD JANUARY 1, 1995 TO DECEMBER 31, 1999--
   ENHANCED NON-QUALIFIED PREFERENCE PLUS DEFERRED ANNUITIES (NO SALES LOAD)



                                                   CHANGE IN
                                   CHANGE IN      ACCUMULATION      AVERAGE
                                  ACCUMULATION     UNIT VALUE        ANNUAL
                                   UNIT VALUE      ANNUALIZED     TOTAL RETURN
                                  ------------    ------------    ------------
State Street Research Growth
  Division.....................      202.37%          24.75%          24.75%
State Street Research Income
  Division.....................       38.68%           6.76%           6.76%
State Street Research
  Diversified Division.........      117.62%          16.82%          16.82%
State Street Research
  Aggressive Growth Division...      114.99%          16.53%          16.53%
MetLife Stock Index Division...      227.74%          26.78%          26.78%
Putnam International Stock
  Division (formerly
  Santander)...................       31.67%           5.65%           5.65%
Calvert Social Balanced
  Division.....................      118.47%          16.91%          16.91%
Calvert Social Mid Cap Growth
  Division.....................      145.32%          19.65%          19.65%
Fidelity Equity-Income
  Division.....................      123.86%          17.48%          17.48%
Fidelity Growth Division.......      250.64%          28.50%          28.50%
Fidelity Overseas Division.....      112.42%          16.25%          16.25%
Fidelity Investment Grade Bond
  Division.....................       35.66%           6.29%           6.29%
Fidelity Asset Manager
  Division.....................       97.22%          14.54%          14.54%

                FOR THE PERIOD INCEPTION TO DECEMBER 31, 1999--
   ENHANCED NON-QUALIFIED PREFERENCE PLUS DEFERRED ANNUITIES (NO SALES LOAD)



                                                              CHANGE IN
                                              CHANGE IN      ACCUMULATION
                                 INCEPTION   ACCUMULATION     UNIT VALUE     AVERAGE ANNUAL
                                   DATE       UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 --------    ------------    ------------    --------------
State Street Research Growth
  Division.....................   5/1/91        312.79%          16.09%           16.09%
State Street Research Income
  Division.....................   5/1/91         91.96%           7.10%            7.10%
State Street Research
  Diversified Division.........   5/1/91        198.81%          12.21%           12.21%
State Street Research
  Aggressive Growth Division...   5/1/91        280.61%          15.10%           15.10%
MetLife Stock Index Division...   5/1/91        355.21%          17.29%           17.29%
Putnam International Stock
  Division (formerly
  Santander)...................   7/1/91         89.60%           7.81%            7.81%
Janus Mid Cap Division.........   3/3/97        281.80%          60.54%           60.54%
Loomis Sayles High Yield Bond
  Division.....................   3/3/97         12.60%           4.28%            4.28%
T. Rowe Price Small Cap Growth
  Division.....................   3/3/97         53.20%          16.27%           16.27%
Scudder Global Equity
  Division.....................   3/3/97         54.90%          16.72%           16.72%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98        -10.40%          -9.16%           -9.16%
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98         -1.10%          -0.96%           -0.96%
Morgan Stanley EAFE Index
  Division.....................  11/9/98         33.60%          28.86%           28.86%
Neuberger Berman Partners Mid
  Cap Value Division...........  11/9/98         25.00%          21.57%           21.57%
Russell 2000(R) Index
  Division.....................  11/9/98         28.10%          24.20%           24.20%
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98         33.30%          28.61%           28.61%
Calvert Social Balanced
  Division.....................   5/1/91        160.20%          11.66%           11.66%
Calvert Social Mid Cap Growth
  Division.....................   5/1/92        159.15%          13.22%           13.22%
Fidelity Equity-Income
  Division.....................   5/1/92        201.27%          15.46%           15.46%
Fidelity Growth Division.......   5/1/92        356.67%          21.89%           21.89%
Fidelity Overseas Division.....   5/1/92        150.58%          12.72%           12.72%
Fidelity Investment Grade Bond
  Division.....................   5/1/92         50.50%           5.47%            5.47%
Fidelity Asset Manager
  Division.....................   5/1/92        133.93%          11.72%           11.72%





            YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1999--
                  ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES



     State Street Research Growth Division.....................         -0.63%
     State Street Research Income Division.....................          5.60%
     State Street Research Diversified Division................          2.17%
     State Street Research Aggressive Growth Division..........         -0.92%
     MetLife Stock Index Division..............................         -0.07%
     Putnam International Stock Division (formerly
       Santander)..............................................         -0.34%
     Janus Mid Cap Division....................................         -1.44%
     Loomis Sayles High Yield Bond Division....................          8.04%
     T. Rowe Price Small Cap Growth Division...................         -1.12%
     Scudder Global Equity Division............................          0.44%
     Harris Oakmark Large Cap Value Division...................          2.14%
     Lehman Brothers Aggregate Bond Index Division.............          5.38%
     Morgan Stanley EAFE Index Division........................         -0.11%
     Neuberger Berman Partners Mid Cap Value Division..........         -0.07%
     Russell 2000(R) Index Division............................          0.54%
     T. Rowe Price Large Cap Growth Division...................         -0.65%

             FOR THE PERIOD JANUARY 1, 1999 TO DECEMBER 31, 1999--
                  FINANCIAL FREEDOM ACCOUNT DEFERRED ANNUITIES



                                                   CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                   UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       17.35%           17.35%
State Street Research Income Division..........       -3.21%           -3.21%
State Street Research Diversified Division.....        7.69%            7.69%
State Street Research Aggressive Growth
  Division.....................................       31.99%           31.99%
MetLife Stock Index Division...................       19.65%           19.65%
Putnam International Stock Division (formerly
  Santander)...................................       15.40%           15.40%
Janus Mid Cap Division.........................      120.82%          120.82%
Loomis Sayles High Yield Bond Division.........       16.68%           16.68%
T. Rowe Price Small Cap Growth Division........       26.82%           26.82%
Scudder Global Equity Division.................       24.02%           24.02%
Harris Oakmark Large Cap Value Division........       -7.82%           -7.82%
Lehman Brothers Aggregate Bond Index
  Division.....................................       -2.27%           -2.27%
Morgan Stanley EAFE Index Division.............       23.70%           23.70%
Neuberger Berman Partners Mid Cap Value
  Division.....................................       16.50%           16.50%
Russell 2000(R) Index Division.................       21.65%           21.65%
T. Rowe Price Large Cap Growth Division........       21.07%           21.07%
Calvert Social Balanced Division...............       11.18%           11.18%
Calvert Social Mid Cap Growth Division.........        5.97%            5.97%
Fidelity Equity-Income Division................        5.32%            5.32%
Fidelity Growth Division.......................       36.13%           36.13%
Fidelity Overseas Division.....................       41.26%           41.26%
Fidelity Investment Grade Bond Division........       -1.96%           -1.96%
Fidelity Asset Manager Division................       10.05%           10.05%



 FOR THE PERIOD JANUARY 1, 1995 TO DECEMBER 31, 1999--FINANCIAL FREEDOM ACCOUNT
                               DEFERRED ANNUITIES



                                                   CHANGE IN
                                   CHANGE IN      ACCUMULATION
                                  ACCUMULATION     UNIT VALUE     AVERAGE ANNUAL
                                   UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    --------------
MetLife Stock Index Division...      227.60%          26.77%           26.77%
Calvert Social Balanced
  Division.....................      118.44%          16.90%           16.90%
Calvert Social Mid Cap Growth
  Division.....................      145.32%          19.65%           19.65%
Fidelity Equity-Income
  Division.....................      123.86%          17.48%           17.48%
Fidelity Growth Division.......      250.64%          28.50%           28.50%
Fidelity Overseas Division.....      112.42%          16.25%           16.25%
Fidelity Investment Grade Bond
  Division.....................       35.66%           6.29%            6.29%
Fidelity Asset Manager
  Division.....................       97.22%          14.54%           14.54%

    FOR THE PERIOD INCEPTION TO DECEMBER 31, 1999--FINANCIAL FREEDOM ACCOUNT
                               DEFERRED ANNUITIES



                                                              CHANGE IN
                                              CHANGE IN      ACCUMULATION
                                 INCEPTION   ACCUMULATION     UNIT VALUE     AVERAGE ANNUAL
                                   DATE       UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 ---------   ------------    ------------    --------------
State Street Research Growth
  Division.....................  5/1/96         113.90%          23.03%           23.03%
State Street Research Income
  Division.....................  5/1/96          20.42%           5.20%            5.20%
State Street Research
  Diversified Division.........  5/1/96          67.51%          15.10%           15.10%
State Street Research
  Aggressive Growth Division...  5/1/96          49.88%          11.66%           11.66%
Putnam International Stock
  Division
  (formerly Santander).........  7/1/91          29.86%           7.38%            7.38%
MetLife Stock Index Division...  5/1/96         321.30%          18.42%           18.42%
Janus Mid Cap Division.........  3/3/97         281.80%          60.54%           60.54%
Loomis Sayles High Yield
  Division.....................  3/3/97          12.60%           4.28%            4.28%
T. Rowe Price Small Cap Growth
  Division.....................  3/3/97          53.20%          16.27%           16.27%
Scudder Global Equity
  Division.....................  3/3/97          54.90%          16.72%           16.72%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98        -10.40%          -9.16%           -9.16%
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98         -1.10%          -0.96%           -0.96%
Morgan Stanley EAFE(R) Index
  Division.....................  11/9/98         33.60%          28.86%           28.86%
Neuberger Berman Partners Mid
  Cap Value Division...........  11/9/98         25.00%          21.57%           21.57%
Russell 2000(R) Index
  Division.....................  11/9/98         28.10%          24.20%           24.20%
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98         33.30%          28.61%           28.61%
Calvert Social Balanced
  Division.....................  7/1/91         160.60%          11.92%           11.92%
Calvert Social Mid Cap Growth
  Division.....................  7/1/91         180.40%          12.89%           12.89%
Fidelity Equity-Income
  Division.....................  7/1/91         254.60%          16.04%           16.04%
Fidelity Growth Division.......  7/1/91         451.20%          22.22%           22.22%
Fidelity Overseas Division.....  7/1/91         180.40%          12.89%           12.89%
Fidelity Investment Grade Bond
  Division.....................  7/1/91          65.10%           6.07%            6.07%
Fidelity Asset Manager
  Division.....................  7/1/91         162.70%          12.02%           12.02%




       MONEY MARKET DIVISIONS--SEVEN DAY PERIOD ENDING DECEMBER 31, 1999



                                                                   EFFECTIVE
                                                     YIELD           YIELD
                                                  ------------    ------------
VestMet Deferred Annuities.....................       4.60%           4.71%
Enhanced VestMet Deferred Annuities............       5.23%           5.36%
Financial Freedom Account Deferred Annuities...       5.45%           5.60%



FOR THE PERIOD JANUARY 1, 1999 TO DECEMBER 31, 1999--VESTMET DEFERRED ANNUITIES



                                                   CHANGE IN        AVERAGE
                                                  ACCUMULATION       ANNUAL
                                                   UNIT VALUE     TOTAL RETURN
                                                  ------------    ------------
Growth Division................................       16.72%           9.38%
Income Division................................       -3.72%          -9.55%
Diversified Division...........................        7.10%           0.25%
Aggressive Growth Division.....................       31.28%          23.36%
Stock Index Division...........................       19.02%          11.91%

FOR THE PERIOD JANUARY 1, 1995 TO DECEMBER 31, 1999--VESTMET DEFERRED ANNUITIES



                                                   CHANGE IN
                                   CHANGE IN      ACCUMULATION      AVERAGE
                                  ACCUMULATION     UNIT VALUE        ANNUAL
                                   UNIT VALUE      ANNUALIZED     TOTAL RETURN
                                  ------------    ------------    ------------
Growth Division................      194.32%          24.10%          23.08%
Income Division................       35.00%           6.19%           5.27%
Diversified Division...........      111.81%          16.20%          14.98%
Aggressive Growth Division.....      109.27%          15.92%          14.95%
Stock Index Division...........      219.06%          26.12%          25.44%



FOR THE PERIOD JANUARY 1, 1990 TO DECEMBER 31, 1999--VESTMET DEFERRED ANNUITIES



                                                   CHANGE IN
                                   CHANGE IN      ACCUMULATION      AVERAGE
                                  ACCUMULATION     UNIT VALUE        ANNUAL
                                   UNIT VALUE      ANNUALIZED     TOTAL RETURN
                                  ------------    ------------    ------------
Growth Division................      311.18%          15.19%          14.86%
Income Division................       86.46%           6.43%           6.27%
Diversified Division...........      193.83%          11.38%          10.99%
Aggressive Growth Division.....      284.98%          14.43%          14.34%



   FOR THE PERIOD INCEPTION TO DECEMBER 31, 1999--VESTMET DEFERRED ANNUITIES


                                                              CHANGE IN
                                              CHANGE IN      ACCUMULATION      AVERAGE
                                 INCEPTION   ACCUMULATION     UNIT VALUE        ANNUAL
                                   DATE       UNIT VALUE      ANNUALIZED     TOTAL RETURN
                                 ---------   ------------    ------------    ------------
Stock Index Division...........  5/1/90         368.70%          17.31%          17.29%


    YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1999--VESTMET DEFERRED
                                   ANNUITIES



     Growth Division...........................................    -1.17%
     Income Division...........................................     4.99%
     Diversified Division......................................     1.61%
     Aggressive Growth Division................................    -1.44%
     Stock Index Division......................................    -0.61%
     Money Market..............................................     3.95%



 FOR THE PERIOD JANUARY 1, 1999 TO DECEMBER 31, 1999--ENHANCED VESTMET DEFERRED
                                   ANNUITIES



                                                   CHANGE IN        AVERAGE
                                                  ACCUMULATION       ANNUAL
                                                   UNIT VALUE     TOTAL RETURN
                                                  ------------    ------------
Growth Division................................       17.35%          10.05%
Income Division................................       -3.21%          -9.11%
Diversified Division...........................        7.69%           0.95%
Aggressive Growth Division.....................       31.99%          24.04%
Stock Index Division...........................       19.65%          12.52%

             FOR THE PERIOD JANUARY 1, 1995 TO DECEMBER 31, 1999--
                      ENHANCED VESTMET DEFERRED ANNUITIES



                                    CHANGE IN         CHANGE IN           AVERAGE
                                   ACCUMULATION      ACCUMULATION          ANNUAL
                                    UNIT VALUE      UNIT ANNUALIZED     TOTAL RETURN
                                   ------------     ---------------     ------------
Growth Division................       202.37%            24.77%            23.82%
Income Division................        38.68%             6.76%             5.82%
Diversified Division...........       117.62%            16.83%            15.71%
Aggressive Growth Division.....       114.99%            16.54%            15.56%
Stock Index Division...........       227.74%            26.80%            26.12%



             FOR THE PERIOD JANUARY 1, 1990 TO DECEMBER 31, 1999--
                      ENHANCED VESTMET DEFERRED ANNUITIES



                                                      CHANGE IN
                                    CHANGE IN        ACCUMULATION         AVERAGE
                                   ACCUMULATION       UNIT VALUE           ANNUAL
                                    UNIT VALUE        ANNUALIZED        TOTAL RETURN
                                   ------------     ---------------     ------------
Growth Division................       334.03%            15.81%            15.56%
Income Division................        96.91%             7.01%             6.85%
Diversified Division...........       210.28%            11.99%            11.75%
Aggressive Growth Division.....       306.62%            15.06%            14.95%



                FOR THE PERIOD INCEPTION TO DECEMBER 31, 1999--
                      ENHANCED VESTMET DEFERRED ANNUITIES



                                                                 CHANGE IN
                                               CHANGE IN        ACCUMULATION         AVERAGE
                                 INCEPTION    ACCUMULATION       UNIT VALUE           ANNUAL
                                   DATE        UNIT VALUE        ANNUALIZED        TOTAL RETURN
                                 --------     ------------     ---------------     ------------
Stock Index Division...........  5/1/90          393.90%            17.95%            17.92%



            YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1999--
                      ENHANCED VESTMET DEFERRED ANNUITIES



     Growth Division...........................................    -0.63%
     Income Division...........................................     5.58%
     Diversified Division......................................     2.16%
     Aggressive Growth Division................................    -0.91%
     Stock Index Division......................................    -0.07%

                         INDEPENDENT AUDITORS' REPORT

The Contractholders of
Metropolitan Life Separate Account E:

We have audited the accompanying statement of assets and liabilities of Metropolitan Life Separate Account E (including the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, Variable B, Variable C, Variable D, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index, Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond, Fidelity Asset Manager, Calvert Social Balanced and the Calvert Social Mid Cap Growth Divisions, collectively the "Separate Account E") as of December 31, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets for years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Separate Account E's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Separate Account E as of December 31, 1999, the results of its operations and changes in its net assets for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Denver, Colorado

March 3, 2000

                      Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                                                      State Street
                           State Street  State Street   Research    State Street
                             Research      Research      Money        Research
                              Growth        Income       Market     Diversified
                             Division      Division     Division      Division
                          -------------- ------------ ------------ --------------
ASSETS:
Investments in
 Metropolitan Series
 Fund, Inc. at Value
 (Note 1A):
State Street Research
 Growth Portfolio
 (77,691,420 Shares;
 cost $2,369,169,265)...  $2,943,335,593          --          --              --
State Street Research
 Income Portfolio
 (33,927,963 Shares;
 cost $432,000,031).....             --  $396,278,612         --              --
State Street Research
 Money Market Portfolio
 (1,386,327 Shares; cost
 $14,662,649)...........             --           --  $14,338,780             --
State Street Research
 Diversified Portfolio
 (135,123,188 Shares;
 cost $2,236,243,719)...             --           --          --   $2,468,700,640
State Street Research
 Aggressive Growth
 Portfolio
 (34,466,893 Shares;
 cost $919,522,846).....             --           --          --              --
MetLife Stock Index
 Portfolio
 (94,736,586 Shares;
 cost $2,525,501,665)...             --           --          --              --
Santander International
 Stock Portfolio
 (18,942,941 Shares;
 cost $257,448,652).....             --           --          --              --
Loomis Sayles High Yield
 Bond Portfolio
 (6,073,840 Shares; cost
 $59,810,704)...........             --           --          --              --
Janus Mid Cap Portfolio
 (48,516,692 Shares;
 cost $1,066,602,135)...             --           --          --              --
T.Rowe Price Small Cap
 Growth Portfolio
 (14,546,010 Shares;
 cost $176,447,578).....             --           --          --              --
Scudder Global Equity
 Portfolio
 (10,218,341 Shares;
 cost $125,516,194).....             --           --          --              --
Harris Oakmark Large Cap
 Value Portfolio
 (3,722,279 Shares; cost
 $37,664,217)...........             --           --          --              --
Neuberger Berman
 Partners Mid Cap Value
 Portfolio
 (2,633,587 Shares; cost
 $31,258,158)...........             --           --          --              --
T. Rowe Price Large Cap
 Growth Portfolio
 (3,481,175 Shares; cost
 $40,642,372)...........             --           --          --              --
Lehman Brothers
 Aggregate Bond Index
 Portfolio
 (8,252,388 Shares; cost
 $81,657,758)...........             --           --          --              --
Morgan Stanley EAFE
 Index Portfolio
 (4,007,541 Shares; cost
 $46,807,364)...........             --           --          --              --
Russell 2000 Index
 Portfolio
 (5,705,319 Shares; cost
 $61,816,817)...........             --           --          --              --
 Total investments......   2,943,335,593  396,278,612  14,338,780   2,468,700,640
Cash....................             --           --          --              --
                          -------------- ------------ -----------  --------------
 Total assets...........   2,943,335,593  396,278,612  14,338,780   2,468,700,640
LIABILITIES.............             --           --          --               81
                          -------------- ------------ -----------  --------------
NET ASSETS..............  $2,943,335,593 $396,278,612 $14,338,780  $2,468,700,559
                          ============== ============ ===========  ==============

                       See Notes to Financial Statements.

                                  State Street                                 Loomis
                                    Research       MetLife       Santander     Sayles
 Variable     Variable  Variable   Aggressive       Stock      International High Yield
     B           C         D         Growth         Index          Stock        Bond
 Division     Division  Division    Division       Division      Division     Division
 --------     --------  --------  ------------  -------------- ------------- -----------
$93,941,724  $3,523,461 $41,395             --             --           --           --
        --          --      --              --             --           --           --
        --          --      --              --             --           --           --
        --          --      --              --             --           --           --
        --          --      --   $1,325,252,021            --           --           --
        --          --      --              --  $3,845,358,027          --           --
        --          --      --              --             --  $262,738,596          --
        --          --      --              --             --           --   $55,211,208
        --          --      --              --             --           --           --
        --          --      --              --             --           --           --
        --          --      --              --             --           --           --
        --          --      --              --             --           --           --
        --          --      --              --             --           --           --
        --          --      --              --             --           --           --
        --          --      --              --             --           --           --
        --          --      --              --             --           --           --
        --          --      --              --             --           --           --
 93,941,724   3,523,461  41,395   1,325,252,021  3,845,358,027  262,738,596   55,211,208
        --          --      --               15            --           --           --
-----------  ---------- -------  -------------- -------------- ------------  -----------
 93,941,724   3,523,461  41,395   1,325,252,036  3,845,358,027  262,738,596   55,211,208
        --          --      --              --              36          --           --
-----------  ---------- -------  -------------- -------------- ------------  -----------
$93,941,724  $3,523,461 $41,395  $1,325,252,036 $3,845,357,991 $262,738,596  $55,211,208
===========  ========== =======  ============== ============== ============  ===========

                      Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                                            T. Rowe                   Harris
                                             Price       Scudder      Oakmark
                               Janus       Small Cap      Global     Large Cap
                              Mid Cap        Growth       Equity       Value
                              Division      Division     Division    Division
                           -------------- ------------ ------------ -----------
ASSETS:
Investments in
 Metropolitan Series
 Fund, Inc. at Value
 (Note 1A):
State Street Research
 Growth Portfolio
 (77,691,420 Shares; cost
 $2,369,169,265).........             --           --           --          --
State Street Research
 Income Portfolio
 (33,927,963 Shares; cost
 $432,000,031)...........             --           --           --          --
State Street Research
 Money Market Portfolio
 (1,386,327 Shares; cost
 $14,662,649)............             --           --           --          --
State Street Research
 Diversified Portfolio
 (135,123,188 Shares;
 cost $2,236,243,719)....             --           --           --          --
State Street Research
 Aggressive Growth
 Portfolio
 (34,466,893 Shares; cost
 $919,522,846)...........             --           --           --          --
MetLife Stock Index
 Portfolio
 (94,736,586 Shares; cost
 $2,525,501,665).........             --           --           --          --
Santander International
 Stock Portfolio
 (18,942,941 Shares; cost
 $257,448,652)...........             --           --           --          --
Loomis Sayles High Yield
 Bond Portfolio
 (6,073,840 Shares; cost
 $59,810,704)............             --           --           --          --
Janus Mid Cap Portfolio
 (48,516,692 Shares; cost
 $1,066,602,135).........  $1,772,799,944          --           --          --
T.Rowe Price Small Cap
 Growth Portfolio
 (14,546,010 Shares; cost
 $176,447,578)...........             --  $228,808,731          --          --
Scudder Global Equity
 Portfolio
 (10,218,341 Shares; cost
 $125,516,194)...........             --           --  $152,355,460         --
Harris Oakmark Large Cap
 Value Portfolio
 (3,722,279 Shares; cost
 $37,664,217)............             --           --           --  $33,239,953
Neuberger Berman Partners
 Mid Cap Value Portfolio
 (2,633,587 Shares; cost
 $31,258,158)............             --           --           --          --
T. Rowe Price Large Cap
 Growth Portfolio
 (3,481,175 Shares; cost
 $40,642,372)............             --           --           --          --
Lehman Brothers Aggregate
 Bond Index Portfolio
 (8,252,388 Shares; cost
 $81,657,758)............             --           --           --          --
Morgan Stanley EAFE Index
 Portfolio
 (4,007,541 Shares; cost
 $46,807,364)............             --           --           --          --
Russell 2000 Index
 Portfolio
 (5,705,319 Shares; cost
 $61,816,817)............             --           --           --          --
                           -------------- ------------ ------------ -----------
 Total investments.......   1,772,799,944  228,808,731  152,355,460  33,239,953
Cash.....................             --            44          --          --
                           -------------- ------------ ------------ -----------
 Total assets............   1,772,799,944  228,808,775  152,355,460  33,239,953
LIABILITIES..............             964          --           --           48
                           -------------- ------------ ------------ -----------
NET ASSETS...............  $1,772,798,980 $228,808,775 $152,355,460 $33,239,905
                           ============== ============ ============ ===========

                       See Notes to Financial Statements.

  Neuberger
   Berman          T. Rowe             Lehman
  Partners          Price             Brothers             Morgan
   Mid Cap        Large Cap           Aggregate            Stanley             Russell
    Value          Growth            Bond Index          EAFE Index          2000 Index
  Division        Division            Division            Division            Division
 -----------     -----------         -----------         -----------         -----------
         --              --                  --                  --                  --
         --              --                  --                  --                  --
         --              --                  --                  --                  --
         --              --                  --                  --                  --
         --              --                  --                  --                  --
         --              --                  --                  --                  --
         --              --                  --                  --                  --
         --              --                  --                  --                  --
         --              --                  --                  --                  --
         --              --                  --                  --                  --
         --              --                  --                  --                  --
         --              --                  --                  --                  --
 $31,524,039             --                  --                  --                  --
         --      $46,682,553                 --                  --                  --
         --              --          $77,985,063                 --                  --
         --              --                  --          $53,460,599                 --
         --              --                  --                  --          $71,430,599
 -----------     -----------         -----------         -----------         -----------
  31,524,039      46,682,553          77,985,063          53,460,599          71,430,599
          10             --                  --                   14                   2
 -----------     -----------         -----------         -----------         -----------
  31,524,049      46,682,553          77,985,063          53,460,613          71,430,601
         --              --                  --                  --                  --
 -----------     -----------         -----------         -----------         -----------
 $31,524,049     $46,682,553         $77,985,063         $53,460,613         $71,430,601
 ===========     ===========         ===========         ===========         ===========

                      Metropolitan Life Separate Account E

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

                               Fidelity     Fidelity      Fidelity    Fidelity
                             Money Market Equity-Income    Growth     Overseas
                               Division     Division      Division    Division
                             ------------ ------------- ------------ -----------
ASSETS:
Investments in Fidelity
 Variable Insurance
 Products Funds At Value
 (Note 1A):
 Fidelity VIP Money Market
  Portfolio
  (10,319,078 Shares; cost
  $10,319,078).............  $10,319,078           --            --          --
 Fidelity VIP Equity-Income
  Portfolio
  (5,167,623 Shares; cost
  $109,067,057)............          --   $132,859,589           --          --
 Fidelity VIP Growth
  Portfolio
  (4,469,498 Shares; cost
  $149,929,294)............          --            --   $245,509,514         --
 Fidelity VIP Overseas
  Portfolio
  (1,278,457 Shares; cost
  $31,635,802).............          --            --            --  $35,080,863
 Fidelity VIP II Investment
  Grade Bond Portfolio
  (763,593 Shares; cost
  $9,375,044)..............          --            --            --          --
 Fidelity VIP II Asset
  Manager Portfolio
  (3,222,980 Shares; cost
  $50,989,152).............          --            --            --          --
Investments in Calvert
 Variable Series, Inc. at
 Value (Note 1A):
 Calvert Social Balanced
  Portfolio
  (25,035,526 Shares; cost
  $47,278,157).............          --            --            --          --
 Calvert Social Mid Cap
  Growth Portfolio
  (266,845 Shares; cost
  $7,492,696)..............          --            --            --          --
                             -----------  ------------  ------------ -----------
 Total investments.........   10,319,078   132,859,589   245,509,514  35,080,863
Cash.......................          --            --            --          --
                             -----------  ------------  ------------ -----------
 Total assets..............   10,319,078   132,859,589   245,509,514  35,080,863
LIABILITIES................          --            --            --          --
                             -----------  ------------  ------------ -----------
NET ASSETS.................  $10,319,078  $132,859,589  $245,509,514 $35,080,863
                             ===========  ============  ============ ===========

                       See Notes to Financial Statements.

  Fidelity                                          Calvert                      Calvert
 Investment           Fidelity                      Social                    Social Mid Cap
 Grade Bond         Asset Manager                  Balanced                       Growth
  Division            Division                     Division                      Division
 ----------         -------------                 -----------                 --------------
         --                  --                           --                           --
         --                  --                           --                           --
         --                  --                           --                           --
         --                  --                           --                           --
 $9,285,286                  --                           --                           --
         --          $60,173,030                          --                           --
         --                  --                   $54,302,056                          --
         --                  --                           --                    $8,013,346
 ----------          -----------                  -----------                   ----------
  9,285,286           60,173,030                   54,302,056                    8,013,346
         --                  --                           --                           --
 ----------          -----------                  -----------                   ----------
  9,285,286           60,173,030                   54,302,056                    8,013,346
         --                  --                           --                           --
 ----------          -----------                  -----------                   ----------
 $9,285,286          $60,173,030                  $54,302,056                   $8,013,346
 ==========          ===========                  ===========                   ==========

                      Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                     State Street
                          State Street State Street    Research   State Street
                            Research     Research       Money       Research
                             Growth       Income        Market    Diversified
                            Division     Division      Division     Division
                          ------------ ------------  ------------ ------------
INVESTMENT INCOME
Income:
 Dividends (Note 2).....  $312,332,694 $ 25,596,607    $673,364   $209,323,264
 Expenses (Note 3)......    34,204,641    5,344,116     219,620     30,308,765
                          ------------ ------------    --------   ------------
Net investment income
 (loss).................   278,128,053   20,252,491     453,744    179,014,499
                          ------------ ------------    --------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...........    62,166,340   (1,218,121)    (32,887)    28,959,695
Change in net unrealized
 appreciation
 (depreciation) of
 investments for the
 period.................    89,025,372  (34,603,213)     62,159    (39,501,729)
                          ------------ ------------    --------   ------------
Net realized and
 unrealized gain (loss)
 on investments (Note
 1B)....................   151,191,712  (35,821,334)     29,272    (10,542,034)
                          ------------ ------------    --------   ------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $429,319,765 $(15,568,843)   $483,016   $168,472,465
                          ============ ============    ========   ============

                       See Notes to Financial Statements.

                                     State Street
                                       Research                  Santander   Loomis Sayles
                                      Aggressive    MetLife    International  High Yield
 Variable B    Variable C Variable D    Growth    Stock Index      Stock         Bond
  Division      Division   Division    Division     Division     Division      Division
 -----------   ---------- ---------- ------------ ------------ ------------- -------------
 $10,075,972    $373,385    $4,364   $ 28,442,616 $184,825,378  $41,421,269   $4,339,807
     861,573         --        --      13,929,760   41,218,438    3,063,490      573,037
 -----------    --------    ------   ------------ ------------  -----------   ----------
   9,214,399     373,385     4,364     14,512,856  143,606,940   38,357,779    3,766,770
 -----------    --------    ------   ------------ ------------  -----------   ----------
   8,316,913     154,760       --      77,224,327  141,933,683   12,224,938   (1,002,119)
  (3,045,574)     37,844     2,089    232,588,654  312,858,179  (13,893,204)   4,099,504
 -----------    --------    ------   ------------ ------------  -----------   ----------
   5,271,339     192,604     2,089    309,812,981  454,791,862   (1,668,266)   3,097,385
 -----------    --------    ------   ------------ ------------  -----------   ----------
 $14,485,738    $565,989    $6,453   $324,325,837 $598,398,802  $36,689,513   $6,864,155
 ===========    ========    ======   ============ ============  ===========   ==========

                      Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                             T. Rowe                  Harris
                                              Price       Scudder     Oakmark
                                 Janus      Small Cap     Global     Large Cap
                                Mid Cap      Growth       Equity       Value
                                Division    Division     Division    Division
                              ------------ -----------  ----------- -----------
INVESTMENT INCOME
Income:
 Dividends (Note 2).........  $ 86,515,076         --   $ 5,157,718 $   347,609
 Expenses (Note 3)..........     9,773,157   2,107,943    1,445,714     254,434
                              ------------ -----------  ----------- -----------
Net investment income
 (loss).....................    76,741,919  (2,107,943)   3,712,004      93,175
                              ------------ -----------  ----------- -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...............   102,627,814   5,272,038    2,471,119     (89,794)
Change in net unrealized
 appreciation (depreciation)
 of investments for the
 period.....................   631,364,390  44,474,798   21,316,192  (4,447,057)
                              ------------ -----------  ----------- -----------
Net realized and unrealized
 gain (loss) on investments
 (Note 1B)..................   733,992,204  49,746,836   23,787,311  (4,536,851)
                              ------------ -----------  ----------- -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS.................  $810,734,123 $47,638,893  $27,499,315 $(4,443,676)
                              ============ ===========  =========== ===========

                       See Notes to Financial Statements.

 Neuberger
   Berman     T. Rowe      Lehman
  Partners     Price      Brothers      Morgan               Fidelity  Fidelity
  Mid Cap    Large Cap    Aggregate    Stanley     Russell    Money     Equity-
   Value       Growth    Bond Index   EAFE Index 2000 Index   Market    Income
  Division    Division    Division     Division   Division   Division  Division
 ----------  ----------  -----------  ---------- ----------- -------- -----------
 $1,375,021  $  182,727  $ 3,369,814  $  549,558 $ 2,081,201 $179,961 $ 6,058,921
    223,904     279,506      560,784     320,458     443,137   35,659   1,244,145
 ----------  ----------  -----------  ---------- ----------- -------- -----------
  1,151,117     (96,779)   2,809,030     229,100   1,638,064  144,302   4,814,776
 ----------  ----------  -----------  ---------- ----------- -------- -----------
    662,939     188,181      (65,373)  1,530,194     400,083      --    3,770,581
    163,745   5,837,101   (3,639,449)  6,558,714   9,296,566      --   (1,968,262)
 ----------  ----------  -----------  ---------- ----------- -------- -----------
    826,684   6,025,282   (3,704,822)  8,088,908   9,696,649      --    1,802,319
 ----------  ----------  -----------  ---------- ----------- -------- -----------
 $1,977,801  $5,928,503  $  (895,792) $8,318,008 $11,334,713 $144,302 $ 6,617,095
 ==========  ==========  ===========  ========== =========== ======== ===========

                      Metropolitan Life Separate Account E

                            STATEMENT OF OPERATIONS
                     For the period ended December 31, 1999

                                                   Fidelity    Fidelity
                           Fidelity    Fidelity   Investment    Asset
                            Growth     Overseas   Grade Bond   Manager
                           Division    Division    Division    Division
                          ----------- ----------- ----------  ----------
INVESTMENT INCOME
Income:
 Dividends (Note 2)...... $18,361,174 $   943,215 $ 490,093   $4,079,414
 Expenses (Note 3).......   1,827,739     244,700    88,708      527,898
                          ----------- ----------- ---------   ----------
Net investment income
 (loss)..................  16,533,435     698,515   401,385    3,551,516
                          ----------- ----------- ---------   ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions............   1,690,620   7,899,918    57,436      807,833
Change in net unrealized
 appreciation
 (depreciation) of
 investments for the
 period..................  44,508,514   1,741,692  (641,467)   1,127,977
                          ----------- ----------- ---------   ----------
Net realized and
 unrealized gain (loss)
 on investments (Note
 1B).....................  46,199,134   9,641,610  (584,031)   1,935,810
                          ----------- ----------- ---------   ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS......... $62,732,569 $10,340,125 $(182,646)  $5,487,326
                          =========== =========== =========   ==========

                       See Notes to Financial Statements.

 Calvert                                                           Calvert
  Social                                                        Social Mid Cap
 Balanced                                                           Growth
 Division                                                          Division
----------                                                      --------------
$5,178,041                                                         $617,370
   574,129                                                           69,135
----------                                                         --------
 4,603,912                                                          548,235
----------                                                         --------
   603,710                                                          276,373
    13,211                                                         (349,562)
----------                                                         --------
   616,921                                                          (73,189)
----------                                                         --------
$5,220,833                                                         $475,046
==========                                                         ========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                             State Street Research         State Street Research
                                Growth Division               Income Division
                         ------------------------------  --------------------------
                          For the Year    For the Year   For the Year  For the Year
                             Ended           Ended          Ended         Ended
                          December 31,    December 31,   December 31,  December 31,
                              1999            1998           1999          1998
                         --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)...............  $  278,128,053  $  204,616,327  $ 20,252,491  $ 29,082,224
 Net realized gain
  (loss) from security
  transactions.........      62,166,340      26,298,215    (1,218,121)    1,273,744
 Change in net
  unrealized apprecia-
  tion (depreciation)
  of investments.......      89,025,372     280,912,929   (34,603,213)     (200,044)
                         --------------  --------------  ------------  ------------
 Net increase (de-
  crease) in net assets
  resulting from opera-
  tions................     429,319,765     511,827,471   (15,568,843)   30,155,924
                         --------------  --------------  ------------  ------------
 From capital transac-
  tions:
 Purchases.............     265,161,445     271,042,284    55,913,381    64,640,719
 Redemptions...........    (171,009,194)   (122,272,961)  (38,156,879)  (28,530,070)
                         --------------  --------------  ------------  ------------
  Total net purchase
   payments (redemp-
   tions)..............      94,152,251     148,769,323    17,756,502    36,110,649
 Net portfolio trans-
  fers.................    (109,728,292)    (26,963,363)  (55,018,970)   33,277,896
 Net other transfers...        (406,507)       (508,271)     (157,467)      (77,316)
                         --------------  --------------  ------------  ------------
 Net increase
  (decrease) in net
  assets resulting from
  capital
  transactions.........     (15,982,548)    121,297,689   (37,419,935)   69,311,229
                         --------------  --------------  ------------  ------------
NET CHANGE IN NET AS-
 SETS..................     413,337,217     633,125,160   (52,988,778)   99,467,153
NET ASSETS--BEGINNING
 OF PERIOD.............   2,529,998,376   1,896,873,216   449,267,390   349,800,237
                         --------------  --------------  ------------  ------------
NET ASSETS--END OF PE-
 RIOD..................  $2,943,335,593  $2,529,998,376  $396,278,612  $449,267,390
                         ==============  ==============  ============  ============

                       See Notes to Financial Statements.

   State Street Research          State Street Research
   Money Market Division          Diversified Division           Variable B Division
 ---------------------------- ------------------------------  --------------------------
 For the Year   For the Year   For the Year    For the Year   For the Year  For the Year
    Ended          Ended          Ended           Ended          Ended         Ended
 December 31,   December 31,   December 31,    December 31,   December 31,  December 31,
     1999           1998           1999            1998           1999          1998
 ------------   ------------  --------------  --------------  ------------  ------------
    $453,744    $   508,951   $  179,014,499  $  187,134,254  $ 9,214,399   $ 7,696,652
     (32,887)        34,837       28,959,695       5,466,303    8,316,913     5,782,962
      62,159         (5,989)     (39,501,729)    134,318,516   (3,045,574)    6,978,552
 -----------    -----------   --------------  --------------  -----------   -----------
     483,016        537,799      168,472,465     326,919,073   14,485,738    20,458,166
 -----------    -----------   --------------  --------------  -----------   -----------
     452,736        255,102      307,244,358     333,211,219      233,613       226,228
  (3,850,645)    (3,418,636)    (168,992,672)   (117,752,204) (10,881,209)  (11,306,407)
 -----------    -----------   --------------  --------------  -----------   -----------
  (3,397,909)    (3,163,534)     138,251,686     215,459,015  (10,647,596)  (11,080,179)
   2,974,885      1,749,990     (121,768,364)     61,274,635           90            22
      (3,391)        (3,315)        (804,885)       (673,377)      77,106        (2,764)
 -----------    -----------   --------------  --------------  -----------   -----------
    (426,415)    (1,416,859)      15,678,437     276,060,273  (10,570,400)  (11,082,921)
 -----------    -----------   --------------  --------------  -----------   -----------
      56,601       (879,060)     184,150,902     602,979,346    3,915,338     9,375,245
  14,282,179     15,161,239    2,284,549,657   1,681,570,311   90,026,386    80,651,141
 -----------    -----------   --------------  --------------  -----------   -----------
 $14,338,780    $14,282,179   $2,468,700,559  $2,284,549,657  $93,941,724   $90,026,386
 ===========    ===========   ==============  ==============  ===========   ===========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                Variable C Division       Variable D Division
                             ------------------------- -------------------------
                             For the Year For the Year For the Year For the Year
                                Ended        Ended        Ended        Ended
                             December 31, December 31, December 31, December 31,
                                 1999         1998         1999         1998
                             ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS:
 From operations:
 Net investment income
  (loss)...................   $  373,385   $  312,967    $ 4,364      $ 3,215
 Net realized gain (loss)
  from security transac-
  tions....................      154,760      441,254        --           --
 Change in net unrealized
  appreciation (deprecia-
  tion) of investments.....       37,844       70,584      2,089        4,467
                              ----------   ----------    -------      -------
 Net increase (decrease) in
  net assets resulting from
  operations...............      565,989      824,805      6,453        7,682
                              ----------   ----------    -------      -------
 From capital transactions:
 Purchases.................          --        25,268        --           --
 Redemptions...............     (305,902)    (935,863)       --           --
                              ----------   ----------    -------      -------
  Total net purchase pay-
   ments (redemptions).....     (305,902)    (910,595)       --           --
 Net portfolio transfers...          --          (309)       --           --
 Net other transfers.......        2,730      (11,069)       --           --
                              ----------   ----------    -------      -------
 Net increase (decrease) in
  net assets resulting from
  capital transactions.....     (303,172)    (921,973)       --           --
                              ----------   ----------    -------      -------
NET CHANGE IN NET ASSETS...      262,817      (97,168)     6,453        7,682
NET ASSETS--BEGINNING OF
 PERIOD....................    3,260,644    3,357,812     34,942       27,260
                              ----------   ----------    -------      -------
NET ASSETS--END OF PERIOD..   $3,523,461   $3,260,644    $41,395      $34,942
                              ==========   ==========    =======      =======

                       See Notes to Financial Statements.

                                                                        Santander
    State Street Research                  MetLife                 International Stock
 Aggressive Growth Division         Stock Index Division                Division
------------------------------  ------------------------------  --------------------------
 For the Year    For the Year    For the Year    For the Year   For the Year  For the Year
    Ended           Ended           Ended           Ended          Ended         Ended
 December 31,    December 31,    December 31,    December 31,   December 31,  December 31,
     1999            1998            1999            1998           1999          1998
--------------  --------------  --------------  --------------  ------------  ------------
$   14,512,856  $   56,171,296  $  143,606,940  $   89,125,955  $ 38,357,779  $   (145,246)
    77,224,327      35,680,553     141,933,683      68,017,631    12,224,938     7,654,046
   232,588,654      45,940,529     312,858,179     398,393,213   (13,893,204)   38,302,726
--------------  --------------  --------------  --------------  ------------  ------------
   324,325,837     137,792,378     598,398,802     555,536,799    36,689,513    45,811,526
--------------  --------------  --------------  --------------  ------------  ------------
    75,870,705     108,436,372     504,735,590     403,472,148    21,979,327    25,765,813
   (84,909,572)    (78,737,642)   (201,712,483)   (122,924,047)  (16,662,946)  (16,037,510)
--------------  --------------  --------------  --------------  ------------  ------------
    (9,038,867)     29,698,730     303,023,107     280,548,101     5,316,381     9,728,303
  (207,792,091)   (158,421,934)     74,385,432     159,663,776   (29,169,982)  (33,426,187)
            46        (363,723)       (507,670)       (770,595)      (62,350)      (84,341)
--------------  --------------  --------------  --------------  ------------  ------------
  (216,830,912)   (129,086,927)    376,900,869     439,441,282   (23,915,951)  (23,782,225)
--------------  --------------  --------------  --------------  ------------  ------------
   107,494,925       8,705,451     975,299,671     994,978,081    12,773,562    22,029,301
 1,217,757,111   1,209,051,660   2,870,058,320   1,875,080,239   249,965,034   227,935,733
--------------  --------------  --------------  --------------  ------------  ------------
$1,325,252,036  $1,217,757,111  $3,845,357,991  $2,870,058,320  $262,738,596  $249,965,034
==============  ==============  ==============  ==============  ============  ============

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                          Loomis Sayles High Yield           Janus Mid Cap
                                Bond Division                  Division
                          --------------------------  ----------------------------
                          For the Year  For the Year   For the Year   For the Year
                             Ended         Ended          Ended          Ended
                          December 31,  December 31,   December 31,   December 31,
                              1999          1998           1999           1998
                          ------------  ------------  --------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 3,766,770   $ 3,568,151   $   76,741,919  $   (907,747)
 Net realized gain
  (loss) from security
  transactions..........   (1,002,119)     (343,705)     102,627,814     8,354,115
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments...........    4,099,504    (7,314,238)     631,364,390    66,659,923
                          -----------   -----------   --------------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    6,864,155    (4,089,792)     810,734,123    74,106,291
                          -----------   -----------   --------------  ------------
 From capital
  transactions:
 Purchases..............    9,511,700    14,100,048      262,621,252   103,125,247
 Redemptions............   (2,531,875)   (1,956,958)     (35,345,823)   (7,555,010)
                          -----------   -----------   --------------  ------------
 Total net purchase
  payments
  (redemptions).........    6,979,825    12,143,090      227,275,429    95,570,237
 Net portfolio
  transfers.............    2,589,191     5,001,434      394,697,486    73,431,163
 Net other transfers....       (3,422)        4,283         (328,916)     (307,458)
                          -----------   -----------   --------------  ------------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........    9,565,594    17,148,807      621,643,999   168,693,942
                          -----------   -----------   --------------  ------------
NET CHANGE IN NET
 ASSETS.................   16,429,749    13,059,015    1,432,378,122   242,800,233
NET ASSETS--BEGINNING OF
 PERIOD.................   38,781,459    25,722,444      340,420,858    97,620,625
                          -----------   -----------   --------------  ------------
NET ASSETS--END OF
 PERIOD.................  $55,211,208   $38,781,459   $1,772,798,980  $340,420,858
                          ===========   ===========   ==============  ============

                       See Notes to Financial Statements.

        T. Rowe Price                Scudder Global           Harris Oakmark Large
  Small Cap Growth Division          Equity Division           Cap Value Division
 ------------------------------ --------------------------  --------------------------
 For the Year    For the Year   For the Year  For the Year  For the Year  For the Year
     Ended           Ended         Ended         Ended         Ended         Ended
 December 31,    December 31,   December 31,  December 31,  December 31,  December 31,
     1999            1998           1999          1998          1999          1998
 -------------   -------------  ------------  ------------  ------------  ------------
 $  (2,107,943)  $  (1,596,579) $  3,712,004  $    551,635  $    93,175    $    6,654
     5,272,038      (1,844,850)    2,471,119     3,761,734      (89,794)         (192)
    44,474,798       7,150,268    21,316,192     5,427,106   (4,447,057)       22,793
 -------------   -------------  ------------  ------------  -----------    ----------
    47,638,893       3,708,839    27,499,315     9,740,475   (4,443,676)       29,255
 -------------   -------------  ------------  ------------  -----------    ----------
    36,495,836      59,726,669    25,895,458    27,935,594   17,050,410     1,011,345
    (9,131,942)     (5,689,823)   (5,620,294)   (2,923,122)  (1,022,417)      (12,703)
 -------------   -------------  ------------  ------------  -----------    ----------
    27,363,894      54,036,846    20,275,164    25,012,472   16,027,993       998,642
   (15,988,758)     24,916,661     2,623,332    12,284,725   17,887,362     2,738,739
       (19,608)        (16,742)      (21,564)       14,374        1,728          (138)
 -------------   -------------  ------------  ------------  -----------    ----------
    11,355,528      78,936,765    22,876,932    37,311,571   33,917,083     3,737,243
 -------------   -------------  ------------  ------------  -----------    ----------
    58,994,421      82,645,604    50,376,247    47,052,046   29,473,407     3,766,498
   169,814,354      87,168,750   101,979,213    54,927,167    3,766,498           --
 -------------   -------------  ------------  ------------  -----------    ----------
 $ 228,808,775   $ 169,814,354  $152,355,460  $101,979,213  $33,239,905    $3,766,498
 =============   =============  ============  ============  ===========    ==========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                           Neuberger Berman Partners       T. Rowe Price Large
                            Mid Cap Value Division         Cap Growth Division
                          ---------------------------- ----------------------------
                                        For the Period               For the Period
                          For the Year   Nov. 9, 1998  For the Year   Nov. 9, 1998
                             Ended            to          Ended            to
                          December 31,   December 31,  December 31,   December 31,
                              1999           1998          1999           1998
                          ------------  -------------- ------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 1,151,117     $    1,462   $   (96,779)    $     (264)
 Net realized gain
  (loss) from security
  transactions..........      662,939          5,610       188,181            481
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments...........      163,745        102,136     5,837,101        203,080
                          -----------     ----------   -----------     ----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    1,977,801        109,208     5,928,503        203,297
                          -----------     ----------   -----------     ----------
 From capital
  transactions:
 Purchases..............   13,058,613        528,225    17,679,944      1,011,671
 Redemptions............     (748,540)        (8,079)   (1,063,352)       (15,197)
                          -----------     ----------   -----------     ----------
 Total net purchase
  payments
  (redemptions).........   12,310,073        520,146    16,616,592        996,474
 Net portfolio
  transfers.............   13,991,061      2,608,509    19,630,907      3,312,056
 Net other transfers....        7,270            (19)       (5,434)           158
                          -----------     ----------   -----------     ----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........   26,308,404      3,128,636    36,242,065      4,308,688
                          -----------     ----------   -----------     ----------
NET CHANGE IN NET
 ASSETS.................   28,286,205      3,237,844    42,170,568      4,511,985
NET ASSETS--BEGINNING OF
 PERIOD.................    3,237,844            --      4,511,985            --
                          -----------     ----------   -----------     ----------
NET ASSETS--END OF
 PERIOD.................  $31,524,049     $3,237,844   $46,682,553     $4,511,985
                          ===========     ==========   ===========     ==========

                       See Notes To Financial Statements.

  Lehman Brothers Aggregate       Morgan Stanley EAFE
     Bond Index Division            Index Division         Russell 2000 Index Division
 --------------------------------------------------------- ----------------------------
               For the Period               For the Period               For the Period
 For the Year   Nov. 9, 1998  For the Year   Nov. 9, 1998  For the Year   Nov. 9, 1998
    Ended            to          Ended            to          Ended            to
 December 31,   December 31,  December 31,   December 31,  December 31,   December 31,
     1999           1998          1999           1998          1999           1998
 ------------  -------------- ------------  -------------- ------------  --------------
  $2,809,030     $   42,997   $   229,100     $      695   $ 1,638,064     $    4,244
    (65,373)          8,661     1,530,194          2,965       400,083            299
 (3,639,449)        (33,246)    6,558,714         94,521     9,296,566        317,216
 -----------     ----------   -----------     ----------   -----------     ----------
   (895,792)         18,412     8,318,008         98,181    11,334,713        321,759
 -----------     ----------   -----------     ----------   -----------     ----------
  44,917,262      2,383,753    26,127,439        939,109    32,650,492      1,458,407
 (2,176,680)        (16,786)   (1,184,409)        (4,888)   (1,393,965)       (10,084)
 -----------     ----------   -----------     ----------   -----------     ----------
  42,740,582      2,366,967    24,943,030        934,221    31,256,527      1,448,323
  27,995,578      5,756,045    16,362,043      2,798,711    22,368,433      4,694,140
       3,258             14         6,400             19         6,901           (195)
 -----------     ----------   -----------     ----------   -----------     ----------
  70,739,418      8,123,025    41,311,473      3,732,951    53,631,861      6,142,268
 -----------     ----------   -----------     ----------   -----------     ----------
  69,843,626      8,141,437    49,629,481      3,831,132    64,966,574      6,464,027
   8,141,437            --      3,831,132            --      6,464,027            --
 -----------     ----------   -----------     ----------   -----------     ----------
 $77,985,063     $8,141,437   $53,460,613     $3,831,132   $71,430,601     $6,464,027
 ===========     ==========   ===========     ==========   ===========     ==========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  Fidelity                    Fidelity
                            Money Market Division      Equity-Income Division
                          --------------------------  --------------------------
                          For the Year  For the Year  For the Year  For the Year
                             Ended         Ended         Ended         Ended
                          December 31,  December 31,  December 31,  December 31,
                              1999          1998          1999          1998
                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $   144,302   $    70,816   $  4,814,776  $  5,849,442
 Net realized gain
  (loss) from security
  transactions..........          --            --       3,770,581     2,573,653
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments...........          --            --      (1,968,262)    3,204,174
                          -----------   -----------   ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............      144,302        70,816      6,617,095    11,627,269
                          -----------   -----------   ------------  ------------
 From capital
  transactions:
 Purchases..............    8,015,817     1,265,510     22,859,455    24,530,054
 Redemptions............   (1,757,138)   (1,516,869)    (8,066,343)   (9,385,105)
                          -----------   -----------   ------------  ------------
  Total net purchase
   payments
   (redemptions)........    6,258,679      (251,359)    14,793,112    15,144,949
 Net portfolio
  transfers.............    2,057,532     1,078,004    (15,924,137)   (5,053,322)
 Net other transfers....       (4,811)         (571)       (36,424)      (64,670)
                          -----------   -----------   ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........    8,311,400       826,074     (1,167,449)   10,026,957
                          -----------   -----------   ------------  ------------
NET CHANGE IN NET
 ASSETS.................    8,455,702       896,890      5,449,646    21,654,226
NET ASSETS--BEGINNING OF
 PERIOD.................    1,863,376       966,486    127,409,943   105,755,717
                          -----------   -----------   ------------  ------------
NET ASSETS--END OF
 PERIOD.................  $10,319,078   $ 1,863,376   $132,859,589  $127,409,943
                          ===========   ===========   ============  ============

                       See Notes To Financial Statements.

                                Fidelity Overseas          Fidelity Investment
Fidelity Growth Division            Division               Grade Bond Division
--------------------------  --------------------------  --------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    1999          1998          1999          1998          1999          1998
------------  ------------  ------------  ------------  ------------  ------------
$ 16,533,435  $ 13,632,842  $   698,515   $ 1,389,339   $   401,385    $  279,415
   1,690,620     3,491,143    7,899,918       924,598        57,436        84,679
  44,508,514    24,850,739    1,741,692        42,139      (641,467)      234,217
------------  ------------  -----------   -----------   -----------    ----------
  62,732,569    41,974,724   10,340,125     2,356,076      (182,646)      598,311
------------  ------------  -----------   -----------   -----------    ----------
  29,193,313    23,670,952    3,990,736     5,122,845     1,956,738     2,187,773
 (10,933,417)  (11,519,342)  (1,453,009)   (1,927,541)     (611,744)     (810,073)
------------  ------------  -----------   -----------   -----------    ----------
  18,259,896    12,151,610    2,537,727     3,195,304     1,344,994     1,377,700
   7,609,412    (3,683,855)    (806,163)   (3,286,287)   (1,300,166)    1,086,486
     (17,359)     (105,446)    (182,955)       (8,379)       (9,037)       (7,460)
------------  ------------  -----------   -----------   -----------    ----------
  25,851,949     8,362,309    1,548,609       (99,362)       35,791     2,456,726
------------  ------------  -----------   -----------   -----------    ----------
  88,584,518    50,337,033   11,888,734     2,256,714      (146,855)    3,055,037
 156,924,996   106,587,963   23,192,129    20,935,415     9,432,141     6,377,104
------------  ------------  -----------   -----------   -----------    ----------
$245,509,514  $156,924,996  $35,080,863   $23,192,129   $ 9,285,286    $9,432,141
============  ============  ===========   ===========   ===========    ==========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  Fidelity                 Calvert Social          Calvert Social Mid Cap
                           Asset Manager Division         Balanced Division            Growth Division
                          --------------------------  --------------------------  -------------------------
                          For the Year  For the Year  For the Year  For the Year  For the Year For the Year
                             Ended         Ended         Ended         Ended         Ended        Ended
                          December 31,  December 31,  December 31,  December 31,  December 31, December 31,
                              1999          1998          1999          1998          1999         1998
                          ------------  ------------  ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 3,551,516   $ 5,718,492   $ 4,603,912   $ 2,803,917    $  548,235   $  763,151
 Net realized gain
  (loss) from security
  transactions..........      807,833       860,649       603,710       404,517       276,373      200,832
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments...........    1,127,977       149,631        13,211     2,341,578      (349,562)     395,768
                          -----------   -----------   -----------   -----------    ----------   ----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    5,487,326     6,728,772     5,220,833     5,550,012       475,046    1,359,751
                          -----------   -----------   -----------   -----------    ----------   ----------
 From capital
  transactions:
 Purchases..............    8,191,507     8,448,368     7,293,509     7,171,631     1,644,955    1,423,352
 Redemptions............   (3,989,450)   (3,988,838)   (1,876,553)   (1,653,370)     (242,225)    (451,262)
                          -----------   -----------   -----------   -----------    ----------   ----------
 Total net purchase
  payments
  (redemptions).........    4,202,057     4,459,530     5,416,956     5,518,261     1,402,730      972,090
 Net portfolio
  transfers.............   (4,054,499)   (2,379,056)   (1,485,236)       80,963      (806,101)     485,270
 Net other transfers....      (60,514)   (2,755,577)      (12,300)     (149,713)       (1,935)     (61,198)
                          -----------   -----------   -----------   -----------    ----------   ----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........       87,044      (675,103)    3,919,420     5,449,511       594,694    1,396,162
                          -----------   -----------   -----------   -----------    ----------   ----------
NET CHANGE IN NET
 ASSETS.................    5,574,370     6,053,669     9,140,253    10,999,523     1,069,740    2,755,913
NET ASSETS--BEGINNING OF
 PERIOD.................   54,598,660    48,544,991    45,161,803    34,162,280     6,943,606    4,187,693
                          -----------   -----------   -----------   -----------    ----------   ----------
NET ASSETS--END OF
 PERIOD.................  $60,173,030   $54,598,660   $54,302,056   $45,161,803    $8,013,346   $6,943,606
                          ===========   ===========   ===========   ===========    ==========   ==========

                       See Notes To Financial Statements.

                     Metropolitan Life Separate Account E

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999

Metropolitan Life Separate Account E (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940. Seventeen investment divisions correspond to the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios of the Metropolitan Series Fund, Inc. (the "Fund"). The assets in the Variable B, Variable C, and Variable D Divisions are restricted to investing in the Growth Portfolio of the Fund.

The Fidelity Money Market, Equity-Income, Growth, Overseas, Investment Grade Bond, and Asset Manager Divisions correspond to the Money Market, Equity-Income, Growth, Overseas, Investment Grade Bond, and Asset Manager Portfolios of Fidelity's Variable Insurance Products Fund and Fidelity's Variable Insurance Products Fund II ("Fidelity").

The Calvert Social Balanced Division and Calvert Social Mid-Cap Growth Division correspond to the Calvert Social Balanced Portfolio and Calvert Social Mid-Cap Growth Portfolio, respectively, of the Calvert Variable Series, Inc. ("Calvert"). Each portfolio has specific objectives relative to growth of capital and income.

The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on September 27, 1983, and registered as a unit investment trust on April 6, 1984. The assets of the Separate Account are the property of Metropolitan Life.

A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

  A. Valuation of Investments

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. The method used to value the Fund's investments at December 31, 1999 are described in the Fund's 1999 Annual Report.

    Investments in shares of Fidelity are valued at the reported net asset values of the respective portfolios. The methods used to value Fidelity's investments at December 31, 1999 are described in Fidelity's 1999 Annual Report.

    Investments in shares of Calvert are valued at the reported net asset value of the Calvert Social Balanced Portfolio and Calvert Social Mid-Cap Growth Portfolio. The methods used to value Calvert's investments at December 31, 1999 are described in Calvert's 1999 Annual Report.

  B. Security Transactions

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.
  C. Federal Income Taxes

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The contracts permit Metropolitan Life to charge against the Separate Account any taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life does not anticipate, under existing law, that any federal income taxes will be charged against the Separate Account in determining the value of amounts under a contract.

D. Purchase Payments

  Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

E. Accumulation Units

  As of December 31, 1999, there were 424,599,147 Accumulation Units outstanding, which consisted of:

                                                                    Accumulation
   Division                                                            Units
   --------                                                         ------------
   State Street Research Growth Division...........................  68,186,817
   State Street Research Income Division...........................  20,028,295
   State Street Research Money Market Division.....................     766,554
   State Street Research Diversified Division......................  81,803,533
   State Street Research Aggressive Growth Division................  34,476,844
   MetLife Stock Index Division....................................  86,194,645
   Santander International Stock Division..........................  14,166,000
   Loomis Sayles High Yield Bond Division..........................   4,939,193
   Janus Mid Cap Division..........................................  46,723,767
   T. Rowe Price Small Cap Growth Division.........................  15,032,736
   Scudder Global Equity Division..................................   9,905,262
   Harris Oakmark Large Cap Value Division.........................   3,705,619
   Neuberger Berman Partners Mid Cap Value Division................   2,517,069
   T. Rowe Price Large Cap Growth Division.........................   3,509,482
   Lehman Brothers Aggregate Bond Index Division...................   7,899,005
   Morgan Stanley EAFE Index Division..............................   4,009,779
   Russell 2000 Index Division.....................................   5,590,923
   Fidelity Money Market Division..................................     756,966
   Fidelity Equity-Income Division.................................   3,703,407
   Fidelity Growth Division........................................   4,417,859
   Fidelity Overseas Division......................................   1,220,096
   Fidelity Investment Grade Bond Division.........................     560,146
   Fidelity Asset Manager Division.................................   2,253,306
   Calvert Social Balanced Division................................   1,948,896
   Calvert Social Mid-Cap Growth Division..........................     282,948

  In addition to the above mentioned Accumulation Units, there were cash reserves applicable to contracts receiving annuity payout under the Variable Account B Division and cash reserves for Preference Plus (PPA) Immediate Annuities.

   Variable Account B Division..................................... $ 2,915,679
   Cash Reserves for PPA Immediate Annuities....................... $42,968,371

2. DIVIDENDS

  The amount of dividends received by the Separate Account during the year were $952,895,633. The dividends were paid to Metropolitan Life and were immediately reinvested in additional shares of the portfolio in which each of the investment divisions invest. As a result of these reinvestments, number of shares held by each of the investment divisions increased by the following:

   Division:                                                            Shares
   ---------                                                          ----------
   State Street Research Growth Division.............................  8,285,667
   State Street Research Income Division.............................  2,186,881
   State Street Research Money Market Division.......................     65,195
   State Street Research Diversified Division........................ 11,683,635
   Variable B Division...............................................    267,238
   Variable C Division...............................................      9,905
   Variable D Division...............................................        116
   State Street Research Aggressive Growth Division..................    809,854
   MetLife Stock Index Division......................................  4,707,799
   Santander International Stock Division............................  3,044,329
   Loomis Sayles High Yield Bond Division............................    478,479
   Janus Mid Cap Division............................................  2,638,977
   T. Rowe Price Small Cap Growth Division...........................         --
   Scudder Global Equity Division....................................    370,368
   Harris Oakmark Large Cap Value Division...........................     40,140
   Neuberger Berman Partners Mid Cap Value Division..................    119,910
   T. Rowe Price Large Cap Growth Division...........................     14,207
   Lehman Brothers Aggregate Bond Index Division.....................    356,913
   Morgan Stanley EAFE Index Division................................     43,409
   Russell 2000 Index Division.......................................    176,227
   Fidelity Money Market Division....................................    179,961
   Fidelity Equity-Income Division...................................    254,791
   Fidelity Growth Division..........................................    440,739
   Fidelity Overseas Division........................................     49,075
   Fidelity Investment Grade Bond Division...........................     39,942
   Fidelity Asset Manager Division...................................    241,672
   Calvert Social Balanced Division..................................  2,389,497
   Calvert Social Mid-Cap Growth Division............................     20,634

3. EXPENSES

  Metropolitan Life applies a daily charge against the Separate Account for general administrative expenses and for the mortality and expense risk assumed by Metropolitan Life. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge, Metropolitan Life estimates .75% is for general administrative expenses for VestMet contracts and .50% is for Preference Plus contracts and .75% is for the mortality and expense risk on both contracts. However, for the enhanced and Financial Freedom Account Contracts, the charge is equivalent to an effective annual rate of .95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates .20% is for general administrative expenses and .75% is for mortality and expense risk. The Variable B, C, and D contracts are charged for administrative expenses and mortality and expense risk according to the rates under their respective contracts.

4. NEW DIVISIONS

  On November 9, 1998, six divisions were added to the Separate Account:
  Harris Oakmark Large Cap Value Division, Neuberger Berman Partners Mid Cap Value Division, T. Rowe Price Large Cap Growth Division, Lehman Brothers Aggregate Bond Index Division, Morgan Stanley EAFE Index Division, and Russell 2000 Index Division.

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----

METROPOLITAN LIFE INSURANCE COMPANY
Independent Auditors' Report................................
Consolidated Statements of Income for the years ended
  December 31, 1999, 1998 and 1997..........................
Consolidated Balance Sheets at December 31, 1999 and 1998...
Consolidated Statements of Equity for the years ended
  December 31, 1999, 1998 and 1997..........................
Consolidated Statements of Cash Flows for the years ended
  December 31, 1999, 1998 and 1997..........................
Notes to Consolidated Financial Statements..................

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Policyholders of
Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of income, equity and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

New York, New York
February 7, 2000

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                               1999       1998       1997
                                                               ----       ----       ----
REVENUES
Premiums....................................................  $12,088    $11,503    $11,278
Universal life and investment-type product policy fees......    1,438      1,360      1,418
Net investment income.......................................    9,816     10,228      9,491
Other revenues..............................................    2,154      1,994      1,491
Net realized investment gains (losses) (net of amounts
  allocable to other accounts of $(67), $608 and $231,
  respectively).............................................      (70)     2,021        787
                                                              -------    -------    -------
                                                               25,426     27,106     24,465
                                                              -------    -------    -------
EXPENSES
Policyholder benefits and claims (excludes amounts directly
  related to net realized investment gains (losses) of
  $(21), $368 and $161, respectively).......................   13,105     12,638     12,403
Interest credited to policyholder account balances..........    2,441      2,711      2,878
Policyholder dividends......................................    1,690      1,651      1,742
Other expenses (excludes amounts directly related to net
  realized investment gains (losses) of $(46), $240 and $70,
  respectively).............................................    6,755      8,019      5,771
                                                              -------    -------    -------
                                                               23,991     25,019     22,794
                                                              -------    -------    -------
Income before provision for income taxes and extraordinary
  item......................................................    1,435      2,087      1,671
Provision for income taxes..................................      593        740        468
                                                              -------    -------    -------
Income before extraordinary item............................      842      1,347      1,203
Extraordinary item -- demutualization expense...............      225          4         --
                                                              -------    -------    -------
Net income..................................................  $   617    $ 1,343    $ 1,203
                                                              =======    =======    =======

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998
                                 (IN MILLIONS)

                                                                1999        1998
                                                                ----        ----
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value........  $ 96,981    $100,767
  Equity securities, at fair value..........................     2,006       2,340
  Mortgage loans on real estate.............................    19,739      16,827
  Real estate and real estate joint ventures................     5,649       6,287
  Policy loans..............................................     5,598       5,600
  Other limited partnership interests.......................     1,331       1,047
  Short-term investments....................................     3,055       1,369
  Other invested assets.....................................     1,501       1,484
                                                              --------    --------
                                                               135,860     135,721

Cash and cash equivalents...................................     2,789       3,301
Accrued investment income...................................     1,725       1,994
Premiums and other receivables..............................     6,681       5,972
Deferred policy acquisition costs...........................     8,492       6,538
Deferred income taxes.......................................       603          --
Other.......................................................     4,141       3,752
Separate account assets.....................................    64,941      58,068
                                                              --------    --------
                                                              $225,232    $215,346
                                                              ========    ========
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits......................................  $ 73,582    $ 72,701
Policyholder account balances...............................    45,901      46,494
Other policyholder funds....................................     4,498       4,061
Policyholder dividends payable..............................       974         947
Short-term debt.............................................     4,208       3,585
Long-term debt..............................................     2,514       2,903
Current income taxes payable................................       548         403
Deferred income taxes payable...............................        --         545
Other.......................................................    14,376      10,772
Separate account liabilities................................    64,941      58,068
                                                              --------    --------
                                                               211,542     200,479
                                                              --------    --------

Commitments and contingencies (Note 9)

Equity:
Retained earnings...........................................    14,100      13,483
Accumulated other comprehensive income (loss)...............      (410)      1,384
                                                              --------    --------
                                                                13,690      14,867
                                                              --------    --------
                                                              $225,232    $215,346
                                                              ========    ========

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                                    ACCUMULATED OTHER
                                                                               COMPREHENSIVE INCOME (LOSS)
                                                                        -----------------------------------------
                                                                             NET           FOREIGN      MINIMUM
                                                                          UNREALIZED      CURRENCY      PENSION
                                             COMPREHENSIVE   RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    TOTAL    INCOME (LOSS)   EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT
                                    -----    -------------   --------   --------------   -----------   ----------
Balance at January 1, 1997.......  $11,983                   $10,937       $ 1,028          $  18         $ --
Comprehensive income:
  Net income.....................    1,203      $ 1,203        1,203
                                                -------
  Other comprehensive income:
    Unrealized investment gains,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                   870                        870
    Foreign currency translation
      adjustments................                   (49)                                      (49)
                                                -------
    Other comprehensive income...      821          821
                                                -------
  Comprehensive income...........               $ 2,024
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1997.....   14,007                    12,140         1,898            (31)          --
Comprehensive income:
  Net income.....................    1,343      $ 1,343        1,343
                                                -------
  Other comprehensive loss:
    Unrealized investment losses,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                  (358)                      (358)
    Foreign currency translation
      adjustments................                  (113)                                     (113)
    Minimum pension liability
      adjustment.................                   (12)                                                   (12)
                                                -------
    Other comprehensive loss.....     (483)        (483)
                                                -------
  Comprehensive income...........               $   860
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1998.....   14,867                    13,483         1,540           (144)         (12)
Comprehensive loss:
  Net income.....................      617      $   617          617
                                                -------
  Other comprehensive loss:
    Unrealized investment losses,
      net of related offsets,
      reclassification
      adjustments and income
      taxes......................                (1,837)                    (1,837)
    Foreign currency translation
      adjustments................                    50                                        50
    Minimum pension liability
      adjustment.................                    (7)                                                    (7)
                                                -------
    Other comprehensive loss.....   (1,794)      (1,794)
                                                -------
  Comprehensive loss.............               $(1,177)
                                                =======
                                   -------                   -------       -------          -----         ----
Balance at December 31, 1999.....  $13,690                   $14,100       $  (297)         $ (94)        $(19)
                                   =======                   =======       =======          =====         ====

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                 (IN MILLIONS)

                                                                1999        1998        1997
                                                                ----        ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    617    $  1,343    $  1,203
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization expenses..................       173          56         (36)
    (Gains) losses from sales of investments and businesses,
      net...................................................       137      (2,629)     (1,018)
    Change in undistributed income of real estate joint
      ventures and other limited partnership interests......      (322)        (91)        157
    Interest credited to policyholder account balances......     2,441       2,711       2,878
    Universal life and investment-type product policy
      fees..................................................    (1,438)     (1,360)     (1,418)
    Change in accrued investment income.....................       269        (181)       (215)
    Change in premiums and other receivables................      (619)     (2,681)       (792)
    Change in deferred policy acquisition costs, net........      (389)       (188)       (159)
    Change in insurance related liabilities.................     2,248       1,481       2,364
    Change in income taxes payable..........................        22         251         (99)
    Change in other liabilities.............................       857       2,390        (206)
    Other, net..............................................      (131)       (260)        213
                                                              --------    --------    --------
Net cash provided by operating activities...................     3,865         842       2,872
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................    73,120      57,857      75,346
    Equity securities.......................................       760       3,085       1,821
    Mortgage loans on real estate...........................     1,992       2,296       2,784
    Real estate and real estate joint ventures..............     1,062       1,122       2,046
    Other limited partnership interests.....................       469         146         166
  Purchases of:
    Fixed maturities........................................   (72,253)    (67,543)    (76,603)
    Equity securities.......................................      (410)       (854)     (2,121)
    Mortgage loans on real estate...........................    (4,395)     (2,610)     (4,119)
    Real estate and real estate joint ventures..............      (341)       (423)       (624)
    Other limited partnership interests.....................      (465)       (723)       (338)
  Net change in short-term investments......................    (1,577)       (761)         63
  Net change in policy loans................................         2         133          17
  Purchase of businesses, net of cash received..............    (2,972)         --        (430)
  Proceeds from sales of businesses.........................        --       7,372         135
  Net change in investment collateral.......................     2,692       3,769          --
  Other, net................................................       (73)       (183)        191
                                                              --------    --------    --------
Net cash provided by (used in) investing activities.........    (2,389)      2,683      (1,666)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    18,428      19,361      16,061
    Withdrawals.............................................   (20,650)    (21,706)    (18,831)
  Short-term debt, net......................................       623      (1,002)      1,265
  Long-term debt issued.....................................        44         693         989
  Long-term debt repaid.....................................      (433)       (481)       (104)
                                                              --------    --------    --------
Net cash used in financing activities.......................    (1,988)     (3,135)       (620)
                                                              --------    --------    --------
Change in cash and cash equivalents.........................      (512)        390         586
Cash and cash equivalents, beginning of year................     3,301       2,911       2,325
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  2,789    $  3,301    $  2,911
                                                              ========    ========    ========
Supplemental disclosures of cash flow information:
Cash paid during the year for:
  Interest..................................................  $    388    $    367    $    422
                                                              ========    ========    ========
  Income taxes..............................................  $    587    $    579    $    589
                                                              ========    ========    ========

          See accompanying notes to consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (DOLLAR AMOUNTS ARE IN MILLIONS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  BUSINESS

     Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance and retirement and savings products and services to corporations and other institutions.

  PLAN OF REORGANIZATION

     On September 28, 1999, the board of directors of MetLife adopted, pursuant to the New York Insurance Law, a plan of reorganization, and subsequently adopted amendments to the plan, pursuant to which MetLife proposes to convert from a mutual life insurance company to a stock life insurance company and become a wholly-owned subsidiary of MetLife, Inc. The plan was approved by MetLife's voting policyholders on February 7, 2000. The plan will become effective at such time as the New York Superintendent of Insurance ("Superintendent") approves it based on finding, among other things, that the plan is fair and equitable to policyholders. The plan requires an initial public offering of common stock and provides for other capital raising transactions on the effective date of the plan.

     On the date the plan of reorganization becomes effective, each policyholder's membership interest will be extinguished and each eligible policyholder will be entitled to receive, in exchange for that interest, trust interests representing shares of common stock of MetLife, Inc. to be held in a trust, cash or an adjustment to their policy values in the form of policy credits, as provided in the plan. In addition, when MetLife demutualizes, MetLife's Canadian branch will make cash payments to holders of certain policies transferred to Clarica Life Insurance Company ("Clarica Life") in connection with the sale of a substantial portion of MetLife's Canadian operations in 1998. See Note 9.

     The plan of reorganization requires that MetLife establish and operate a closed block for the benefit of holders of certain individual life insurance policies of MetLife. Assets will be allocated to the closed block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of these policies included in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience relating to the closed block are, in the aggregate, more or less favorable than assumed in establishing the closed block, total dividends paid to the closed block policyholders in the future may be greater than or less than which would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. The closed block will continue in effect until the last policy in the closed block is no longer in force.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The accounting principles to account for the participating policies included in the closed block will be those used prior to the date of the demutualization. However, a policyholder dividend obligation will be established for earnings that will be paid to policyholders as additional dividends in the amounts described below, unless these earnings are offset by future unfavorable experience in the closed block. Although all of the cash flows of the closed block are for the benefit of closed block policyholders, the excess of closed block liabilities over closed block assets at the effective date will represent the estimated maximum future contributions from the closed block expected to be reported in income as the contribution from the closed block after income taxes. The contribution from the closed block will be recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative contributions from the closed block will approximately equal the expected cumulative contributions, due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative contribution from the closed block is greater than the expected cumulative contribution from the closed block, the expected cumulative contribution will be recognized in income with the excess recorded as a policyholder dividend obligation, because the excess of the actual cumulative contribution from the closed block over the expected cumulative contribution will be paid to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative contribution from the closed block is less than the expected cumulative contribution from the closed block, the actual contribution will be recognized in income. However, dividends in the future may be changed, which would be intended to increase future actual contribution until the actual contribution equal the expected cumulative contribution.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint ventures in which MetLife has a majority voting interest or general partner interest with limited removal rights by limited partners. All material intercompany accounts and transactions have been eliminated.

     The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

     Minority interest related to consolidated entities included in other liabilities was $245 and $274 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1999 presentation.

  INVESTMENTS

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate.

     Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized losses on investments. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

  DERIVATIVE INSTRUMENTS

     The Company uses derivative instruments to manage market risk through one of four principal risk management strategies: the hedging of invested assets, liabilities, portfolios of assets or liabilities and anticipated transactions. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

     The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has strict policies regarding the financial stability and credit standing of its major counterparties.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Company's derivative instruments are designated as hedges and are highly correlated to the underlying risk at contract inception. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. Derivative instruments that lose their effectiveness are marked to market through net investment income.

     Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

     Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income (loss), similar to the accounting for the investment security. Such contracts are accounted for at settlement by recording the purchase of the specified securities at the contracted value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment income.

     Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expense. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded as an adjustment to the proceeds from disposition.

     The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income (loss), similar to the accounting for the underlying equity securities. Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are split into two components, time value and intrinsic value. Time value is amortized over the life of the applicable derivative instrument. The intrinsic value and any gains or losses relating to these derivative instruments adjust the basis of the underlying asset or liability and are recognized as a component of net investment income over the term of the underlying asset or liability being hedged as an adjustment to the yield.

  CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

                      METROPOLITAN LIFE INSURANCE COMPANY

  PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $1,130 and $1,098 at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $103, $116 and $103 for the years ended December 31, 1999, 1998 and 1997, respectively.

  DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception of the contracts. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Deferred policy acquisition costs related to internally replaced contracts are expensed at date of replacement.

     Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

     On September 28, 1999, the Company's Board of Directors adopted a plan of reorganization. Consequently, in the fourth quarter of 1999, the Company was able to commit to state insurance regulatory authorities that it would establish investment sub-segments to further align investments with the traditional individual life business of the Individual segment. As a result, future dividends for the traditional individual life business will be determined based on the results of the new investment sub-segments. Additionally, estimated future gross margins used to determine amortization of deferred policy acquisition costs and the amount of unrealized investment gains and losses relating to these products are based on investments in the new sub-segments. Using the investments in the sub-segments to determine estimated gross margins and unrealized investment gains and losses increased 1999 amortization of deferred policy acquisition costs by $56 (net of income taxes of $32) and decreased other comprehensive loss in 1999 by $123 (net of income taxes of $70).

                      METROPOLITAN LIFE INSURANCE COMPANY

     Information regarding deferred policy acquisition costs is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        ---------------------------
                                                         1999       1998      1997
                                                         ----       ----      ----
Balance at January 1..................................  $ 6,538    $6,436    $7,227
Capitalized during the year...........................    1,160     1,025     1,000
                                                        -------    ------    ------
     Total............................................    7,698     7,461     8,227
                                                        -------    ------    ------
Amortization allocated to:
  Net realized investment gains (losses)..............      (46)      240        70
  Unrealized investment gains (losses)................   (1,628)     (216)      727
  Other expenses......................................      862       587       771
                                                        -------    ------    ------
     Total amortization...............................     (812)      611     1,568
                                                        -------    ------    ------
Dispositions and other................................      (18)     (312)     (223)
                                                        -------    ------    ------
Balance at December 31................................  $ 8,492    $6,538    $6,436
                                                        =======    ======    ======

     Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

     Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

  INTANGIBLE ASSETS

     The excess of cost over the fair value of net assets acquired ("goodwill") and other intangible assets, including the value of business acquired, are included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company continually reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Other intangible assets are amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

                      METROPOLITAN LIFE INSURANCE COMPANY

                                              GOODWILL           OTHER INTANGIBLE ASSETS
                                        --------------------    --------------------------
                                        1999    1998    1997     1999      1998      1997
                                        ----    ----    ----     ----      ----      ----
YEARS ENDED DECEMBER 31
Net Balance at January 1..............  $404    $359    $136    $1,006    $1,055    $  767
Acquisitions..........................   237      67     240       156        39       355
Amortization..........................   (30)    (22)    (17)     (114)      (88)      (67)
                                        ----    ----    ----    ------    ------    ------
Net Balance at December 31............  $611    $404    $359    $1,048    $1,006    $1,055
                                        ====    ====    ====    ======    ======    ======
DECEMBER 31
Accumulated amortization..............  $118    $ 88            $  392    $  278
                                        ====    ====            ======    ======

  FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 10%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

     Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 8%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 10%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 10%.

     Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 17%, less expenses, mortality charges and withdrawals.

     The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

  RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

     Premiums related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

  DIVIDENDS TO POLICYHOLDERS

     Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by MetLife and its insurance subsidiaries.

  DIVIDEND RESTRICTIONS

     MetLife, when it converts from a mutual life insurance company to a stock life insurance company, may be restricted as to the amounts it may pay as dividends to MetLife, Inc. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. The Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices.

  PARTICIPATING BUSINESS

     Participating business represented approximately 19% and 21% of the Company's life insurance in-force, and 84% and 81% of the number of life insurance policies in-force, at December 31, 1999 and 1998, respectively. Participating policies represented approximately 42% and 44%, 39% and 40%, and 41% and 41% of gross and net life insurance premiums for the years ended December 31, 1999, 1998 and 1997, respectively.

  INCOME TAXES

     MetLife and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. MetLife will not be subject to the equity tax when it converts to a stock life insurance company. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

  REINSURANCE

     The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from

                      METROPOLITAN LIFE INSURANCE COMPANY
reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  SEPARATE ACCOUNTS

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues. See Note 6.

  FOREIGN CURRENCY TRANSLATION

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported in other expenses and were insignificant for all years presented.

  EXTRAORDINARY ITEM -- DEMUTUALIZATION EXPENSE

     The accompanying consolidated statements of income include extraordinary charges of $225 (net of income taxes of $35) and $4 (net of income taxes of $2) for the years ended December 31, 1999 and 1998, respectively, related to costs associated with the demutualization.

  APPLICATION OF ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

     Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of the provisions of SOP 98-1 had the effect of increasing other assets by $82 at December 31, 1999.

     Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related

                      METROPOLITAN LIFE INSURANCE COMPANY
assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

     In 1998, the Company adopted the provisions of Statement of Financial Accounting Standards No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 125") which were deferred by SFAS 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. The deferred provisions provide accounting and reporting standards related to repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of the provisions had the effect of increasing assets and liabilities by $3,769 at December 31, 1998 and increasing other revenues and other expenses by $266 for the year ended December 31, 1998.

     During 1997, the Company changed to the retrospective interest method of accounting for investment income on structured notes in accordance with Emerging Issues Task Force Consensus No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes. This accounting change increased 1997 net investment income by $175, which included an immaterial amount related to prior years.

     In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

     In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY

2. INVESTMENTS

     The components of net investment income were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Fixed maturities....................................  $ 6,766    $ 6,563    $ 6,445
Equity securities...................................       40         78         50
Mortgage loans on real estate.......................    1,479      1,572      1,684
Real estate and real estate joint ventures..........    1,426      1,529      1,718
Policy loans........................................      340        387        368
Other limited partnership interests.................      199        196        302
Cash, cash equivalents and short-term investments...      173        187        169
Other...............................................      501        841        368
                                                      -------    -------    -------
                                                       10,924     11,353     11,104
Less: Investment expenses...........................    1,108      1,125      1,613
                                                      -------    -------    -------
                                                      $ 9,816    $10,228    $ 9,491
                                                      =======    =======    =======

     Net realized investment gains (losses), including changes in valuation allowances, were as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          -------------------------
                                                          1999      1998      1997
                                                          ----      ----      ----
Fixed maturities........................................  $(538)   $  573    $  118
Equity securities.......................................     99       994       224
Mortgage loans on real estate...........................     28        23        56
Real estate and real estate joint ventures..............    265       424       446
Other limited partnership interests.....................     33        13        12
Sales of businesses.....................................     --       531       139
Other...................................................    (24)       71        23
                                                          -----    ------    ------
                                                           (137)    2,629     1,018
Amounts allocable to:
  Future policy benefit loss recognition................     --      (272)     (126)
  Deferred policy acquisition costs.....................     46      (240)      (70)
  Participating contracts...............................     21       (96)      (35)
                                                          -----    ------    ------
                                                          $ (70)   $2,021    $  787
                                                          =====    ======    ======

     Realized investment gains (losses) have been reduced by (1) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, (2) deferred policy acquisition cost amortization to the extent that such amortization results from realized investment gains and losses, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Fixed maturities....................................  $(1,828)   $ 4,809    $ 4,766
Equity securities...................................      875        832      1,605
Other invested assets...............................      165        154        294
                                                      -------    -------    -------
                                                         (788)     5,795      6,665
                                                      -------    -------    -------
Amounts allocable to:
  Future policy benefit loss recognition............     (249)    (2,248)    (2,189)
  Deferred policy acquisition costs.................      697       (931)    (1,147)
  Participating contracts...........................     (118)      (212)      (312)
Deferred income taxes...............................      161       (864)    (1,119)
                                                      -------    -------    -------
                                                          491     (4,255)    (4,767)
                                                      -------    -------    -------
                                                      $  (297)   $ 1,540    $ 1,898
                                                      =======    =======    =======

     The changes in net unrealized investment gains (losses) were as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        ---------------------------
                                                         1999       1998      1997
                                                         ----       ----      ----
Balance at January 1..................................  $ 1,540    $1,898    $1,028
Unrealized investment gains (losses) during the
  year................................................   (6,583)     (870)    3,402
Unrealized investment (gains) losses relating to:
  Future policy benefit loss recognition..............    1,999       (59)     (970)
  Deferred policy acquisition costs...................    1,628       216      (727)
  Participating contracts.............................       94       100      (303)
Deferred income taxes.................................    1,025       255      (532)
                                                        -------    ------    ------
Balance at December 31................................  $  (297)   $1,540    $1,898
                                                        =======    ======    ======
Net change in unrealized investment gains (losses)....  $(1,837)   $ (358)   $  870
                                                        =======    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

  FIXED MATURITIES AND EQUITY SECURITIES

     Fixed maturities and equity securities at December 31, 1999 were as follows:

                                             COST OR     GROSS UNREALIZED
                                            AMORTIZED    ----------------    ESTIMATED
                                              COST        GAIN      LOSS     FAIR VALUE
                                            ---------     ----      ----     ----------
Fixed Maturities:
  Bonds:
     U.S. Treasury securities and
       obligations of U.S. government
       corporations and agencies..........   $ 5,990     $  456    $  147     $ 6,299
     States and political subdivisions....     1,583          4        45       1,542
     Foreign governments..................     4,090        210        94       4,206
     Corporate............................    47,505        585     1,913      46,177
     Mortgage and asset-backed
       securities.........................    27,396        112       847      26,661
     Other................................    12,235        313       462      12,086
                                             -------     ------    ------     -------
                                              98,799      1,680     3,508      96,971
  Redeemable preferred stocks.............        10         --        --          10
                                             -------     ------    ------     -------
                                             $98,809     $1,680    $3,508     $96,981
                                             =======     ======    ======     =======
Equity Securities:
  Common stocks...........................   $   980     $  921    $   35     $ 1,866
  Nonredeemable preferred stocks..........       151         --        11         140
                                             -------     ------    ------     -------
                                             $ 1,131     $  921    $   46     $ 2,006
                                             =======     ======    ======     =======

     Fixed maturities and equity securities at December 31, 1998 were as follows:

                                             COST OR     GROSS UNREALIZED
                                            AMORTIZED    -----------------    ESTIMATED
                                              COST        GAIN       LOSS     FAIR VALUE
                                            ---------     ----       ----     ----------
Fixed Maturities:
  Bonds:
     U.S. Treasury securities and
       obligations of U.S. government
       corporations and agencies..........   $ 6,640     $1,117      $ 10      $  7,747
     States and political subdivisions....       597         26        --           623
     Foreign governments..................     3,435        254        88         3,601
     Corporate............................    46,377      2,471       260        48,588
     Mortgage and asset-backed
       securities.........................    26,456        569        46        26,979
     Other................................    12,438      1,069       293        13,214
                                             -------     ------      ----      --------
                                              95,943      5,506       697       100,752
  Redeemable preferred stocks.............        15         --        --            15
                                             -------     ------      ----      --------
                                             $95,958     $5,506      $697      $100,767
                                             =======     ======      ====      ========
Equity Securities:
  Common stocks...........................   $ 1,286     $  923      $ 77      $  2,132
  Nonredeemable preferred stocks..........       222          4        18           208
                                             -------     ------      ----      --------
                                             $ 1,508     $  927      $ 95      $  2,340
                                             =======     ======      ====      ========

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Company held foreign currency derivatives with notional amounts of $4,002 and $716 to hedge the exchange rate risk associated with foreign bonds at December 31, 1999 and 1998, respectively. The Company also held options with fair values of $(11) to hedge the market value of common stocks at December 31, 1998.

     At December 31, 1999, fixed maturities held by the Company that were below investment grade or not rated by an independent rating agency had an estimated fair value of $8,813. At December 31, 1999, non-income producing fixed maturities were insignificant.

     The amortized cost and estimated fair value of bonds at December 31, 1999, by contractual maturity date, are shown below:

                                                        AMORTIZED    ESTIMATED
                                                          COST       FAIR VALUE
                                                        ---------    ----------
Due in one year or less...............................   $ 3,180      $ 3,217
Due after one year through five years.................    18,152       18,061
Due after five years through ten years................    23,755       23,114
Due after ten years...................................    26,316       25,918
                                                         -------      -------
                                                          71,403       70,310
Mortgage and asset-backed securities..................    27,396       26,661
                                                         -------      -------
                                                         $98,799      $96,971
                                                         =======      =======

     Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales of securities were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Securities classified as available-for-sale:
  Proceeds..........................................  $59,852    $46,913    $69,275
  Gross realized gains..............................  $   605    $ 2,053    $   965
  Gross realized losses.............................  $   911    $   486    $   627
Fixed maturities classified as held-to-maturity:
  Proceeds..........................................  $    --    $    --    $   352
  Gross realized gains..............................  $    --    $    --    $     5
  Gross realized losses.............................  $    --    $    --    $     1

     Gross realized losses above exclude writedowns recorded during 1999 for permanently impaired available-for-sale securities of $133.

     During 1997, fixed maturities with an amortized cost of $11,682 were transferred from held-to-maturity to available-for-sale. Other comprehensive income at the date of reclassification was increased by $198 excluding the effects of deferred income taxes and policyholder related amounts.

     Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY

  SECURITIES LENDING PROGRAM

     The Company participates in securities lending programs whereby large blocks of securities, which are returnable to the Company on short notice and included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $6,458 and $4,005 and estimated fair value of $6,391 and $4,552 were on loan under the program at December 31, 1999 and 1998, respectively. The Company was liable for cash collateral under its control of $6,461 and $3,769 at December 31, 1999 and 1998, respectively. This liability is included in other liabilities. Security collateral on deposit from securities borrowers is returnable to them on short notice and is not reflected in the consolidated financial statements.

  STATUTORY DEPOSITS

     The Company had investment assets on deposit with regulatory agencies of $476 and $466 at December 31, 1999 and 1998, respectively.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans were categorized as follows:

                                                           DECEMBER 31,
                                             ----------------------------------------
                                                    1999                  1998
                                             ------------------    ------------------
                                             AMOUNT     PERCENT    AMOUNT     PERCENT
                                             ------     -------    ------     -------
Commercial mortgage loans..................  $14,931       75%     $12,503       74%
Agricultural mortgage loans................    4,816       24%       4,256       25%
Residential mortgage loans.................       82        1%         241        1%
                                             -------      ---      -------      ---
                                              19,829      100%      17,000      100%
                                                          ===                   ===
Less: Valuation allowances.................       90                   173
                                             -------               -------
                                             $19,739               $16,827
                                             =======               =======

     Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 1999, approximately 16%, 8% and 8% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $547 and $606 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Changes in mortgage loan valuation allowances were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Balance at January 1.................................  $ 173      $ 289      $ 469
Additions............................................     40         40         61
Deductions for writedowns and dispositions...........   (123)      (130)      (241)
Deductions for disposition of affiliates.............     --        (26)        --
                                                       -----      -----      -----
Balance at December 31...............................  $  90      $ 173      $ 289
                                                       =====      =====      =====

     A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                             --------------
                                                             1999     1998
                                                             ----     ----
Impaired mortgage loans with valuation allowances..........  $540    $  823
Impaired mortgage loans without valuation allowances.......   437       375
                                                             ----    ------
                                                              977     1,198
Less: Valuation allowances.................................    83       149
                                                             ----    ------
                                                             $894    $1,049
                                                             ====    ======

     The average investment in impaired mortgage loans on real estate was $1,134, $1,282 and $1,680 for the years ended December 31, 1999, 1998 and 1997, respectively. Interest income on impaired mortgages was $101, $109 and $110 for the years ended December 31, 1999, 1998 and 1997, respectively.

     The investment in restructured mortgage loans on real estate was $980 and $1,140 at December 31, 1999 and 1998, respectively. Interest income of $80, $74 and $91 was recognized on restructured loans for the years ended December 31, 1999, 1998 and 1997, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $92, $87 and $116 for the years ended December 31, 1999, 1998 and 1997, respectively.

     Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $44 and $65 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                                DECEMBER 31,
                                                              ----------------
                                                               1999      1998
                                                               ----      ----
Real estate and real estate joint ventures
  held-for-investment.......................................  $5,440    $6,301
Impairments.................................................    (289)     (408)
                                                              ------    ------
                                                               5,151     5,893
                                                              ------    ------
Real estate and real estate joint ventures held-for-sale....     719       546
Impairments.................................................    (187)     (119)
Valuation allowance.........................................     (34)      (33)
                                                              ------    ------
                                                                 498       394
                                                              ------    ------
                                                              $5,649    $6,287
                                                              ======    ======

     Accumulated depreciation on real estate was $2,235 and $2,065 at December 31, 1999 and 1998, respectively. Related depreciation expense was $247, $282 and $338 for the years ended December 31, 1999, 1998 and 1997, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                             DECEMBER 31,
                                                --------------------------------------
                                                      1999                 1998
                                                -----------------    -----------------
                                                AMOUNT    PERCENT    AMOUNT    PERCENT
                                                ------    -------    ------    -------
Office........................................  $3,846       68%     $4,265       68%
Retail........................................     587       10%        640       10%
Apartments....................................     474        8%        418        7%
Land..........................................     258        5%        313        5%
Agriculture...................................      96        2%        195        3%
Other.........................................     388        7%        456        7%
                                                ------      ---      ------      ---
                                                $5,649      100%     $6,287      100%
                                                ======      ===      ======      ===

     The Company's real estate holdings are primarily located throughout the United States. At December 31, 1999, approximately 25%, 24% and 10% of the Company's real estate holdings were located in New York, California and Texas, respectively.

     Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             1999     1998      1997
                                                             ----     ----      ----
Balance at January 1.......................................  $ 33     $110     $ 661
Additions charged (credited) to operations.................    36       (5)      (76)
Deductions for writedowns and dispositions.................   (35)     (72)     (475)
                                                             ----     ----     -----
Balance at December 31.....................................  $ 34     $ 33     $ 110
                                                             ====     ====     =====

     Investment income related to impaired real estate and real estate joint ventures held-for-investment was $61, $105 and $28 for the years ended December 31, 1999, 1998 and 1997, respectively. Investment income related to real estate and real estate joint ventures held-for-sale

                      METROPOLITAN LIFE INSURANCE COMPANY
was $14, $3 and $11 for the years ended December 31, 1999, 1998 and 1997, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $22 and $1 at December 31, 1999 and 1998, respectively.

     The Company owned real estate acquired in satisfaction of debt of $47 and $154 at December 31, 1999 and 1998, respectively.

     Real estate of $37, $69 and $151 was acquired in satisfaction of debt during the years ended December 31, 1999, 1998 and 1997, respectively.

  LEVERAGED LEASES

     Leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
Investment...............................................  $1,016    $1,067
Estimated residual values................................     559       607
                                                           ------    ------
                                                            1,575     1,674
Unearned income..........................................    (417)     (471)
                                                           ------    ------
                                                           $1,158    $1,203
                                                           ======    ======

     The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from four to 15 years, but in certain circumstances are as long as 30 years. Average yields range from 7% to 12%. These receivables are generally collateralized by the related property.

3. DERIVATIVE INSTRUMENTS

     The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments (other than equity options) held at December 31, 1999 and 1998:

                                                        1999                                         1998
                                     ------------------------------------------   ------------------------------------------
                                                              CURRENT MARKET                               CURRENT MARKET
                                                              OR FAIR VALUE                                OR FAIR VALUE
                                     CARRYING   NOTIONAL   --------------------   CARRYING   NOTIONAL   --------------------
                                      VALUE      AMOUNT    ASSETS   LIABILITIES    VALUE      AMOUNT    ASSETS   LIABILITIES
                                     --------   --------   ------   -----------   --------   --------   ------   -----------
Financial futures..................    $ 27     $ 3,140     $37        $ 10         $ 3      $ 2,190     $ 8        $  6
Foreign exchange contracts.........      --          --      --          --          --          136      --           2
Interest rate swaps................     (32)      1,316      11          40          (9)       1,621      17          50
Foreign currency swaps.............      --       4,002      26         103          (1)         580       3          62
Caps...............................       1      12,376       3          --          --        8,391      --          --
                                       ----     -------     ---        ----         ---      -------     ---        ----
Total contractual commitments......    $ (4)    $20,834     $77        $153         $(7)     $12,918     $28        $120
                                       ====     =======     ===        ====         ===      =======     ===        ====

                      METROPOLITAN LIFE INSURANCE COMPANY

     The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 1999 and 1998:

                                      DECEMBER 31, 1998               TERMINATIONS/   DECEMBER 31, 1999
                                       NOTIONAL AMOUNT    ADDITIONS    MATURITIES      NOTIONAL AMOUNT
                                      -----------------   ---------   -------------   -----------------
BY DERIVATIVE TYPE
Financial futures...................       $ 2,190         $18,259       $17,309           $ 3,140
Foreign exchange contracts..........           136             702           838                --
Interest rate swaps.................         1,621             429           734             1,316
Foreign currency swaps..............           580           3,501            79             4,002
Caps................................         8,391           5,860         1,875            12,376
                                           -------         -------       -------           -------
Total contractual commitments.......       $12,918         $28,751       $20,835           $20,834
                                           =======         =======       =======           =======
BY STRATEGY
Liability hedging...................       $ 8,741         $ 5,865       $ 2,035           $12,571
Invested asset hedging..............           864           4,288           937             4,215
Portfolio hedging...................         2,830          13,920        14,729             2,021
Anticipated transaction hedging.....           483           4,678         3,134             2,027
                                           -------         -------       -------           -------
Total contractual commitments.......       $12,918         $28,751       $20,835           $20,834
                                           =======         =======       =======           =======

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 1999:

                                                      REMAINING LIFE
                            -------------------------------------------------------------------
                            ONE YEAR     AFTER ONE YEAR     AFTER FIVE YEARS
                            OR LESS    THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS    TOTAL
                            --------   ------------------   -----------------   ---------------    -----
Financial futures.........   $3,140         $    --               $ --               $ --         $ 3,140
Interest rate swaps.......      833             483                 --                 --           1,316
Foreign currency swaps....        7           3,371                503                121           4,002
Caps......................    3,426           8,930                 20                 --          12,376
                             ------         -------               ----               ----         -------
Total contractual
  commitments.............   $7,406         $12,784               $523               $121         $20,834
                             ======         =======               ====               ====         =======

     In addition to the derivative instruments above, the Company uses equity option contracts as invested asset hedges. There were ninety-two thousand equity option contracts outstanding with a carrying value of $(11) and a market value of $(11) at December 31, 1998.

4. FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Amounts related to the Company's financial instruments were as follows:

                                                      NOTIONAL    CARRYING    ESTIMATED
DECEMBER 31, 1999                                      AMOUNT      VALUE      FAIR VALUE
-----------------                                     --------    --------    ----------
Assets:
  Fixed maturities..................................              $96,981      $96,981
  Equity securities.................................                2,006        2,006
  Mortgage loans on real estate.....................               19,739       19,452
  Policy loans......................................                5,598        5,618
  Short-term investments............................                3,055        3,055
  Cash and cash equivalents.........................                2,789        2,789
  Mortgage loan commitments.........................    $465           --           (7)
Liabilities:
  Policyholder account balances.....................               37,170       36,893
  Short-term debt...................................                4,208        4,208
  Long-term debt....................................                2,514        2,466
  Investment collateral.............................                6,451        6,451

                                                     NOTIONAL    CARRYING    ESTIMATED
DECEMBER 31, 1998                                     AMOUNT      VALUE      FAIR VALUE
-----------------                                    --------    --------    ----------
Assets:
  Fixed maturities.................................              $100,767     $100,767
  Equity securities................................                 2,340        2,340
  Mortgage loans on real estate....................                16,827       17,793
  Policy loans.....................................                 5,600        6,143
  Short-term investments...........................                 1,369        1,369
  Cash and cash equivalents........................                 3,301        3,301
  Mortgage loan commitments........................    $472            --           14
Liabilities:
  Policyholder account balances....................                37,448       37,664
  Short-term debt..................................                 3,585        3,585
  Long-term debt...................................                 2,903        3,006
  Investment collateral............................                 3,769        3,769

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY

  POLICY LOANS

     Fair values for policy loans are estimated by discounting expected future cash flows using U.S. treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

  SHORT-TERM AND LONG-TERM DEBT AND INVESTMENT COLLATERAL

     The fair values of short-term and long-term debt and investment collateral are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  DERIVATIVE INSTRUMENTS

     The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

5. EMPLOYEE BENEFIT PLANS

  PENSION BENEFIT AND OTHER BENEFIT PLANS

     The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

     The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the

                      METROPOLITAN LIFE INSURANCE COMPANY
postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                                   DECEMBER 31,
                                                       ------------------------------------
                                                       PENSION BENEFITS     OTHER BENEFITS
                                                       ----------------    ----------------
                                                        1999      1998      1999      1998
                                                        ----      ----      ----      ----
Change in projected benefit obligation:
Projected benefit obligation at beginning of year....  $3,920    $3,573    $1,708    $1,763
  Service cost.......................................     100        90        28        31
  Interest cost......................................     271       257       107       114
  Actuarial (gains) losses...........................    (260)      212      (281)      (74)
  Divestitures, curtailments and terminations........     (22)       24        10       (13)
  Change in benefits.................................      --        12        --        --
Benefits paid........................................    (272)     (248)      (89)     (113)
                                                       ------    ------    ------    ------
Projected benefit obligation at end of year..........   3,737     3,920     1,483     1,708
                                                       ------    ------    ------    ------
Change in plan assets:
Contract value of plan assets at beginning of year...   4,403     4,056     1,123     1,004
  Actuarial return on plan assets....................     575       680       141       171
  Employer contribution..............................      20        15        24        61
  Benefits paid......................................    (272)     (248)      (89)     (113)
  Other payments.....................................      --      (100)       --        --
                                                       ------    ------    ------    ------
Contract value of plan assets at end of year.........   4,726     4,403     1,199     1,123
                                                       ------    ------    ------    ------
Over (under) funded..................................     989       483      (284)     (585)
                                                       ------    ------    ------    ------
Unrecognized net asset at transition.................     (66)      (98)       --        --
Unrecognized net actuarial gains.....................    (564)      (78)     (487)     (322)
Unrecognized prior service cost......................     127       145        (2)       (2)
                                                       ------    ------    ------    ------
Prepaid (accrued) benefit cost.......................  $  486    $  452    $ (773)   $ (909)
                                                       ======    ======    ======    ======
Qualified plan prepaid pension cost..................  $  632    $  568    $   --    $   --
Non-qualified plan accrued pension cost..............    (146)     (116)       --        --
                                                       ------    ------    ------    ------
Prepaid benefit cost.................................  $  486    $  452    $   --    $   --
                                                       ======    ======    ======    ======

     The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                        NON-QUALIFIED
                                     QUALIFIED PLAN          PLAN              TOTAL
                                    ----------------    --------------    ----------------
                                     1999      1998     1999     1998      1999      1998
                                     ----      ----     ----     ----      ----      ----
Aggregate projected benefit
  obligation......................  $3,482    $3,697    $ 255    $ 223    $3,737    $3,920
Aggregate contract value of plan
  assets (principally Company
  contracts)......................   4,726     4,403       --       --     4,726     4,403
                                    ------    ------    -----    -----    ------    ------
Over (under) funded...............  $1,244    $  706    $(255)   $(223)   $  989    $  483
                                    ======    ======    =====    =====    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

     The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                            PENSION BENEFITS             OTHER BENEFITS
                                      ----------------------------   -----------------------
                                          1999            1998          1999         1998
                                          ----            ----          ----         ----
Weighted average assumptions at
  December 31,
Discount rate.......................  6.25% - 7.75%   6.5% - 7.25%   6% - 7.75%       7%
Expected rate of return on plan
  assets............................   8% - 10.5%     8.5% - 10.5%    6% - 9%     7.25% - 9%
Rate of compensation increase.......   4.5% - 8.5%    4.5% - 8.5%       N/A          N/A

     The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were 6.5% for pre-Medicare eligible claims and 6% for Medicare eligible claims in both 1999 and 1998.

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                             ONE PERCENT    ONE PERCENT
                                                              INCREASE       DECREASE
                                                             -----------    -----------
Effect on total of service and interest cost components....     $ 14           $ 11
Effect of accumulated postretirement benefit obligation....     $134           $111

     The components of periodic benefit costs were as follows:

                                               PENSION BENEFITS         OTHER BENEFITS
                                             ---------------------    ------------------
                                             1999    1998    1997     1999   1998   1997
                                             ----    ----    ----     ----   ----   ----
Service cost...............................  $ 100   $  90   $  74    $ 28   $ 31   $ 30
Interest cost..............................    271     257     247     107    114    122
Expected return on plan assets.............   (363)   (337)   (324)    (89)   (79)   (66)
Amortization of prior actuarial gains......     (6)    (11)     (5)    (11)   (13)    (4)
Curtailment (credit) cost..................    (17)    (10)     --      10      4     --
                                             -----   -----   -----    ----   ----   ----
Net periodic benefit cost (credit).........  $ (15)  $ (11)  $  (8)   $ 45   $ 57   $ 82
                                             =====   =====   =====    ====   ====   ====

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $45, $43 and $44 for the years ended December 31, 1999, 1998 and 1997, respectively.

6. SEPARATE ACCOUNTS

     Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $47,618 and $39,490 at December 31, 1999 and 1998, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $17,323 and $18,578 at December 31, 1999 and 1998, respectively, for which MetLife contractually guarantees either a minimum return or account value to the policyholder.

                      METROPOLITAN LIFE INSURANCE COMPANY

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $485, $413 and $287 for the years ended December 31, 1999, 1998 and 1997, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 6.5% and 7% at December 31, 1999 and 1998, respectively. The assets that support these liabilities were comprised of $16,874 and $16,639 in fixed maturities at December 31, 1999 and 1998, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

7. DEBT

     Debt consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
MetLife:
  6.300% surplus notes due 2003..........................  $  397    $  397
  7.000% surplus notes due 2005..........................     249       249
  7.700% surplus notes due 2015..........................     198       198
  7.450% surplus notes due 2023..........................     296       296
  7.785% surplus notes due 2024..........................     148       148
  7.800% surplus notes due 2025..........................     248       248
Other....................................................     130       207
                                                           ------    ------
                                                            1,666     1,743
                                                           ------    ------
Investment related:
  Floating rate debt, interest based on LIBOR............      --       212
  Exchangeable debt, interest rates ranging from 4.90% to
     5.80%, due 2001 and 2002............................     369       371
                                                           ------    ------
                                                              369       583
                                                           ------    ------
Total MetLife............................................   2,035     2,326
                                                           ------    ------
Nvest:
  7.060% senior notes due 2003...........................     110       110
  7.290% senior notes due 2007...........................     160       160
                                                           ------    ------
                                                              270       270
                                                           ------    ------
Other Affiliated Companies:
  Fixed rate notes, interest rates ranging from 6.96% to
     8.51%, maturity dates ranging from 2000 to 2008.....     170       179
  Other..................................................      39       128
                                                           ------    ------
                                                              209       307
                                                           ------    ------
Total long-term debt.....................................   2,514     2,903
Total short-term debt....................................   4,208     3,585
                                                           ------    ------
                                                           $6,722    $6,488
                                                           ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

     Short-term debt consisted of commercial paper with a weighted average interest rate of 6.05% and 5.31% and a weighted average maturity of 74 and 44 days at December 31, 1999 and 1998, respectively.

     The Company maintains unsecured credit facilities aggregating $7,000 (five-year facility of $1,000 expiring in April 2003; 364-day facility of $1,000 expiring in April 2000; 364-day facility of $5,000 expiring in September 2000). Both $1,000 facilities bear interest at LIBOR plus 20 basis points. The $5,000 facility bears interest at various rates under specified borrowing scenarios. The facilities can be used for general corporate purposes and also provide backup for the Company's commercial paper program. At December 31, 1999, there were no outstanding borrowings under any of the facilities.

     Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the Superintendent. Subject to the prior approval of the Superintendent, the 7.45% surplus notes may be redeemed, in whole or in part, at the election of the Company at any time on or after November 1, 2003.

     Each issue of investment related debt is payable in cash or by delivery of an underlying security owned by the Company. The amount payable at maturity of the debt is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance.

     The aggregate maturities of long-term debt are $93 in 2000, $194 in 2001, $210 in 2002, $415 in 2003, $126 in 2004 and $1,477 thereafter.

     Interest expense related to the Company's outstanding indebtedness was $358, $333 and $344 for the years ended December 31, 1999, 1998 and 1997, respectively.

8. ACQUISITIONS AND DISPOSITIONS

     In 1999 and 1997, respectively, the Company acquired assets of $4,832 and $3,777 and assumed liabilities of $1,860 and $3,347 through the acquisition of certain insurance and non-insurance operations. The aggregate purchase prices were allocated to the assets and liabilities acquired based on their estimated fair values.

     During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and a substantial portion of its Canadian and Mexican insurance operations, which resulted in a realized investment gain of $531. During 1997, the Company sold its United Kingdom insurance operations, which resulted in a realized investment gain of $139. Such sales caused a reduction in assets of $10,663 and $4,342 and liabilities of $3,691 and $4,207 in 1998 and 1997, respectively.

     See Note 16 for information regarding the Company's acquisition of GenAmerica Corporation.

9. COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is currently a defendant in approximately 500 lawsuits raising allegations of improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims".

                      METROPOLITAN LIFE INSURANCE COMPANY

     On December 28, 1999, after a fairness hearing, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving a multidistrict litigation proceeding involving alleged sales practices claims. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. This class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

     In addition to dismissing the consolidated class actions, the District Court's order also bars sales practices claims by class members for sales by the defendant insurers during the class period, effectively resolving all pending class actions against these insurers. The defendants are in the process of having these claims dismissed.

     Under the terms of the order, only those class members who excluded themselves from the settlement may continue an existing, or start a new, sales practices lawsuit against Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company for sales that occurred during the class period. Approximately 20,000 class members elected to exclude themselves from the settlement. Over 400 of the approximately 500 lawsuits noted above are brought by individuals who elected to exclude themselves from the settlement.

     The settlement provides three forms of relief. General relief, in the form of free death benefits, is provided automatically to class members who did not exclude themselves from the settlement or who did not elect the claim evaluation procedures set forth in the settlement. The claim evaluation procedures permit a class member to have a claim evaluated by a third party under procedures set forth in the settlement. Claim awards made under the claim evaluation procedures will be in the form of policy adjustments, free death benefits or, in some instances, cash payments. In addition, class members who have or had an ownership interest in specified policies will also automatically receive deferred acquisition cost tax relief in the form of free death benefits. The settlement fixes the aggregate amounts that are available under each form of relief.

     The Company expects that the total cost of the settlement will be approximately $957. This amount is equal to the amount of the increase in liabilities for the death benefits and policy adjustments and the present value of expected cash payments to be provided to included class members, as well as attorneys' fees and expenses and estimated other administrative costs, but does not include the cost of litigation with policyholders who are excluded from the settlement. The Company believes that the cost of the settlement will be substantially covered by available reinsurance and the provisions made in its consolidated financial statements, and thus will not have a material adverse effect on its business, results of operations or financial position. The Company has not yet made a claim under those reinsurance agreements and, although there is a risk that the carriers will refuse coverage for all or part of the claim, the Company believes this is very unlikely to occur. The Company believes it has made adequate provision in its consolidated financial statements for all probable losses for sales practices claims, including litigation costs involving policyholders who are excluded from the settlement.

     The class action settlement does not resolve nine purported or certified class actions currently pending against New England Mutual Life Insurance Company with which the Company merged in 1996. Eight of those actions have been consolidated as a multidistrict proceeding for pre-trial purposes in the United States District Court in Massachusetts. That Court certified a mandatory class as to those claims. Following an appeal of that certification, the United States

                      METROPOLITAN LIFE INSURANCE COMPANY

Court of Appeals remanded the case to the District Court for further consideration. The Company is negotiating a settlement with class counsel.

     The class action settlement also does not resolve three putative sales practices class action lawsuits which have been brought against General American Life Insurance Company. These lawsuits have been consolidated in a single proceeding in the United States District Court for the Eastern District of Missouri. General American Life Insurance Company and counsel for plaintiffs have negotiated a settlement in principle of this consolidated proceeding. General American Life Insurance Company has not reached agreement with plaintiffs' counsel on the attorneys' fees to be paid. However, negotiations are ongoing.

     In addition, the class action settlement does not resolve two putative class actions involving sales practices claims filed against Metropolitan Life Insurance Company in Canada. The class action settlement also does not resolve a certified class action with conditionally certified subclasses against Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants alleging improper sales abroad. That lawsuit is pending in a New York federal court.

     In the past, the Company has resolved some individual sales practices claims through settlement, dispositive motion or, in a few instances, trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     Regulatory authorities in a small number of states, including both insurance departments and one state attorney general, as well as the National Association of Securities Dealers, Inc., have ongoing investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. Over the past several years, the Company has resolved a number of investigations by other regulatory authorities for monetary payments and certain other relief, and may continue to do so in the future.

     MetLife is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. MetLife has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of MetLife's employees during the period from the 1920s through approximately the 1950s and alleging that MetLife learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against MetLife have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While MetLife believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. MetLife intends to continue to exercise its best judgment regarding settlement or defense of such cases. The number of such cases that may be brought or the aggregate amount of any liability that MetLife may ultimately incur is uncertain.

     Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously resolved dispute with MetLife's primary, umbrella and first level excess liability insurance carriers. MetLife is presently in litigation with several of its excess

                      METROPOLITAN LIFE INSURANCE COMPANY
liability insurers regarding amounts payable under its policies with respect to coverage for these claims. The trial court has granted summary judgment to these insurers. MetLife has appealed. There can be no assurances regarding the outcome of this litigation or the amount and timing of recoveries, if any, from these excess liability insurers. MetLife's asbestos-related litigation with these insurers should have no effect on recoveries under the excess insurance policies described below.

     The Company has recorded, in other expenses, charges of $499 ($317 after-tax), $1,895 ($1,203 after-tax) and $300 ($190 after-tax) for the years ended December 31, 1999, 1998 and 1997, respectively, for sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. The 1999 charge was principally related to the settlement of the multidistrict litigation proceeding involving alleged improper sales practices, accruals for sales practices claims not covered by the settlement and other legal costs. The 1998 charge was comprised of $925 and $970 for sales practices claims and asbestos-related claims, respectively. The Company recorded the charges for sales practices claims based on preliminary settlement discussions and the settlement history of other insurers.

     Prior to the fourth quarter of 1998, the Company established a liability for asbestos-related claims based on settlement costs for claims that the Company had settled, estimates of settlement costs for claims pending against the Company and an estimate of settlement costs for unasserted claims. The amount for unasserted claims was based on management's estimate of unasserted claims that would be probable of assertion. A liability is not established for claims which management believes are only reasonably possible of assertion. Based on this process, the accrual for asbestos-related claims at December 31, 1997 was $386. Potential liabilities for asbestos-related claims are not easily quantified, due to the nature of the allegations against the Company, which are not related to the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products, adding to the uncertainty as to the number of claims that may be brought against the Company.

     During 1998, the Company decided to pursue the purchase of excess insurance to limit its exposure to asbestos-related claims. In connection with the negotiations with the casualty insurers to obtain this insurance, the Company obtained information that caused management to reassess the accruals for asbestos-related claims. This information included:

     - Information from the insurers regarding the asbestos-related claims experience of other insureds, which indicated that the number of claims that were probable of assertion against the Company in the future was significantly greater than it had assumed in its accruals. The number of claims brought against the Company is generally a reflection of the number of asbestos-related claims brought against asbestos defendants generally and the percentage of those claims in which the Company is included as a defendant. The information provided to the Company relating to other insureds indicated that the Company had been included as a defendant for a significant percentage of total asbestos-related claims and that it may be included in a larger percentage of claims in the future, because of greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers and because of the bankruptcy and reorganization or the exhaustion of insurance coverage of other asbestos defendants; and that, although volatile, there was an upward trend in the number of total claims brought against asbestos defendants.

     - Information derived from actuarial calculations the Company made in the fourth quarter of 1998 in connection with these negotiations, which helped to frame, define and quantify this liability. These calculations were made using, among other things, current information regarding the Company's claims and settlement experience (which reflected the Com-

                      METROPOLITAN LIFE INSURANCE COMPANY
       pany's decision to resolve an increased number of these claims by settlement), recent and historic claims and settlement experience of selected other companies and information obtained from the insurers.

     Based on this information, the Company concluded that certain claims that previously were considered as only reasonably possible of assertion were now probable of assertion, increasing the number of assumed claims to approximately three times the number assumed in prior periods. As a result of this reassessment, the Company increased its liability for asbestos-related claims to $1,278 at December 31, 1998.

     During 1998, the Company paid $1,407 of premiums for excess of loss reinsurance agreements and excess insurance policies, consisting of $529 for the excess of loss reinsurance agreements for sales practices claims and excess mortality losses and $878 for the excess insurance policies for asbestos-related claims.

     The Company obtained the excess of loss reinsurance agreements to provide reinsurance with respect to sales practices claims made on or prior to December 31, 1999 and for certain mortality losses in 1999. These reinsurance agreements have a maximum aggregate limit of $650, with a maximum sublimit of $550 for losses for sales practices claims. This coverage is in excess of an aggregate self-insured retention of $385 with respect to sales practices claims and $506, plus the Company's statutory policy reserves released upon the death of insureds, with respect to life mortality losses. At December 31, 1999, the subject losses under the reinsurance agreements due to sales practices claims and related counsel fees from the time the Company entered into the reinsurance agreements did not exceed that self-insured retention. The maximum sublimit of $550 for sales practices claims was within a range of losses that management believed were reasonably possible at December 31, 1998. Each excess of loss reinsurance agreement for sales practices claims and mortality losses contains an experience fund, which provides for payments to the Company at the commutation date if experience is favorable at such date. The Company accounts for the aggregate excess of loss reinsurance agreements as reinsurance; however, if deposit accounting were applied, the effect on the Company's consolidated financial statements in 1998, 1999 and 2000 would not be significant.

     Under reinsurance accounting, the excess of the liability recorded for sales practices losses recoverable under the agreements of $550 over the premium paid of $529 results in a deferred gain of $21 which is being amortized into income over the settlement period from January 1999 through April 2000. Under deposit accounting, the premium would be recorded as an other asset rather than as an expense, and the reinsurance loss recoverable and the deferred gain would not have been recorded. Because the agreements also contain an experience fund which increases with the passage of time, the increase in the experience fund in 1999 and 2000 under deposit accounting would be recognized as interest income in an amount approximately equal to the deferred gain that will be amortized into income under reinsurance accounting.

     The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500, which is in excess of a $400 self-insured retention ($878 of which was recorded as a recoverable at December 31, 1999 and 1998). The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid in any given year that are recoverable under the policies will be reflected as a reduction in the Company's operating cash flows for that year, management believes that the payments will not have a material adverse effect on the Company's liquidity. Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if experience under the policy to such date has been favorable, or pro rata reductions from time to

                      METROPOLITAN LIFE INSURANCE COMPANY
time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund.

     A purported class action suit involving policyholders in 32 states has been filed in a Rhode Island state court against MetLife's subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. A similar "diminished value" allegation was made recently in a Texas Deceptive Trade Practices Act letter and lawsuit which involve a Metropolitan Property and Casualty Company policyholder. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company and its subsidiary, Metropolitan Casualty Insurance Company, in Florida by a policyholder alleging breach of contract and unfair trade practices with respect to Metropolitan Casualty Insurance Company allowing the use of parts not made by the original manufacturer to repair damaged automobiles. These suits are in the early stages of litigation and Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company intend to vigorously defend themselves against these suits. Similar suits have been filed against several other personal lines property and casualty insurers.

     The United States, the Commonwealth of Puerto Rico and various hotels and individuals have sued MetLife Capital Corporation, a former subsidiary of the Company, seeking damages for clean up costs, natural resource damages, personal injuries and lost profits and taxes based upon, among other things, a release of oil from a barge which was being towed by the M/V Emily S. In connection with the sale of MetLife Capital, the Company acquired MetLife Capital's potential liability with respect to the M/V Emily S lawsuit. MetLife Capital had entered into a sale and leaseback financing arrangement with respect to the M/V Emily S. The plaintiffs have taken the position that MetLife Capital, as the owner of record of the M/V Emily S, is responsible for all damages caused by the barge, including the oil spill. The governments of the United States and Puerto Rico have claimed damages in excess of $150. At a mediation, the action brought by the United States and Puerto Rico was conditionally settled, provided that the governments have access to additional sums from a fund contributed to by oil companies to help remediate oil spills. The Company can provide no assurance that this action will be settled in this manner.

     Three putative class actions have been filed by Conning Corporation shareholders alleging that the Company's announced offer to purchase the publicly-held Conning shares is inadequate and constitutes a breach of fiduciary duty (see Note 16). The Company believes the actions are without merit, and expects that they will not materially affect its offer to purchase the shares.

     A civil complaint challenging the fairness of the plan of reorganization and the adequacy and accuracy of the disclosures to policyholders regarding the plan has been filed in New York Supreme Court for Kings County on behalf of an alleged class consisting of the policyholders of MetLife who should have membership benefits in MetLife and were and are eligible to receive notice, vote and receive consideration in the demutualization. The complaint seeks to enjoin or rescind the plan and seeks other relief. The defendants named in the complaint are MetLife and the individual members of its board of directors and MetLife, Inc. MetLife believes that the allegations made in the complaint are wholly without merit, and intends to vigorously contest the complaint.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly

                      METROPOLITAN LIFE INSURANCE COMPANY
make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

  TRANSFERRED CANADIAN POLICIES

     In July 1998, MetLife sold a substantial portion of its Canadian operations to Clarica Life. As part of that sale, a large block of policies in effect with MetLife in Canada were transferred to Clarica Life, and the holders of the transferred Canadian policies became policyholders of Clarica Life. Those transferred policyholders are no longer policyholders of MetLife and, therefore, are not entitled to compensation under the plan of reorganization. However, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale, if MetLife demutualizes, its Canadian branch will make cash payments to those who are, or are deemed to be, holders of those transferred Canadian policies. The payments, which will be recorded in other expenses in the same period as the effective date of the plan, will be determined in a manner that is consistent with the treatment of, and fair and equitable to, eligible policyholders of MetLife. The amount of the payment is dependent upon the initial public offering price of common stock to be issued on the effective date of the plan of demutualization.

  YEAR 2000

     The Year 2000 issue was the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has implemented a plan to resolve the issue. There can be no assurances that the Year 2000 plan of the Company or that of its vendors or third parties have resolved all Year 2000 issues. Further, there can be no assurance that there will not be any future system failure or that such failure, if any, will not have a material impact on the operations of the Company.

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements

                      METROPOLITAN LIFE INSURANCE COMPANY
for office space, data processing and other equipment. Future minimum rental and subrental income and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      GROSS
                                               RENTAL    SUBLEASE     RENTAL
                                               INCOME     INCOME     PAYMENTS
                                               ------    --------    --------
2000.........................................  $  817      $13         $156
2001.........................................     740       12          135
2002.........................................     689       11          111
2003.........................................     612        9           90
2004.........................................     542        9           69
Thereafter...................................   2,032       27          299

10. INCOME TAXES

     The provision for income taxes was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               1999      1998      1997
                                                               ----      ----      ----
Current:
  Federal...................................................   $643      $668      $370
  State and local...........................................     24        60        10
  Foreign...................................................      4        99        26
                                                               ----      ----      ----
                                                                671       827       406
                                                               ----      ----      ----
Deferred:
  Federal...................................................    (78)      (25)       28
  State and local...........................................      2        (8)        9
  Foreign...................................................     (2)      (54)       25
                                                               ----      ----      ----
                                                                (78)      (87)       62
                                                               ----      ----      ----
Provision for income taxes..................................   $593      $740      $468
                                                               ====      ====      ====

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               1999      1998      1997
                                                               ----      ----      ----
Tax provision at U.S. statutory rate........................   $502      $730      $585
Tax effect of:
  Tax exempt investment income..............................    (39)      (40)      (30)
  Surplus tax...............................................    125        18       (40)
  State and local income taxes..............................     18        31        15
  Tax credits...............................................     (5)      (25)      (15)
  Prior year taxes..........................................    (31)        4        (2)
  Sale of businesses........................................     --       (19)      (41)
  Other, net................................................     23        41        (4)
                                                               ----      ----      ----
Provision for income taxes..................................   $593      $740      $468
                                                               ====      ====      ====

                      METROPOLITAN LIFE INSURANCE COMPANY

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                            1999      1998
                                                            ----      ----
Deferred income tax assets:
  Policyholder liabilities and receivables...............  $3,042    $3,108
  Net operating losses...................................      72        22
  Net unrealized investment losses.......................     161        --
  Employee benefits......................................     192       174
  Litigation related.....................................     468       312
  Other..................................................     242       158
                                                           ------    ------
                                                            4,177     3,774
  Less: Valuation allowance..............................      72        21
                                                           ------    ------
                                                            4,105     3,753
                                                           ------    ------
Deferred income tax liabilities:
  Investments............................................   1,472     1,529
  Deferred policy acquisition costs......................   1,967     1,887
  Net unrealized investment gains........................      --       864
  Other..................................................      63        18
                                                           ------    ------
                                                            3,502     4,298
                                                           ------    ------
Net deferred income tax asset (liability)................  $  603    $ (545)
                                                           ======    ======

     Foreign net operating loss carryforwards generated deferred income tax benefits of $72 and $21 at December 31, 1999 and 1998, respectively. The Company has recorded a valuation allowance related to these tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the portion of the deferred income tax asset is realizable.

     The Company has been audited by the Internal Revenue Service for the years through and including 1993. The Company is being audited for the years 1994, 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

11. REINSURANCE

     The Company assumes and cedes insurance with other insurance companies. The Company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The amounts in the consolidated statements of income are presented net of reinsurance ceded.

     The Company's life insurance operations participate in reinsurance in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. During

                      METROPOLITAN LIFE INSURANCE COMPANY

1998, the Company began reinsuring, under yearly renewal term policies, 90 percent of the mortality risk on universal life policies issued after 1983. The Company also reinsures 90 percent of the mortality risk on term life insurance policies issued after 1995 under yearly renewal term policies and coinsures 100 percent of the mortality risk in excess of $25 and $35 on single and joint survivorship policies, respectively.

     During 1997, the Company obtained a 100 percent coinsurance policy to provide coverage for contractual payments generated by certain portions of the Company's non-life contingency long-term guaranteed interest contracts and structured settlement lump sum contracts issued during the periods 1991 through 1993. The policy was amended in 1998 to include structured settlement lump sum payments issued during the period 1983 through 1990, 1994 and 1995. Reinsurance recoverables under the contract, which has been accounted for as a financing transaction, were $1,372 and $1,374 at December 31, 1999 and 1998, respectively.

     See Note 9 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

     The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks. The Company's reinsurance program is designed to limit a catastrophe loss to no more than 10% of the Auto & Home segment's statutory surplus.

     The effects of reinsurance were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Direct premiums.....................................  $13,249    $12,763    $12,728
Reinsurance assumed.................................      484        409        360
Reinsurance ceded...................................   (1,645)    (1,669)    (1,810)
                                                      -------    -------    -------
Net premiums........................................  $12,088    $11,503    $11,278
                                                      =======    =======    =======
Reinsurance recoveries netted against policyholder
  benefits..........................................  $ 1,626    $ 1,744    $ 1,648
                                                      =======    =======    =======

     The effects of reinsurance with GenAmerica Corporation ("GenAmerica") were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            1999      1998      1997
                                                            ----      ----      ----
Premiums ceded to GenAmerica..............................  $108      $113      $61
                                                            ====      ====      ===
Reinsurance recoveries from GenAmerica netted against
  policyholder benefits...................................  $ 74      $ 28      $24
                                                            ====      ====      ===

     Reinsurance recoverables, included in other receivables, were $2,898 and $3,134 at December 31, 1999 and 1998, respectively, of which $5 and $5, respectively, were recoverable from GenAmerica. Reinsurance and ceded commissions payables, included in other liabilities, were $148 and $105 at December 31, 1999 and 1998, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY

     The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Balance at January 1................................  $ 3,320    $ 3,655    $ 3,345
  Reinsurance recoverables..........................     (233)      (229)      (215)
                                                      -------    -------    -------
Net balance at January 1............................    3,087      3,426      3,130
                                                      -------    -------    -------
Acquisition of business.............................      204         --         --
                                                      -------    -------    -------
Incurred related to:
  Current year......................................    3,129      2,726      2,855
  Prior years.......................................      (16)      (245)        88
                                                      -------    -------    -------
                                                        3,113      2,481      2,943
                                                      -------    -------    -------
Paid related to:
  Current year......................................   (2,128)    (1,967)    (1,832)
  Prior years.......................................     (759)      (853)      (815)
                                                      -------    -------    -------
                                                       (2,887)    (2,820)    (2,647)
                                                      -------    -------    -------
Balance at December 31..............................    3,517      3,087      3,426
  Add: Reinsurance recoverables.....................      272        233        229
                                                      -------    -------    -------
Balance at December 31..............................  $ 3,789    $ 3,320    $ 3,655
                                                      =======    =======    =======

12. OTHER EXPENSES

     Other expenses were comprised of the following:

                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------
                                                       1999       1998       1997
                                                       ----       ----       ----
Compensation........................................  $ 2,590    $ 2,478    $ 2,078
Commissions.........................................      937        902        766
Interest and debt issue costs.......................      405        379        453
Amortization of policy acquisition costs (excludes
  amortization of $(46), $240 and $70, respectively,
  related to realized investment gains and
  (losses)).........................................      862        587        771
Capitalization of policy acquisition costs..........   (1,160)    (1,025)    (1,000)
Rent, net of sublease income........................      239        155        179
Minority interest...................................       55         67         56
Restructuring charge................................       --         81         --
Other...............................................    2,827      4,395      2,468
                                                      -------    -------    -------
                                                      $ 6,755    $ 8,019    $ 5,771
                                                      =======    =======    =======

     During 1998, the Company recorded charges of $81 to restructure headquarters operations and consolidate certain agencies and other operations. These costs have been fully paid at December 31, 1999.

                      METROPOLITAN LIFE INSURANCE COMPANY

13. STATUTORY FINANCIAL INFORMATION

     The reconciliations of MetLife's statutory surplus and net change in statutory surplus, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                                 DECEMBER 31,
                                                              ------------------
                                                               1999       1998
                                                               ----       ----
Statutory surplus...........................................  $ 7,630    $ 7,388
GAAP adjustments for:
  Future policy benefits and policyholder account
     balances...............................................   (4,167)    (6,830)
  Deferred policy acquisition costs.........................    8,381      6,560
  Deferred income taxes.....................................      886       (190)
  Valuation of investments..................................   (2,102)     3,981
  Statutory asset valuation reserves........................    3,189      3,381
  Statutory interest maintenance reserves...................    1,114      1,486
  Surplus notes.............................................   (1,602)    (1,595)
  Other, net................................................      361        686
                                                              -------    -------
Equity......................................................  $13,690    $14,867
                                                              =======    =======

                                                          YEARS ENDED DECEMBER 31,
                                                          -------------------------
                                                          1999      1998      1997
                                                          ----      ----      ----
Net change in statutory surplus.........................  $ 242    $   10    $  227
GAAP adjustments for:
  Future policy benefits and policyholder account
     balances...........................................    556       127       (38)
  Deferred policy acquisition costs.....................    379       224       149
  Deferred income taxes.................................    154       234        62
  Valuation of investments..............................    473     1,158      (387)
  Statutory asset valuation reserves....................   (226)     (461)    1,136
  Statutory interest maintenance reserves...............   (368)      312        53
  Other, net............................................   (593)     (261)        1
                                                          -----    ------    ------
Net income..............................................  $ 617    $1,343    $1,203
                                                          =====    ======    ======

                      METROPOLITAN LIFE INSURANCE COMPANY

14. OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 1999, 1998 and 1997 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                               1999       1998       1997
                                                               ----       ----       ----
Holding (losses) gains on investments arising during the
  year......................................................  $(6,314)   $ 1,493    $ 4,257
Income tax effect of holding gains or losses................    2,262       (617)    (1,615)
Transfer of securities from held-to-maturity to
  available-for-sale:
  Holding gains on investments..............................       --         --        198
  Income tax effect.........................................       --         --        (75)
Reclassification adjustments:
  Realized holding (gains) losses included in current year
     net income.............................................       38     (2,013)      (844)
  Amortization of premium and discount on investments.......     (307)      (350)      (209)
  Realized holding (losses) gains allocated to other
     policyholder amounts...................................      (67)       608        231
  Income tax effect.........................................      120        729        312
Allocation of holding losses (gains) on investments relating
  to other policyholder amounts.............................    3,788       (351)    (2,231)
Income tax effect of allocation of holding gains and losses
  to other policyholder amounts.............................   (1,357)       143        846
                                                              -------    -------    -------
Net unrealized investment (losses) gains....................   (1,837)      (358)       870
                                                              -------    -------    -------
Foreign currency translation adjustments arising during the
  year......................................................       50       (115)       (46)
Reclassification adjustment for sale of investment in
  foreign operation.........................................       --          2         (3)
                                                              -------    -------    -------
Foreign currency translation adjustment.....................       50       (113)       (49)
                                                              -------    -------    -------
Minimum pension liability adjustment........................       (7)       (12)        --
                                                              -------    -------    -------
Other comprehensive income (loss)...........................  $(1,794)   $  (483)   $   821
                                                              =======    =======    =======

15. BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe and Asia. The Company's business is divided into six segments: Individual, Institutional, Auto & Home, International, Asset Management and Corporate. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personal excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings

                      METROPOLITAN LIFE INSURANCE COMPANY
products to both individuals and groups, and auto and homeowners coverage to individuals. Asset Management provides a broad variety of asset management products and services to individuals and institutions such as mutual funds for savings and retirement needs, commercial real estate advisory and management services, and institutional and retail investment management. Through its Corporate segment, the Company reports items that are not allocated to any of the business segments.

     Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 1999, 1998 and 1997. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company has divested operations that did not meet targeted rates of return, including its commercial leasing business (Corporate segment) and substantial portions of its Canadian operations (International segment), and insurance operations in the United Kingdom (International segment). The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items (primarily consisting of sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products) and prior to its sale in 1998, the results of MetLife Capital Holdings, Inc. to the Corporate segment.

                                                        AUTO
AT OR FOR THE YEAR ENDED                                 &                        ASSET                  CONSOLIDATION/
   DECEMBER 31, 1999      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------  ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums................   $  4,289       $ 5,525      $1,751      $  523         $   --      $    --       $    --       $ 12,088
Universal life and
  investment-type
  product policy fees...        888           502          --          48             --           --            --          1,438
Net investment income...      5,346         3,755         103         206             80          605          (279)         9,816
Other revenues..........        558           629          21          12            803           59            72          2,154
Net realized investment
  gains (losses)........        (14)          (31)          1           1             --          (41)           14            (70)
Policyholder benefits
  and claims............      4,625         6,712       1,301         463             --           --             4         13,105
Interest credited to
  policyholder account
  balances..............      1,359         1,030          --          52             --           --            --          2,441
Policyholder
  dividends.............      1,509           159          --          22             --           --            --          1,690
Other expenses..........      2,719         1,589         514         248            795        1,031          (141)         6,755
Income (loss) before
  provision for income
  taxes and
  extraordinary item....        855           890          61           5             88         (408)          (56)         1,435
Income (loss) after
  provision for income
  taxes before
  extraordinary item....        555           567          56          21             51         (358)          (50)           842
Total assets............    109,401        88,127       4,443       4,381          1,036       19,834        (1,990)       225,232
Deferred policy
  acquisition costs.....      8,049           106          93         244             --           --            --          8,492
Separate account
  assets................     28,828        35,236          --         877             --           --            --         64,941
Policyholder
  liabilities...........     72,956        47,781       2,318       2,187             --            6          (293)       124,955
Separate account
  liabilities...........     28,828        35,236          --         877             --           --            --         64,941

                      METROPOLITAN LIFE INSURANCE COMPANY

                                                        AUTO
AT OR FOR THE YEAR ENDED                                 &                        ASSET                  CONSOLIDATION/
   DECEMBER 31, 1998      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------  ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums................   $  4,323       $ 5,159      $1,403      $  618         $   --      $    --       $    --       $ 11,503
Universal life and
  investment-type
  product policy fees...        817           475          --          68             --           --            --          1,360
Net investment income...      5,480         3,885          81         343             75          682          (318)        10,228
Other revenues..........        474           575          36          33            817          111           (52)         1,994
Net realized investment
  gains.................        659           557         122         117             --          679          (113)         2,021
Policyholder benefits
  and claims............      4,606         6,416       1,029         597             --          (10)           --         12,638
Interest credited to
  policyholder account
  balances..............      1,423         1,199          --          89             --           --            --          2,711
Policyholder
  dividends.............      1,445           142          --          64             --           --            --          1,651
Other expenses..........      2,577         1,613         386         352            799        2,601          (309)         8,019
Income (loss) before
  provision for income
  taxes and
  extraordinary item....      1,702         1,281         227          77             93       (1,119)         (174)         2,087
Income (loss) after
  provision for income
  taxes before
  extraordinary item....      1,069           846         161          56             49         (691)         (143)         1,347
Total assets............    103,614        88,741       2,763       3,432          1,164       20,852        (5,220)       215,346
Deferred policy
  acquisition costs.....      6,194            82          57         205             --           --            --          6,538
Separate account
  assets................     23,013        35,029          --          26             --           --            --         58,068
Policyholder
  liabilities...........     71,571        49,406       1,477       2,043             --            1          (295)       124,203
Separate account
  liabilities...........     23,013        35,029          --          26             --           --            --         58,068

                                                         AUTO
AT OR FOR THE YEAR ENDED                                  &                        ASSET                  CONSOLIDATION/
    DECEMBER 31, 1997      INDIVIDUAL   INSTITUTIONAL    HOME    INTERNATIONAL   MANAGEMENT   CORPORATE    ELIMINATION      TOTAL
------------------------   ----------   -------------    ----    -------------   ----------   ---------   --------------    -----
Premiums.................   $ 4,327        $ 4,689      $1,354      $  908         $   --      $    --       $    --       $ 11,278
Universal life and
  investment-type product
  policy fees............       855            426          --         137             --           --            --          1,418
Net investment income....     4,754          3,754          71         504             78          700          (370)         9,491
Other revenues...........       338            357          25          54            682           19            16          1,491
Net realized investment
  gains..................       356             45           9         142             --          326           (91)           787
Policyholder benefits and
  claims.................     4,597          5,934       1,003         869             --           --            --         12,403
Interest credited to
  policyholder account
  balances...............     1,422          1,319          --         137             --           --            --          2,878
Policyholder dividends...     1,340            305          --          97             --           --            --          1,742
Other expenses...........     2,394          1,178         351         497            679          966          (294)         5,771
Income before provision
  for income taxes.......       877            535         105         145             81           79          (151)         1,671
Income after provision
  for income taxes.......       599            339          74         126             45          163          (143)         1,203
Total assets.............    95,323         83,473       2,542       7,412          1,136       18,641        (5,745)       202,782
Deferred policy
  acquisition costs......     5,912             40          56         428             --           --            --          6,436
Separate account assets..    17,345         30,473          --         520             --           --            --         48,338
Policyholder
  liabilities............    70,686         49,547       1,509       5,615             --            1            --        127,358
Separate account
  liabilities............    17,345         30,473          --         520             --           --            --         48,338

                      METROPOLITAN LIFE INSURANCE COMPANY

     The Individual segment includes an equity ownership interest in Nvest Companies, L.P. ("Nvest") under the equity method of accounting. Nvest has been included within the Asset Management segment due to the types of products and strategies employed by the entity. The individual segment's equity in earnings of Nvest, which is included in net investment income, was $48, $49 and $45 for the years ended December 31, 1999, 1998 and 1997, respectively. The investment in Nvest was $196, $252 and $216 at December 31, 1999, 1998 and 1997,
respectively.

     Net investment income and net realized investment gains are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (1) a review of the nature of such costs, (2) time studies analyzing the amount of employee compensation costs incurred by each segment, and (3) cost estimates included in the Company's product pricing.

     The consolidation/elimination column includes the elimination of all intersegment amounts and the Individual segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

     Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $24,637, $25,643 and $22,664 for the years ended December 31, 1999, 1998 and 1997, respectively, which represented 97%, 96% and 93%, respectively, of consolidated revenues.

16. SUBSEQUENT EVENTS

     On January 6, 2000, the Company acquired GenAmerica for $1.2 billion. In connection with this acquisition, the Company incurred $900 of short-term debt. GenAmerica is a holding company which includes General American Life Insurance Company, 48.3% of the outstanding shares of Reinsurance Group of America ("RGA") common stock, a provider of reinsurance, and 61.0% of the outstanding shares of Conning Corporation common stock, an asset manager. On January 18, 2000, the Company announced that it had proposed to acquire all of the outstanding shares of Conning common stock not already owned by it for $10.50 per share in cash, or approximately $55. At December 31, 1999, the Company owned 9.6% of the outstanding shares of RGA common stock which were acquired on November 24, 1999 for $125. Subsequent to the GenAmerica acquisition, the Company owned 57.9% of the outstanding shares of RGA common stock. Total assets, revenues and net loss of GenAmerica were $23,594, $3,916 and $(174), respectively, at or for the year ended December 31, 1999.

     As part of the acquisition agreement, in September 1999 the Company assumed $5,752 of General American Life funding agreements and received cash of $1,926 and investment assets with a market value of $3,826. In October 1999, as part of the assumption arrangement, the holders of General American Life funding agreements aggregating $5,136 elected to have the Company redeem the funding agreements for cash. General American Life agreed to pay the Company a fee of $120 in connection with the assumption of the funding agreements. The fee will be considered as part of the purchase price to be allocated to the fair value of assets and liabilities acquired. The Company also agreed to make a capital contribution of $120 to General American Life after the completion of the acquisition.

     At the date of the acquisition agreement, the Company and GenAmerica were parties to a number of reinsurance agreements. In addition, as part of the acquisition, the Company entered into agreements effective as of July 25, 1999, which coinsured new and certain existing business of General American Life and some of its affiliates. See Note 11.

                                    PART II

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS

          The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

            Metropolitan Life Separate Account E
               Independent Auditors' Report


            Financial Statements for the Years Ended December 31, 1998 and 1999
               Statements of Assets and Liabilities
               Statements of Operations
               Statements of Changes in Net Assets
               Notes to Financial Statements


            Metropolitan Life Insurance Company
               Independent Auditors' Report


            Financial Statements for the Years Ended December 31, 1999, 1998 and
               1997
               Consolidated Balance Sheets
               Consolidated Statements of Income
               Consolidated Statements of Cash Flow
               Consolidated Statements of Equity
               Notes to Consolidated Financial Statements


     (B) EXHIBITS

(1)              -- Resolution of the Board of Directors of Metropolitan Life
                    establishing Separate Account E.(2)
(2)              -- Not applicable.
(3)(a)           -- Not applicable.
   (b)           -- Form of Selected Broker Agreement.(2)
   (c)           -- Participation Agreement--Calvert.(5)
   (d)           -- Participation Agreements--Fidelity Distributors Corp.(5)
   (d)(i)        -- Supplemental Agreements--Fidelity
(4)(a)           -- Amended Form of IRC Section 401 Group Annuity Contract
                    (VestMet).(5)
   (a)(i)        -- Form of IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Version 2).(5)
   (a)(ii)       -- Form of IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Allocated and Unallocated).(5)
   (a)(iii)      -- Form IRC Section 401 Individual Annuity Contract (Preference
                    Plus).(5)
   (a)(iv)       -- Form IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Oregon).(2)
   (a)(v)        -- Form IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Allocated).(4)
   (a)(vi)       -- Form IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Allocated) (New York).(4)
   (a)(vii)      -- Form of Certificate under IRC Section 401 Group Annuity
                    Contract (Preference Plus) (New York).(4)
   (b)           -- Amended Form of IRC Section 403(b) Group Annuity Contract
                    (VestMet).(5)
   (b)(i)        -- Amended Form of IRC Section 403(b) Group Annuity Contract
                    (Preference Plus).(5)
   (b)(i)(A)     -- Form of IRC Section 403(b) Group Annuity Contract (Financial
                    Freedom-LIJ).(5)
   (b)(i)(B)     -- Form of IRC Section 403(b) Group Annuity Contract (Enhanced
                    Preference Plus Contract-Montefiore Medical Center,
                    Maimonides Medical Center, The Mount Sinai Hospital).(2)

   (b)(i)(C)     -- Form of IRC Section 403(b) Group Annuity Contract (Financial
                    Freedom Account) (New Jersey-ABP).(4)
   (b)(i)(D)     -- Form of IRC Section 403(b) Group Annuity Contract (Financial
                    Freedom Account) (Texas-ORP).(4)
   (b)(i)(E)     -- Form of IRC Section 403(b) Individual Annuity Contract
                    (Preference Plus) (Oregon).(4)
   (b)(ii)       -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (VestMet).(5)
   (b)(iii)      -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus) (Version 2).(5)
   (b)(iii)(A)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus) (Versions 1 and 2).(5)
   (b)(iii)(B)   -- Amended Form of Certificate under IRC Section 403(b) Group
                    Annuity Contract (Preference Plus) (New York).(5)
   (b)(iii)(C)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom Account).(5)
   (b)(iii)(D)   -- Forms of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus--Enhanced TSA Preference Plus
                    Contract).(5)
   (b)(iii)(E)   -- Amended Form of Certificate under IRC Section 403(b) Group
                    Annuity Contract (Preference Plus).(5)
   (b)(iii)(F)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Chapman).(5)
   (b)(iii)(G)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus, Enhanced Preference Plus,
                    Financial Freedom) (Oregon).(2)
   (b)(iii)(H)   -- Form of Endorsement under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus).(2)
   (b)(iii)(I)   -- Form of Endorsement under Section 403(b) Group Annuity
                    Contract (Preference Plus, Enhanced Preference Plus,
                    Financial Freedom).(2)
   (b)(iv)       -- Form of Texas Rider for Certificate under IRC
                    Section 403(b) Group Annuity Contract (VestMet).(5)
   (b)(v)        -- Form of Texas Endorsement for Certificate under IRC
                    Section 403(b) Group Annuity Contract (Preference Plus).(5)
   (b)(vi)       -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom Account) (New Jersey-ABP).(4)
   (b)(vii)      -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Enhanced Preference Plus) (Oregon).(4)
   (b)(viii)     -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom) (Texas-ORP).(4)
   (b)(ix)       -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom Account) (Texas-ORP).(4)
   (b)(x)        -- Forms of Endorsement under IRC Section 403(b) Group Annuity
                    Contract, 403(a) Group Annuity Contract and Individual
                    Retirement Annuity Contract.4,5
   (b)(xi)       -- Forms of Endorsement under IRC Section 403(b) Group Annuity
                    Contract.4,5,8
   (b)(xii)      -- Forms of Endorsement under IRC Section 403(b) for Annuity
                    Contract (VestMet)--Forms R.S.1208 and G.20247-5677
   (b)(xiii)     -- Forms of Endorsement under IRC Section 408(b) for Flexible
                    Contribution Individual Retirement Annuity (38PP-90(IRA-1), and (G.4333-15, G.4333 (IRA/ENH)--Forms R.S.1228 and
                    G.20247-5687,8
   (b)(xiv)      -- Form of Endorsement under IRC Section 403(b)
                    (G.4333-7)--Form G.20247.563(7)
   (b)(xv)       -- Form of Endorsement under IRC Section 403(b) (G.4333-7,
                    G.4333 (PPA/TSA-5))--Form G.20247-576 (Mutual Benefit Life).
   (c)           -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (VestMet).(5)
   (c)(i)(A)     -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Preference Plus) (Version 2).(5)

   (c)(i)(B)     -- Amended Form of IRC Section 408 Simplified Employee Pension
                    Contract (Preference Plus).(5)
   (c)(i)(C)     -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Preference Plus) (Oregon).(2)
   (c)(i)        -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Illinois, Minnesota) (VestMet).(5)
   (c)(ii)       -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Michigan) (VestMet).(5)
   (c)(iii)      -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (New York) (VestMet).(5)
   (c)(iv)       -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (South Carolina) (VestMet).(5)
   (c)(v)        -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Pennsylvania) (VestMet).(5)
   (c)(vi)       -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Washington) (VestMet).(5)
   (c)(vii)      -- Information Statement concerning IRC Section 408 Simplified
                    Employee Pension Contract (VestMet).(5)
   (d)           -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (VestMet).(5)
   (d)(i)(A)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Preference Plus) (Version 2).(5)
   (d)(i)(B)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Preference Plus).(5)
   (d)(i)(C)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Preference Plus) (Oregon).(2)
   (d)(i)        -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (VestMet).(5)
   (d)(ii)       -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (Michigan) (VestMet).(5)
   (d)(iii)      -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Illinois, Minnesota) (VestMet).(5)
   (d)(iv)       -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Michigan) (VestMet).(5)
   (d)(v)        -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (New York) (VestMet).(5)
   (d)(vi)       -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (South Carolina) (VestMet).(5)
   (d)(vii)      -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Pennsylvania) (VestMet).(5)
   (d)(viii)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Washington) (VestMet).(5)
   (d)(ix)       -- Information Statement concerning IRC Section 408 Individual
                    Retirement Annuity Contract (VestMet).(5)
   (d)(x)        -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (VestMet).(5)
   (d)(xi)       -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (Michigan) (VestMet).(5)
   (d)(xii)      -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (South Carolina) (VestMet).(5)
   (d)(xiii)     -- Form of Endorsement to IRC Section 408 Individual Annuity
                    Contract (Preference Plus).(4)
   (e)           -- Amended Form of IRC Section 408 Group Individual Retirement
                    Annuity Contract (VestMet).(5)
   (e)(1)        -- Form of IRC Section 408 Group Individual Retirement Annuity
                    Contract (Preference Plus).(5)
   (e)(i)        -- Form of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (VestMet).(5)
   (e)(i)(A)     -- Form of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (Preference Plus).(5)

   (e)(i)(B)     -- Forms of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (Enhanced).(2,5)
   (e)(i)(C)     -- Form of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (Oregon).(2)
   (e)(i)(D)     -- Form of Endorsement to IRC Section 408 Group Individual
                    Retirement Annuity Contract (G.4333.15).(8)
   (f)           -- Amended Form of IRC Section 457 Group Annuity Contract for
                    Public Employee Deferred Compensation Plans (VestMet).(5)
   (f)(i)        -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Preference Plus)
                    (Version 2).(5)
   (f)(ii)       -- Amended Form of IRC Section 457 Group Annuity Contract for
                    Public Employee Deferred Compensation Plans (Preference
                    Plus).(5)
   (f)(iii)      -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Enhanced Preference
                    Plus).(5)
   (f)(iv)       -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Financial Freedom).(5)
   (f)(v)        -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Enhanced Preference
                    Plus).(4)
   (f)(vi)       -- Form of Endorsement under IRC Section 457(b) for Public
                    Employee Deferred Compensation Plans (G.3068) (Preference
                    Plus)--Form G.7812-45(7)
   (g)           -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract which Converts Contract into Non-Qualified
                    Status (VestMet).(5)
   (g)(1)        -- Form of Non-Qualified Contract (Preference Plus) (Version
                    2).(5)
   (g)(i)(A)     -- Amended Form of Non-Qualified Contract (Preference Plus).(5)
   (g)(i)(B)     -- Form of Non-Qualified Contract (Preference Plus)
                    (Oregon).(2)
   (g)(i)        -- Information Statement concerning IRC Section 408 Individual
                    Retirement Annuity Contract with Non-Qualified Endorsement
                    (VestMet).(5)
   (g)(ii)       -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract with Non-Qualified Endorsement (Michigan)
                    (VestMet).(5)
   (g)(iii)      -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract with Non-Qualified Endorsement (South
                    Carolina) (VestMet).(5)
   (g)(iv)       -- Form of Endorsement to Group Annuity Contract.(5)
   (h)           -- Amended Form of Non-Qualified Group Contract (VestMet).(5)
   (h)(1)        -- Form of Non-Qualified Group Contract (Preference Plus).(5)
   (h)(i)        -- Form of Certificate under Non-Qualified Group Contract
                    (VestMet).(5)
   (h)(i)(A)     -- Forms of Certificate under Non-Qualified Group Contract
                    (Preference Plus).(5)
   (h)(i)(A)(i)  -- Form of Certificate under Non-Qualified Group Contract
                    (Preference Plus-Enhanced Contract; Enhanced Preference
                    Plus).(2)
   (h)(i)(A)(ii) -- Form of Certificate under Non-Qualified Group Contract
                    (Preference Plus-Enhanced Contract; Enhanced Preference
                    Plus) (Oregon).(2)
   (h)(i)(B)     -- Form of Non-Qualified Group Contract (Preference Plus).(5)
   (h)(i)(C)     -- Form of Non-Qualified Group Contract (Enhanced Preference
                    Plus).(5)
   (h)(i)(D)     -- Form of Endorsement Concerning Nursing Home or Terminal
                    Illness.(2)
   (h)(i)(E)     -- Form of Endorsement for death claim settlement for
                    MT-(37PP-90(NQ-1), (38PP-90(IRA-)--Form R.S. 1234MT1998(7)
   (h)(i)(F)     -- Form of Non-Qualified Group Contract (Financial Freedom
                    Account) Form--G.3043(7)
   (i)           -- Endorsement with respect to Individual IRA and Individual
                    Non-Qualified Contract concerning Death Benefit Provisions
                    (VestMet).(5)
   (j)           -- Specimen of variable retirement annuity contract for
                    Metropolitan Variable Account B.(5)

   (k)           -- Proposed Form of Metropolitan Investment Annuity Program,
                    Form 37-74 MIAP for Metropolitan Life Variable Account C.(5)
   (l)           -- Proposed Form of Metropolitan Investment Annuity Program,
                    Form 37-74 MIAP for Metropolitan Life Variable Account D.(5)
   (m)           -- Specimen of Flexible-Purchase Variable Annuity Contract for
                    Metropolitan Variable Account A.(1)
   (n)           -- Specimen of Variable Annuity Contract, Forms 37TV-65 and
                    20SV-65 for Metropolitan Variable Account B.(5)
   (o)           -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (Preference Plus).(5)
   (o)(i)        -- Forms of Certificate under IRC Section 403(a) Group Annuity
                    Contract (Financial Freedom).(5)
   (o)(ii)       -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (South Carolina).(5)
   (o)(iii)      -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (SUNY).(5)
   (o)(iv)       -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (Oregon).(2)
   (p)           -- Form of Single Premium Immediate Income Payment Contract
                    (Preference Plus).(5)
   (q)           -- Form of Single Premium Immediate Income Payment Certificate
                    (Enhanced Preference Plus and Financial Freedom).(5)
   (r)           -- Endorsements for Single Premium Immediate Income Payment
                    Contract.(5)
   (r)(i)        -- Form of Endorsement for Single Premium Immediate Income
                    Payment Contract (G.4333(VARPAY)--Form G.20247-560(7)
   (r)(ii)       -- Form of Endorsement for Single Premium Immediate Income
                    Payment Contract (PSC 93-05A) for unlimited transfers.(8)
   (s)           -- Form of Endorsement with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1220-PPA(6)
   (s)(i)        -- Form of Endorsement with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1220-PPA (Minnesota).(6)
   (s)(ii)       -- Form of Endorsement with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1220-PPA (New Jersey).(6)
   (s)(iii)      -- Form of Amendment with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1212-PPA.(6)
   (s)(iv)       -- Form of Amendment with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1212-PPA (Minnesota).(6)
   (s)(v)        -- Form of Amendment with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1212-PPA (New Jersey).(6)
   (t)           -- Form of Group Annuity Contract and Amendment under IRC
                    Section 415(m)--Forms G. 3043A and G. 3043A-1 (Financial
                    Freedom Account).(6)
   (u)           -- Form of Endorsement with respect to Waiver of Administrative
                    Fee--Form R.S. 1206.(6)
   (v)           -- Forms of Endorsement with respect to exchange from Growth
                    Plus Account to the Preference Plus Account--Form RSC
                    E31910-2.(6)
   (w)           -- Forms of Endorsement with respect to Enhanced 10% corridor
                    (37PP-90(NQ-1), 38PP-90 (IRA-1) NQ/IRA, NJ PPA and
                    (PSC94-05)--Forms R.S. 1222, R.S.1222N.J., R.S. 1232 and G.
                    20247-573(7)
   (x)           -- Forms of Endorsement with respect to Fund Expansion
                    (38PP-90(NQ-1), (38PP-90(IRA-1), TSA/403(a), PPI immediate
                    (PSC 93-05A)--Forms R.S. 1230 (11/98), G 20247-572 and R.S.
                    1231 (11/98)(7,8)
   (y)           -- Forms of Endorsement with respect to Exchange
                    (37PP-90(NQ-1), 38PP-90(IRA-1) and (G.4333-7)--Forms
                    E31910-3 and G.7812-38-1(7)
   (z)           -- Forms of Endorsement for SIMPLE IRA (G.4333-15) and
                    (G.4333-15+RSC 96-37)--Forms RSC 96-37 and R.S.1209(7)
   (a)(a)        -- Forms of demutualization endorsements.(8)
(5)(a)           -- Participation Request and Agreement for the IRC Section 401
                    Group Annuity Contract.(5)

   (b)           -- Enrollment Form with respect to the IRC Section 401 Group
                    Annuity Contract.(5)
   (b)(i)        -- Enrollment Form with respect to the IRC Section 401 Group
                    Annuity Contract (Preference Plus) (Allocated).(5)
   (c)           -- Participation Request and Agreement for the IRC
                    Section 403(b) Group Annuity Contract.(5)
   (c)(i)        -- Participation Request and Agreement for the IRC
                    Section 403(b) Group Annuity Contract (Direct Mail Form).(5)
   (d)           -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Contract and the IRC Section 457 Group Annuity Contract.(2)
   (d)(i)        -- 403(b) Tax Deferred Annuity Customer Agreement
                    Acknowledgement.(5)
   (d)(ii)       -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Annuity Contract (Enhanced Preference Plus TSA).(5)
   (d)(iii)      -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Annuity Contract (FFA-TSA).(5)
   (e)           -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Annuity Contract and the IRC Section 457 Group Annuity
                    Contract.(5)
   (f)           -- Application for an IRC Section 408 Simplified Employee
                    Pension, IRA and Non-Qualified Deferred Annuities
                    (Preference Plus).(2)
   (f)(i)        -- Application for Individual IRA and Non-Qualified Contract
                    (Direct Mail Form).
   (g)           -- Employer Adoption Request Form.(5)
   (g)(i)        -- Employer Utilization Request Form.(5)
   (g)(ii)       -- Enrollment Form for IRC Section 408 Group Individual
                    Retirement Account Contract and Non-Qualified Group
                    Contract.(5)
   (g)(iii)      -- Funding Authorization and Agreement.(5)
   (g)(iv)       -- Funding Authorization and Agreement (SEP).(5)
   (h)(i)        -- Enrollment Form for IRC Section 408 Individual Retirement
                    Annuity, IRC Section 408k Simplified Employee Pension and
                    Non-Qualified Income Annuity Contract.(5)
   (h)(ii)       -- Enrollment Form for IRC Sections 403(b), 403(a) and 457
                    Group Income Annuity Contract.(5)
   (h)(iii)      -- Enrollment Form for Group IRA Rollover Annuity (Preference
                    Plus-Enhanced Contract).(2)
   (h)(iv)       -- Enrollment Form for Group Non-Qualified Supplemental Savings
                    (Preference Plus-Enhanced Contract).(2)
   (i)           -- Application for Variable Annuity (Preference Plus(R)
                    Account) TSA/IRC Section 457(b) Deferred Compensation/IRC
                    Section 403(a) for form G.4333-7 FORM--038-PPA-TSA/PEDC
                    (0998)(7)
   (i)(i)        -- Application for Variable Annuity (Preference Plus(R)
                    Account) for 37PP-90 (NQ-1), 38PP-90 (IRA-1)
                    FORM--038-PPA-IRA/SEP/NQ (0998)(7)
   (i)(ii)       -- Application for the Preference Plus(R) Income Annuity for
                    RSC 93-05A FORM--RSCINCAPNQIRASEP (10/98)(7)
   (i)(iii)      -- Application for Variable Annuity Enhanced Preference Plus(R)
                    Account for MetLife Employees for forms G.4333-14, G.4333-15
                    Form--038MEGPPAIRA/NQ(10/98)(7)
   (i)(iv)       -- Application Preference Plus Account (8)
(6)              -- Restated Charter and By-Laws of Metropolitan Life Insurance
                    Company.(8)
(7)              -- Not applicable.
(8)              -- Not applicable.
(9)              -- Opinion and consent of counsel as to the legality of the securities being registered.(5)
(10)             -- Not applicable.

(11)             -- Not applicable.
(12)             -- Not applicable.
(13)(a)          -- Powers of Attorney.2,4,5


------------------

1. Previously filed with the initial filing of the Registration Statement of Metropolitan Variable Account A of Metropolitan Life Insurance Company on May 28, 1969.

2. Filed with Post-Effective Amendment No. 19 to this Registration Statement on Form N-4 on February 27, 1996. Power of attorney for Ruth J. Simmons was also filed.

3. Filed with Post-Effective Amendment No. 20 to this Registration Statement on Form N-4 on April 29, 1996.

4. Filed with Post-Effective Amendment No. 21 to this Registration Statement on Form N-4 on February 28, 1997. Powers of attorney for Gerald Clark, Burton A. Dole, Jr. and Charles H. Leighton were also filed.

5. Filed with Post-Effective Amendment No. 22 to this Registration Statement on Form N-4 on April 30, 1997.

6. Filed with Post-Effective Amendment No. 23 to this Registration Statement on Form N-4 on April 3, 1998. Including powers of Attorney for Robert H. Benmosche, Jon F. Danski and Stewart G. Nagler.

7. Filed with Post-Effective Amendment No. 24 to this Registration Statement on Form N-4 on January 12, 1999.


8. Filed herewith. Exhibit 6 is contingent on the successful completion of the conversion of Metropolitan Life Insurance Company from a mutual life insurance company to a stock life insurance company contemplated to take effect on Friday, April 7, 2000.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                   PRINCIPAL OCCUPATION &           POSITIONS AND OFFICES
          NAME                        BUSINESS ADDRESS                 WITH DEPOSITOR
------------------------- ----------------------------------------  ---------------------
Robert H. Benmosche...... Chairman of the Board, President and      Chairman, President,
                          Chief Executive Officer,                  Chief Executive
                          Metropolitan Life Insurance Company,      Officer and Director
                          One Madison Avenue,
                          New York, NY 10010.

Curtis H. Barnette....... Chairman and Chief Executive Officer,     Director
                          Bethlehem Steel Corporation,
                          1170 Eighth Avenue,
                          Martin Tower 2118,
                          Bethlehem, PA 18016-7699.

Gerald Clark............. Vice-Chairman of the Board and            Vice-Chairman, Chief
                          Chief Investment Officer,                 Investment Officer
                          Metropolitan Life Insurance Company,      and Director
                          One Madison Avenue,
                          New York, NY 10010.

Joan Ganz Cooney......... Chairman, Executive Committee,            Director
                          Children's Television Workshop,
                          One Lincoln Plaza,
                          New York, NY 10023.

Burton A. Dole, Jr....... Retired Chairman, President and           Director
                          Chief Executive Officer,
                          Nellcor Puritan Bennett,
                          2200 Faraday Avenue,
                          Carlsbad, CA 92008-7208.

                                   PRINCIPAL OCCUPATION &           POSITIONS AND OFFICES
          NAME                        BUSINESS ADDRESS                 WITH DEPOSITOR
------------------------- ----------------------------------------  ---------------------
James R. Houghton........ Chairman Emeritus of the Board            Director
                          and Director,
                          Corning Incorporated,
                          80 East Market Street, 2nd Floor,
                          Corning, NY 14830.

Harry P. Kamen........... Retired Chairman and Chief Executive      Director
                          Officer,
                          Metropolitan Life Insurance Company,
                          One Madison Avenue,
                          New York, NY 10010.

Helene L. Kaplan......... Of Counsel, Skadden, Arps, Slate,         Director
                          Meagher and Flom,
                          919 Third Avenue,
                          New York, NY 10022.

Charles H. Leighton...... Retired Chairman of the Board,            Director
                          CML Group, Inc.,
                          524 Main Street,
                          Bolton, MA 01720.

Allen E. Murray.......... Retired Chairman of the Board and         Director
                          Chief Executive Officer,
                          Mobil Corporation,
                          375 Park Avenue, Suite 2901,
                          New York, NY 10152.

Stewart G. Nagler........ Vice-Chairman of the Board and            Vice-Chairman, Chief
                          Chief Financial Officer,                  Financial Officer and
                          Metropolitan Life Insurance Company,      Director
                          One Madison Avenue,
                          New York, NY 10010.

John J. Phelan, Jr....... Retired Chairman and                      Director
                          Chief Executive Officer,
                          New York Stock Exchange,
                          P.O. Box 312,
                          Mill Neck, NY 11765.

Hugh B. Price............ President and Chief Executive Officer,    Director
                          National Urban League, Inc.,
                          120 Wall Street, 7th & 8th Floors,
                          New York, NY 10005.

Robert G. Schwartz....... Retired Chairman of the Board,            Director
                          President and Chief Executive Officer,
                          Metropolitan Life Insurance Company,
                          200 Park Avenue, Suite 5700,
                          New York, NY 10166.

Ruth J. Simmons, Ph.D.... President,                                Director
                          Smith College,
                          College Hall 20,
                          Northhampton, MA 01063.

                                   PRINCIPAL OCCUPATION &           POSITIONS AND OFFICES
          NAME                        BUSINESS ADDRESS                 WITH DEPOSITOR
------------------------- ----------------------------------------  ---------------------
William C. Steere, Jr.... Chairman of the Board and                 Director
                          Chief Executive Officer,
                          Pfizer, Inc.,
                          235 East 42nd Street,
                          New York, NY 10016.


     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


       NAME OF OFFICER                  POSITION WITH METROPOLITAN LIFE
------------------------------ -------------------------------------------------
Robert H. Benmosche........... Chairman, President, Chief Executive Officer and
                               Director
Gerald Clark.................. Vice-Chairman, Chief Investment Officer and
                               Director
Stewart G. Nagler............. Vice-Chairman, Chief Financial Officer and
                               Director
Gary A. Beller................ Senior Executive Vice-President and General
                               Counsel
James H. Benson............... President, Individual Business; Chairman, Chief
                               Executive Officer and President, New England Life
                               Insurance Company
C. Robert Henrikson........... President, Institutional Business
Richard A. Liddy.............. Senior Executive Vice-President
Catherine A. Rein............. Senior Executive Vice-President; President and
                               Chief Executive Officer of Metropolitan Property
                               and Casualty Insurance Company
William J. Toppeta............ President, Client Services and Chief
                               Administrative Officer
John H. Tweedie............... Senior Executive Vice-President
Lisa Weber.................... Executive Vice-President
Judy E. Weiss................. Executive Vice-President and Chief Actuary



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.


     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. It is anticipated that Metropolitan Life Insurance Company will become a wholly-owned subsidiary of MetLife, Inc., a publicly traded company effective on April 7, 2000. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

     [The Organization Chart has been filed by module and is 11 pages long.
Part II will continue on page II-22]

           ORGANIZATIONAL STRUCTURE OF METROPOLITAN AND SUBSIDIARIES
                             AS OF APRIL 3, 2000


The following is a list of subsidiaries of Metropolitan Life Insurance Company ("Metropolitan"). It is expected that Metropolitan will become a wholly-owned subsidiary of MetLife, Inc. on or about April 7, 2000. MetLife, Inc. will become a publicly-traded company at that time. Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Tower Corp. (Delaware)

     1.   Metropolitan Property and Casualty Insurance Company (Rhode Island)

          a. Metropolitan Group Property and Casualty Insurance Company (Rhode Island)

               i.   Metropolitan Reinsurance Company (U.K.) Limited (Great
                    Britain)

          b.   Metropolitan Casualty Insurance Company (Rhode Island)
          c.   Metropolitan General Insurance Company (Rhode Island)
          d.   Metropolitan Direct Property and Casualty Insurance Company
               (Georgia)
          e.   Metropolitan P&C Insurance Services, Inc. (California)
          f.   Metropolitan Lloyds, Inc. (Texas)
          g.   Met P&C Managing General Agency, Inc. (Texas)

          h.   Economy Fire & Casualty Company
          i.   Economy Preferred Insurance Company
          j.   Economy Premier Assurance Company

     2.   Metropolitan Insurance and Annuity Company (Delaware)

          a.   MetLife Europe I, Inc. (Delaware)
          b.   MetLife Europe II, Inc. (Delaware)
          c.   MetLife Europe III, Inc. (Delaware)
          d.   MetLife Europe IV, Inc. (Delaware)
          e.   MetLife Europe V, Inc. (Delaware)

     3.   MetLife General Insurance Agency, Inc. (Delaware)

          a.   MetLife General Insurance Agency of Alabama, Inc. (Alabama)
          b.   MetLife General Insurance Agency of Kentucky, Inc. (Kentucky)
          c.   MetLife General Insurance Agency of Mississippi, Inc.
               (Mississippi)
          d.   MetLife General Insurance Agency of Texas, Inc. (Texas)
          e. MetLife General Insurance Agency of North Carolina, Inc. (North Carolina)
          f. MetLife General Insurance Agency of Massachusetts, Inc. (Massachusetts)

     4.   Metropolitan Asset Management Corporation (Delaware)

                    (a.) MetLife Capital, Limited Partnership (Delaware).
                         Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

                         (i.) MetLife Capital Credit L.P. (Delaware).
                              Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

                                 (1) MetLife Capital CFLI Holdings, LLC (DE)

                                       (a.) MetLife Capital CFLI Leasing, LLC
                                           (DE)

           b.  MetLife Financial Acceptance Corporation (Delaware).
               MetLife Capital Holdings, Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the common stock of MetLife Financial Acceptance Corporation.

           c. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

           d. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.


           e. MetLife Investment, S.A. 23rd Street Investment, Inc. holds one share of MetLife Investments Limited and MetLife Investments,
       S.A.


     5.   SSRM Holdings, Inc. (Delaware)

           a. State Street Research & Management Company (Delaware). Is a sub-investment manager for the Growth, Income, Diversified and Aggressive Growth Portfolios of Metropolitan Series Fund, Inc.

               i.   State Street Research Investment Services, Inc.
                    (Massachusetts)

           b.   SSR Realty Advisors, Inc. (Delaware)

               i.   Metric Management Inc. (Delaware)
               ii.  Metric Property Management, Inc. (Delaware)

                    (1) Metric Realty (Delaware). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

                    (2) Metric Colorado, Inc. (Colorado). Metric Property Management, Inc. holds 80% of the common stock of Metric Colorado, Inc.

               iii. Metric Capital Corporation (California)
               iv.  Metric Assignor, Inc. (California)
               v.   SSR AV, Inc. (Delaware)

     6.   MetLife Holdings, Inc. (Delaware)

          a.   MetLife Funding, Inc. (Delaware)
          b.   MetLife Credit Corp. (Delaware)

     7.   Metropolitan Tower Realty Company, Inc. (Delaware)

     8.   Security First Group, Inc. (DE)

          a.   Security First Life Insurance Company (DE)
          b.   Security First Insurance Agency, Inc. (MA)
          c.   Security First Insurance Agency, Inc. (NV)
          d.   Security First Group of Ohio, Inc. (OH)
          e.   Security First Financial, Inc. (DE)
          f.   Security First Investment Management Corporation (DE)
          g.   Security First Financial Agency, Inc. (TX)

      9.  Natiloportem Holdings, Inc. (Delaware)

          a. Services Administrativos Gen, S.A. de CV One Share of Servicos Administrativos Gen. S.A. de C.V. is held by a nominee of Natiloportem Holdings, Inc.

B.   Metropolitan Tower Life Insurance Company (Delaware)

C.   MetLife Security Insurance Company of Louisiana (Louisiana)

D.   MetLife Texas Holdings, Inc. (Delaware)

     1.   Texas Life Insurance Company (Texas)

          a.   Texas Life Agency Services, Inc. (Texas)

          b.   Texas Life Agency Services of Kansas, Inc. (Kansas)

E.   MetLife Securities, Inc. (Delaware)

F.   23rd Street Investments, Inc. (Delaware)

G. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1.   Seguros Genesis, S.A. (Spain)
     2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

I.   MetLife Saengmyoung Insurance Company Ltd. (Korea).

J.   Metropolitan Life Seguros de Vida S.A. (Argentina)

K.   Metropolitan Life Seguros de Retiro S.A. (Argentina).

L.   Met Life Holdings Luxembourg (Luxembourg)

M.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

N.   MetLife International Holdings, Inc. (Delaware)

O.   Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

P.   Metropolitan Marine Way Investments Limited (Canada)

Q. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (80%) and by an entity (20%) unaffiliated with Metropolitan.

R. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20% of the common stock of Seguros Genesis S.A.

S. Metropolitan Life Seguros de Vida S.A. (Uruguay). One share of Metropolitan Life Seguros de Vida S.A. is held by Alejandro Miller Artola, a nominee of Metropolitan Life Insurance Company.

T.   Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

U.   MetLife (India) Ltd.

V.   Hyatt Legal Plans, Inc. (Delaware)

     1. Hyatt Legal Plans of Florida, Inc. (Fl)

W. One Madison Merchandising L.L.C. (Connecticut) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows: Metropolitan owns 99% and Metropolitan Tower Corp. owns 1%.

X.   Metropolitan Realty Management, Inc. (Delaware)

     1.   Edison Supply and Distribution, Inc. (Delaware)
     2.   Cross & Brown Company (New York)

          a.   CBNJ, Inc. (New Jersey)

Y.   MetPark Funding, Inc. (Delaware)

Z.   Transmountain Land & Livestock Company (Montana)

AA.  Farmers National Company (Nebraska)

     1.   Farmers National Commodities, Inc. (Nebraska)

A.B.  MetLife Trust Company, National Association. (United States)
A.C.  Benefit Services Corporation (Georgia)
A.D.  G.A. Holding Corporation (MA)
A.E.  MetLife, Inc.
A.F.  CRH., Co, Inc. (MA)
A.G.  334 Madison Euro Investments, Inc.
A.H. Park Twenty Three Investments Company 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited
      a. Convent Stution Euro Investments Four Company 1% voting control of Convert Stution Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.
A.I.  L/C Development Corporation (CA)
A.J. One Madison Investments (Cayco) Limited 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.
A.K.  New England Portfolio Advisors, Inc. (MA)
A.L. CRB Co., Inc. (MA) AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.
A.M.  New England Life Mortgage Funding Corporation (MA)
A.N. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.
A.O. Mercadian Funding L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian
      Funding L.P.
A.P.  St. James Fleet Investments two Limited.

A.Q.  MetLife New England Holdings, Inc. (DE)
      1. Fulcrum Financial Advisors, Inc. (MA)
      2. New England Life Insurance Company (MA)
         a. New England Life Holdings, Inc. (DE)
            i.   New England Securities Corporation (MA)
                 (1) Hereford Insurance Agency, Inc. (MA)
                 (2) Hereford Insurance Agency of Alabama, Inc. (AL)
                 (3) Hereford Insurance Agency of Minnesota, Inc. (MN)
                 (4) Hereford Insurance Agency of Ohio, Inc. (OH)
                 (5) Hereford Insurance Agency of New Mexico, Inc. (NM)
                 (6) Hereford Insurance Agency of Wyoming, Inc.
                 (7) Hereford Insurance Agency of Oklahoma, Inc.

            ii.  TNE Information Services, Inc. (MA)
                 (1) First Connect Insurance Network, Inc. (DE)
                 (2) Interative Financial Solutions, Inc. (MA)
            iii. N.L. Holding  Corp. (Del)(NY)
                 (1) Nathan & Lewis Securities, Inc. (NY)
                 (2) Nathan & Lewis Associates, Inc. (NY)
                       (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)
                       (b) Nathan and Lewis Associates of Texas, Inc. (TX)
                 (3) Nathan & Lewis Associates--Arizona, Inc. (AZ)
                 (4) Nathan & Lewis of Nevada, Inc. (NV)
                 (5) Nathan and Lewis Associates Ohio, Incorporated (OH)

            iv.  New England Securities Corporation
             v.  New England Investment Management Inc.


         b. Exeter Reassurance Company, Ltd. (MA)
         c. Omega Reinsurance Corporation (AZ)
         d. New England Pension and Annuity Company (DE)
         e. Newbury Insurance Company, Limited (Bermuda)

A.R.   General American Life
       1.    General American Life Insurance Company
     a.    GenAm Benefits Life Insurance Company
     b.    Paragon Life Insurance Company
             c.    Security Equity Life Insurance Company
             d.    Cova Corporation
                   i.    Cova Financial Services Life Insurance Company
         (1)    Cova Financial Life Insurance Company
                         (2)    First Cova Life Insurance Company
                   ii.   Cova Investment Advisory Corporation
                         (1)    Cova Investment Advisory Corporation
                 (2)    Cova Investment Allocution Corporation
                         (3)    Cova Life Sales Company
                (4)    Cova Life Administration Services Company
             e.    General Life Insurance Company
                   i.    General Life Insurance Company of America
             f.    Equity Intermediary Company
                   i.    Reinsurance Group of America, Incorporated
       1.    Reinsurance Company of Missouri Incorporated
             a.    RGA Reinsurance Company
             b.    Fairfield Management Group, Inc.
                   i.    Reinsurance Partners, Inc.
                   ii.   Great Rivers Reinsurance Management, Inc.
                   iii.  RGA (U.K.) Underwriting Agency Limited
       2.    Triad Re, Ltd
       3.    RGA Americas Reinsurance Company, Ltd.
       4.    RGA Reinsurance Company (Barbados) Ltd.
             (a)   RGA/Swiss Financial Group, L.L.C.
       5.    RGA International Ltd.
             (a)   RGA Financial Products Limited
             (b)   RGA Canada Management Company, Ltd.
                   (i)   RGA Life Reinsurance Company of Canada
       6.    Benefit Resource Life Insurance Company (Bermuda) Ltd.
       7.    RGA Holdings Limited
             (a)   RGA Managing Agency Limited
             (b)   RGA Capital Limited
       8.    RGA South African Holdings (Pty) Ltd.
             (a)   RGA Reinsurance Company of South Africa Limited
       9.    RGA Australian Holdings Pty Limited
             (a)   RGA Reinsurance Company of Australia Limited
       10.   General American Argentina Seguros
       11.   RGA Argentina, S.A.
       12.   RGA Sudamerica, S.A.
             (a)   RGA Reinsurance
             (b)   BHIF American Seguros de Vida, S.A.

       g.    GenAm Holding Company
             i.    NaviSys Incorporated
             ii.   NaviSys Illustration Solutions, Inc.
             iii.  NaviSys Asia Pacifica Limited
             iv.   NaviSys de Mexico S.A. de C.V.
                   99% of the shares of NaviSys de Mexico S.A. de C.V. are held by NaviSys Incorporated and 1% is held by General American Life Insurance Company.
             v.    NaviSys Enterprise Solutions, Inc.
             vi.   Red Oak Realty Company
             vii.  White Oak Royalty Company
             viii. GenMark Incorporated
                   (a)   Stan Mintz Associates, Inc.
                   (b)   GenMark Insurance Agency of Alabama, Inc.
                   (c)   GenMark Insurance Agency of Massachusetts, Inc.
                   (d)   GenMark Insurance Agency of Ohio, Inc.
                   (e)   GenMark Insurance Agency of Texas, Inc.
             ix.   Conning Corporation
                   (a)   Conning, Inc.
                         (i)    Conning & Company
                   (1)   Conning Asset Management Company

       2.    Collaborative Strategies, Inc.
       3.    Virtual Finances.Com, Inc.
       4.    Missouri Reinsurance (Barbados) Inc.
       5.    GenAmerican Capital I
       6.    GenAmerican Management
       7.    Walnut Street Securities, Inc.
             a.    WSS Insurance Agency of Alabama, Inc.
             b.    WSS Insurance Agency of Massachusetts, Inc.
             c.    WSS Insurance Agency of Ohio, Inc.
             d.    WSS Insurance Agency of Texas, Inc.
             e.    Walnut Street Advisers, Inc.

      3. Nvest Corporation (MA)
         a. Nvest, L.P. (DE) Nvest Corporation holds a 1.69% general partnership interest and MetLife New England Holdings, Inc. 3.19% general partnership interest in Nvest, L.P.
         b. Nvest Companies, L.P. (DE) Nvest Corporation holds a 0.0002% general partnerhship interest in Nvest Companies, L.P. Nvest, L.P. holds a 14.64% general partnership interest in Nvest Companies, L.P. Metropolitan holds a 46.23% limited partnership interest in Nvest Companies, L.P.
               i. Nvest Holdings, Inc. (DE)
           (1)     Back Bay Advisors, Inc. (MA)
               (a) Back Bay Advisors, L.P. (DE)
                   Back Bay Advisors, Inc.
                   holds a 1% general partner
                   interest and NEIC
                   Holdings, Inc. holds a 99%
                   limited partner interest
                   in Back Bay Advisors, L.P.
           (2)     R & T Asset Management, Inc. (MA)
               (a) Reich & Tang Distributors, Inc. (DE)
               (b) Reich & Tang Asset Management
                   R & T Asset Management, Inc.
                   holds a 0.5% general partner interest and
                   NEIC Holdings, Inc. hold a 99.5% limited
                   partner interest in       &
                   Asset Management, L.P.
               (c) Reich & Tang Services, Inc. (DE)

           (3)     Loomis, Sayles & Company, Inc. (MA)
               (a) Loomis Sayles & Company, L.P. (DE)
                   Loomis Sayles & Company, Inc.
                   holds a 1% general partner interest and
                   R & T Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles &
                   Company, L.P.
           (4)     Westpeak Investment Advisors, Inc. (MA)
               (a) Westpeak Investment Advisors, L.P. (DE)
                   Westpeak Investment Advisors, Inc.
                   holds a 1% general partner interest and
                   Reich & Tang holds a 99% limited
                   partner interest in Westpeak Investment
                   Advisors, L.P.
                               (i) Westpeak Investment Advisors Australia
                                   Limited Pty.
           (5)     Vaughan, Nelson Scarborough & McCullough (DE)
               (a) Vaughan, Nelson Scarborough & McCullough, L.P. (DE)
                   VNSM, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Vaughan, Nelson
                   Scarborough & McCullough, L.P.

                               (i)  VNSM Trust Company

           (6)     MC Management, Inc. (MA)
               (a) MC Management, L.P. (DE)
                   MC Management, Inc. holds a 1% general partner interest and R & T Asset Management, Inc.
                   holds a 99% limited partner interest in MC
                   Management, L.P.
           (7)     Harris Associates, Inc. (DE)
               (a) Harris Associates Securities L.P. (DE)
                   Harris Associates, Inc. holds a 1% general partner interest and Harris Associates L.P. holds a 99% limited partner interest in Harris Associates
                   Securities, L.P.
               (b) Harris Associates L.P. (DE)
                   Harris Associates, Inc. holds a 0.33% general partner interest and NEIC Operating Partnership, L.P. holds a 99.67% limited partner interest in Harris Associates L.P.
                              (i)  Harris Partners, Inc. (DE)
                              (ii) Harris Partners L.L.C. (DE)
                                   Harris Partners, Inc. holds a 1%
                                   membership interest and
                                   Harris Associates L.P. holds a 99%
                                   membership interest in Harris Partners L.L.C.
                                  (1) Aurora Limited Partnership (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (2) Perseus Partners L.P. (DE) Harris Partners
                                      L.L.C. holds a 1% general partner interest

                                  (3) Pleiades Partners L.P. (DE) Harris
                                      Partners L.L.C. holds a 1% general partner interest

                                  (4) Stellar Partners L.P. (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (5) SPA Partners L.P. (DE) Harris Partners
                                      L.L.C. holds a 1% general partner interest
           (8)     Graystone Partners, Inc. (MA)
               (a) Graystone Partners, L.P. (DE)
                   Graystone Partners, Inc. holds a 1%
                   general partner interest and New England
                   NEIC Operating Partnership, L.P.
                   holds a 99% limited partner interest in
                   Graystone Partners, L.P.

           (9)     NEF Corporation (MA)
               (a) New England Funds, L.P. (DE) NEF Corporation holds a
                   1% general partner interest and NEIC Operating
                   Partnership, L.P. holds a 99% limited
                   partner interest in New England Funds, L.P.
               (b) New England Funds Management, L.P. (DE) NEF
                   Corporation holds a 1% general partner interest and NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds
                   Management, L.P.
          (10)     New England Funds Service Corporation
          (11)     AEW Capital Management, Inc. (DE)
               (a) AEW Securities, L.P. (DE) AEW Capital Management, Inc. holds a 1% general partnership and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Securities, L.P.
     ii.     Nvest Associates, Inc.
    iii.     Snyder Capital Management, Inc.
         (1) Snyder Capital Management, L.P. NEIC Operating
             Partnership holds a 99.5% limited partnership interest and Snyder Capital Management Inc. holds a 0.5% general partnership interest.
     iv.     Jurika & Voyles, Inc.
         (1) Jurika & Voyles, L.P NEIC Operating Partnership,
             L.P. holds a 99% limited partnership interest and Jurika & Voyles, Inc. holds a 1% general partnership interest.
      v.     Capital Growth Management, L.P. (DE)
             NEIC Operating Partnership, L.P. holds a 50% limited partner interest in Capital Growth Management, L.P.
     vi.     Nvest Partnerships, LLC ( )

    vii.     AEW Capital Management L.P. (DE)
             New England Investment Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.
             (1) AEW II Corporation (  )
             (2) AEW Partners III, Inc. (   )
             (3) AEW TSF, Inc. (   )
             (4) AEW Exchange Management, LLC
             (5) AEWPN, LLC (   )
     (6) AEW Investment Group, Inc. (MA)
         (a) Copley Public Partnership Holding, L.P. (MA)
             AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in Copley Public Partnership
             Holding, L.P.
         (b) AEW Management and Advisors L.P. (MA)
             AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Management and Advisors L.P.
            ii. AEW Real Estate Advisors, Inc. (MA)
                1.     AEW Advisors, Inc. (MA)
                2.     Copley Properties Company, Inc. (MA)
                3.     Copley Properties Company II, Inc. (MA)
                4.     Copley Properties Company III, Inc. (MA)
                5.     Fourth Copley Corp. (MA)
                6.     Fifth Copley Corp. (MA)
                7.     Sixth Copley Corp. (MA)
                8.     Seventh Copley Corp. (MA).
                9.     Eighth Copley Corp. (MA).
               10.     First Income Corp. (MA).
               11.     Second Income Corp. (MA).
               12.     Third Income Corp. (MA).
               13.     Fourth Income Corp. (MA).
               14.     Third Singleton Corp. (MA).
               15.     Fourth Singleton Corp. (MA)
               16.     Fifth Singleton Corp. (MA)
               17.     Sixth Singleton Corp. (MA).
               18.     BCOP Associates L.P. (MA)
                       AEW Real Estate Advisors, Inc. holds a 1% general partner interest in BCOP Associates L.P.
            ii. CREA Western Investors I, Inc. (MA)
                1. CREA Western Investors I, L.P. (DE)
                   CREA Western Investors I, Inc. holds a 24.28% general partnership interest and Copley Public Partnership Holding, L.P. holds a 57.62% limited partnership interest in CREA Western Investors I, L.P.
           iii. CREA Investors Santa Fe Springs, Inc. (MA)

     (7) Copley Public Partnership Holding, L.P. (DE)
         AEW Capital Management, L.P. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest and CREA Western Investors I, L.P holds a 57.62% Limited Partnership interest.

     (8) AEW Real Estate Advisors, Limited Partnership (MA)
         AEW Real Estate Advisors, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Real Estate Advisors, Limited Partnership.
     (9) AEW Hotel Investment Corporation (MA)
        (a.) AEW Hotel Investment, Limited Partnership (MA)
             AEW Hotel Investment Corporation holds a 1% general partnership interest and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Hotel Investment, Limited Partnership.
    (10) Aldrich Eastman Global Investment Strategies, LLC (DE)
         AEW Capital Management, L.P. holds a 25% membership interest and an unaffiliated third party holds a 75% membership interest in Aldrich Eastman Global Investment Strategies, LLC.

A.R.   General American Life
       1.    General American Life Insurance Company
     a.    GenAm Benefits Life Insurance Company
     b.    Paragon Life Insurance Company
             c.    Security Equity Life Insurance Company
             d.    Cova Corporation
                   i.    Cova Financial Services Life Insurance Company
         (1)    Cova Financial Life Insurance Company
                         (2)    First Cova Life Insurance Company
                   ii.   Cova Investment Advisory Corporation
                         (1)    Cova Investment Advisory Corporation
                 (2)    Cova Investment Allocution Corporation
                         (3)    Cova Life Sales Company
                (4)    Cova Life Administration Services Company
             e.    General Life Insurance Company
                   i.    General Life Insurance Company of America
             f.    Equity Intermediary Company
                   i.    Reinsurance Group of America, Incorporated
       1.    Reinsurance Company of Missouri Incorporated
             a.    RGA Reinsurance Company
             b.    Fairfield Management Group, Inc.
                   i.    Reinsurance Partners, Inc.
                   ii.   Great Rivers Reinsurance Management, Inc.
                   iii.  RGA (U.K.) Underwriting Agency Limited
       2.    Triad Re, Ltd
       3.    RGA Americas Reinsurance Company, Ltd.
       4.    RGA Reinsurance Company (Barbados) Ltd.
             (a)   RGA/Swiss Financial Group, L.L.C.
       5.    RGA International Ltd.
             (a)   RGA Financial Products Limited
             (b)   RGA Canada Management Company, Ltd.
                   (i)   RGA Life Reinsurance Company of Canada
       6.    Benefit Resource Life Insurance Company (Bermuda) Ltd.
       7.    RGA Holdings Limited
             (a)   RGA Managing Agency Limited
             (b)   RGA Capital Limited
       8.    RGA South African Holdings (Pty) Ltd.
             (a)   RGA Reinsurance Company of South Africa Limited
       9.    RGA Australian Holdings Pty Limited
             (a)   RGA Reinsurance Company of Australia Limited
       10.   General American Argentina Seguros
       11.   RGA Argentina, S.A.
       12.   RGA Sudamerica, S.A.
             (a)   RGA Reinsurance
             (b)   BHIF American Seguros de Vida, S.A.

       g.    GenAm Holding Company
             i.    NaviSys Incorporated
             ii.   NaviSys Illustration Solutions, Inc.
             iii.  NaviSys Asia Pacifica Limited
             iv.   NaviSys de Mexico S.A. de C.V.
                   99% of the shares of NaviSys de Mexico S.A. de C.V. are held by NaviSys Incorporated and 1% is held by General American Life Insurance Company.
             v.    NaviSys Enterprise Solutions, Inc.
             vi.   Red Oak Realty Company
             vii.  White Oak Royalty Company
             viii. GenMark Incorporated
                   (a)   Stan Mintz Associates, Inc.
                   (b)   GenMark Insurance Agency of Alabama, Inc.
                   (c)   GenMark Insurance Agency of Massachusetts, Inc.
                   (d)   GenMark Insurance Agency of Ohio, Inc.
                   (e)   GenMark Insurance Agency of Texas, Inc.
             ix.   Conning Corporation
                   (a)   Conning, Inc.
                         (i)    Conning & Company
                   (1)   Conning Asset Management Company

       2.    Collaborative Strategies, Inc.
       3.    Virtual Finances.Com, Inc.
       4.    Missouri Reinsurance (Barbados) Inc.
       5.    GenAmerican Capital I
       6.    GenAmerican Management
       7.    Walnut Street Securities, Inc.
             a.    WSS Insurance Agency of Alabama, Inc.
             b.    WSS Insurance Agency of Massachusetts, Inc.
             c.    WSS Insurance Agency of Ohio, Inc.
             d.    WSS Insurance Agency of Texas, Inc.
             e.    Walnut Street Advisers, Inc.

In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan owned facilities and airplanes. It is not engaged in any business.

2) Quadreal Corp., a New York corporation, is the fee holder of a parcel of real property subject to a 999 year prepaid lease. It is wholly owned by Metropolitan, having been acquired by a wholly owned subsidiary of Metropolitan in 1973 in connection with a real estate investment and transferred to Metropolitan in 1988.

3) Met Life International Real Estate Equity Shares, Inc., a Delaware corporation, is a real estate investment trust. Metropolitan owns approximately 18.4% of the outstanding common stock of this company and has the right to designate 2 of the 5 members of its Board of Directors.

4) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

5) Metropolitan owns, via its subsidiary, AFORE Genesis Metropolitan S.A. de C.V., approximately 61.7% of SIEFORE Genesis S.A. de C.V., a mutual fund.

6) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

7) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company ("MET P&C"), serves as the attorney-in-fact and manages the association.

8) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. Holding Corp. (DEL), an indirect wholly owned subsidiary of Metropolitan.

9)  100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc.
(OK) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

10) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. (TX) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

11) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various's ownership interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following company: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACTOWNERS.


     As of February 29, 2000:



                                      NUMBER OF
          TITLE OF CLASS               HOLDERS
          -------------------------   ---------
          Contract holders
            Qualified..............    597,907
            Non-Qualified..........    176,789


ITEM 28. INDEMNIFICATION

    UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933


     Metropolitan Life Insurance Company has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. Metropolitan Life Insurance Company maintains a directors' and officers' liability policy with a maximum coverage of $300 million. A provision in the Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan Life Insurance Company pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:



        Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter) Metropolitan Series Fund, Inc. (principal underwriter and investment adviser)
        The New England Variable Account (depositor)
        New England Variable Annuity Fund I (depositor)


     (b) See response to Item 25 above.

     (c)


                  (1)                                     (2)

     NAME OF PRINCIPAL UNDERWRITER           NET UNDERWRITING DISCOUNTS AND
                                                      COMMISSIONS
  Metropolitan Life Insurance Company                     N/A

                  (3)                                     (4)

     COMPENSATION ON REDEMPTION OR               BROKERAGE COMMISSIONS
              ANNUITIZATION
              $153,732,414                                N/A

                  (5)

              COMPENSATION
                  N/A


ITEM 30. LOCATION OF ACCOUNT AND RECORDS.

     Metropolitan Life Insurance Company
     One Madison Avenue
     New York, N.Y. 10010

ITEM 31. MANAGEMENT SERVICES.

     Not Applicable

ITEM 32. UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-(4) of such letter.

     (f) Metropolitan Life Insurance Company represents that the fees and charges deducted under the annuities described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the annuities.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 6TH DAY OF APRIL, 2000.


                                          METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                   (Registrant)

                                       by:           METROPOLITAN LIFE INSURANCE
                                       COMPANY
                                                   (Depositor)

                                       by:           /s/ GARY A. BELLER
                                           -------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                   (Depositor)

                                       by:           /s/ GARY A. BELLER
                                           -------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


           SIGNATURE                        TITLE                     DATE
-------------------------------  ----------------------------   ----------------
               *                 Chairman, President, Chief
-------------------------------  Executive Officer and
      Robert H. Benmosche        Director

               *                 Vice Chairman, Chief
-------------------------------  Investment Officer and
        Gerald Clark             Director

               *                 Vice Chairman, Chief
-------------------------------  Financial Officer (Principal
       Stewart G. Nagler         Financial Officer) and
                                 Director

               *                 Senior Vice-President
-------------------------------  Controller and General
         Jon F. Danski           Auditor (Principal
                                 Accounting Officer)

               *                 Director
-------------------------------
      Curtis H. Barnette

               *                 Director
-------------------------------
       Joan Ganz Cooney

               *                 Director
-------------------------------
      Burton A. Dole, Jr.

               *                 Director
-------------------------------
       James R. Houghton

               *                 Director
-------------------------------
        Harry P. Kamen

               *                 Director
-------------------------------
       Helene L. Kaplan

    By: /s/ CHRISTOPHER P.
        NICHOLAS, ESQ.
-------------------------------
   Christopher P. Nicholas,
       Attorney-in-Fact                                           April 6, 2000

           SIGNATURE                                TITLE                      DATE
-------------------------------------     ----------------------------   ----------------

               *                              Director
-------------------------------------
      Charles M. Leighton

               *                               Director
-------------------------------------
        Allen E. Murray

               *                               Director
-------------------------------------
      John J. Phelan, Jr.

               *                               Director
-------------------------------------
         Hugh B. Price

               *                               Director
-------------------------------------
      Robert G. Schwartz

               *                               Director
-------------------------------------
    Ruth J. Simmons, Ph.D.

                                                    Director
-------------------------------------
    William C. Steere, Jr.


By: /s/ CHRISTOPHER P. NICHOLAS, ESQ.
    ---------------------------------
        Christopher P. Nicholas, Esq.
          Attorney-in-Fact                                             April 6, 2000